As filed with the Securities and Exchange Commission on January 5, 2023
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03802
NEUBERGER BERMAN INCOME FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Income Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Registrant's telephone number, including area code: (212) 476-8800

Date of fiscal year end: October 31
Date of reporting period: October 31, 2022
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

(a) Following is a copy of the annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Income Funds
Investor Class Shares	Class C Shares
Trust Class Shares	Class R3 Shares
Institutional Class Shares	Class R6 Shares
Class A Shares	Class E Shares
Core Bond Fund
Emerging Markets Debt Fund
Floating Rate Income Fund
High Income Bond Fund
Municipal High Income Fund
Municipal Impact Fund
Municipal Intermediate Bond Fund
Short Duration Bond Fund
Strategic Income Fund

Annual Report
October 31, 2022

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of  Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2022 Neuberger Berman BD LLC, distributor. All rights reserved.

President’s Letter
Dear Shareholder,
I am pleased to present this annual shareholder report for the Neuberger Berman Income Funds covering the fiscal year ended October 31, 2022 (the reporting period).
It was an extremely challenging period in the fixed income market during the reporting period. Sharply rising and persistent inflation was a major factor impacting the market. The U.S. Federal Reserve Board (Fed) initially thought rising prices were transitory and they would come down as COVID-driven supply chain bottlenecks eased. However, these issues continued, labor markets and consumer demand remained robust, and the impact from the war in Ukraine created a "perfect storm," pushing inflation in the U.S. to a new 40-year high.
This caused the Fed to pivot from its highly accommodative monetary policy that was in place to support the economy during the pandemic, to an aggressively tightening policy in an attempt to rein in inflation. The Fed first raised interest rates in March 2022 from a range between 0.00% to 0.25% to a range between 0.25% to 0.50%. With inflation moving steadily higher, the central bank increased the magnitude of its rate hikes at its meetings in May and June and maintained its aggressive 0.75% (75 basis point) hikes in July, September and early November (after the reporting period ended). With the last increase, the Fed funds rate moved to a range between 3.75% and 4.00% and the Fed expects to continue raising rates "until the job is done."
Turning to the fixed income market, with short- and long-term U.S. Treasury yields moving sharply higher, bond prices declined (yields and bond prices move in the opposite direction). Meanwhile, credit spreads significantly widened due to increased investor risk aversion and the Fed’s rate hikes. All told, the broad taxable investment-grade bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned -15.68% during the reporting period. The high yield and tax-free bond markets were also negatively impacted by rising rates.
Looking ahead, we believe inflation will moderate in 2023. That said, this will require the Fed to remain vigilant. In particular, we anticipate the central bank to continue to raise rates and leave them higher for longer to ensure inflation remains under control. While we anticipate volatility in fixed income and interest rates markets for some time to come, we believe yields are beginning to look attractive across a growing swath of the fixed income markets as a potential source of both income and diversification. That said, we believe active portfolio management can be valuable to help navigate the factors impacting the markets, and to seek out attractive relative-value opportunities.
Thank you for your support and trust. We look forward to continue serving your investment needs in the years to come.
Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman Income Funds

Core Bond Fund Commentary (Unaudited)
Neuberger Berman Core Bond Fund Institutional Class delivered a -16.37% total return for the fiscal year ended October 31, 2022 (the reporting period) and underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index (the Index), which returned -15.68% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The fixed income market generated weak results during the reporting period. Whereas the U.S. Federal Reserve Board (Fed) initially characterized rising inflation as being "transitory," this was not the case. Monetary and fiscal policy support provided in earlier periods in response to COVID-19, robust labor markets and consumer spending, supply chain bottlenecks, repercussions from the war in Ukraine, and other factors pushed U.S. inflation to a 40-year high. Against this backdrop, the Fed began an aggressive rate hike campaign in March 2022 to subdue rapidly rising inflation, even if to the detriment of economic growth. Rising yields dragged down fixed income market performance, as yields and bond prices moved in the opposite direction. Meanwhile, U.S. credit spreads significantly widened due to periods of risk aversion and the Fed’s monetary tightening campaign.
In terms of relative performance, sector allocations to non-agency mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS), U.S. Treasuries and U.S. Treasury Inflation-Protected Securities as well as security selection in investment-grade credit were notable detractors from the Fund’s results. This was partly offset by positive contributions from an underweight exposure to investment-grade credit and security selection within non-agency MBS. In a period of heightened interest rate volatility, the Fund’s interest rate positioning contributed to relative performance, particularly an underweight duration exposure and positioning for a flatter yield curve at times during the reporting period.
There were several adjustments made to the Fund during the reporting period. We increased the Fund’s exposure to investment-grade credit, collateralized loan obligations (CLOs) and asset-backed securities (ABS), and we reduced exposure to U.S. Treasuries and CMBS. At the end of the reporting period, the Fund was overweight in a diversified mix of securitized sectors—including ABS, CMBS, non-agency residential MBS, CLOs, and agency MBS—balanced by underweight exposure in U.S. Treasuries.
The Fund’s use of futures contracts contributed positively to performance during the reporting period.
Looking ahead, while we have conviction that U.S. inflation will head lower for much of next year, we believe it will take continued effort by the Fed. In our view, the central bank is likely to be conservative in leaving rates higher for longer in order to avoid a "double-dip" rise in inflation, as occurred in the 1970s; we believe it will likely look for a convincing decline in inflation before starting to cut rates. We believe inflation and central bank policy should continue to drive market behavior. We anticipate further tightening by developed market central banks, counterbalanced by the potential for slower tightening by emerging markets, which began their tightening cycles much earlier. In our view, this, in turn, is likely to result in a general upward trend in yields. We believe this environment is well suited to active management given the array of macro events and the opportunities that can arise during periods of elevated volatility.
Sincerely,
Thanos Bardas, David M. Brown, Nathan Kush and Brad Tank
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Core Bond Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NCRIX
Institutional Class	NCRLX
Class A	NCRAX
Class C	NCRCX
Class R6	NRCRX

PORTFOLIO BY INVESTMENT TYPE
(as a % of Total Net Assets)
Asset-Backed Securities	9.5%
Corporate Bonds	28.6
Foreign Government Securities	0.8
Mortgage-Backed Securities	40.3
U.S. Government Agency Securities	0.7
U.S. Treasury Obligations	24.7
Short-Term Investments	2.6
Liabilities Less Other Assets	(7.2)*
Total	100.0%

*	Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS[1,2]
	Inception Date	Average Annual Total Return Ended 10/31/2022
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[3]	02/01/1997	-16.65%	-0.66%	0.41%	3.77%
Institutional Class[3]	10/01/1995	-16.37%	-0.30%	0.81%	4.16%
Class A4	12/20/2007	-16.76%	-0.69%	0.41%	3.93%
Class C4	12/20/2007	-17.37%	-1.42%	-0.34%	3.50%
Class R6[4]	01/18/2019	-16.29%	-0.22%	0.85%	4.18%
With Sales Charge
Class A4		-20.30%	-1.55%	-0.03%	3.76%
Class C4		-18.18%	-1.42%	-0.34%	3.50%
Index
Bloomberg U.S. Aggregate Bond Index[5,6]		-15.68%	-0.54%	0.74%	4.19%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
For the period ended October 31, 2022, the 30-day SEC yields were 4.28%, 4.69%, 4.28%, 3.52% and 4.79% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 4.09%, 4.62%, 4.24%, 3.47% and 4.72% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.88%, 0.43%, 0.80%, 1.57% and 0.33% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement). The expense ratios were 0.79%, 0.39%, 0.79%, 1.54% and 0.29% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and restatement. The expense ratios for the annual period ended October 31, 2022, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Core Bond Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Emerging Markets Debt Fund Commentary (Unaudited)
Neuberger Berman Emerging Markets Debt Fund Institutional Class generated a -21.48% total return for the fiscal year ended October 31, 2022 (the reporting period), and underperformed its benchmark, a blend consisting of 50% J.P. Morgan Government Bond Index—Emerging Markets (GBI-EM) Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI®)—Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified (collectively, the Index), which delivered a -20.89% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
For the reporting period, emerging markets (EM) debt experienced a negative shock from Russia’s invasion of Ukraine and then the subsequent rate hiking cycle initiated by the U.S. Federal Reserve Board (Fed) ultimately leading to negative performance across the asset class. The hard currency sovereign debt index (J.P. Morgan EMBI Global Diversified) delivered a -24.19% total return, the corporate debt index (J.P. Morgan CEMBI Diversified) delivered -18.89%, and the local currency index (J.P. Morgan GBI-EM Global Diversified) returned -20.27%.
This was an extremely turbulent period for EM which experienced the resurgence of COVID-19, Russia’s invasion of Ukraine, persistently high inflation, the specter of rising interest rates, and the strengthening dollar. The more transmissible Omicron variant of COVID-19 led to renewed restrictions in multiple countries over the winter and carried into the spring. The largest impact to growth was seen in China where its zero-Covid policy remained in place. In February 2022, Russia’s invasion of Ukraine and consequent sanctions isolated significant parts of Russia’s economy and its financial markets. As a result, EM saw a major risk-off move. Throughout the reporting period, fixed income markets saw continued headwinds from high inflation, with the U.S. consumer price index peaking at 9.1% in June 2022. In late 2021, the Fed announced that it would be tapering asset purchases while also considering rate hikes, which came to fruition in March 2022. With inflation prints persistently higher, the hiking cycle is expected to continue through the year end which the Fed reiterated at Jackson Hole in August, and, at the end of the reporting period, our Fed funds rate expectations were as high as 4.6% for the year ending 2023. The European Central Bank (ECB) also raised rates and signaled it will continue hiking as inflation has soared in the region. As such we saw a sharp rise in core rates, as well as a new multi-decade high for the U.S. dollar index.
The primary driver of relative performance early during the reporting period was the underweight exposure to Russia leading up to its invasion of Ukraine across the portfolio. During the reporting period, the underlying hard currency sovereign sleeves detracted from performance, while corporates and local currency contributed to performance. In hard currency country selection, our overweight allocations to frontier and high yielding countries, including positioning in distressed and defaulted countries such as Ghana, Sri Lanka, Ukraine, and Ecuador detracted the most. The absence from Pakistan and Belarus was positive. In instrument selection, our positioning in euro-denominated Romanian sovereign debt was the negative driver. Within corporates, country allocation, and the overweight exposure to Mexico, Brazil and Peru versus the Index was positive while underweight exposure to investment grade Asian countries detracted. Security selection in China detracted due to exposure to the property sector, which faced significant stress resulting in ongoing defaults. The Fund’s local currency sleeve outperformed the Index over the reporting period, driven mainly by rates positioning, though foreign currency (FX) positioning was also positive. The main contributors in rates, in addition to the underweight exposure to Russia, included underweight duration exposure in Poland and Turkey and a long duration exposure in Egypt. Detractors in rates included the underweight in Hungary and exposure to front-end Brazil and Mexico duration given upward pressures on yields amid Fed hawkishness. On the FX side, active positioning throughout the reporting period was additive. The primary contributors were underweights to the Chinese renminbi and an overweight to the Egyptian pound until the devaluation in October when we moved to take off the overweight. Detractors included frontier exposures in Kazakhstan and Ghana.
The contribution from tactical allocation was neutral over the reporting period. The short U.S. interest rate duration position and a credit default swap index (CDX) position that we held to potentially mitigate against the higher risk profile of the strategy were additive. However, the overweight exposure to hard currency sovereigns relative to the Index was negative even though the neutral position in corporates and the underweight to local currency in favor of cash which were positive.
The Fund’s aggregate use of futures, forward foreign currency, and swap contracts detracted from performance during the reporting period.
Over the reporting period there were a number of changes across the Fund’s portfolio within the tactical asset allocation as well as the underlying sub-asset classes. The Fund partially exited its Russian positions across the portfolio as market conditions permitted.
Within the tactical asset allocation, the Fund started the reporting period with an underweight to hard and local currency while holding a 4% cash position. We deployed cash to move to an overweight position in hard currency in November 2021 and moved back to a neutral position in September 2022. We shifted to a neutral allocation to corporates in March which we have since maintained. The underweight to local currency has been steady throughout. We have also actively traded a basket of currencies and a CDX position in the tactical asset allocation overlay. Finally, we had an interest rate duration underweight through July when we moved to a neutral position.
Within hard currency sovereigns, as of the end of the reporting period we maintained an overweight in the high yield (HY) segment of the market, biased toward BBs, as we believe that the spread widening in the EM HY space has been excessive and exacerbated by a trend of strong outflows from the asset class coupled with below-average levels of trading liquidity. In terms of changes over the reporting period, we increased exposure to Egypt as it remains under an International Monetary Fund (IMF) agreement. We also increased exposure to the Dominican Republic and Panama. We reduced exposure to countries where we have seen valuations tighten, including Costa Rica and Croatia. We also reduced exposure to countries where we believe the fundamentals continue to deteriorate, such as Turkey and Colombia.
In corporate positioning, we actively participated in the new issuance market, though activity was much more limited during the reporting period as issuers adapted to the rising rate environment. Aside from partially exiting Russia, the largest shift in the space was to reduce exposure in China property as the sector faced a series of defaults and limited policy support for offshore issuance. Ancillary to this, we reduced gaming exposure in Macau as China’s zero-Covid policy continued to weigh on tourism and gaming activity. We also reduced exposure in Turkey as the country’s fundamentals have created headwinds for the corporates operating in the country. We added to the Middle East and Latin America. By sector we increased exposure to the utilities and financials sectors while reducing exposure to real estate and metals & mining.
On the local currency side, we maintained a cautious risk stance over the reporting period. Our key overweights in rates include Mexico and Brazil, where we see inflation peaking and central banks that have finished or are near finishing their hiking cycles. Meanwhile, we are underweight in predominately lower yielding countries that have lagged with tightening cycles, particularly in Asia. We stay cautious on EM currencies though given growth pressures and vulnerability to deteriorating current accounts. The FX beta1 exposure is hovering near neutral in the Fund, as it has most of the reporting period, as we focus primarily on relative value positioning across currencies.
EM economies continue to face significant risks from slowing global growth, tighter financial conditions, the zero-Covid policy in China and the fallout of the war in Ukraine. Mitigating these risks, many EM central banks have been proactively raising rates, creating buffers for some time ahead, while IMF engagement by different EM countries support funding needs and reform agendas. While rising U.S. rates have been a major headwind for EM debt returns over the past year, we believe that this factor should pose a more limited downside risk going forward given the sizable rate hikes that are now behind us, and the further rises priced in for the next year.

Sincerely,
Rob Drijkoningen, Gorky Urquieta, Bart Van der Made, Raoul Luttik,
Jennifer Gorgoll, Vera Kartseva and Nish Popat
Portfolio Co-Managers
1 Beta is a measure of the systematic risk of a portfolio. It is the covariance of the portfolio and a market index divided by the variance of the market index. Beta measures the historical sensitivity of a portfolio's returns to movements in the market index. The beta of the market index will always be one. A portfolio with a beta above the market index (i.e., ˃1) means that the portfolio has greater volatility than the market index. If the beta of the portfolio is 1.2, a market increase in return of 1% implies a 1.2% increase in the portfolio's return. If the beta of the portfolio is 0.8, a market decrease in return of 1% implies a 0.8% decrease in the portfolio's return.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Debt Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NERIX
Class A	NERAX
Class C	NERCX

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 10/31/2022
		1 Year	5 Years	Life of Fund
At NAV
Institutional Class	09/27/2013	-21.48%	-3.01%	-0.35%
Class A	09/27/2013	-21.82%	-3.38%	-0.74%
Class C	09/27/2013	-22.39%	-4.10%	-1.48%
With Sales Charge
Class A		-25.13%	-4.22%	-1.21%
Class C		-23.14%	-4.10%	-1.48%
Index
Blended Benchmark*[5,6]		-20.89%	-2.48%	-0.10%
*
Blended Benchmark is composed of 50% J.P. Morgan Government Bond Index—Emerging Markets (GBI-EM) Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI)—Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified, and is rebalanced monthly.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
For the period ended October 31, 2022, the 30-day SEC yields were 8.47%, 8.10% and 7.33% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 8.18%, 7.66% and 7.01% for Institutional Class, Class A and Class C shares, respectively.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.96%, 1.39% and 2.12% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.79%, 1.16% and 1.91% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2022, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Debt Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.
*
Blended benchmark is composed of 50% J.P. Morgan Government Bond Index (GBI)—Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI)—Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified, and is rebalanced monthly.

Floating Rate Income Fund Commentary (Unaudited)
Neuberger Berman Floating Rate Income Fund Institutional Class generated a -2.96% total return for the fiscal year ended October 31, 2022 (the reporting period) and underperformed its benchmark, the Morningstar LSTA US Leveraged Loan Index* (the Index), which provided a -1.78% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
While the senior floating rate bank loan market saw negative returns during the reporting period, the drawdowns were much less pronounced than other fixed income categories given the short duration and floating rate nature of the asset class, which acts as an inflation hedge. Whereas the U.S. Federal Reserve Board (Fed) initially characterized rising inflation as being "transitory," this was not the case.  Higher inflation cut into real growth as robust consumer spending, supply chain bottlenecks, a tight labor market, repercussions from the war in Ukraine, and other factors combined to push U.S. inflation to a 40-year high. Against this backdrop, the Fed began an aggressive rate hike campaign in March 2022, which is expected to continue until inflation is under control. Weighted average bid prices on the loan market declined over the period due to risk aversion and concerns over rising recession odds.
The Fund tactically adjusted its position in non-floating rate securities during the reporting period. We have the flexibility to allocate up to 20% of the portfolio to these securities, usually fixed-rate senior bonds. Relative value between floating rate loans and fixed-rate bonds fluctuated given the heightened volatility and wider high yield bond credit spreads. Against this backdrop, the Fund's non-floating rate allocation ended the reporting period at approximately 7.3% of net assets compared to 5.4% of net assets at the beginning of the reporting period.
In terms of the Fund's portfolio credit quality, security selection within B and CCC and below rated issuers were the best performers. Conversely, an underweight to and security selection within BB, an underweight to and security selection within BBB, and an overweight to CCC and below and B rated issuers versus the Index were the worst performers.
The Fund’s use of swap contracts detracted from performance during the reporting period.
From a sector perspective, security selection within and an underweight to software, security selection within entertainment, and security selection within and an underweight to retailers were the best performers. In contrast, security selection within information technology services, security selection within and an overweight to health care, and security selection within and an underweight to electronics (technology) versus the Index were the worst performers.
Looking ahead, we believe current floating rate loan valuations offer investors an attractive opportunity, especially given our below average default outlook. While the tightening of financial conditions, still-elevated inflation and challenging news out of Europe have been creating incremental volatility, real growth is slowing but still positive with supply chains returning back to normal. We see these factors acting to mitigate inflationary pressures, which could eventually lead to a less aggressive path for Fed policy. In our view, healthy consumer and business balance sheets, growing nominal gross domestic product and solid job growth should remain supportive for issuer fundamentals. While inventories are building as a result of slowing demand, we remain focused on sector dynamics and idiosyncratic risks to individual issuers. Despite short-term volatility resulting from heightened uncertainty in commodity prices, central bank tightening and negative news flow out of Europe, we believe our bottom-up, fundamental credit research that focuses on security selection, avoiding credit deterioration, and putting only our "best ideas" into portfolios, will position us well to take advantage of the increased volatility.
Sincerely,
Joseph P. Lynch and Stephen J. Casey
Portfolio Managers
 *Neuberger Berman Floating Rate Income Fund’s benchmark was renamed from S&P/LSTA Leveraged Loan Index to Morningstar LSTA US Leveraged Loan Index effective 8/29/2022.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
The loan ratings noted above represent segments of the Morningstar LSTA US Leveraged Loan Index, which are determined based on the ratings issued by S&P Global.

Floating Rate Income Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NFIIX
Class A	NFIAX
Class C	NFICX

PORTFOLIO BY MATURITY DISTRIBUTION
(as a % of Total Investments*)
Less than One Year	0.0%
One to less than Five Years	42.4
Five to less than Ten Years	57.0
Ten Years or Greater	0.4
N/A**	0.2
Total	100.0%

*	Does not include Short-Term Investments or the impact of the Fund’s open positions in derivatives, if any.
**	Common Stock

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 10/31/2022
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[7]	12/30/2009	-2.96%	2.65%	3.03%	3.76%
Class A	12/29/2009	-3.33%	2.27%	2.65%	3.37%
Class C7	12/30/2009	-3.97%	1.50%	1.88%	2.61%
With Sales Charge
Class A		-7.40%	1.39%	2.21%	3.02%
Class C7		-4.89%	1.50%	1.88%	2.61%
Index
Morningstar LSTA US Leveraged Loan Index*[5] ,6		-1.78%	3.07%	3.61%	4.38%
*
Effective August 29, 2022, the S&P/LSTA Leveraged Loan Index changed its name to Morningstar LSTA US Leveraged Loan Index.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
For the period ended October 31, 2022, the 30-day SEC yields were 7.50%, 7.12% and 6.36% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 7.37%, 6.97% and 6.23% for Institutional Class, Class A and Class C shares, respectively.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.79%, 1.19% and 1.93% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement). The expense ratios were 0.61%, 0.98% and 1.73% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers and restatement. The expense ratios for the annual period ended October 31, 2022, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Floating Rate Income Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.
*
Effective August 29, 2022, the S&P/LSTA Leveraged Loan Index changed its name to Morningstar LSTA US Leveraged Loan Index.

High Income Bond Fund Commentary (Unaudited)
Neuberger Berman High Income Bond Fund Investor Class generated a -11.62% total return for the fiscal year ended October 31, 2022 (the reporting period), underperforming its benchmark, the ICE BofA U.S. High Yield Constrained Index (the Index), which provided a -11.45% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The overall high yield market, as measured by the Index, generated weak results during the reporting period. Whereas the U.S. Federal Reserve Board (Fed) initially characterized rising inflation as being "transitory," this was not the case. Robust consumer spending, supply chain bottlenecks, a tight labor market, repercussions from the war in Ukraine, and other factors combined to push U.S. inflation to a 40-year high. Against this backdrop, the Fed began an aggressive rate hike campaign in March 2022, which is expected to continue until inflation is under control, even if it potentially leads to a recession. U.S. credit spreads significantly widened due to periods of risk aversion and the Fed’s monetary tightening campaign.
From a sector perspective, security selection within and an overweight versus the Index to gas distribution, security selection within and an underweight to health care, and security selection within diversified financial services were the top performers. In contrast, security selection within technology & electronics and real estate & homebuilders, and security selection within and an underweight to energy were the worst performers.
In terms of the Fund's portfolio credit quality, security selection within BB and an overweight to non-rated and B rated issuers were the best performers. Conversely, an overweight to CCC and below, security selection within B, and security selection within and an underweight to BBB and above rated issuers versus the Index were the worst performers.
The Fund’s use of swap contracts detracted from performance during the reporting period.
As it became increasingly clear that the Fed would have to become more aggressive with tightening monetary policy, we selectively increased the Fund’s exposure to shorter duration BB and B rated issuers, while reducing exposure to CCC and below rated issuers. As credit spreads widened over the reporting period, we subsequently looked to decrease the Fund’s exposure to higher beta1 (risk) issuers, particularly in the CCC and below credit tier.
Looking ahead, we believe current high yield valuations offer investors an attractive opportunity, especially given our below average default outlook. While the tightening of financial conditions, still-elevated inflation and challenging news out of Europe have been creating incremental volatility, real growth is slowing but still positive, with supply chains returning back to normal. We see these factors acting to mitigate inflationary pressures, which could eventually lead to a less aggressive path for Fed policy. In our view, healthy consumer and business balance sheets, growing nominal gross domestic product and solid job growth should remain supportive for issuer fundamentals. While inventories are building as a result of slowing demand, we remain focused on sector dynamics and idiosyncratic risks to individual issuers. Despite short-term volatility resulting from heightened uncertainty in commodity prices, central bank tightening and negative news flow out of Europe, we believe our bottom-up, fundamental credit research that focuses on security selection, avoiding credit deterioration, and putting only our "best ideas" into portfolios, will position us well to take advantage of the increased volatility.
Sincerely,
Joe Lind and Christopher Kocinski
Portfolio Co-Managers
1 Beta is a measure of the systematic risk of a portfolio. It is the covariance of the portfolio and a market index divided by the variance of the market index. Beta measures the historical sensitivity of a portfolio's returns to movements in the market index. The beta of the market index will always be one. A portfolio with a beta above the market index (i.e. ˃1) means that the portfolio has greater volatility than the market index. If the beta of the portfolio is 1.2, a market increase in return of 1% implies a 1.2% increase in the portfolio's return. If the beta of the portfolio is 0.8, a market decrease in return of 1% implies a 0.8% decrease in the portfolio's return.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
The performance of certain rated bonds within the benchmark, as noted above, represent issues that are rated Ba1/BB+ through Ba3/BB-, B1/B+ through B3/B- and Caa1/CCC+ or lower, based on an average of Moody’s, S&P and Fitch, as calculated by ICE BofA. Issues rated Baa3/BBB- and higher are not in the Index.

High Income Bond Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NHINX
Institutional Class	NHILX
Class A	NHIAX
Class C	NHICX
Class R3	NHIRX
Class R6	NRHIX
Class E	NHIEX

PORTFOLIO BY MATURITY DISTRIBUTION
(as a % of Total Investments*)
Less than One Year	0.0%
One to less than Five Years	36.5
Five to less than Ten Years	59.9
Ten Years or Greater	3.6
Total	100.0%

*	Does not include Short-Term Investments or the impact of the Fund’s open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS[8,9]
	Inception Date	Average Annual Total Return Ended 10/31/2022
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[10]	02/01/1992	-11.62%	1.38%	3.18%	6.54%
Institutional Class[11]	05/27/2009	-11.46%	1.55%	3.32%	6.62%
Class A11	05/27/2009	-11.85%	1.10%	2.90%	6.42%
Class C11	05/27/2009	-12.45%	0.41%	2.18%	6.10%
Class R3[11]	05/27/2009	-12.04%	0.89%	2.67%	6.32%
Class R6[11]	03/15/2013	-11.35%	1.64%	3.41%	6.62%
Class E11	01/11/2022	-11.15%	1.49%	3.23%	6.56%
With Sales Charge
Class A11		-15.64%	0.23%	2.46%	6.27%
Class C11		-13.29%	0.41%	2.18%	6.10%
Index
ICE BofA U.S. High Yield Constrained Index[5,6]		-11.45%	1.88%	4.06%	N/A
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
For the period ended October 31, 2022, the 30-day SEC yields were 8.10%, 8.26%, 7.93%, 7.10%, 7.60%, 8.36% and 8.76% for Investor Class, Institutional Class, Class A, Class C, Class R3, Class R6 and Class E shares, respectively. Absent repayments, the 30-day SEC yield would have been 7.86% for Class A shares.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.85%, 0.69%, 1.13%, 1.83%, 1.33% and 0.59% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2022 is 0.55% for Class E (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for Class A includes the class’s repayment of expenses previously reimbursed and/or fees previously waived under the contractual expense limitation by NBIA. The estimated expense ratio for fiscal year 2022 is 0.07% for Class E after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2022, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

High Income Bond Fund (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Municipal High Income Fund Commentary (Unaudited)
Neuberger Berman Municipal High Income Fund Institutional Class generated a -16.80% total return for the fiscal year ended October 31, 2022 (the reporting period) and underperformed its benchmark, a blend consisting of 65% Bloomberg Municipal Bond Index and 35% Bloomberg Municipal High Yield Index (collectively, the Index), which provided a -13.56% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The investment-grade municipal bond market generated weak results but outperformed the taxable bond market during the reporting period. All told, the Bloomberg Municipal Bond Index returned -11.98% for the reporting period, whereas the overall taxable investment-grade bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned -15.68%. Whereas the U.S. Federal Reserve Board (Fed) initially characterized rising inflation as being "transitory," this was not the case. Robust consumer spending, supply chain bottlenecks, repercussions from the war in Ukraine, and other factors combined to push U.S. inflation to a 40-year high. Against this backdrop, the Fed began an aggressive rate hike campaign in March 2022, which is expected to continue until inflation is under control, even if it potentially leads to a recession. Rising yields dragged down fixed income market performance, as yields and bond prices moved in the opposite direction.
In terms of the Fund’s performance, having a slightly longer duration than the Index detracted from returns as interest rates moved sharply higher. An overweight to lower coupon/longer duration bonds versus the Index was also a headwind for results. A significant overweight to bonds rated BBB was also detrimental, as these higher yielding securities underperformed. On the upside, security selection in the housing sector contributed to returns.
In terms of portfolio changes during the reporting period, the Fund’s exposure to securities rated AAA was decreased, whereas its allocation to securities rated A was increased. Meanwhile, we increased the Fund’s duration over the reporting period.
Looking ahead, we anticipate market volatility to remain elevated until there is more clarity on the economic outlook. From a supply/demand perspective, municipal mutual fund outflows reached record highs during the reporting period, as the Fed raises rates in an attempt to rein in inflation. Meanwhile, municipal supply remains lower than in 2021 and new issuance tends to be lighter as we near the end of the year. While municipal credit fundamentals have generally peaked in our view, for the most part, we believe issuers are cushioned with solid balance sheets. In addition, we believe stronger cash positions should help mitigate losses as economic growth moderates. We continue to be cautious in terms of our duration positioning but believe higher yields and volatility create a favorable backdrop to deploy cash and capitalize on attractively valued securities.
Sincerely,
James L. Iselin, S. Blake Miller and Eric J. Pelio
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
The bond ratings noted above represent segments of the Bloomberg Municipal Bond Index and Bloomberg Municipal High Yield Index, which are determined based on the average ratings issued by S&P Global, Moody’s and Fitch.

Municipal High Income Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NMHIX
Class A	NMHAX
Class C	NMHCX

PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Net Assets)
Alabama	2.8%
American Samoa	0.9
Arizona	3.2
Arkansas	1.0
California	7.1
Colorado	4.0
Florida	2.7
Georgia	3.9
Guam	1.5
Hawaii	0.3
Illinois	7.9
Indiana	0.4
Iowa	2.9
Kansas	0.2
Kentucky	2.1
Louisiana	1.3
Maine	0.6
Maryland	1.3
Michigan	3.1
Minnesota	0.8
Mississippi	0.3
Montana	0.8
Nevada	0.5
New Hampshire	0.7
New Jersey	3.0
New Mexico	0.6
New York	10.4
North Carolina	0.7
Ohio	6.7
Oregon	0.7
Pennsylvania	1.0
Puerto Rico	5.4
South Carolina	1.8
Texas	9.1
Utah	1.9
Vermont	0.8
Virginia	0.7
Wisconsin	1.7
Other	2.2
Other Assets Less Liabilities	3.0*
Total	100.0%

*	Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS[12]
	Inception Date	Average Annual Total Return Ended 10/31/2022
		1 Year	5 Years	Life of Fund
At NAV
Institutional Class	06/22/2015	-16.80%	0.08%	1.55%
Class A	06/22/2015	-17.03%	-0.29%	1.18%
Class C	06/22/2015	-17.72%	-1.03%	0.44%
With Sales Charge
Class A		-20.56%	-1.14%	0.59%
Class C		-18.52%	-1.03%	0.44%
Index
Blended Benchmark*[5,6]		-13.56%	0.90%	1.90%
*
Blended benchmark is composed of 65% Bloomberg Municipal Bond Index and 35% Bloomberg Municipal High Yield Index and is rebalanced monthly.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
For the period ended October 31, 2022, the 30-day SEC yields were 4.03%, 3.66% and 2.89% for Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 6.81%, 6.18% and 4.88% for Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).13 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.69%, 1.25% and -16.38% for Institutional Class, Class A and Class C shares, respectively. A negative 30-day SEC yield results when a fund’s accrued expenses exceed its income for the relevant period. Please note, in such instances the 30-day SEC yield may not equal the Fund’s actual rate of income earned and distributed by the Fund and, therefore, a per share distribution may still be paid to shareholders.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.79%, 1.21% and 2.02% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.52%, 0.89% and 1.64% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2022, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal High Income Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.
*
Blended benchmark is composed of 65% Bloomberg Municipal Bond Index and 35% Bloomberg Municipal High Yield Index and is rebalanced monthly.

Municipal Impact Fund Commentary (Unaudited)
Neuberger Berman Municipal Impact Fund Institutional Class generated a -10.88% total return for the fiscal year ended October 31, 2022 (the reporting period) and outperformed its benchmark, the Bloomberg Municipal Bond Index (the Index), which provided a -11.98% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The investment-grade municipal bond market generated weak results but outperformed the taxable bond market during the reporting period. All told, the Index returned -11.98% for the reporting period, whereas the overall taxable investment-grade bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned -15.68%. Whereas the U.S. Federal Reserve Board (Fed) initially characterized rising inflation as being "transitory," this was not the case. Robust consumer spending, supply chain bottlenecks, repercussions from the war in Ukraine, and other factors combined to push U.S. inflation to a 40-year high. Against this backdrop, the Fed began an aggressive rate hike campaign in March 2022, which is expected to continue until inflation is under control, even if it potentially leads to a recession. Rising yields dragged down fixed income market performance, as yields and bond prices moved in the opposite direction.
Looking at the Fund’s performance, having a shorter duration than the Index contributed to relative returns as interest rates moved sharply higher during the reporting period.
An underweight to securities rated BBB versus the Index was additive for performance, as was security selection of these bonds that we did own. On the downside, security selection of revenue bonds detracted from results. An overweight to securities issued by the state of Michigan was also a headwind for performance.
In terms of adjustments to the portfolio during the reporting period, we extended the Fund’s duration, but remained shorter than the Index. We also increased the Fund’s allocation to securities rated BBB during the reporting period. As always, the Fund maintained its exposure to what we believed were projects that were impactful for their communities. We also continued to focus on sustainable issuers with what we view as having best-in-class operations, with managements that make sound financial decisions.
Looking ahead, we anticipate market volatility to remain elevated until there is more clarity on the economic outlook. From a supply/demand perspective, municipal mutual fund outflows reached record highs during the reporting period, as the Fed raises rates in an attempt to rein in inflation. Meanwhile, municipal supply remains lower than in 2021 and new issuance tends to be lighter as we near the end of the year. While municipal credit fundamentals have generally peaked in our view, for the most part, we believe issuers are cushioned with solid balance sheets. In addition, we believe stronger cash positions should help mitigate losses as economic growth moderates. We continue to be cautious in terms of our duration positioning but believe higher yields and volatility create a favorable backdrop to deploy cash and capitalize on attractively valued securities.
Sincerely,
James L. Iselin, S. Blake Miller, James Lyman and Jeffrey Hunn
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
The bond ratings noted above represent segments of the Bloomberg Municipal Bond Index, which are determined based on the average ratings issued by S&P Global, Moody’s and Fitch.

Municipal Impact Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NMIIX
Class A	NIMAX
Class C	NIMCX

PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Net Assets)
Alabama	1.1%
Arkansas	1.1
California	1.9
Colorado	2.0
District of Columbia	0.8
Florida	2.1
Georgia	1.4
Illinois	1.3
Indiana	4.9
Iowa	1.4
Kentucky	7.6
Louisiana	3.4
Maine	0.3
Massachusetts	0.6
Michigan	12.5
Minnesota	1.8
Mississippi	2.0
Missouri	3.6
New Jersey	2.8
New York	13.3
North Carolina	1.1
North Dakota	0.6
Ohio	2.9
Oklahoma	2.0
Pennsylvania	4.0
Puerto Rico	0.6
South Carolina	3.6
Tennessee	1.7
Texas	6.5
Virginia	1.6
Washington	1.9
West Virginia	3.2
Other Assets Less Liabilities	4.4*
Total	100.0%

*	Includes the impact of the Fund’s open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS[12,14]
	Inception Date	Average Annual Total Return Ended 10/31/2022
		1 Year	5 Years	Life of Fund
At NAV
Institutional Class	03/11/2013[15]	-10.88%	0.05%	1.11%
Class A16	06/19/2018	-11.26%	-0.28%	0.94%
Class C16	06/19/2018	-11.92%	-0.93%	0.60%
With Sales Charge
Class A16		-15.04%	-1.14%	0.49%
Class C16		-12.80%	-0.93%	0.60%
Index
Bloomberg Municipal Bond Index[5,6]		-11.98%	0.37%	1.68%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
For the period ended October 31, 2022, the 30-day SEC yields were 2.84%, 2.47% and 1.72% for Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 4.80%, 4.17% and 2.91% for Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).13 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.37%, -11.88% and -13.54% for Institutional Class, Class A and Class C shares, respectively. A negative 30-day SEC yield results when a fund’s accrued expenses exceed its income for the relevant period. Please note, in such instances the 30-day SEC yield may not equal the Fund’s actual rate of income earned and distributed by the Fund and, therefore, a per share distribution may still be paid to shareholders.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.84%, 1.43%, and 2.22% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.43%, 0.80% and 1.55% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2022, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Impact Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Municipal Intermediate Bond Fund Commentary (Unaudited)
Neuberger Berman Municipal Intermediate Bond Fund Investor Class generated a -11.66% total return for the fiscal year ended October 31, 2022 (the reporting period) and underperformed its benchmark, the Bloomberg 7-Year General Obligation (G.O.) Index (the Index), which provided a -8.64% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The investment-grade municipal bond market generated weak results but outperformed the taxable bond market during the reporting period. All told, the Bloomberg Municipal Bond Index returned -11.98% for the reporting period, whereas the overall taxable investment-grade bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned -15.68%. Whereas the U.S. Federal Reserve Board (Fed) initially characterized rising inflation as being "transitory," this was not the case. Robust consumer spending, supply chain bottlenecks, repercussions from the war in Ukraine, and other factors combined to push U.S. inflation to a 40-year high. Against this backdrop, the Fed began an aggressive rate hike campaign in March 2022, which is expected to continue until inflation is under control, even if it potentially leads to a recession. Rising yields dragged down fixed income market performance, as yields and bond prices moved in the opposite direction.
In terms of the Fund’s performance, having a slightly longer duration than the Index detracted from returns as interest rates moved sharply higher. An overweight to lower coupon/longer duration bonds versus the Index was also a headwind for results. An out-of-benchmark allocation to certain revenue bonds was not rewarded, as they underperformed their general obligation bond counterparts. However, allocations to the electric and industrial revenue sectors were additive for returns. An overweight exposure to bonds rated BBB was also detrimental, as these higher yielding securities underperformed. Finally, an overweight to securities issued by the state of New York contributed to performance.
In terms of portfolio changes during the reporting period, the Fund’s exposure to securities rated AAA was decreased, whereas its allocation to securities rated A was increased. Duration was managed in a fairly tight band during the reporting period.
Looking ahead, we anticipate market volatility to remain elevated until there is more clarity on the economic outlook. From a supply/demand perspective, municipal mutual fund outflows reached record highs during the reporting period, as the Fed raises rates in an attempt to rein in inflation. Meanwhile, municipal supply remains lower than in 2021 and new issuance tends to be lighter as we near the end of the year. While municipal credit fundamentals have generally peaked in our view, for the most part, we believe issuers are cushioned with solid balance sheets. In addition, we believe stronger cash positions should help mitigate losses as economic growth moderates. We continue to be cautious in terms of our duration positioning but believe higher yields and volatility create a favorable backdrop to deploy cash and capitalize on attractively valued securities.
Sincerely,
James L. Iselin and S. Blake Miller
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
The bond ratings noted above represent segments of the Bloomberg 7-Year General Obligation (G.O.) Index, which are determined based on the average ratings issued by S&P Global, Moody’s and Fitch.

Municipal Intermediate Bond Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NMUIX
Institutional Class	NMNLX
Class A	NMNAX
Class C	NMNCX

PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Net Assets)
Alabama	6.8%
Arizona	0.9
Arkansas	0.3
California	3.3
Colorado	1.0
Connecticut	1.9
Delaware	0.7
District of Columbia	0.7
Florida	7.1
Georgia	2.1
Illinois	12.2
Indiana	1.5
Iowa	1.6
Kansas	0.8
Kentucky	0.9
Louisiana	0.4
Maryland	0.9
Massachusetts	0.7
Michigan	1.9
Minnesota	0.3
Mississippi	2.2
Missouri	0.7
Nevada	0.3
New Hampshire	0.9
New Jersey	3.9
New York	14.3
North Carolina	1.2
Ohio	2.7
Oklahoma	1.0
Pennsylvania	7.8
Puerto Rico	1.2
South Carolina	2.1
Tennessee	2.2
Texas	4.8
Utah	1.6
Virginia	0.6
Washington	0.5
West Virginia	0.4
Wisconsin	1.7
Other Assets Less Liabilities	3.9*
Total	100.0%

*	Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS[12]
	Inception Date	Average Annual Total Return Ended 10/31/2022
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	07/09/1987	-11.66%	-0.11%	1.01%	4.04%
Institutional Class[17]	06/21/2010	-11.54%	0.04%	1.16%	4.09%
Class A17	06/21/2010	-11.88%	-0.33%	0.78%	3.95%
Class C17	06/21/2010	-12.53%	-1.08%	0.04%	3.69%
With Sales Charge
Class A17		-15.65%	-1.19%	0.34%	3.83%
Class C17		-13.39%	-1.08%	0.04%	3.69%
Index
Bloomberg 7-Year G.O. Index[5,6]		-8.64%	0.72%	1.51%	4.86%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
For the period ended October 31, 2022, the 30-day SEC yields were 3.10%, 3.25%, 2.88% and 2.12% for Investor Class, Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 5.24%, 5.49%, 4.86% and 3.58% for Investor Class, Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).13 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.73%, 3.09%, 1.84% and -1.74% for Investor Class, Institutional Class, Class A and Class C shares, respectively. A negative 30-day SEC yield results when a fund’s accrued expenses exceed its income for the relevant period. Please note, in such instances the 30-day SEC yield may not equal the Fund’s actual rate of income earned and distributed by the Fund and, therefore, a per share distribution may still be paid to shareholders.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.60%, 0.44%, 0.82% and 1.58% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.45%, 0.30%, 0.67% and 1.42% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2022, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Intermediate Bond Fund (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Short Duration Bond Fund Commentary (Unaudited)
Neuberger Berman Short Duration Bond Fund Investor Class generated a -6.70% total return for the fiscal year ended October 31, 2022 (the reporting period) and underperformed its benchmark, the Bloomberg 1-3 Year U.S. Government/Credit Bond Index (the Index), which provided a -4.88% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The fixed income market generated weak results during the reporting period. The U.S. Federal Reserve Board (Fed) initially characterized rising inflation as being "transitory," however this was not the case. Robust consumer spending, supply chain bottlenecks, repercussions from the war in Ukraine, and other factors combined to push U.S. inflation to a 40-year high. Against this backdrop, the Fed began an aggressive rate hike campaign in March 2022, which is expected to continue until inflation is under control, even if it potentially leads to a recession. Rising yields dragged down fixed income market performance, as yields and bond prices moved in the opposite direction. Meanwhile, U.S. credit spreads significantly widened due to periods of risk aversion and the Fed’s monetary tightening campaign.
The largest detractor from the Fund’s performance during the reporting period was its exposure to corporate bonds. Their spreads widened due to their duration, interest rate sensitivity and periods of investor risk aversion, not because of significantly weakening corporate fundamentals, in our view. Elsewhere, the allocation to structured products, including commercial mortgage-backed securities (CMBS), mortgage credit and collateralized loan obligations (CLO), were headwinds for results. Futures contracts were used to manage the Fund’s overall duration positioning. On the upside, having a modestly short duration versus the Index was a small contributor to relative performance as interest rates moved sharply higher.
The Fund’s use of futures and swap contracts detracted from performance during the reporting period.
We maintained the Fund’s overall positioning over the reporting period, focusing on a diversified mix of non-Treasury spread sectors. During the second half of the reporting period, we trimmed our allocations to CMBS and credit risk transfer securities. The proceeds were then largely redeployed into CLOs, agency pass-through securities and asset-backed securities.
Looking ahead, while we have conviction that U.S. inflation will head lower for much of next year, we believe it will take continued effort by the Fed. In our view, the central bank is likely to be conservative in leaving rates higher for longer in order to avoid a "double-dip" rise in inflation, as occurred in the 1970s; we believe it will likely look for a convincing decline in inflation before starting to cut rates. We believe inflation and central bank policy should continue to drive market behavior. We anticipate further tightening by developed market central banks, counterbalanced by the potential for slower tightening by emerging markets, which began their tightening cycles much earlier. In our view, this, in turn, is likely to result in a general upward trend in yields. We believe this environment is well suited to active management given the array of macro events and the opportunities that can arise during periods of elevated volatility.
Sincerely,
Michael Foster, Matthew McGinnis, Ashok Bhatia and David M. Brown
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration Bond Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NSBIX
Trust Class	NSBTX
Institutional Class	NSHLX
Class A	NSHAX
Class C	NSHCX

PORTFOLIO BY INVESTMENT TYPE
(as a % of Total Net Assets)
Asset-Backed Securities	15.6%
Convertible Bonds	0.3
Corporate Bonds	46.2
Mortgage-Backed Securities	24.4
Municipal Notes	0.7
U.S. Treasury Obligations	6.4
Short-Term Investments	5.0
Other Assets Less Liabilities	1.4*
Total	100.0%

*	Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS[18]
	Inception Date	Average Annual Total Return Ended 10/31/2022
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/09/1986	-6.70%	0.52%	0.60%	3.61%
Trust Class[19]	08/30/1993	-6.86%	0.39%	0.48%	3.53%
Institutional Class[19]	06/21/2010	-6.65%	0.69%	0.78%	3.67%
Class A19	06/21/2010	-6.80%	0.35%	0.43%	3.55%
Class C19	06/21/2010	-7.62%	-0.40%	-0.33%	3.28%
With Sales Charge
Class A19		-9.14%	-0.16%	0.17%	3.47%
Class C19		-8.52%	-0.40%	-0.33%	3.28%
Index
Bloomberg 1-3 Year U.S. Government/Credit Bond Index[5,6]		-4.88%	0.68%	0.79%	4.29%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
For the period ended October 31, 2022, the 30-day SEC yields were 4.99%, 4.89%, 5.20%, 4.82% and 4.07% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 4.69%, 4.54%, 4.94%, 4.54% and 3.78% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively.
 As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.96%, 1.13%, 0.76%, 1.15% and 1.90% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement).The expense ratios were 0.57%, 0.67%, 0.37%, 0.74% and 1.49% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers and restatement. The expense ratios for the annual period ended October 31, 2022, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 2.50% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration Bond Fund (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Strategic Income Fund Commentary (Unaudited)
Neuberger Berman Strategic Income Fund Institutional Class delivered a -13.59% total return for the fiscal year ended October 31, 2022 (the reporting period), outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index (the Index), which provided a -15.68% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The fixed income market generated weak results during the reporting period. Whereas the U.S. Federal Reserve Board (Fed) initially characterized rising inflation as being "transitory," this was not the case. Monetary and fiscal policy support provided in earlier periods in response to COVID-19, robust labor markets and consumer spending, supply chain bottlenecks, repercussions from the war in Ukraine, and other factors pushed U.S. inflation to a 40-year high. Against this backdrop, the Fed began an aggressive rate hike campaign in March 2022 to subdue rapidly rising inflation, even if to the detriment of economic growth. Rising yields dragged down fixed income market performance, as yields and bond prices moved in the opposite direction. Meanwhile, U.S. credit spreads significantly widened due to periods of risk aversion and the Fed’s monetary tightening campaign.
Against a backdrop of rising interest rates, the Fund’s duration underweight was the key driver of relative outperformance over the reporting period. The Fund’s underweight exposure in U.S. Treasuries contributed modestly to performance. Sector allocation in non-agency mortgage-backed securities (MBS), U.S. and European high-yield along with security selection to agency MBS, U.S. investment-grade credit and emerging market debt were detractors for the reporting period.
The Fund’s aggregate use of futures, swaps, forward foreign currency, bond forward and option contracts contributed positively to performance during the reporting period.
We made some relative value positioning adjustments during the reporting period. We reduced exposure to bank loans and agency MBS, and we gradually increased duration in the Fund by adding exposures to U.S. investment-grade and high-yield credit, with emphasis on financials. We also added to select commercial MBS, credit risk transfer, and asset-backed security deals. Looking ahead, we are watching for opportunities in low-dollar-priced investment-grade securities and tactical trading opportunities spurred by macro-driven volatility.
While we have conviction that U.S. inflation will head lower for much of next year, we believe it will take continued effort by the Fed. In our view, the central bank is likely to be conservative in leaving rates higher for longer in order to avoid a "double-dip" rise in inflation, as occurred in the 1970s; we believe it will likely look for a convincing decline in inflation before starting to cut rates. We believe inflation and central bank policy should continue to drive market behavior. We anticipate further tightening by developed market central banks, counterbalanced by the potential for slower tightening by emerging markets, which began their tightening cycles much earlier. In our view, this, in turn, is likely to result in a general upward trend in yields. We believe this environment is well suited to active management given the array of macro events and the opportunities that can arise during periods of elevated volatility.
Sincerely,
Thanos Bardas, Ashok Bhatia, David M. Brown and Brad Tank
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Strategic Income Fund (Unaudited)

TICKER SYMBOLS
Trust Class	NSTTX
Institutional Class	NSTLX
Class A	NSTAX
Class C	NSTCX
Class R6	NRSIX

PORTFOLIO BY INVESTMENT TYPE
(as a % of Total Net Assets)
Asset-Backed Securities	8.6%
Closed-End Funds	0.1
Convertible Bonds	0.1
Corporate Bonds	53.9
Exchange-Traded Funds	2.1
Foreign Government Securities	4.5
Loan Assignments	0.8
Mortgage-Backed Securities	40.9
Municipal Notes	1.7
U.S. Government Agency Securities	0.1
U.S. Treasury Obligations	4.6
Short-Term Investments	4.1
Liabilities Less Other Assets	(21.5)*
Total	100.0%

*	Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS[20]
	Inception Date	Average Annual Total Return Ended 10/31/2022
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class[21]	04/02/2007	-13.82%	0.49%	1.72%	4.95%
Institutional Class	07/11/2003	-13.59%	0.82%	2.07%	5.24%
Class A21	12/20/2007	-13.92%	0.42%	1.67%	4.92%
Class C21	12/20/2007	-14.54%	-0.26%	0.96%	4.35%
Class R6[21]	03/15/2013	-13.52%	0.91%	2.14%	5.27%
With Sales Charge
Class A21		-17.60%	-0.45%	1.23%	4.68%
Class C21		-15.35%	-0.26%	0.96%	4.35%
Index
Bloomberg U.S. Aggregate Bond Index[5,6]		-15.68%	-0.54%	0.74%	2.85%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
For the period ended October 31, 2022, the 30-day SEC yields were 6.74%, 7.10%, 6.70%, 5.99% and 7.20% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 6.67%, 7.08%, 6.69%, 5.94% and 7.18% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.99%, 0.61%, 1.00%, 1.73% and 0.51% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.95%, 0.60%, 1.00%, 1.70% and 0.50% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for Class A includes the class’s repayment of expenses previously reimbursed and/or fees previously waived under the contractual expense limitation by NBIA. The expense ratios for the annual period ended October 31, 2022, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Strategic Income Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes (Unaudited)

1
The Fund had a different goal, to maximize total return through a combination of income and capital appreciation, and investment strategy, which did not include investments in derivatives and non-U.S. dollar denominated securities, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

2
The performance information for periods prior to June 13, 2005, is that of the Fund’s predecessor, Ariel
Premier Bond Fund ("Ariel Fund"). The investment policies, guidelines and restrictions of the Fund are in all material respects equivalent to those of Ariel Fund. Returns would have been lower if Ariel Fund’s manager had not waived certain of its fees during these periods.

3
The performance information for Institutional Class is that of Ariel Fund Institutional Class for the period
October 1, 1995 (inception date) through June 10, 2005. The performance information for Investor Class is that of Ariel Fund Institutional Class for the period October 1, 1995 through January 31, 1997 (the period prior to the Investor Class’ inception date), and that of Ariel Fund Investor Class for the period February 1,
1997 through June 10, 2005. Ariel Fund Institutional Class had lower expenses and typically higher returns than Ariel Fund Investor Class.

4
The performance information for Class A, Class C and Class R6 prior to the classes’ inception date is that of the Institutional Class of Neuberger Berman Core Bond Fund (please see Endnote 3). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A and Class C. The Institutional Class has higher expenses and typically lower returns than Class R6.

5
Please see "Glossary of Indices" on page 36 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("NBIA") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

6	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.
7
The performance information for Institutional Class and Class C prior to the classes’ inception date is that of Class A of Neuberger Berman Floating Rate Income Fund. The performance information (at NAV) of
Class A has been adjusted to reflect the appropriate sales charge applicable to Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees).
Class A has higher expenses and typically lower returns (at NAV) than Institutional Class. Class A has lower expenses and typically higher returns (at NAV) than Class C.

8
The performance information for the period April 1, 1996 through September 6, 2002, is that of the Fund’s predecessor, Lipper High Income Bond Fund (“Lipper Fund”), and the performance information for the period February 1, 1992 through March 31, 1996, is that of Lipper Fund’s predecessor partnership. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of Lipper Fund, and the investment policies, objectives, guidelines and restrictions of Lipper Fund were in all material respects equivalent to those of its predecessor partnership. As mutual funds registered under the Investment Company Act of 1940, as amended (“1940 Act”), the Fund is, and Lipper Fund was, subject to certain restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended
(“Code”), to which Lipper Fund’s predecessor partnership was not subject. Had Lipper Fund’s predecessor partnership been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the
Code, its investment performance may have been adversely affected. Returns would have been lower if
Lipper Fund’s manager had not waived certain of its fees during these periods.

Endnotes (Unaudited)  (cont’d)
9	The Fund’s policies limited its ability to invest in bonds rated below "B" prior to July 6, 2006. Its performance prior to that date might have been different if current policies had been in effect.
10
The performance information for Investor Class is that of Lipper Fund Premier Class for the period April 1,
1996 through September 6, 2002, and that of Lipper Fund’s predecessor partnership for the period
February 1, 1992 (inception date) through March 31, 1996 (please see Endnote 8).

11
The performance information for Institutional Class, Class A, Class C, Class R3, Class R6 and Class E prior to the classes’ respective inception dates is that of the Investor Class of Neuberger Berman High Income Bond
Fund (please see Endnote 10). The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C and Class R3. The Investor Class has higher expenses and typically lower returns than Institutional Class, Class R6 and Class E.

12	A portion of the Fund’s income may be a tax preference item for purposes of the federal alternative minimum tax for certain shareholders.
13
Tax-equivalent effective yield is the taxable effective yield that a shareholder would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently
37% plus the 3.8% Medicare contribution tax, assuming that all of the Fund’s income is exempt from federal income taxes.

14
The Fund had a different goal and different principal investment strategies, which included a policy to invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from New York State and New York City personal income taxes and invest in only investment grade securities, prior to June 16, 2018. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

15	This date reflects when NBIA first became the investment manager to the Fund.
16
The performance information for Class A and Class C prior to the classes’ inception date is that of the
Institutional Class of Neuberger Berman Municipal Impact Fund (formerly, Neuberger Berman New York
Municipal Income Fund). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional
Class has lower expenses and typically higher returns than Class A and Class C.

17
The performance information for Institutional Class, Class A and Class C prior to the classes’ inception date is that of the Investor Class of Neuberger Berman Municipal Intermediate Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to
Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C. The Investor Class has higher expenses and typically lower returns than
Institutional Class.

18
The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Endnotes (Unaudited)  (cont’d)
19
The performance information for Trust Class, Institutional Class, Class A and Class C prior to the classes’
respective inception dates is that of the Investor Class of Neuberger Berman Short Duration Bond Fund. The
performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

20
The Fund had a different goal, to maximize income without undue risk to principal, and investment strategy, which included managing assets by an asset allocation committee, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

21
The performance information for Trust Class, Class A, Class C and Class R6 prior to the classes’ respective inception dates is that of the Institutional Class of Neuberger Berman Strategic Income Fund. The
performance information of the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Institutional Class has
higher expenses and typically lower returns than Class R6.

For more complete information on any of the Neuberger Berman Income Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices (Unaudited)

Bloomberg 7-Year General Obligation (G.O.) Index:
The index is the 7-year (6-8 years to maturity) component of the Bloomberg G.O.
Index. The Bloomberg G.O. Index measures the investment grade, U.S.
dollar-denominated, long-term, tax-exempt state and local general obligation bond market. Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

Bloomberg U.S. Aggregate Bond Index:
The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency). Effective August 24,
2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

Bloomberg Municipal Bond Index:
The index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least
$75 million. The bonds must be fixed rate, have a dated date after December 31,
1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

Bloomberg Municipal High Yield Index:
The index measures the performance of the high yield municipal bond market. To be included in the index, bonds must be rated non-investment-grade (Ba1/BB+ or lower)
by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be non-investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. Effective August 24, 2021 all
Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

65% Bloomberg Municipal Bond Index and 35% Bloomberg Municipal High Yield Index:
The blended index is composed of 65% Bloomberg Municipal Bond Index and 35%
Bloomberg Municipal High Yield Index (both described above) and is rebalanced monthly. Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

Bloomberg 1-3 Year U.S. Government/Credit Bond Index:
The index is the 1-3 year component of the Bloomberg U.S. Government/Credit Index.
The Bloomberg U.S. Government/Credit Index is the non-securitized component of the Bloomberg U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt guaranteed by the U.S. government) and investment grade corporate securities.
Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

Glossary of Indices (Unaudited) (cont’d)
ICE BofA U.S. High Yield Constrained Index:
The index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and
Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%. Transaction costs will be incorporated into the calculation of total return for ICE fixed income indices beginning in July 2022.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified:
The index tracks the performance of U.S. dollar-denominated corporate emerging market bonds, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger corporate debt stocks by including only specified portions of those countries’ eligible current face amounts of debt outstanding. Effective March 31, 2022, Russia and
Belarus were excluded from the J.P. Morgan fixed income indices. The index market value for all Russian and Belarus debt was set to zero, reflecting a total return loss due to market disruption.

J.P. Morgan Emerging Markets Bond Index (EMBI)—Global Diversified:
The index tracks the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities (Brady bonds, loans and
Eurobonds), including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index captures a broad, comprehensive universe of emerging market issues. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger debt stocks by including only specified portions of those countries’ eligible current face amounts of debt outstanding. Effective March 31,
2022, Russia and Belarus were excluded from the J.P. Morgan fixed income indices.
The index market value for all Russian and Belarus debt was set to zero, reflecting a total return loss due to market disruption.

J.P. Morgan Government Bond Index (GBI)—Emerging Markets Global Diversified:
The index tracks the performance of local currency denominated bonds issued by emerging market governments, including emerging market countries from Asia,
Europe, Latin America and the Middle East/Africa. The Global version of the index includes only countries that are accessible by most of the international investor base, while countries with explicit capital controls are excluded. The Diversified version of the index is market capitalization-weighted, with a maximum weight to a country capped at 10%. Effective March 31, 2022, Russia and Belarus were excluded from the
J.P. Morgan fixed income indices. The index market value for all Russian and Belarus debt was set to zero, reflecting a total return loss due to market disruption.

50% J.P. Morgan GBI—Emerging Markets Global Diversified, 25% J.P. Morgan EMBI—Global Diversified, and 25% J.P. Morgan CEMBI—Diversified:
The blended index is composed of 50% J.P. Morgan GBI—Emerging Markets Global
Diversified, 25% J.P. Morgan EMBI—Global Diversified, and 25% J.P. Morgan
CEMBI—Diversified (all described above) and is rebalanced monthly. Effective
March 31, 2022, Russia and Belarus were excluded from the J.P. Morgan fixed income indices. The index market value for all Russian and Belarus debt was set to zero, reflecting a total return loss due to market disruption.

Morningstar LSTA US Leveraged Loan Index:
The index is a market-value weighted index designed to measure the performance of the US leveraged loan market. The starting universe consists of senior secured, USD denominated syndicated term leveraged loans with a minimum initial term of one year, a minimum initial spread of base rate (LIBOR/SOFR) plus 125 basis points, and a minimum initial issue size of $50 million. The index is rebalanced on a weekly basis every Friday. The index was renamed from S&P/LSTA Leveraged Loan Index to
Morningstar LSTA US Leveraged Loan Index effective 8/29/2022.

Information About Your Fund’s Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.
This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2022 and held for the entire period. The table illustrates each Fund’s costs in two ways:
Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund’s actual performance during the period indicated.
You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled
"Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)
Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During the Period(1) 5/1/22 – 10/31/22	Expense Ratio	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During the Period(2) 5/1/22 – 10/31/22	Expense Ratio
Core Bond Fund
Investor Class	$1,000.00	$924.70	$3.78	0.78%	$1,000.00	$1,021.27	$3.97	0.78%
Institutional Class	$1,000.00	$925.70	$1.84	0.38%	$1,000.00	$1,023.29	$1.94	0.38%
Class A	$1,000.00	$923.50	$3.78	0.78%	$1,000.00	$1,021.27	$3.97	0.78%
Class C	$1,000.00	$920.10	$7.40	1.53%	$1,000.00	$1,017.49	$7.78	1.53%
Class R6	$1,000.00	$926.10	$1.36	0.28%	$1,000.00	$1,023.79	$1.43	0.28%
Emerging Markets Debt Fund
Institutional Class	$1,000.00	$900.90	$3.88	0.81%	$1,000.00	$1,021.12	$4.13	0.81%
Class A	$1,000.00	$899.00	$5.60	1.17%	$1,000.00	$1,019.31	$5.96	1.17%
Class C	$1,000.00	$895.70	$9.17	1.92%	$1,000.00	$1,015.53	$9.75	1.92%
Floating Rate Income Fund
Institutional Class	$1,000.00	$973.20	$2.98	0.60%	$1,000.00	$1,022.18	$3.06	0.60%
Class A	$1,000.00	$970.30	$4.82	0.97%	$1,000.00	$1,020.32	$4.94	0.97%
Class C	$1,000.00	$967.50	$8.53	1.72%	$1,000.00	$1,016.53	$8.74	1.72%
High Income Bond Fund
Investor Class	$1,000.00	$952.30	$4.38	0.89%	$1,000.00	$1,020.72	$4.53	0.89%
Institutional Class	$1,000.00	$953.20	$3.59	0.73%	$1,000.00	$1,021.53	$3.72	0.73%
Class A	$1,000.00	$951.20	$5.51	1.12%	$1,000.00	$1,019.56	$5.70	1.12%
Class C	$1,000.00	$947.80	$9.23	1.88%	$1,000.00	$1,015.73	$9.55	1.88%
Class R3	$1,000.00	$950.10	$6.78	1.38%	$1,000.00	$1,018.25	$7.02	1.38%
Class R6	$1,000.00	$953.80	$3.10	0.63%	$1,000.00	$1,022.03	$3.21	0.63%
Class E	$1,000.00	$954.90	$0.61	0.10%	$1,000.00	$1,030.67	$0.64	0.10%
Municipal High Income Fund
Institutional Class	$1,000.00	$919.20	$2.66	0.55%	$1,000.00	$1,022.43	$2.80	0.55%
Class A	$1,000.00	$918.50	$4.45	0.92%	$1,000.00	$1,020.57	$4.69	0.92%
Class C	$1,000.00	$914.20	$8.06	1.67%	$1,000.00	$1,016.79	$8.49	1.67%
Municipal Impact Fund
Institutional Class	$1,000.00	$966.00	$2.13	0.43%	$1,000.00	$1,023.04	$2.19	0.43%
Class A	$1,000.00	$963.60	$3.96	0.80%	$1,000.00	$1,021.17	$4.08	0.80%
Class C	$1,000.00	$959.90	$7.66	1.55%	$1,000.00	$1,017.39	$7.88	1.55%
Municipal Intermediate Bond Fund
Investor Class	$1,000.00	$959.70	$2.27	0.46%	$1,000.00	$1,022.89	$2.35	0.46%
Institutional Class	$1,000.00	$960.40	$1.53	0.31%	$1,000.00	$1,023.64	$1.58	0.31%
Class A	$1,000.00	$959.40	$3.36	0.68%	$1,000.00	$1,021.78	$3.47	0.68%
Class C	$1,000.00	$955.80	$7.05	1.43%	$1,000.00	$1,018.00	$7.27	1.43%
Short Duration Bond Fund
Investor Class	$1,000.00	$973.00	$2.69	0.54%	$1,000.00	$1,022.48	$2.75	0.54%
Trust Class	$1,000.00	$971.80	$3.18	0.64%	$1,000.00	$1,021.98	$3.26	0.64%
Institutional Class	$1,000.00	$973.90	$1.69	0.34%	$1,000.00	$1,023.49	$1.73	0.34%
Class A	$1,000.00	$972.80	$3.53	0.71%	$1,000.00	$1,021.63	$3.62	0.71%
Class C	$1,000.00	$967.80	$7.24	1.46%	$1,000.00	$1,017.85	$7.43	1.46%
Strategic Income Fund
Trust Class	$1,000.00	$932.00	$4.58	0.94%	$1,000.00	$1,020.47	$4.79	0.94%
Institutional Class	$1,000.00	$933.70	$2.88	0.59%	$1,000.00	$1,022.23	$3.01	0.59%
Class A	$1,000.00	$931.90	$4.82	0.99%	$1,000.00	$1,020.21	$5.04	0.99%
Class C	$1,000.00	$928.50	$8.21	1.69%	$1,000.00	$1,016.69	$8.59	1.69%
Class R6	$1,000.00	$935.00	$2.39	0.49%	$1,000.00	$1,022.74	$2.50	0.49%

(1)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

Expense Example (Unaudited) (cont’d)
Neuberger Berman Income Funds
(2)
Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

Legend October 31, 2022 (Unaudited)
Neuberger Berman Income Funds
Benchmarks:
BUBOR	= Budapest Interbank Offered Rate
CDOR	= Canadian Dollar Offered Rate
CETIP	= Overnight Brazil Interbank Deposit Rate
CLICP	= Sinacofi Chile Interbank Rate Average
CME Term SOFR	= CME Group, Inc. Term Secured Overnight Financing Rate
CNRR007	= China Fixing Rate Repo Rates 7 Day
CPTFEMU	= Eurostat Eurozone Harmonised Indices of Consumer Prices Ex Tobacco Unrevised Series NSA
EURIBOR	= Euro Interbank Offered Rate
EUROSTR	= Euro Short Term Rate
FRCPXTOB	= France Consumer Price Index Ex Tobacco
IBRCOL	= Colombia Overnight Interbank Reference Rate
LIBOR	= London Interbank Offered Rate
MIBOR	= Mumbai Interbank Offered Rate
PRIBOR	= Prague Interbank Offered Rate
SOFR	= Secured Overnight Financing Rate
SOFR30A	= 30 Day Average Secured Overnight Financing Rate
TAIBOR	= Taipei Interbank Offered Rate
TIIE	= Mexican Interbank Equilibrium Interest Rate
WIBOR	= Poland Warsaw Interbank Offered Rate
Clearinghouses:
CME	= CME Group, Inc.
ICE CC	= ICE Clear Credit LLC
LCH	= LCH Clearnet Limited
Counterparties:
BCB	= Barclays Bank PLC
BNP	= BNP Paribas SA
CITI	= Citibank, N.A.
DB	= Deutsche Bank AG
GSI	= Goldman Sachs International
HSBC	= HSBC Bank plc
JPM	= JPMorgan Chase Bank N.A.
MS	= Morgan Stanley Capital Services LLC
SCB	= Standard Chartered Bank
SSB	= State Street Bank and Trust Company
Index Periods/Payment Frequencies:
1D	= 1 Day
7D	= 7 Days
28D	= 28 Days
1M	= 1 Month
2M	= 2 Months
3M	= 3 Months
6M	= 6 Months
1Y	= 1 Year
T	= Termination

Legend October 31, 2022 (Unaudited) (cont’d)
Non-Deliverable Forward Contracts:
BRL	= Brazilian Real
CLP	= Chilean Peso
CNY(a)	= Chinese Yuan Renminbi
COP	= Colombian Peso
EGP	= Egyptian Pound
GHS	= Ghanaian Cedi
IDR	= Indonesian Rupiah
INR	= Indian Rupee
KRW	= South Korean Won
MYR	= Malaysian Ringgit
PEN	= Peruvian Nuevo Sol
PHP	= Philippine Peso
TWD	= Taiwan Dollar
VND	= Vietnam Dong
Other Abbreviations:
CVI
= Contingent Value Instrument. An instrument that gives the holder the right to receive additional debt service payments from the debtor in the event that certain growth-linked triggers (such as increases in gross domestic product or government revenues) are met.

Management or NBIA	= Neuberger Berman Investment Advisers LLC
Currency Abbreviations:
BRL	= Brazilian Real
CAD	= Canadian Dollar
CLP	= Chilean Peso
CNH(a)	= Chinese Yuan Renminbi
CNY(a)	= Chinese Yuan Renminbi
COP	= Colombian Peso
CZK	= Czech Koruna
DKK	= Denmark Krone
DOP	= Dominican Peso
EGP	= Egyptian Pound
EUR	= Euro
GBP	= Pound Sterling
GHS	= Ghanaian Cedi
HUF	= Hungarian Forint
IDR	= Indonesian Rupiah
ILS	= Israel Shekel
INR	= Indian Rupee
KRW	= South Korean Won
MXN	= Mexican Peso
MYR	= Malaysia Ringgit
PEN	= Peruvian Nuevo Sol
PHP	= Philippine Peso
PLN	= Polish Zloty
RON	= Romanian New Leu
RSD	= Serbia Dinar
SGD	= Singapore Dollar
THB	= Thai Baht

Legend October 31, 2022 (Unaudited) (cont’d)
Currency Abbreviations (cont’d):
TRY	= Turkish Lira
TWD	= Taiwan Dollar
UGX	= Ugandan Shilling
USD	= United States Dollar
UYU	= Uruguayan Peso
VND	= Vietnamese Dong
ZAR	= South African Rand
ZMW	= Zambian Kwacha
(a)
There is one official currency held in China, the Chinese Yuan Renminbi. CNY is traded onshore, in mainland China and CNH is traded offshore, mainly in the Hong Kong market, each at a different exchange rate.

Schedule of Investments Core Bond Fund^
October 31, 2022

Principal Amount		Value
U.S. Treasury Obligations 24.7%
	U.S. Treasury Bills
$1,310,000	3.52%, due 12/22/2022	$ 1,303,228(a)
4,570,000	3.55%, due 12/22/2022	4,546,377(a)
24,715,000	4.05%, due 3/23/2023	24,305,738(a)
	U.S. Treasury Bonds
4,235,000	2.75%, due 11/15/2023 - 8/15/2047	4,090,144
3,465,000	5.00%, due 5/15/2037	3,764,804
3,170,000	3.50%, due 2/15/2039	2,878,013
1,145,000	4.25%, due 11/15/2040	1,129,927
6,640,000	1.75%, due 8/15/2041	4,333,637
6,570,000	3.13%, due 11/15/2041 - 8/15/2044	5,335,353
1,280,000	3.00%, due 5/15/2042 - 8/15/2052	1,032,768
3,440,000	3.25%, due 5/15/2042	2,908,412
2,550,000	3.38%, due 8/15/2042 - 11/15/2048	2,181,338
870,000	2.50%, due 2/15/2045	626,094
1,445,000	2.38%, due 11/15/2049	1,009,863
2,820,000	2.00%, due 8/15/2051	1,776,490
1,645,000	2.25%, due 2/15/2052	1,103,178
1,350,000	2.88%, due 5/15/2052	1,047,727
	U.S. Treasury Notes
10,765,000	2.88%, due 9/30/2023 - 5/15/2032	10,178,568
4,785,000	4.25%, due 9/30/2024	4,760,701
855,000	0.38%, due 11/30/2025	755,974
2,830,000	0.63%, due 7/31/2026	2,465,527
7,010,000	0.88%, due 9/30/2026	6,137,584
7,020,000	3.25%, due 6/30/2027 - 6/30/2029	6,638,792
6,040,000	3.13%, due 8/31/2027	5,748,853
5,780,000	4.13%, due 9/30/2027	5,748,391
1,590,000	1.50%, due 11/30/2028	1,357,525
3,470,000	2.75%, due 5/31/2029 - 8/15/2032	3,139,462
2,285,000	3.88%, due 9/30/2029	2,253,938
Total U.S. Treasury Obligations (Cost $121,528,551)		112,558,406
U.S. Government Agency Securities 0.7%
1,985,000	Fannie Mae Principal Strip, 0.00%, due 7/15/2037	945,982(b)
1,160,000	Federal Home Loan Bank, 5.50%, due 7/15/2036	1,227,382
455,000	Federal National Mortgage Association, 5.63%, due 7/15/2037	493,399
700,000	Tennessee Valley Authority, 5.25%, due 9/15/2039	700,250
Total U.S. Government Agency Securities (Cost $4,117,098)		3,367,013

Mortgage-Backed Securities 40.3%
Collateralized Mortgage Obligations 4.9%
	Angel Oak Mortgage Trust
156,631	Ser. 2019-6, Class A1, 2.62%, due 11/25/2059	147,265(c)(d)
1,052,562	Ser. 2021-3, Class A1, 1.07%, due 5/25/2066	801,823(c)(d)
68,725	Angel Oak Mortgage Trust I LLC, Ser. 2019-1, Class A1, 3.92%, due 11/25/2048	68,240(c)(d)
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^  (cont’d)
Principal Amount		Value

Collateralized Mortgage Obligations – cont'd
Connecticut Avenue Securities Trust
$702,000	Ser. 2021-R01, Class 1M2, (SOFR30A + 1.55%), 4.55%, due 10/25/2041	$ 656,735 (c)(e)
1,575,000	Ser. 2022-R01, Class 1M2, (SOFR30A + 1.90%), 4.90%, due 12/25/2041	1,429,777(c)(e)
1,540,000	Ser. 2022-R03, Class 1M2, (SOFR30A + 3.50%), 6.50%, due 3/25/2042	1,464,923(c)(e)
927,872	Ser. 2022-R07, Class 1M1, (SOFR30A + 2.95%), 5.97%, due 6/25/2042	931,954(c)(e)
394,995	Ellington Financial Mortgage Trust, Ser. 2022-1, Class A1, 2.21%, due 1/25/2067	312,597(c)(d)
574,383	Fannie Mae Connecticut Avenue Securities, Ser. 2017-C03, Class 1M2, (1M USD LIBOR + 3.00%), 6.59%, due 10/25/2029	575,820(e)
1,929,629	Fannie Mae Interest Strip, Ser. 418, Class C24, 4.00%, due 8/25/2043	366,143(f)
Fannie Mae Real Estate Mortgage Investment Conduits
1,814,253	Ser. 2012-15, Class S, (5.95% - 1M USD LIBOR), 2.36%, due 3/25/2042	177,970(e)(f)
1,600,596	Ser. 2012-70, Class HS, (6.00% - 1M USD LIBOR), 2.41%, due 7/25/2042	164,629(e)(f)
872,719	Ser. 2017-100, Class S, (6.15% - 1M USD LIBOR), 2.56%, due 12/25/2042	90,492(e)(f)
760,633	Ser. 2012-140, Class PI, 3.50%, due 12/25/2042	126,829(f)
1,703,552	Ser. 2013-6, Class SB, (6.10% - 1M USD LIBOR), 2.51%, due 2/25/2043	183,852(e)(f)
1,400,053	Ser. 2013-18, Class PS, (6.10% - 1M USD LIBOR), 2.51%, due 3/25/2043	136,233(e)(f)
1,462,695	Ser. 2015-32, Class SA, (6.20% - 1M USD LIBOR), 2.61%, due 5/25/2045	157,740(e)(f)
926,746	Ser. 2016-32, Class LI, 3.50%, due 6/25/2046	169,060(f)
405,327	Ser. 2016-40, Class SA, (5.85% - 1M USD LIBOR), 2.26%, due 7/25/2046	37,156(e)(f)
1,460,724	Ser. 2016-95, Class US, (6.00% - 1M USD LIBOR), 2.41%, due 12/25/2046	147,468(e)(f)
1,963,479	Ser. 2018-7, Class CI, 4.00%, due 2/25/2048	377,247(f)
1,075,616	Ser. 2020-52, Class GI, 4.50%, due 8/25/2050	231,665(f)
Freddie Mac Real Estate Mortgage Investment Conduits
1,543,454	Ser. 4018, Class HS, (6.45% - 1M USD LIBOR), 3.04%, due 3/15/2042	173,405(e)(f)
826,197	Ser. 4120, Class SV, (6.15% - 1M USD LIBOR), 2.74%, due 10/15/2042	79,371(e)(f)
980,749	Ser. 4159, Class KS, (6.15% - 1M USD LIBOR), 2.74%, due 1/15/2043	106,372(e)(f)
627,338	Ser. 4385, Class IA, 4.50%, due 9/15/2044	114,579(f)
1,344,531	Ser. 4572, Class SA, (6.05% - 1M USD LIBOR), 2.64%, due 4/15/2046	127,966(e)(f)
1,177,624	Ser. 4623, Class MS, (6.00% - 1M USD LIBOR), 2.59%, due 10/15/2046	130,857(e)(f)
722,184	Freddie Mac Strips, Ser. 312, Class S1, (5.95% - 1M USD LIBOR), 2.54%, due 9/15/2043	65,232(e)(f)
Freddie Mac Structured Agency Credit Risk Debt Notes
597,544	Ser. 2017-DNA1, Class M2, (1M USD LIBOR + 3.25%), 6.84%, due 7/25/2029	606,609(e)
741,197	Ser. 2017-HQA3, Class M2, (1M USD LIBOR + 2.35%), 5.94%, due 4/25/2030	731,863(e)
658,264	Ser. 2018-HQA1, Class M2, (1M USD LIBOR + 2.30%), 5.89%, due 9/25/2030	645,432(e)
423,336	Ser. 2019-CS03, Class M1, (1M USD LIBOR + 0.00%), 3.59%, due 10/25/2032	422,206(c)(e)
Freddie Mac Structured Agency Credit Risk Debt Notes Real Estate Mortgage Investment Conduits
880,836	Ser. 2021-DNA7, Class M1, (SOFR30A + 0.85%), 3.85%, due 11/25/2041	852,941(c)(e)
448,000	Ser. 2022-HQA1, Class M1B, (SOFR30A + 3.50%), 6.50%, due 3/25/2042	428,114(c)(e)
736,000	Ser. 2022-DNA3, Class M1B, (SOFR30A + 2.90%), 5.90%, due 4/25/2042	682,641(c)(e)
GCAT Trust
357,742	Ser. 2019-NQM3, Class A1, 2.69%, due 11/25/2059	331,257(c)(d)
1,335,823	Ser. 2021-NQM5, Class A1, 1.26%, due 7/25/2066	995,377(c)(d)
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^  (cont’d)
Principal Amount		Value

Collateralized Mortgage Obligations – cont'd
Government National Mortgage Association
$1,733,533	Ser. 2013-5, Class BI, 3.50%, due 1/20/2043	$ 312,266 (f)
1,981,350	Ser. 2013-23, Class IT, 3.50%, due 2/20/2043	363,589(f)
801,038	Ser. 2018-124, Class DS, (6.10% - 1M USD LIBOR), 2.69%, due 12/16/2043	75,451(e)(f)
928,860	Ser. 2016-77, Class TS, (6.15% - 1M USD LIBOR), 2.66%, due 12/20/2044	74,795(e)(f)
1,037,494	Ser. 2019-22, Class SA, (5.60% - 1M USD LIBOR), 2.11%, due 2/20/2045	95,534(e)(f)
1,335,055	Ser. 2018-7, Class SA, (6.20% - 1M USD LIBOR), 2.71%, due 1/20/2048	126,936(e)(f)
3,934,861	Ser. 2020-173, Class MI, 2.50%, due 11/20/2050	518,255(f)
3,687,119	Ser. 2021-26, Class AI, 2.00%, due 2/20/2051	405,543(f)
3,266,480	Ser. 2021-116, Class IA, 2.50%, due 6/20/2051	442,081(f)
169,454	New Residential Mortgage Loan Trust, Ser. 2019-NQM5, Class A1, 2.71%, due 11/25/2059	148,903(c)(d)
886,947	Starwood Mortgage Residential Trust, Ser. 2021-3, Class A1, 1.13%, due 6/25/2056	709,371(c)(d)
Towd Point Mortgage Trust
438,000	Ser. 2017-2, Class A2, 3.25%, due 4/25/2057	418,759(c)(d)
1,168,137	Ser. 2022-4, Class A1, 3.75%, due 9/25/2062	1,079,645(c)(d)
Verus Securitization Trust
135,866	Ser. 2019-4, Class A1, 2.64%, due 11/25/2059	129,010(c)(g)
1,181,272	Ser. 2021-3, Class A1, 1.05%, due 6/25/2066	919,504(c)(d)
1,744,124	Ser. 2021-6, Class A1, 1.63%, due 10/25/2066	1,368,883(c)(d)
22,438,365
Commercial Mortgage-Backed 5.8%
273,000	BANK, Ser. 2022-BNK39, Class A4, 2.93%, due 2/15/2055	219,721
1,834,000	BB-UBS Trust, Ser. 2012-SHOW, Class A, 3.43%, due 11/5/2036	1,698,218(c)
Benchmark Mortgage Trust
381,000	Ser. 2020-B21, Class A5, 1.98%, due 12/17/2053	289,516
11,138,660	Ser. 2021-B26, Class XA, 0.89%, due 6/15/2054	552,914(d)(f)
458,000	Ser. 2021-B29, Class A5, 2.39%, due 9/15/2054	352,790
404,000	Ser. 2021-B31, Class D, 2.25%, due 12/15/2054	222,808(c)
441,234	Ser. 2021-B31, Class A5, 2.67%, due 12/15/2054	346,309
601,000	Ser. 2021-B31, Class C, 3.20%, due 12/15/2054	425,775(d)
1,600,000	BX Commercial Mortgage Trust, Ser. 2021-VOLT, Class D, (1M USD LIBOR + 1.65%), 5.06%, due 9/15/2036	1,479,871(c)(e)
BX Trust
722,000	Ser. 2021-SDMF, Class E, (1M USD LIBOR + 1.59%), 5.00%, due 9/15/2034	671,380(c)(e)
858,000	Ser. 2019-OC11, Class A, 3.20%, due 12/9/2041	704,503(c)
409,000	BXP Trust, Ser. 2017-GM, Class A, 3.38%, due 6/13/2039	362,259(c)
1,416,000	CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Class B, (1M USD LIBOR + 1.25%), 4.66%, due 12/15/2037	1,366,417(c)(e)
94,686	CD Mortgage Trust, Ser. 2018-CD7, Class A1, 3.28%, due 8/15/2051	94,036
Citigroup Commercial Mortgage Trust
1,093,000	Ser. 2013-GC11, Class B, 3.73%, due 4/10/2046	1,076,616(d)
330,000	Ser. 2013-GC17, Class B, 5.10%, due 11/10/2046	317,908(d)
745,000	Ser. 2014-GC23, Class B, 4.18%, due 7/10/2047	706,290(d)
4,027,829	Ser. 2014-GC25, Class XA, 0.95%, due 10/10/2047	55,378(d)(f)
2,032,424	Ser. 2015-GC27, Class XA, 1.31%, due 2/10/2048	45,247(d)(f)
455,380	Ser. 2022-GC48, Class A5, 4.58%, due 5/15/2054	420,781(d)
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^  (cont’d)
Principal Amount		Value

Commercial Mortgage-Backed – cont'd
Commercial Mortgage Trust
$1,060,000	Ser. 2012-CR4, Class AM, 3.25%, due 10/15/2045	$ 1,018,158
1,000,000	Ser. 2013-LC6, Class B, 3.74%, due 1/10/2046	995,511
500,000	Ser. 2014-CR15, Class B, 4.62%, due 2/10/2047	484,588(d)
4,914,601	Ser. 2014-CR16, Class XA, 0.94%, due 4/10/2047	51,643(d)(f)
2,644,871	Ser. 2014-LC15, Class XA, 1.05%, due 4/10/2047	26,630(d)(f)
900,000	Ser. 2014-LC15, Class AM, 4.20%, due 4/10/2047	866,225
4,844,946	Ser. 2014-CR17, Class XA, 0.95%, due 5/10/2047	48,662(d)(f)
2,964,940	Ser. 2014-UBS3, Class XA, 1.06%, due 6/10/2047	34,165(d)(f)
15,932,975	Ser. 2014-CR18, Class XA, 0.99%, due 7/15/2047	200,301(d)(f)
3,569,178	Ser. 2014-UBS6, Class XA, 0.85%, due 12/10/2047	46,837(d)(f)
485,000	Ser. 2014-CR21, Class AM, 3.99%, due 12/10/2047	459,926
CSAIL Commercial Mortgage Trust
21,029,737	Ser. 2016-C5, Class XA, 0.91%, due 11/15/2048	437,669(d)(f)
841,000	Ser. 2015-C1, Class B, 4.04%, due 4/15/2050	764,586(d)
1,280,000	Ser. 2017-CX9, Class A5, 3.45%, due 9/15/2050	1,156,946
Freddie Mac Multifamily Structured Pass Through Certificates
23,538,626	Ser. KW03, Class X1, 0.83%, due 6/25/2027	613,779(d)(f)
63,186,000	Ser. K088, Class XAM, 0.42%, due 1/25/2029	1,528,236(d)(f)
22,906,397	Ser. K090, Class X1, 0.71%, due 2/25/2029	843,441(d)(f)
10,000,000	Ser. K098, Class XAM, 1.39%, due 8/25/2029	767,390(d)(f)
GS Mortgage Securities Trust
7,815,577	Ser. 2014-GC18, Class XA, 1.03%, due 1/10/2047	67,251(d)(f)
1,200,000	Ser. 2019-GSA1, Class A4, 3.05%, due 11/10/2052	1,009,192
108,000	Ser. 2020-GC47, Class A5, 2.38%, due 5/12/2053	86,175
736,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2022-OPO, Class B, 3.38%, due 1/5/2039	605,099(c)
765,000	JPMBB Commercial Mortgage Securities Trust, Ser. 2015-C33, Class AS, 4.02%, due 12/15/2048	710,151
633,000	Manhattan West Mortgage Trust, Ser. 2020-1MW, Class A, 2.13%, due 9/10/2039	532,620(c)
3,085,686	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C16, Class XA, 0.94%, due 6/15/2047	25,992(d)(f)
400,000	Taubman Centers Commercial Mortgage Trust, Ser. 2022-DPM, Class A, (1M CME Term SOFR + 2.19%), 5.56%, due 5/15/2037	389,483(c)(e)
670,000	Wells Fargo Commercial Mortgage Trust, Ser. 2015-NXS4, Class C, 4.69%, due 12/15/2048	599,413(d)
WF-RBS Commercial Mortgage Trust
5,119,885	Ser. 2014-C25, Class XA, 0.79%, due 11/15/2047	65,525(d)(f)
11,766,385	Ser. 2014-C22, Class XA, 0.79%, due 9/15/2057	124,661(d)(f)
560,000	Ser. 2014-C22, Class AS, 4.07%, due 9/15/2057	533,631(d)
26,502,623
Fannie Mae 13.7%
Pass-Through Certificates
9,902,716	2.00%, due 1/1/2051 - 10/1/2051	7,698,148(h)
21,151,747	2.50%, due 8/1/2050 - 4/1/2052	17,403,255(h)
12,368,027	3.00%, due 10/1/2041 - 2/1/2052	10,645,403(h)
11,442,451	3.50%, due 12/1/2041 - 6/1/2052	10,244,866(h)
8,748,677	4.00%, due 1/1/2041 - 6/1/2052	8,114,807
5,118,454	4.50%, due 4/1/2034 - 8/1/2052	4,841,250
4,006,531	5.00%, due 6/1/2033 - 10/1/2052	3,417,263
62,364,992
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^  (cont’d)
Principal Amount		Value

Freddie Mac 7.7%
Pass-Through Certificates
$3,323,328	2.00%, due 12/1/2050 - 11/1/2051	$ 2,634,715
10,975,451	2.50%, due 7/1/2050 - 9/1/2051	9,036,597
6,373,725	3.00%, due 8/1/2046 - 9/1/2050	5,486,575
5,147,583	3.50%, due 7/1/2042 - 1/1/2050	4,629,827
8,488,340	4.00%, due 11/1/2040 - 9/1/2052	7,818,067(h)
1,156,418	4.50%, due 6/1/2039 - 8/1/2052	1,101,908
2,515,294	5.00%, due 5/1/2023 - 10/1/2052	2,429,055
2,150,000	5.50%, due 9/1/2052 - 10/1/2052	2,111,546(h)
35,248,290
Ginnie Mae 5.0%
Pass-Through Certificates
2,669,284	2.00%, due 2/20/2051 - 6/20/2052	2,205,123
4,944,779	2.50%, due 2/20/2051 - 12/20/2051	4,205,300
799,313	3.00%, due 1/20/2052 - 3/20/2052	1,108,083
1,830,224	3.50%, due 1/20/2043 - 7/20/2052	1,752,804
2,406,475	4.00%, due 2/20/2050 - 9/20/2052	2,220,924
2,089,993	4.50%, due 7/20/2052 - 9/20/2052	1,983,030
6,530,000	4.50%, TBA, 30 Year Maturity	6,188,195(i)
1,860,000	5.00%, TBA, 30 Year Maturity	1,809,213(i)
1,505,000	5.50%, TBA, 30 Year Maturity	1,497,349(i)
22,970,021
Uniform Mortgage-Backed Securities 3.2%
Pass-Through Certificates
2,130,000	4.00%, TBA, 30 Year Maturity	1,935,937(i)
3,075,000	4.50%, TBA, 30 Year Maturity	2,884,254(i)
4,960,000	5.00%, TBA, 30 Year Maturity	4,782,719(i)
3,855,000	5.50%, TBA, 30 Year Maturity	3,802,123(i)
1,045,000	6.00%, TBA, 30 Year Maturity	1,050,012(i)
14,455,045
Total Mortgage-Backed Securities (Cost $215,642,555)		183,979,336
Asset-Backed Securities 9.5%
800,000	522 Funding CLO Ltd., Ser. 2019-5A, Class AR, (3M CME Term SOFR + 1.33%), 5.19%, due 4/15/2035	765,454(c)(e)
2,500,000	AIG CLO Ltd., Ser. 2021-2A, Class A, (3M USD LIBOR + 1.17%), 5.41%, due 7/20/2034	2,406,216(c)(e)
1,140,000	AM Capital Funding LLC, Ser. 2018-1, Class A, 4.98%, due 12/15/2023	1,119,960(c)
325,000	Amur Equipment Finance Receivables XI LLC, Ser. 2022-2A, Class A2, 5.30%, due 6/21/2028	320,625(c)
803,814	Aqua Finance Trust, Ser. 2021-A, Class A, 1.54%, due 7/17/2046	725,165(c)
Avis Budget Rental Car Funding AESOP LLC
2,450,000	Ser. 2021-2A, Class A, 1.66%, due 2/20/2028	2,083,983(c)
723,000	Ser. 2021-2A, Class B, 1.90%, due 2/20/2028	604,953(c)
1,406,700	Beacon Container Finance II LLC, Ser. 2021-1A, Class A, 2.25%, due 10/22/2046	1,197,592(c)
11,342	Chase Funding Trust, Ser. 2004-1, Class 2A2, (1M USD LIBOR + 0.46%), 4.05%, due 12/25/2033	10,555(e)
82,896	Corevest American Finance Trust, Ser. 2019-1, Class A, 3.32%, due 3/15/2052	80,638(c)
634,000	Crown Castle Towers LLC, 4.24%, due 7/15/2028	576,282(c)
1,000,000	Eaton Vance CLO Ltd., Ser. 2013-1A, Class A13R, (3M USD LIBOR + 1.25%), 5.33%, due 1/15/2034	960,855(c)(e)
1,900,000	Elmwood CLO III Ltd., Ser. 2019-3A, Class AR, (3M USD LIBOR + 1.16%), 5.40%, due 10/20/2034	1,824,210(c)(e)
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^  (cont’d)
Principal Amount		Value
Asset-Backed Securities – cont'd
$1,000,000	Halseypoint CLO 5 Ltd., Ser. 2021-5A, Class A1A, (3M USD LIBOR + 1.21%), 5.62%, due 1/30/2035	$ 957,624 (c)(e)
1,109,483	JPMorgan Chase Bank NA, Ser. 2021-3, Class B, 0.76%, due 2/26/2029	1,050,396(c)
1,000,000	Magnetite XXIII Ltd., Ser. 2019-23A, Class AR, (3M USD LIBOR + 1.13%), 5.49%, due 1/25/2035	950,128(c)(e)
900,000	Magnetite XXIV Ltd., Ser. 2019-24A, Class AR, (3M CME Term SOFR + 1.31%), 5.17%, due 4/15/2035	868,500(c)(e)
178,450	Marlette Funding Trust, Ser. 2021-2A, Class A, 0.51%, due 9/15/2031	177,626(c)
MVW LLC
1,210,853	Ser. 2021-2A, Class A, 1.43%, due 5/20/2039	1,057,608(c)
986,822	Ser. 2021-2A, Class B, 1.83%, due 5/20/2039	875,319(c)
2,215,160	Navient Private Ed. Refi Loan Trust, Ser. 2021-EA, Class A, 0.97%, due 12/16/2069	1,796,448(c)
385,739	Navient Student Loan Trust, Ser. 2019-7A, Class A1, (1M USD LIBOR + 0.50%), 4.09%, due 1/25/2068	384,758(c)(e)
1,000,000	Oaktree CLO Ltd., Ser. 2021-2A, Class A, (3M USD LIBOR + 1.18%), 5.26%, due 1/15/2035	952,102(c)(e)
2,920,000	PFS Financing Corp., Ser. 2021-B, Class A, 0.77%, due 8/15/2026	2,651,971(c)
1,000,000	PPM CLO 3 Ltd., Ser. 2019-3A, Class AR, (3M USD LIBOR + 1.09%), 5.17%, due 4/17/2034	958,130(c)(e)
880,000	Prestige Auto Receivables Trust, Ser. 2021-1A, Class C, 1.53%, due 2/15/2028	801,993(c)
302,132	Residential Asset Securities Corp., Ser. 2005-KS12, Class M2, (1M USD LIBOR + 0.46%), 4.28%, due 1/25/2036	300,016(e)
7,389	Saxon Asset Securities Trust, Ser. 2004-1, Class A, (1M USD LIBOR + 0.54%), 2.47%, due 3/25/2035	6,719(e)
SBA Tower Trust
719,000	1.88%, due 1/15/2026	629,236(c)
201,000	2.33%, due 1/15/2028	166,671(c)
1,406,000	2.59%, due 10/15/2031	1,055,241(c)
Sierra Timeshare Receivables Funding LLC
502,748	Ser. 2019-2A, Class A, 2.59%, due 5/20/2036	481,792(c)
645,536	Ser. 2020-2A, Class A, 1.33%, due 7/20/2037	598,928(c)
585,933	Ser. 2020-2A, Class C, 3.51%, due 7/20/2037	550,664(c)
476,623	Ser. 2021-2A, Class A, 1.35%, due 9/20/2038	433,929(c)
2,038,045	SoFi Professional Loan Program Trust, Ser. 2021-A, Class AFX, 1.03%, due 8/17/2043	1,706,277(c)
1,134,428	Taco Bell Funding LLC, Ser. 2021-1A, Class A2I, 1.95%, due 8/25/2051	941,391(c)
2,000,000	TCI-Flatiron CLO Ltd., Ser. 2018-1A, Class ANR, (3M USD LIBOR + 1.06%), 5.47%, due 1/29/2032	1,945,869(c)(e)
500,000	Thayer Park CLO Ltd., Ser. 2017-1A, Class A1R, (3M USD LIBOR + 1.04%), 5.28%, due 4/20/2034	478,917(c)(e)
700,000	TRESTLES CLO Ltd., Ser. 2017-1A, Class A1R, (3M USD LIBOR + 0.99%), 5.35%, due 4/25/2032	677,846(c)(e)
1,000,000	TRESTLES CLO V Ltd., Ser. 2021-5A, Class A1, (3M USD LIBOR + 1.17%), 5.41%, due 10/20/2034	952,500(c)(e)
Vantage Data Centers Issuer LLC
1,125,203	Ser. 2019-1A, Class A2, 3.19%, due 7/15/2044	1,064,856(c)
1,584,000	Ser. 2021-1A, Class A2, 2.17%, due 10/15/2046	1,366,254(c)
3,050,000	Voya CLO Ltd., Ser. 2019-2A, Class A, (3M USD LIBOR + 1.27%), 5.51%, due 7/20/2032	2,952,909(c)(e)
1,000,000	Whitebox CLO III Ltd., Ser. 2021-3A, Class A1, (3M USD LIBOR + 1.22%), 5.30%, due 10/15/2034	954,648(c)(e)
Total Asset-Backed Securities (Cost $47,574,539)		43,423,754

Corporate Bonds 28.6%
Aerospace & Defense 1.2%
Boeing Co.
1,680,000	5.04%, due 5/1/2027	1,619,263(g)
365,000	3.90%, due 5/1/2049	235,234
2,430,000	5.81%, due 5/1/2050	2,089,940(g)
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^  (cont’d)
Principal Amount		Value

Aerospace & Defense – cont'd
Lockheed Martin Corp.
$515,000	5.25%, due 1/15/2033	$ 516,554
900,000	5.90%, due 11/15/2063	915,261
5,376,252
Agriculture 0.3%
1,000,000	Altria Group, Inc., 3.88%, due 9/16/2046	614,141
960,000	BAT Capital Corp., 3.73%, due 9/25/2040	604,396
1,218,537
Airlines 0.6%
2,691,255	United Airlines Pass Through Trust, Ser. 2020-1, Class A, 5.88%, due 10/15/2027	2,596,732
Auto Manufacturers 0.3%
1,525,000	General Motors Co., 6.13%, due 10/1/2025	1,518,591
Banks 8.0%
Banco Santander SA
2,600,000	1.85%, due 3/25/2026	2,218,815
2,000,000	5.29%, due 8/18/2027	1,844,401
Bank of America Corp.
1,410,000	3.97%, due 3/5/2029	1,268,061(j)
860,000	2.50%, due 2/13/2031	675,675(j)
2,670,000	2.59%, due 4/29/2031	2,108,080(j)
1,200,000	4.57%, due 4/27/2033	1,063,430(j)
1,130,000	BNP Paribas SA, 3.05%, due 1/13/2031	878,801(c)(j)
Citigroup, Inc.
2,520,000	1.12%, due 1/28/2027	2,142,468(j)
1,300,000	3.89%, due 1/10/2028	1,190,112(j)
1,295,000	Credit Suisse Group AG, 6.54%, due 8/12/2033	1,127,275(c)(j)
Goldman Sachs Group, Inc.
1,620,000	2.62%, due 4/22/2032	1,235,676(j)
1,765,000	2.38%, due 7/21/2032	1,313,433(j)
550,000	5.15%, due 5/22/2045	446,369
1,345,000	HSBC Holdings PLC, 6.00%, due 5/22/2027	1,089,719(j)(k)
JPMorgan Chase & Co.
575,000	4.49%, due 3/24/2031	519,602(j)
2,090,000	2.58%, due 4/22/2032	1,606,986(j)
1,085,000	KFW, 3.00%, due 5/20/2027	1,024,197
2,520,000	Lloyds Banking Group PLC, 1.63%, due 5/11/2027	2,108,718(j)
Morgan Stanley
2,245,000	0.79%, due 1/22/2025	2,095,582(j)
2,355,000	3.59%, due 7/22/2028	2,110,728(j)
1,240,000	2.24%, due 7/21/2032	914,061(j)
835,000	5.30%, due 4/20/2037	740,496(j)
686,000	U.S. Bancorp, 4.97%, due 7/22/2033	624,684(j)
2,075,000	UBS Group AG, 4.75%, due 5/12/2028	1,901,506(c)(j)
Wells Fargo & Co.
1,505,000	2.57%, due 2/11/2031	1,199,341(j)
1,340,000	4.90%, due 7/25/2033	1,226,027(j)
540,000	5.01%, due 4/4/2051	457,710(j)
1,705,000	Westpac Banking Corp., 2.67%, due 11/15/2035	1,207,834(j)
36,339,787
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^  (cont’d)
Principal Amount		Value

Beverages 0.7%
$2,700,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, due 2/1/2036	$ 2,440,408
610,000	Anheuser-Busch InBev Worldwide, Inc., 5.80%, due 1/23/2059	580,071
		3,020,479
Computers 0.5%
1,155,000	Apple, Inc., 4.65%, due 2/23/2046	1,043,361
1,200,000	Dell Int'l LLC/EMC Corp., 6.02%, due 6/15/2026	1,197,795
		2,241,156
Cosmetics - Personal Care 0.6%
	GSK Consumer Healthcare Capital U.S. LLC
1,575,000	3.38%, due 3/24/2029	1,373,573
1,780,000	3.63%, due 3/24/2032	1,499,613
		2,873,186
Diversified Financial Services 1.2%
	AerCap Ireland Capital Designated Activity Co./AerCap Global Aviation Trust
1,700,000	4.45%, due 10/1/2025	1,598,607
1,500,000	1.75%, due 1/30/2026	1,277,305
1,290,000	3.30%, due 1/30/2032	968,211
	Air Lease Corp.
1,210,000	2.30%, due 2/1/2025	1,106,059
1,000,000	3.13%, due 12/1/2030	775,496
		5,725,678
Electric 2.5%
1,795,000	American Electric Power Co., Inc., 5.95%, due 11/1/2032	1,782,740(l)
1,935,000	Dominion Energy, Inc., 4.35%, due 8/15/2032	1,744,072
1,515,000	Duke Energy Corp., 5.00%, due 8/15/2052	1,252,874
995,000	Exelon Corp., 4.70%, due 4/15/2050	800,103
680,000	Interstate Power & Light Co., 2.30%, due 6/1/2030	541,822
870,000	NextEra Energy Capital Holdings, Inc., 1.90%, due 6/15/2028	718,305
1,005,000	Pacific Gas and Electric Co., 2.50%, due 2/1/2031	750,945
2,445,000	WEC Energy Group, Inc., 5.15%, due 10/1/2027	2,406,297
1,275,000	Wisconsin Electric Power Co., 4.75%, due 9/30/2032	1,212,515
		11,209,673
Entertainment 0.5%
2,230,000	Magallanes, Inc., 5.05%, due 3/15/2042	1,631,457(c)
1,290,000	Warnermedia Holdings, Inc., 5.14%, due 3/15/2052	900,702(c)
		2,532,159
Food 0.5%
1,415,000	Grupo Bimbo SAB de CV, 4.70%, due 11/10/2047	1,129,396(c)
1,198,000	Sysco Corp., 6.60%, due 4/1/2050	1,226,265(g)
		2,355,661
Gas 0.2%
1,705,000	Southern Co. Gas Capital Corp., 3.15%, due 9/30/2051	1,029,050
Healthcare - Services 0.8%
	HCA, Inc.
1,000,000	4.50%, due 2/15/2027	936,220
940,000	5.25%, due 6/15/2049	761,278
885,000	Roche Holdings, Inc., 2.61%, due 12/13/2051	551,744(c)
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^  (cont’d)
Principal Amount		Value

Healthcare - Services – cont'd
$1,295,000	UnitedHealth Group, Inc., 6.05%, due 2/15/2063	$ 1,331,163
		3,580,405
Insurance 0.2%
1,015,000	AXA Equitable Holdings, Inc., 5.00%, due 4/20/2048	814,000
Internet 0.2%
1,105,000	Meta Platforms, Inc., 4.45%, due 8/15/2052	820,060(c)
Media 0.1%
845,000	Comcast Corp., 2.94%, due 11/1/2056	488,645
Mining 0.2%
1,325,000	South32 Treasury Ltd., 4.35%, due 4/14/2032	1,107,106(c)
Multi-National 0.8%
1,395,000	Asian Development Bank, 3.13%, due 4/27/2032	1,272,607
	Int'l Bank for Reconstruction & Development
770,000	3.13%, due 6/15/2027	730,368
895,000	3.63%, due 9/21/2029	858,896
845,000	Int'l Finance Corp., 3.63%, due 9/15/2025	823,541
		3,685,412
Office - Business Equipment 0.7%
	CDW LLC/CDW Finance Corp.
568,000	2.67%, due 12/1/2026	488,496
2,780,000	3.28%, due 12/1/2028	2,257,925
465,000	3.57%, due 12/1/2031	365,231
		3,111,652
Oil & Gas 2.3%
350,000	Canadian Natural Resources Ltd., 4.95%, due 6/1/2047	293,312
650,000	ConocoPhillips Co., 3.80%, due 3/15/2052	484,185
	Diamondback Energy, Inc.
1,800,000	3.13%, due 3/24/2031	1,470,913
1,755,000	6.25%, due 3/15/2033	1,761,826
645,000	Hess Corp., 5.60%, due 2/15/2041	581,258
1,705,000	Marathon Petroleum Corp., 4.70%, due 5/1/2025	1,668,607
470,000	Occidental Petroleum Corp., 4.30%, due 8/15/2039	386,794
3,265,000	Phillips 66, 1.30%, due 2/15/2026	2,850,863
1,367,000	Pioneer Natural Resources Co., 2.15%, due 1/15/2031	1,057,679
		10,555,437
Pharmaceuticals 1.5%
	AbbVie, Inc.
510,000	4.05%, due 11/21/2039	410,783
1,110,000	4.70%, due 5/14/2045	922,224
	Bristol-Myers Squibb Co.
1,435,000	2.95%, due 3/15/2032	1,213,960
525,000	3.55%, due 3/15/2042	400,747
750,000	Cigna Corp., 3.20%, due 3/15/2040	533,437
	CVS Health Corp.
565,000	4.13%, due 4/1/2040	442,172
1,435,000	5.05%, due 3/25/2048	1,218,951
885,000	Merck & Co., Inc., 2.75%, due 12/10/2051	562,237
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^  (cont’d)
Principal Amount		Value

Pharmaceuticals – cont'd
	Upjohn, Inc.
$1,025,000	2.70%, due 6/22/2030	$ 766,652
615,000	4.00%, due 6/22/2050	356,521
		6,827,684
Pipelines 0.5%
1,820,000	Kinder Morgan, Inc., 5.55%, due 6/1/2045	1,573,077
1,170,000	MPLX L.P., 4.70%, due 4/15/2048	872,570
		2,445,647
Retail 0.7%
	Home Depot, Inc.
915,000	4.50%, due 9/15/2032	867,145
810,000	3.30%, due 4/15/2040	606,360
990,000	4.95%, due 9/15/2052	889,950
935,000	Starbucks Corp., 2.55%, due 11/15/2030	763,442
		3,126,897
Semiconductors 1.1%
970,000	Broadcom, Inc., 4.93%, due 5/15/2037	799,775(c)
3,490,000	Marvell Technology, Inc., 2.95%, due 4/15/2031	2,708,271
1,660,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 5.00%, due 1/15/2033	1,488,927
		4,996,973
Software 0.4%
	Oracle Corp.
1,505,000	2.88%, due 3/25/2031	1,186,113
885,000	4.00%, due 7/15/2046	591,296
		1,777,409
Telecommunications 2.0%
	AT&T, Inc.
1,415,000	3.65%, due 6/1/2051	941,207
715,000	3.50%, due 9/15/2053	458,908
1,686,000	3.65%, due 9/15/2059	1,063,521
	T-Mobile USA, Inc.
1,500,000	3.38%, due 4/15/2029	1,298,775
555,000	4.38%, due 4/15/2040	451,953
1,420,000	4.50%, due 4/15/2050	1,125,056
	Verizon Communications, Inc.
3,680,000	2.36%, due 3/15/2032	2,787,695
1,160,000	2.99%, due 10/30/2056	667,455
485,000	3.70%, due 3/22/2061	317,232
		9,111,802
Total Corporate Bonds (Cost $153,044,486)		130,486,070
Foreign Government Securities 0.8%
1,200,000	Japan International Cooperation Agency, 3.25%, due 5/25/2027	1,120,935
2,000,000	Mexico Government International Bond, 2.66%, due 5/24/2031	1,548,282
1,275,000	Province of Ontario Canada, 2.13%, due 1/21/2032	1,035,389
Total Foreign Government Securities (Cost $4,489,951)		3,704,606
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^  (cont’d)
Number of Shares		Value

Short-Term Investments 2.6%
Investment Companies 2.6%
12,025,025	State Street Institutional U.S. Government Money Market Fund Premier Class, 3.00%(m) (Cost $12,025,025)	$12,025,025
Total Investments 107.2% (Cost $558,422,205)		489,544,210
Liabilities Less Other Assets (7.2)%		(33,020,228)(n)
Net Assets 100.0%		$456,523,982

(a)	Rate shown was the discount rate at the date of purchase.
(b)	Principal only security. This security entitles the holder to receive principal payments from an underlying pool of assets or on the security itself.
(c)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2022, these securities amounted to $76,286,869, which represents 16.7% of net assets of the Fund.

(d)
Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of
October 31, 2022.

(e)	Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2022 and changes periodically.
(f)
Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only”
holding.

(g)
Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of
October 31, 2022.

(h)	All or a portion of this security was purchased on a delayed delivery basis.
(i)
TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities
(excluding forward sales contracts, if any) at October 31, 2022 amounted to $23,949,802, which represents
5.2% of net assets of the Fund.

(j)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(k)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.
(l)	When-issued security. Total value of all such securities at October 31, 2022 amounted to $1,782,740, which represents 0.4% of net assets of the Fund.
(m)	Represents 7-day effective yield as of October 31, 2022.
(n)	Includes the impact of the Fund’s open positions in derivatives at October 31, 2022.
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^  (cont’d)
Derivative Instruments
Futures contracts ("futures")
At October 31, 2022, open positions in futures for the Fund were as follows:
Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2022	27	U.S. Treasury Long Bond	$3,253,500	$(443,602)
12/2022	292	U.S. Treasury Note, 2 Year	59,679,781	(54,357)
Total Long Positions			$62,933,281	$(497,959)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2022	37	U.S. Treasury Note, 5 Year	$(3,943,969)	$(10,635)
12/2022	135	U.S. Treasury Note, Ultra 10 Year	(15,657,891)	214,548
12/2022	1	U.S. Treasury Ultra Bond	(127,656)	978
Total Short Positions			$(19,729,516)	$204,891
Total Futures				$(293,068)
At October 31, 2022, the Fund had $814,271 deposited in a segregated account to cover margin requirements on open futures.
For the year ended October 31, 2022, the average notional value for the months where the Fund had futures outstanding was $40,911,166 for long positions and $(39,255,131) for short positions.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$112,558,406	$—	$112,558,406
U.S. Government Agency Securities	—	3,367,013	—	3,367,013
Mortgage-Backed Securities#	—	183,979,336	—	183,979,336
Asset-Backed Securities	—	43,423,754	—	43,423,754
Corporate Bonds#	—	130,486,070	—	130,486,070
Foreign Government Securities	—	3,704,606	—	3,704,606
Short-Term Investments	—	12,025,025	—	12,025,025
Total Investments	$—	$489,544,210	$—	$489,544,210

#	The Schedule of Investments provides information on the industry or sector categorization.
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of October 31, 2022:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures@
Assets	$215,526	$—	$—	$215,526
Liabilities	(508,594)	—	—	(508,594)
Total	$(293,068)	$—	$—	$(293,068)

@	Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^
October 31, 2022

Principal Amount(a)		Value
Corporate Bonds 30.7%
Argentina 0.3%
$150,000	Rio Energy SA/UGEN SA/UENSA SA, 6.88%, due 2/1/2025	$ 95,250 (b)
150,000	Transportadora de Gas del Sur SA, 6.75%, due 5/2/2025	130,712(b)
225,000	YPF SA, 7.00%, due 12/15/2047	117,497(b)
343,459
Azerbaijan 0.7%
Southern Gas Corridor CJSC
500,000	6.88%, due 3/24/2026	491,649(b)
200,000	6.88%, due 3/24/2026	196,660(b)
688,309
Bahrain 0.2%
219,000	Oil & Gas Holding Co., 7.63%, due 11/7/2024	216,854(c)
Brazil 2.9%
200,000	Aegea Finance S.a.r.l., 6.75%, due 5/20/2029	184,100(c)
200,000	Azul Investments LLP, 7.25%, due 6/15/2026	126,451(b)
300,000	Banco do Brasil SA, 6.25%, due 4/15/2024	263,643(b)(d)(e)
200,000	Braskem Netherlands Finance BV, 8.50%, due 1/23/2081	190,000(c)(d)
347,000	CSN Resources SA, 4.63%, due 6/10/2031	231,780(c)
260,000	FS Luxembourg S.a.r.l., 10.00%, due 12/15/2025	265,200(c)
187,000	Gol Finance SA, 7.00%, due 1/31/2025	80,410(b)
201,000	Klabin Austria GmbH, 3.20%, due 1/12/2031	151,650(c)
200,000	Light Servicos de Eletricidade SA/Light Energia SA, 4.38%, due 6/18/2026	162,200(b)
250,000	MARB BondCo PLC, 3.95%, due 1/29/2031	185,172(b)
278,226	MV24 Capital BV, 6.75%, due 6/1/2034	229,863(c)
200,000	Nexa Resources SA, 6.50%, due 1/18/2028	184,536(b)
190,000	Petrobras Global Finance BV, 5.50%, due 6/10/2051	134,345
164,000	Rede D'or Finance S.a.r.l., 4.50%, due 1/22/2030	135,300(b)
200,000	Simpar Europe SA, 5.20%, due 1/26/2031	144,416(c)
213,000	Suzano Austria GmbH, 5.00%, due 1/15/2030	188,281
200,000	Unigel Luxembourg SA, 8.75%, due 10/1/2026	193,257(c)
3,050,604
Burkina Faso 0.1%
200,000	Endeavour Mining PLC, 5.00%, due 10/14/2026	155,500(c)
Chile 1.4%
200,000	AES Gener SA, 6.35%, due 10/7/2079	163,844(c)(d)
150,000	Agrosuper SA, 4.60%, due 1/20/2032	121,935(c)
199,271	Alfa Desarrollo SpA, 4.55%, due 9/27/2051	127,492(c)
200,000	Banco de Credito e Inversiones SA, 2.88%, due 10/14/2031	154,040(b)
200,000	Cencosud SA, 4.38%, due 7/17/2027	181,000(b)
217,000	Cia Cervecerias Unidas SA, 3.35%, due 1/19/2032	174,142(c)
Codelco, Inc.
238,000	3.00%, due 9/30/2029	198,598(c)
200,000	3.70%, due 1/30/2050	127,630(c)
200,000	Empresa Nacional del Petroleo, 3.45%, due 9/16/2031	155,452(c)
200,000	VTR Finance NV, 6.38%, due 7/15/2028	104,873(c)
1,509,006
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Principal Amount(a)			Value
China 2.0%
	$200,000	Alibaba Group Holding Ltd., 4.00%, due 12/6/2037	$ 136,438
	200,000	Central Plaza Development Ltd., 5.75%, due 11/14/2024	118,000(b)(d)(e)
	200,000	China Hongqiao Group Ltd., 6.25%, due 6/8/2024	169,952(b)
	356,000	China Minmetals Corp., 3.75%, due 11/13/2022	355,315(b)(d)(e)
	200,000	China Overseas Finance Cayman VI Ltd., 5.95%, due 5/8/2024	198,593(b)
	200,000	CIFI Holdings Group Co. Ltd., 5.95%, due 10/20/2025	13,381(b)
	200,000	Country Garden Holdings Co. Ltd., 4.80%, due 8/6/2030	14,404(b)
	201,000	Dianjian Int'l Finance Ltd., 4.60%, due 3/13/2023	200,296(b)(d)(e)
	200,000	Huarong Finance II Co. Ltd., 5.50%, due 1/16/2025	169,000(b)
	200,000	Lenovo Group Ltd., 3.42%, due 11/2/2030	137,142(b)
	200,000	Meituan, 3.05%, due 10/28/2030	116,827(b)
	201,000	Powerchina Roadbridge Group British Virgin Islands Ltd., 3.08%, due 4/1/2026	179,895(b)(d)(e)
	200,000	Prosus NV, 3.83%, due 2/8/2051	105,576(b)
	232,000	SF Holding Investment 2021 Ltd., 3.13%, due 11/17/2031	179,798(b)
	200,000	Sunac China Holdings Ltd., 6.50%, due 1/26/2026	11,030(b)(f)
2,105,647
Colombia 1.7%
	200,000	Bancolombia SA, 4.63%, due 12/18/2029	162,500(d)
	200,000	Canacol Energy Ltd., 5.75%, due 11/24/2028	150,374(c)
	400,000	Ecopetrol SA, 5.88%, due 5/28/2045	243,528
Empresas Publicas de Medellin ESP
COP	807,000,000	7.63%, due 9/10/2024	142,159(c)
COP	1,600,000,000	8.38%, due 11/8/2027	230,230(c)
COP	437,000,000	Financiera de Desarrollo Territorial SA Findeter, 7.88%, due 8/12/2024	78,574(c)
	$200,000	Geopark Ltd., 5.50%, due 1/17/2027	163,042(b)
	270,000	Millicom Int'l Cellular SA, 6.25%, due 3/25/2029	236,250(b)
	221,000	SierraCol Energy Andina LLC, 6.00%, due 6/15/2028	147,960(c)
	200,000	Suramericana SA, 5.50%, due 4/29/2026	182,877(b)
1,737,494
Ghana 0.3%
	200,000	Kosmos Energy Ltd., 7.13%, due 4/4/2026	167,027(c)
	189,000	Tullow Oil PLC, 10.25%, due 5/15/2026	160,843(c)
327,870
Guatemala 0.5%
	200,000	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, 5.25%, due 4/27/2029	175,926(c)
	200,000	CT Trust, 5.13%, due 2/3/2032	159,766(c)
	200,000	Investment Energy Resources Ltd., 6.25%, due 4/26/2029	168,282(c)
503,974
Hong Kong 0.4%
	200,000	AIA Group Ltd., 3.20%, due 9/16/2040	129,144(b)
	200,000	Celestial Miles Ltd., 5.75%, due 1/31/2024	176,100(b)(d)(e)
	200,000	NWD MTN Ltd., 4.13%, due 7/18/2029	148,955(b)
454,199
India 1.7%
	200,000	Adani Electricity Mumbai Ltd., 3.95%, due 2/12/2030	132,432(c)
	191,000	Greenko Dutch BV, 3.85%, due 3/29/2026	148,980(c)
	278,000	HDFC Bank Ltd., 3.70%, due 8/25/2026	221,844(b)(d)(e)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Principal Amount(a)			Value
India – cont'd
	$200,000	JSW Steel Ltd., 5.05%, due 4/5/2032	$ 125,885 (b)
	200,000	Network i2i Ltd., 5.65%, due 1/15/2025	176,000(b)(d)(e)
	200,000	Oil India Ltd., 5.13%, due 2/4/2029	182,118(b)
	200,000	Periama Holdings LLC, 5.95%, due 4/19/2026	161,950(b)
	260,000	REC Ltd., 2.25%, due 9/1/2026	221,768(b)
	313,000	Reliance Industries Ltd., 2.88%, due 1/12/2032	235,914(c)
	200,000	Vedanta Resources Ltd., 7.13%, due 5/31/2023	186,451(b)
1,793,342
Indonesia 1.1%
	200,000	Bank Negara Indonesia Persero Tbk PT, 3.75%, due 3/30/2026	165,068(b)
	200,000	Indofood CBP Sukses Makmur Tbk PT, 3.54%, due 4/27/2032	145,660(b)
	400,000	Medco Oak Tree Pte Ltd., 7.38%, due 5/14/2026	355,235(b)
Perusahaan Listrik Negara PT
EUR	200,000	1.88%, due 11/5/2031	138,717(c)
	$200,000	5.25%, due 5/15/2047	142,250(b)
	200,000	6.15%, due 5/21/2048	157,500(c)
1,104,430
Israel 1.0%
	125,949	Energean Israel Finance Ltd., 4.88%, due 3/30/2026	112,982(b)
	339,684	Leviathan Bond Ltd., 6.50%, due 6/30/2027	316,584(b)
	200,000	Mizrahi Tefahot Bank Ltd., 3.08%, due 4/7/2031	168,250(b)(d)
Teva Pharmaceutical Finance Netherlands III BV
	350,000	3.15%, due 10/1/2026	295,750
	200,000	4.10%, due 10/1/2046	121,023
1,014,589
Kazakhstan 0.8%
KazMunayGas National Co. JSC
	450,000	5.38%, due 4/24/2030	369,365(b)
	200,000	3.50%, due 4/14/2033	133,734(b)
	360,000	5.75%, due 4/19/2047	247,608(b)
	200,000	Tengizchevroil Finance Co. Int'l Ltd., 3.25%, due 8/15/2030	136,300(c)
887,007
Korea 0.5%
	200,000	Kookmin Bank, 2.50%, due 11/4/2030	151,260(b)
	200,000	Shinhan Bank Co. Ltd., 4.38%, due 4/13/2032	170,282(c)
	200,000	Shinhan Financial Group Co. Ltd., 5.88%, due 8/13/2023	194,250(b)(d)(e)
515,792
Kuwait 0.7%
	200,000	Equate Petrochemical BV, 2.63%, due 4/28/2028	164,623(b)
MEGlobal Canada ULC
	200,000	5.00%, due 5/18/2025	193,250(c)
	200,000	5.88%, due 5/18/2030	192,656(b)
	200,000	NBK Tier 1 Financing 2 Ltd., 4.50%, due 8/27/2025	176,300(c)(d)(e)
726,829
Luxembourg 0.1%
	200,000	Altice Financing SA, 5.00%, due 1/15/2028	158,132(b)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Principal Amount(a)			Value
Macau 0.5%
	$400,000	Sands China Ltd., 5.90%, due 8/8/2028	$ 317,636
	300,000	Studio City Finance Ltd., 6.50%, due 1/15/2028	125,680(b)
	200,000	Wynn Macau Ltd., 5.63%, due 8/26/2028	122,000(b)
565,316
Malaysia 0.2%
	200,000	TNB Global Ventures Capital Bhd, 4.85%, due 11/1/2028	188,514(b)
Mexico 2.9%
	200,000	Alfa SAB de CV, 6.88%, due 3/25/2044	174,492(b)
	200,000	Alpek SAB de CV, 3.25%, due 2/25/2031	152,417(b)
	322,000	Alsea SAB de CV, 7.75%, due 12/14/2026	306,061(c)
Banco Mercantil del Norte SA
	200,000	6.75%, due 9/27/2024	183,500(b)(d)(e)
	200,000	6.63%, due 1/24/2032	150,000(c)(d)(e)
	200,000	Braskem Idesa SAPI, 6.99%, due 2/20/2032	133,776(c)
	200,000	Cemex SAB de CV, 3.88%, due 7/11/2031	152,233(b)
Comision Federal de Electricidad
MXN	6,480,000	Ser. 14-2, 7.35%, due 11/25/2025	290,581
	$200,000	4.69%, due 5/15/2029	168,750(c)
	200,000	3.35%, due 2/9/2031	147,756(c)
	200,000	Mexichem SAB de CV, 5.88%, due 9/17/2044	153,958(b)
Petroleos Mexicanos
	41,000	6.88%, due 8/4/2026	37,935
	510,000	5.95%, due 1/28/2031	367,547
	844,000	7.69%, due 1/23/2050	549,841
	69,000	6.95%, due 1/28/2060	41,409
3,010,256
Mongolia 0.2%
	200,000	Development Bank of Mongolia LLC, 7.25%, due 10/23/2023	175,800(b)
Nigeria 0.3%
	200,000	IHS Netherlands Holdco BV, 8.00%, due 9/18/2027	154,275(b)
	200,000	SEPLAT Petroleum Development Co. PLC, 7.75%, due 4/1/2026	155,620(c)
309,895
Oman 0.4%
	200,000	Bank Muscat SAOG, 4.75%, due 3/17/2026	188,896(b)
	242,000	Oztel Holdings SPC Ltd., 6.63%, due 4/24/2028	237,059(c)
425,955
Panama 0.3%
	200,000	C&W Senior Financing Designated Activity Co., 6.88%, due 9/15/2027	173,436(c)
	200,000	Empresa de Transmision Electrica SA, 5.13%, due 5/2/2049	146,408(b)
319,844
Paraguay 0.2%
	200,000	Telefonica Celular del Paraguay SA, 5.88%, due 4/15/2027	179,568(c)
Peru 1.5%
	125,000	Banco de Credito del Peru SA, 3.13%, due 7/1/2030	110,022(b)(d)
	200,000	Cia de Minas Buenaventura SAA, 5.50%, due 7/23/2026	165,697(c)
PEN	843,000	Fondo MIVIVIENDA SA, 7.00%, due 2/14/2024	207,636(c)
	$205,000	Inkia Energy Ltd., 5.88%, due 11/9/2027	182,642(c)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Principal Amount(a)		Value
Peru – cont'd
$225,000	Kallpa Generacion SA, 4.13%, due 8/16/2027	$ 197,421 (b)
200,000	Minsur SA, 4.50%, due 10/28/2031	161,176(b)
Petroleos del Peru SA
247,000	5.63%, due 6/19/2047	158,433(c)
200,000	5.63%, due 6/19/2047	128,286(b)
300,000	Southern Copper Corp., 6.75%, due 4/16/2040	306,000
1,617,313
Philippines 0.2%
240,000	Globe Telecom, Inc., 4.20%, due 8/2/2026	202,925(b)(d)(e)
Qatar 1.4%
CBQ Finance Ltd.
200,000	2.00%, due 9/15/2025	178,985(b)
200,000	2.00%, due 5/12/2026	174,985(b)
200,000	Commercial Bank PSQC, 4.50%, due 3/3/2026	177,856(b)(d)(e)
92,008	Nakilat, Inc., 6.07%, due 12/31/2033	90,628(b)
200,000	Ooredoo Int'l Finance Ltd., 2.63%, due 4/8/2031	164,550(c)
Qatar Energy
200,000	3.13%, due 7/12/2041	141,760(c)
200,000	3.30%, due 7/12/2051	135,750(c)
200,000	QIB Sukuk Ltd., 3.98%, due 3/26/2024	195,673(b)
250,000	QNB Finance Ltd., 2.63%, due 5/12/2025	231,836(b)
1,492,023
Russia 0.1%
200,000	Gazprom PJSC Via Gaz Finance PLC, 3.25%, due 2/25/2030	105,000(b)(f)
300,000	Vnesheconombank Via VEB Finance PLC, 6.80%, due 11/22/2025	14,365(b)
119,365
Saudi Arabia 0.9%
Saudi Arabian Oil Co.
400,000	4.25%, due 4/16/2039	328,200(b)
200,000	4.38%, due 4/16/2049	155,500(b)
200,000	Saudi Electricity Global Sukuk Co. 4, 4.72%, due 9/27/2028	195,044(b)
300,000	SNB Funding Ltd., 2.75%, due 10/2/2024	283,102(b)
961,846
Singapore 0.7%
400,000	BOC Aviation Ltd., 3.00%, due 9/11/2029	318,600(b)
200,000	DBS Group Holdings Ltd., 4.52%, due 12/11/2028	197,024(c)(d)
240,000	United Overseas Bank Ltd., 2.00%, due 10/14/2031	203,304(c)(d)
718,928
South Africa 0.5%
200,000	FirstRand Bank Ltd., 6.25%, due 4/23/2028	194,500(b)(d)
Sasol Financing USA LLC
200,000	5.88%, due 3/27/2024	195,300
200,000	6.50%, due 9/27/2028	176,584
566,384
Supranational 0.5%
200,000	African Export-Import Bank, 3.99%, due 9/21/2029	160,389(b)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Principal Amount(a)			Value
Supranational – cont'd
Banque Ouest Africaine de Developpement
	$205,000	5.00%, due 7/27/2027	$ 180,400 (c)
	200,000	4.70%, due 10/22/2031	150,832(c)
491,621
Taiwan 0.2%
	209,000	TSMC Arizona Corp., 4.25%, due 4/22/2032	187,486
Thailand 0.8%
Bangkok Bank PCL
	200,000	4.30%, due 6/15/2027	188,083(c)
	200,000	3.73%, due 9/25/2034	148,476(b)(d)
	200,000	GC Treasury Center Co. Ltd., 4.40%, due 3/30/2032	160,620(c)
	200,000	Krung Thai Bank PCL, 4.40%, due 3/25/2026	158,840(b)(d)(e)
	300,000	Thaioil Treasury Center Co. Ltd., 3.75%, due 6/18/2050	154,043(b)
810,062
Turkey 0.3%
	200,000	Akbank TAS, 5.13%, due 3/31/2025	179,267(c)
	200,000	Turk Telekomunikasyon AS, 6.88%, due 2/28/2025	173,959(b)
353,226
Ukraine 0.0%(g)
EUR	260,000	NAK Naftogaz Ukraine via Kondor Finance PLC, 7.13%, due 7/19/2024	39,569(b)
United Arab Emirates 1.7%
	$400,000	Abu Dhabi Crude Oil Pipeline LLC, 4.60%, due 11/2/2047	342,886(b)
	200,000	Abu Dhabi National Energy Co. PJSC, 2.00%, due 4/29/2028	168,270(c)
	200,000	DIB Sukuk Ltd., 2.95%, due 1/16/2026	184,427(b)
	200,000	DP World PLC, 6.85%, due 7/2/2037	192,059(b)
	200,000	Emirates NBD PJSC, 6.13%, due 3/20/2025	189,700(b)(d)(e)
Galaxy Pipeline Assets Bidco Ltd.
	200,000	2.63%, due 3/31/2036	151,895(c)
	193,306	2.94%, due 9/30/2040	144,875(c)
	200,000	Mashreqbank PSC, 4.25%, due 2/26/2024	195,437(b)
	200,000	Shelf Drill Hold Ltd. Co., 8.25%, due 2/15/2025	168,500(b)
1,738,049
Venezuela 0.1%
Petroleos de Venezuela SA
	1,347,609	6.00%, due 5/16/2024	30,321(b)(f)
	1,631,452	6.00%, due 11/15/2026	30,998(b)(f)
	650,000	5.38%, due 4/12/2027	13,000(b)(f)
	784,800	5.38%, due 4/12/2027	15,696(b)(f)
90,015
Zambia 0.4%
	400,000	First Quantum Minerals Ltd., 6.88%, due 10/15/2027	371,931(c)

Total Corporate Bonds (Cost $42,489,731)			32,228,928
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Principal Amount(a)			Value

Foreign Government Securities 62.8%
Angola 0.6%
		Angolan Government International Bond
	$200,000	8.00%, due 11/26/2029	$ 162,561 (b)
	200,000	8.75%, due 4/14/2032	161,129(b)
	458,000	9.38%, due 5/8/2048	347,716(b)
			671,406
Argentina 0.7%
		Argentine Republic Government International Bond
	550,000	1.00%, due 7/9/2029	112,773
	843,342	0.50%, due 7/9/2030	177,756(h)
	1,861,000	1.50%, due 7/9/2035	369,356(h)
	207,609	3.50%, due 7/9/2041	49,454(h)
EUR	139,590	Provincia de Buenos Aires/Government Bonds, 4.00%, due 9/1/2037	41,385(c)(h)
			750,724
Armenia 0.1%
	$200,000	Armenia International Bond, 3.60%, due 2/2/2031	136,396(b)
Azerbaijan 0.8%
	400,000	Republic of Azerbaijan International Bond, 5.13%, due 9/1/2029	363,411(b)
		State Oil Co. of the Azerbaijan Republic
	310,000	6.95%, due 3/18/2030	299,041(b)
	200,000	6.95%, due 3/18/2030	192,930(b)
			855,382
Bahamas 0.1%
	200,000	Bahamas Government International Bond, 6.00%, due 11/21/2028	126,273(b)
Benin 0.1%
EUR	100,000	Benin Government International Bond, 4.95%, due 1/22/2035	60,946(b)
Bermuda 0.3%
	$290,000	Bermuda Government International Bond, 4.75%, due 2/15/2029	275,812(b)
Brazil 3.0%
	360,000	Brazil Minas SPE via State of Minas Gerais, 5.33%, due 2/15/2028	344,970(b)
		Brazil Notas do Tesouro Nacional
BRL	9,921,000	Ser. F, 10.00%, due 1/1/2025	1,858,392
BRL	2,000,000	Ser. F, 10.00%, due 1/1/2027	366,893
BRL	1,000,000	Ser. F, 10.00%, due 1/1/2029	185,581
	$470,000	Brazilian Government International Bond, 5.00%, due 1/27/2045	337,369
			3,093,205
Cameroon, Republic of 0.1%
EUR	181,000	Republic of Cameroon International Bond, 5.95%, due 7/7/2032	117,133(b)
Chile 1.0%
CLP	207,602,100	Bonos de la Tesoreria de la Republica, 1.90%, due 9/1/2030	210,149(i)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Principal Amount(a)			Value
Chile – cont'd
		Bonos de la Tesoreria de la Republica en pesos
CLP	275,000,000	4.50%, due 3/1/2026	$ 273,195
CLP	215,000,000	2.80%, due 10/1/2033	164,914(b)
CLP	155,000,000	7.00%, due 5/1/2034	170,393(b)
CLP	120,000,000	5.00%, due 3/1/2035	113,440
CLP	30,000,000	5.10%, due 7/15/2050	26,620
	$200,000	Chile Government International Bond, 3.25%, due 9/21/2071	110,158
			1,068,869
China 4.9%
		China Government Bond
CNY	1,600,000	2.36%, due 7/2/2023	220,109
CNY	5,000,000	2.88%, due 11/5/2023	692,927
CNY	3,000,000	3.19%, due 4/11/2024	419,459
CNY	6,200,000	1.99%, due 4/9/2025	845,949
CNY	2,200,000	3.03%, due 3/11/2026	309,191
CNY	1,300,000	2.69%, due 8/12/2026	180,481
CNY	1,200,000	3.12%, due 12/5/2026	169,416
CNY	1,000,000	2.85%, due 6/4/2027	139,466
CNY	500,000	3.01%, due 5/13/2028	70,362
CNY	1,000,000	2.91%, due 10/14/2028	139,808
CNY	2,700,000	2.80%, due 3/24/2029	374,072
CNY	900,000	2.75%, due 6/15/2029	124,177
CNY	2,000,000	3.13%, due 11/21/2029	283,417
CNY	1,500,000	2.68%, due 5/21/2030	205,722
CNY	700,000	3.27%, due 11/19/2030	100,365
CNY	2,000,000	3.02%, due 5/27/2031	281,198
CNY	900,000	2.89%, due 11/18/2031	125,216
CNY	400,000	2.75%, due 2/17/2032	55,043
CNY	250,000	3.39%, due 3/16/2050	35,768
CNY	2,600,000	3.81%, due 9/14/2050	400,106
			5,172,252
Colombia 3.4%
		Colombia Government International Bond
COP	423,000,000	4.38%, due 3/21/2023	82,703
	$270,000	3.00%, due 1/30/2030	190,475
	310,000	5.63%, due 2/26/2044	200,749
	670,000	5.20%, due 5/15/2049	406,217
		Colombian TES
COP	1,492,600,000	Ser. B, 6.25%, due 11/26/2025	251,305
COP	3,747,400,000	Ser. B, 5.75%, due 11/3/2027	549,277
COP	2,890,600,000	Ser. B, 6.00%, due 4/28/2028	416,762
COP	1,271,404,008	Ser. UVR, 2.25%, due 4/18/2029	206,879(i)
COP	4,020,600,000	Ser. B, 7.00%, due 3/26/2031	544,213
COP	518,200,000	Ser. G, 7.00%, due 3/26/2031	70,142
COP	1,063,200,000	Ser. B, 7.00%, due 6/30/2032	138,498
COP	672,589,008	Ser. UVR, 3.00%, due 3/25/2033	103,166(i)
COP	1,818,400,000	Ser. B, 7.25%, due 10/18/2034	229,103
COP	1,139,100,000	Ser. B, 9.25%, due 5/28/2042	158,964
			3,548,453
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Principal Amount(a)			Value
Cote D'Ivoire 0.6%
		Ivory Coast Government International Bond
EUR	260,000	4.88%, due 1/30/2032	$ 179,981 (b)
EUR	407,000	6.88%, due 10/17/2040	267,265(b)
EUR	340,000	6.63%, due 3/22/2048	211,493(b)
			658,739
Czech Republic 1.3%
		Czech Republic Government Bond
CZK	18,790,000	2.75%, due 7/23/2029	620,457
CZK	16,910,000	0.95%, due 5/15/2030	475,449(b)
CZK	5,010,000	1.75%, due 6/23/2032	141,392
CZK	1,010,000	2.00%, due 10/13/2033	28,031
CZK	4,030,000	4.20%, due 12/4/2036	137,655(b)
			1,402,984
Dominican Republic 1.1%
		Dominican Republic International Bond
DOP	8,000,000	9.75%, due 6/5/2026	141,407(b)
	$420,000	6.00%, due 7/19/2028	382,728(b)
	183,000	6.00%, due 2/22/2033	153,225(b)
	150,000	6.40%, due 6/5/2049	107,858(b)
	625,000	5.88%, due 1/30/2060	410,474(b)
			1,195,692
Ecuador 0.6%
		Ecuador Government International Bond
	221,680	5.50%, due 7/31/2030	117,703(c)(h)
	71,437	0.00%, due 7/31/2030	22,205(c)(j)
	453,326	2.50%, due 7/31/2035	165,688(c)(h)
	870,000	2.50%, due 7/31/2035	317,981(b)(h)
	139,040	1.50%, due 7/31/2040	45,907(c)(h)
			669,484
Egypt 1.2%
		Egypt Government International Bond
EUR	891,000	6.38%, due 4/11/2031	528,986(b)
	$400,000	8.50%, due 1/31/2047	236,320(b)
	200,000	8.70%, due 3/1/2049	119,455(b)
	410,000	8.70%, due 3/1/2049	244,883(b)
	200,000	8.88%, due 5/29/2050	119,680(b)
			1,249,324
El Salvador 0.3%
		El Salvador Government International Bond
	152,000	7.12%, due 1/20/2050	51,825(b)
	720,000	9.50%, due 7/15/2052	270,029(b)
			321,854
Ghana 0.6%
		Ghana Government Bond
GHS	670,000	20.75%, due 3/6/2023	44,473
GHS	1,270,000	19.25%, due 12/18/2023	71,281
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Principal Amount(a)			Value
Ghana – cont'd
		Ghana Government International Bond
	$400,000	7.75%, due 4/7/2029	$ 115,416 (b)
	200,000	7.63%, due 5/16/2029	56,000(b)
	200,000	10.75%, due 10/14/2030	130,162(b)
	200,000	10.75%, due 10/14/2030	130,162(b)
	200,000	8.63%, due 4/7/2034	57,524(b)
	200,000	7.88%, due 2/11/2035	56,200(b)
			661,218
Guatemala 0.1%
	200,000	Guatemala Government Bond, 3.70%, due 10/7/2033	151,442(b)
Hungary 0.2%
		Hungary Government International Bond
	200,000	5.50%, due 6/16/2034	172,293(b)
EUR	47,000	1.75%, due 6/5/2035	28,326(b)
			200,619
Indonesia 5.6%
		Indonesia Government International Bond
EUR	360,000	3.75%, due 6/14/2028	330,919(b)
EUR	350,000	1.40%, due 10/30/2031	250,378
EUR	430,000	1.10%, due 3/12/2033	277,877
		Indonesia Treasury Bond
IDR	10,400,000,000	8.38%, due 3/15/2024	679,967
IDR	264,000,000	8.13%, due 5/15/2024	17,234
IDR	5,000,000,000	6.50%, due 6/15/2025	317,085
IDR	2,300,000,000	7.00%, due 5/15/2027	145,951
IDR	3,304,000,000	6.13%, due 5/15/2028	199,581
IDR	12,000,000,000	6.38%, due 8/15/2028	733,123
IDR	5,175,000,000	9.00%, due 3/15/2029	357,609
IDR	1,306,000,000	6.50%, due 2/15/2031	78,220
IDR	3,604,000,000	8.75%, due 5/15/2031	248,396
IDR	1,000,000,000	6.38%, due 4/15/2032	59,178
IDR	3,500,000,000	7.50%, due 8/15/2032	223,004
IDR	1,100,000,000	7.00%, due 2/15/2033	67,296
IDR	6,977,000,000	6.63%, due 5/15/2033	411,884
IDR	344,000,000	8.38%, due 3/15/2034	23,276
IDR	9,100,000,000	7.50%, due 6/15/2035	576,799
IDR	1,783,000,000	8.25%, due 5/15/2036	118,895
IDR	400,000,000	6.38%, due 7/15/2037	22,906
IDR	1,205,000,000	7.50%, due 5/15/2038	76,622
IDR	3,000,000,000	7.50%, due 4/15/2040	189,319
IDR	4,400,000,000	7.13%, due 6/15/2042	267,854
	$200,000	Perusahaan Penerbit SBSN Indonesia III, 4.70%, due 6/6/2032	186,866(b)
			5,860,239
Iraq 0.1%
	171,875	Iraq International Bond, 5.80%, due 1/15/2028	145,878(b)
Ivory Coast 0.1%
EUR	130,000	Ivory Coast Government International Bond, 5.25%, due 3/22/2030	97,996(b)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Principal Amount(a)			Value
Lebanon 0.2%
		Lebanon Government International Bond
	$622,000	6.38%, due 3/9/2020	$ 37,320 (f)
	469,000	6.60%, due 11/27/2026	27,772(b)(f)
	121,000	6.85%, due 5/25/2029	7,260(f)
	601,000	6.65%, due 2/26/2030	35,579(b)(f)
	1,400,000	8.25%, due 5/17/2034	79,688(f)
			187,619
Malaysia 5.7%
	1,000,000	1MDB Global Investments Ltd., 4.40%, due 3/9/2023	979,804(b)
		Malaysia Government Bond
MYR	1,500,000	3.76%, due 4/20/2023	318,747
MYR	2,500,000	3.80%, due 8/17/2023	532,848
MYR	800,000	3.48%, due 6/14/2024	169,300
MYR	700,000	4.18%, due 7/15/2024	149,698
MYR	1,800,000	4.06%, due 9/30/2024	385,400
MYR	700,000	3.91%, due 7/15/2026	147,686
MYR	900,000	3.90%, due 11/30/2026	189,641
MYR	1,350,000	3.50%, due 5/31/2027	277,419
MYR	1,200,000	3.90%, due 11/16/2027	250,250
MYR	1,680,000	3.73%, due 6/15/2028	344,136
MYR	300,000	4.50%, due 4/30/2029	64,203
MYR	2,100,000	2.63%, due 4/15/2031	384,291
MYR	135,000	4.23%, due 6/30/2031	27,962
MYR	700,000	3.58%, due 7/15/2032	138,860
MYR	300,000	4.64%, due 11/7/2033	63,315
MYR	1,345,000	3.83%, due 7/5/2034	262,953
MYR	1,000,000	4.25%, due 5/31/2035	202,812
MYR	600,000	4.76%, due 4/7/2037	128,249
MYR	1,750,000	3.76%, due 5/22/2040	319,516
MYR	900,000	4.70%, due 10/15/2042	187,108
MYR	350,000	4.94%, due 9/30/2043	73,784
MYR	950,000	4.07%, due 6/15/2050	174,026
		Malaysia Government Investment Issue
MYR	400,000	4.07%, due 9/30/2026	84,725
MYR	500,000	4.37%, due 10/31/2028	106,237
			5,962,970
Mexico 7.2%
		Mexican Bonos
MXN	6,506,300	Ser. M20, 7.50%, due 6/3/2027	300,453
MXN	48,100,000	Ser. M20, 8.50%, due 5/31/2029	2,272,063
MXN	3,740,000	Ser. M20, 8.50%, due 5/31/2029	176,664
MXN	42,306,100	Ser. M, 7.75%, due 5/29/2031	1,879,396
MXN	7,970,000	Ser. M30, 8.50%, due 11/18/2038	354,188
MXN	2,880,000	Ser. M, 7.75%, due 11/13/2042	117,137
MXN	3,247,100	Ser. M, 8.00%, due 11/7/2047	134,096
MXN	37,596,891	Mexican Udibonos, 3.50%, due 11/16/2023	1,880,338(i)
	$620,000	Mexico Government International Bond, 5.75%, due 10/12/2110	470,263
			7,584,598
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Principal Amount(a)			Value
Mongolia 0.3%
	$400,000	Mongolia Government International Bond, 3.50%, due 7/7/2027	$272,021(b)
Nigeria 0.2%
	380,000	Nigeria Government International Bond, 9.25%, due 1/21/2049	246,278(b)
Oman 0.5%
		Oman Government International Bond
	415,000	6.75%, due 1/17/2048	347,486(b)
	200,000	7.00%, due 1/25/2051	169,963(b)
			517,449
Panama 0.1%
	200,000	Panama Government International Bond, 2.25%, due 9/29/2032	138,667
Papua New Guinea 0.2%
	200,000	Papua New Guinea Government International Bond, 8.38%, due 10/4/2028	154,431(b)
Paraguay 0.4%
	430,000	Paraguay Government International Bond, 6.10%, due 8/11/2044	371,796(b)
Peru 1.5%
		Peru Government Bond
PEN	920,000	5.94%, due 2/12/2029	207,100
PEN	1,660,000	5.40%, due 8/12/2034	321,504
PEN	207,000	5.35%, due 8/12/2040	36,758
		Peruvian Government International Bond
PEN	329,000	5.20%, due 9/12/2023	81,245(b)
EUR	284,000	1.25%, due 3/11/2033	186,261
	$359,000	3.00%, due 1/15/2034	267,937
PEN	699,000	5.40%, due 8/12/2034	135,380(b)
EUR	174,000	1.95%, due 11/17/2036	109,607
PEN	1,249,000	6.90%, due 8/12/2037	268,948(b)
			1,614,740
Philippines 0.3%
		Philippine Government International Bond
PHP	12,000,000	3.90%, due 11/26/2022	204,996
EUR	126,000	1.75%, due 4/28/2041	71,752
			276,748
Poland 3.4%
		Poland Government Bond
PLN	2,754,000	3.25%, due 7/25/2025	502,714
PLN	8,709,000	2.50%, due 7/25/2026	1,464,955
PLN	2,850,000	0.25%, due 10/25/2026	430,834
PLN	1,134,000	2.50%, due 7/25/2027	183,023
PLN	3,808,000	2.75%, due 10/25/2029	559,941
PLN	3,101,000	Ser. 1030, 1.25%, due 10/25/2030	387,779
			3,529,246
Qatar 0.3%
	$346,000	Qatar Government International Bond, 4.82%, due 3/14/2049	307,044(b)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Principal Amount(a)			Value
Romania 2.9%
		Romania Government Bond
RON	10,000	4.25%, due 6/28/2023	$ 1,957
RON	875,000	4.40%, due 9/25/2023	169,976
RON	1,720,000	4.00%, due 10/25/2023	331,655
RON	1,440,000	3.25%, due 6/24/2026	238,277
RON	4,865,000	2.50%, due 10/25/2027	723,642
RON	1,595,000	5.00%, due 2/12/2029	256,961
RON	975,000	4.85%, due 7/25/2029	153,384
RON	725,000	4.15%, due 10/24/2030	105,246
RON	965,000	3.65%, due 9/24/2031	131,298
RON	750,000	6.70%, due 2/25/2032	128,224
RON	650,000	4.75%, due 10/11/2034	88,507
		Romanian Government International Bond
EUR	104,000	2.00%, due 4/14/2033	62,440(b)
EUR	176,000	3.75%, due 2/7/2034	122,827(b)
EUR	414,000	3.88%, due 10/29/2035	279,756(b)
EUR	62,000	2.88%, due 4/13/2042	32,106(b)
EUR	442,000	3.38%, due 1/28/2050	230,311(b)
			3,056,567
Saudi Arabia 0.2%
	$240,000	Saudi Government International Bond, 3.75%, due 1/21/2055	166,439(b)
Senegal 0.1%
EUR	140,000	Senegal Government International Bond, 4.75%, due 3/13/2028	112,880(b)
Serbia 0.5%
		Serbia International Bond
EUR	191,000	1.50%, due 6/26/2029	131,826(b)
EUR	100,000	1.65%, due 3/3/2033	57,945(b)
EUR	224,000	2.05%, due 9/23/2036	121,531(b)
		Serbia Treasury Bond
RSD	16,660,000	4.50%, due 1/11/2026	129,843
RSD	9,970,000	5.88%, due 2/8/2028	77,697
			518,842
South Africa 5.7%
		Republic of South Africa Government Bond
ZAR	14,780,755	10.50%, due 12/21/2026	838,910
ZAR	3,093,543	7.00%, due 2/28/2031	130,313
ZAR	39,764,911	8.88%, due 2/28/2035	1,762,354
ZAR	46,712,058	8.50%, due 1/31/2037	1,955,130
ZAR	9,960,802	9.00%, due 1/31/2040	426,796
ZAR	9,184,199	8.75%, due 1/31/2044	379,085
		Republic of South Africa Government International Bond
	$273,000	5.65%, due 9/27/2047	181,545
	200,000	5.75%, due 9/30/2049	132,660
	200,000	7.30%, due 4/20/2052	156,500
			5,963,293
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Principal Amount(a)			Value
Sri Lanka 0.3%
		Sri Lanka Government International Bond
	$200,000	6.85%, due 11/3/2025	$ 45,788 (b)(f)
	364,000	6.75%, due 4/18/2028	80,195(b)(f)
	203,000	7.85%, due 3/14/2029	44,928(b)(f)
	550,000	7.55%, due 3/28/2030	121,478(b)(f)
			292,389
Thailand 3.4%
		Thailand Government Bond
THB	12,000,000	3.63%, due 6/16/2023	319,603
THB	5,052,000	2.40%, due 12/17/2023	134,059
THB	8,000,000	0.75%, due 6/17/2024	206,808
THB	13,418,000	1.45%, due 12/17/2024	348,859
THB	10,500,000	2.13%, due 12/17/2026	270,907
THB	8,000,000	1.00%, due 6/17/2027	194,921
THB	8,000,000	4.88%, due 6/22/2029	234,896
THB	7,000,000	3.65%, due 6/20/2031	190,715
THB	23,700,000	2.00%, due 12/17/2031	566,242
THB	2,000,000	3.78%, due 6/25/2032	54,751
THB	5,000,000	1.60%, due 6/17/2035	105,128
THB	6,571,000	1.59%, due 12/17/2035	135,818
THB	8,350,000	3.40%, due 6/17/2036	211,878
THB	15,116,000	3.30%, due 6/17/2038	369,479
THB	10,300,000	2.00%, due 6/17/2042	196,907
THB	1,248,000	2.88%, due 6/17/2046	26,229
			3,567,200
Tunisia 0.1%
EUR	104,000	Banque Centrale de Tunisie International Bond, 6.38%, due 7/15/2026	61,595(b)
Turkey 0.9%
TRY	8,102,277	Turkey Government Bond, 1.50%, due 6/18/2025	719,941(i)
	$240,000	Turkey Government International Bond, 6.50%, due 9/20/2033	180,360
			900,301
Uganda 0.2%
UGX	1,158,500,000	Uganda Government Bond, 14.25%, due 6/22/2034	251,495
Ukraine 0.3%
		Ukraine Government International Bond
	$128,000	7.75%, due 9/1/2027	19,968(b)
	250,000	7.75%, due 9/1/2028	40,000(b)
	470,000	6.88%, due 5/21/2031	71,658(b)
	490,000	0.00%, due 8/1/2041	121,520(b)(k)
	286,000	0.00%, due 8/1/2041	70,928(c)(k)
			324,074
United Arab Emirates 0.2%
	200,000	UAE International Government Bond, 4.95%, due 7/7/2052	181,107(b)
Uruguay 0.1%
UYU	6,115,538	Uruguay Government International Bond, 8.25%, due 5/21/2031	124,627
Uzbekistan 0.3%
	$203,000	Republic of Uzbekistan Bond, 3.70%, due 11/25/2030	146,161(b)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Principal Amount(a)			Value
Uzbekistan – cont'd
	$200,000	Uzbekneftegaz JSC, 4.75%, due 11/16/2028	$ 150,802 (c)
			296,963
Venezuela 0.1%
	916,200	Venezuela Government International Bond, 8.25%, due 10/13/2024	59,553(b)(f)
Zambia 0.3%
ZMW	3,580,000	Zambia Government Bond, 13.00%, due 1/25/2031	116,165
		Zambia Government International Bond
	$210,000	5.38%, due 9/20/2022	71,925(b)(f)
	200,000	8.50%, due 4/14/2024	79,500(b)
	210,000	8.97%, due 7/30/2027	82,425(b)
			350,015
Total Foreign Government Securities (Cost $85,912,377)			65,883,267
Number of Shares

Short-Term Investments 2.1%
Investment Companies 2.1%
	2,178,051	State Street Institutional U.S. Government Money Market Fund Premier Class, 3.01%(l) (Cost $2,178,051)	2,178,051
Total Investments 95.6% (Cost $130,580,159)			100,290,246
Other Assets Less Liabilities 4.4%			4,602,867(m)
Net Assets 100.0%			$104,893,113

(a)	Principal amount is stated in the currency in which the security is denominated.
(b)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2022 amounted to $32,247,459, which represents 30.7% of net assets of the
Fund.

(c)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2022, these securities amounted to $11,727,015, which represents 11.2% of net assets of the Fund.

(d)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(e)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.
(f)	Defaulted security.
(g)	Represents less than 0.05% of net assets of the Fund.
(h)
Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of
October 31, 2022.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
(i)	Index-linked bond whose principal amount adjusts according to a government retail price index.
(j)	Rate shown was the discount rate at the date of purchase.
(k)	Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2022 and changes periodically.
(l)	Represents 7-day effective yield as of October 31, 2022.
(m)	Includes the impact of the Fund’s open positions in derivatives at October 31, 2022.
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)

POSITIONS BY INDUSTRY
Industry	Investments at Value	Percentage of Net Assets
Foreign Government*	$65,240,494	62.2%
Oil & Gas	7,146,943	6.8%
Banks	5,810,089	5.5%
Electric	3,082,210	2.9%
Mining	2,027,471	1.9%
Chemicals	1,906,441	1.8%
Telecommunications	1,703,513	1.6%
Pipelines	1,458,677	1.4%
Engineering & Construction	1,065,881	1.0%
Diversified Financial Services	748,004	0.7%
Energy - Alternate Sources	677,712	0.7%
Food	633,767	0.6%
Lodging	565,316	0.5%
Transportation	554,077	0.5%
Iron - Steel	519,615	0.5%
Real Estate	504,363	0.5%
Multi-National	491,621	0.5%
Pharmaceuticals	416,773	0.4%
Internet	358,841	0.3%
Investment Companies	351,877	0.3%
Beverages	350,068	0.3%
Retail	306,061	0.3%
Media	263,005	0.3%
Airlines	206,861	0.2%
Commercial Services	192,059	0.2%
Forest Products & Paper	188,281	0.2%
Semiconductors	187,486	0.2%
Water	184,100	0.2%
Holding Companies - Diversified	174,492	0.2%
Building Materials	152,233	0.2%
Packaging & Containers	151,650	0.2%
Computers	137,142	0.1%
Healthcare - Services	135,300	0.1%
Insurance	129,144	0.1%
Gas	90,628	0.1%
Short-Term Investments and Other Assets—Net	6,780,918	6.5%
	$104,893,113	100.0%

*	Foreign Governments do not constitute an industry.
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Derivative Instruments
Futures contracts ("futures")
At October 31, 2022, open positions in futures for the Fund were as follows:
Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2022	7	Korea Bond, 3 Year	$501,787	$(4,570)
12/2022	4	U.S. Treasury Long Bond	482,000	(65,719)
12/2022	7	U.S. Treasury Note, 10 Year	774,156	(39,003)
12/2022	30	U.S. Treasury Note, 5 Year	3,197,813	(145,312)
12/2022	3	U.S. Treasury Ultra Bond	382,969	(65,883)
Total Long Positions			$5,338,725	$(320,487)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2022	6	Euro-Bobl	$(718,020)	$18,085
12/2022	15	Euro-Bund	(2,076,600)	97,096
12/2022	4	Euro-Buxl Bond, 30 Year	(576,880)	60,892
12/2022	21	U.S. Treasury Note, 10 Year	(2,322,469)	83,722
Total Short Positions			$(5,693,969)	$259,795
Total Futures				$(60,692)
At October 31, 2022, the Fund had $545,721 deposited in a segregated account to cover margin requirements on open futures.
For the year ended October 31, 2022, the average notional value for the months where the Fund had futures outstanding was $12,501,991 for long positions and $(8,792,097) for short positions.
Forward foreign currency contracts ("forward FX contracts")
At October 31, 2022, open forward FX contracts for the Fund were as follows:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
BRL	1,312,446	USD	249,657	CITI	11/3/2022	$4,423
BRL	38,495,419	USD	7,322,697	GSI	11/3/2022	129,712
BRL	1,516,093	USD	288,061	GSI	11/3/2022	5,442
BRL	297,149	USD	56,420	GSI	11/3/2022	1,106
BRL	305,278	USD	58,071	HSBC	11/3/2022	1,029
BRL	918,499	USD	168,212	JPM	11/3/2022	9,602
BRL	803,452	USD	152,835	JPM	11/3/2022	2,707
BRL	1,348,649	USD	256,543	SCB	11/3/2022	4,545
BRL	38,870,408	USD	7,293,238	GSI	12/2/2022	185,254
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
BRL	1,105,722	USD	208,916	GSI	12/2/2022	$3,820
CLP	513,898,103	USD	535,645	CITI	11/4/2022	8,966
CLP	90,653,514	USD	94,925	CITI	12/12/2022	512
USD	174,059	CLP	156,310,173	SCB	12/12/2022	9,501
USD	467,441	CNH	3,292,554	MS	11/14/2022	18,339
USD	469,392	CNH	3,364,443	SCB	11/14/2022	10,485
USD	17,787	CNH	127,691	BNP	11/25/2022	359
USD	124,535	CNH	887,255	HSBC	11/25/2022	3,437
USD	63,480	CNH	445,373	SCB	11/25/2022	2,693
USD	34,780	CNH	243,897	SCB	11/25/2022	1,491
USD	1,782,052	COP	7,968,979,070	CITI	12/12/2022	179,925
USD	306,530	COP	1,382,574,195	GSI	12/12/2022	28,570
USD	277,096	COP	1,241,505,807	GSI	12/12/2022	27,497
USD	61,970	COP	277,283,303	JPM	12/12/2022	6,223
CZK	28,348,277	EUR	1,135,777	CITI	12/21/2022	13,926
CZK	2,043,058	EUR	82,462	CITI	12/21/2022	401
CZK	14,063,831	EUR	563,331	GSI	12/21/2022	7,046
CZK	4,029,017	EUR	160,966	MS	12/21/2022	2,433
EUR	569,518	HUF	232,841,682	GSI	11/4/2022	1,025
EUR	143,149	RON	706,116	CITI	12/9/2022	248
EUR	1,220	RON	5,998	CITI	12/9/2022	6
EUR	142,275	RON	698,827	GSI	12/9/2022	845
EUR	143,265	RON	706,117	JPM	12/9/2022	363
EUR	143,317	RON	704,825	MS	12/9/2022	674
EUR	3,043,395	USD	2,988,843	JPM	11/3/2022	18,997
EUR	217,767	USD	214,901	JPM	11/3/2022	322
EUR	64,159	USD	62,328	SSB	11/3/2022	1,081
EUR	2,946,166	USD	2,915,064	JPM	12/5/2022	3,581
USD	357,688	EUR	359,742	JPM	12/5/2022	1,306
USD	1,115,154	EUR	1,116,321	CITI	12/7/2022	9,033
USD	60,147	GHS	571,395	JPM	2/9/2023	22,134
HUF	116,420,841	EUR	272,361	JPM	11/4/2022	11,741
HUF	116,420,841	EUR	273,518	JPM	11/4/2022	10,598
HUF	753,328,459	EUR	1,810,813	CITI	11/30/2022	10,761
HUF	60,262,314	EUR	145,599	JPM	11/30/2022	124
HUF	118,365,652	EUR	273,488	GSI	12/21/2022	10,397
IDR	862,610,528	USD	55,070	GSI	12/21/2022	46
USD	127,341	IDR	1,952,139,397	MS	12/21/2022	2,611
ILS	946,044	USD	264,022	HSBC	11/4/2022	3,724
ILS	946,045	USD	263,339	MS	11/4/2022	4,407
USD	538,324	ILS	1,892,089	MS	11/4/2022	2,832
USD	1,230,680	ILS	4,013,776	GSI	11/30/2022	92,989
USD	273,046	KRW	387,366,906	HSBC	11/7/2022	1,519
USD	274,923	KRW	386,172,887	JPM	11/14/2022	4,384
USD	272,761	KRW	387,366,906	GSI	12/2/2022	1,330
MXN	10,854,387	USD	543,453	GSI	11/4/2022	4,290
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
MXN	10,854,386	USD	545,190	GSI	11/4/2022	$2,553
MXN	10,692,381	USD	535,221	MS	11/4/2022	4,347
MXN	2,622,307	USD	128,102	BNP	12/21/2022	3,121
MXN	5,139,299	USD	256,355	CITI	12/21/2022	821
MXN	8,432,547	USD	414,774	GSI	12/21/2022	7,199
MXN	7,408,356	USD	364,137	JPM	12/21/2022	6,585
USD	173,347	PHP	9,761,184	SCB	11/17/2022	5,628
PLN	2,795,974	USD	553,543	GSI	12/7/2022	29,584
RON	2,340,922	EUR	467,611	DB	12/9/2022	6,071
RON	2,235,174	EUR	443,592	GSI	12/9/2022	8,666
SGD	384,962	USD	271,875	GSI	11/28/2022	110
TRY	5,832,129	USD	285,169	GSI	12/21/2022	16,377
TRY	825,574	USD	41,887	MS	12/21/2022	799
USD	559,510	TWD	17,834,366	JPM	11/17/2022	6,863
USD	497,012	ZAR	9,050,726	JPM	12/21/2022	6,149
USD	136,106	ZAR	2,414,974	JPM	12/21/2022	5,130
USD	207,019	ZAR	3,686,040	MS	12/21/2022	7,108
USD	75,495	ZAR	1,365,498	SSB	12/21/2022	1,438
Total unrealized appreciation						$1,009,361
BRL	39,498,741	USD	7,662,368	JPM	11/3/2022	(15,724)
USD	250,008	BRL	1,312,446	CITI	11/3/2022	(4,071)
USD	56,524	BRL	297,149	GSI	11/3/2022	(1,001)
USD	288,395	BRL	1,516,093	GSI	11/3/2022	(5,109)
USD	7,268,086	BRL	38,495,419	GSI	11/3/2022	(184,324)
USD	56,222	BRL	305,278	HSBC	11/3/2022	(2,877)
USD	153,184	BRL	803,452	JPM	11/3/2022	(2,358)
USD	174,719	BRL	918,499	JPM	11/3/2022	(3,095)
USD	7,513,552	BRL	39,498,741	JPM	11/3/2022	(133,093)
USD	259,910	BRL	1,348,649	SCB	11/3/2022	(1,177)
USD	3,081,833	BRL	16,848,059	CITI	12/2/2022	(159,659)
USD	64,954	BRL	343,182	GSI	12/2/2022	(1,073)
USD	153,212	BRL	818,696	HSBC	12/2/2022	(4,301)
USD	163,088	BRL	893,949	HSBC	12/2/2022	(8,904)
CLP	44,484,651	USD	47,228	GSI	12/12/2022	(396)
CLP	517,066,865	USD	551,185	GSI	12/12/2022	(6,836)
USD	539,243	CLP	513,898,103	CITI	11/4/2022	(5,369)
USD	539,005	CLP	514,749,853	CITI	12/12/2022	(2,905)
USD	130,649	CLP	130,447,902	MS	12/12/2022	(6,682)
COP	2,422,708,574	USD	528,572	BCB	12/12/2022	(41,497)
COP	219,702,396	USD	48,670	CITI	12/12/2022	(4,500)
EUR	100,959	CZK	2,525,512	GSI	12/21/2022	(1,465)
EUR	107,179	HUF	44,988,278	BNP	11/30/2022	(1,594)
EUR	283,755	HUF	117,786,745	GSI	11/30/2022	(1,063)
EUR	278,519	HUF	117,228,754	GSI	11/30/2022	(4,912)
EUR	266,291	HUF	112,631,547	GSI	11/30/2022	(6,013)
EUR	272,158	HUF	119,885,222	JPM	11/30/2022	(17,572)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
EUR	119,504	PLN	584,522	CITI	12/21/2022	$(2,827)
EUR	282,579	PLN	1,370,047	GSI	12/21/2022	(4,171)
EUR	238,180	PLN	1,171,123	JPM	12/21/2022	(6,908)
EUR	37,518	PLN	180,202	MS	12/21/2022	(201)
EUR	271,978	PLN	1,335,537	MS	12/21/2022	(7,522)
EUR	357,984	RON	1,770,616	GSI	12/9/2022	(336)
EUR	49,382	RON	247,914	GSI	12/9/2022	(782)
EUR	108,826	RON	545,794	GSI	12/9/2022	(1,613)
EUR	136,104	USD	135,332	JPM	11/3/2022	(818)
EUR	524,883	USD	526,702	JPM	12/5/2022	(6,722)
USD	234,528	EUR	241,523	BCB	11/3/2022	(4,173)
USD	8,601	EUR	8,852	JPM	11/3/2022	(148)
USD	91,573	EUR	93,326	JPM	11/3/2022	(663)
USD	168,063	EUR	171,558	JPM	11/3/2022	(1,491)
USD	2,908,331	EUR	2,946,166	JPM	11/3/2022	(3,415)
USD	4,609,718	EUR	4,704,980	SSB	11/3/2022	(40,294)
USD	555,374	EUR	569,715	SCB	12/7/2022	(9,135)
HUF	73,719,009	EUR	180,273	CITI	11/30/2022	(1,988)
HUF	116,133,240	EUR	285,270	GSI	11/30/2022	(4,396)
HUF	114,300,122	EUR	274,272	CITI	12/21/2022	(59)
HUF	115,348,896	EUR	277,148	MS	12/21/2022	(416)
IDR	3,021,654,469	USD	201,651	HSBC	12/21/2022	(8,585)
ILS	1,370,280	USD	400,528	HSBC	11/30/2022	(12,127)
ILS	2,869,088	USD	840,912	HSBC	11/30/2022	(27,679)
KRW	387,366,906	USD	272,730	GSI	11/7/2022	(1,204)
USD	273,535	KRW	391,839,097	GSI	11/17/2022	(983)
USD	267,074	MXN	5,404,512	CITI	11/4/2022	(5,653)
USD	536,855	MXN	10,809,025	GSI	11/4/2022	(8,599)
USD	266,267	MXN	5,378,592	JPM	11/4/2022	(5,152)
USD	537,615	MXN	10,809,025	JPM	11/4/2022	(7,838)
USD	116,023	MXN	2,361,133	BNP	12/21/2022	(2,130)
USD	1,386,845	MXN	28,225,840	GSI	12/21/2022	(25,604)
USD	174,391	MXN	3,492,017	HSBC	12/21/2022	(353)
USD	78,093	MXN	1,562,937	JPM	12/21/2022	(118)
USD	146,944	MXN	2,995,648	JPM	12/21/2022	(2,961)
USD	791,033	MXN	16,061,329	JPM	12/21/2022	(12,692)
USD	84,178	MXN	1,724,916	MS	12/21/2022	(2,138)
MYR	272,844	USD	57,838	JPM	11/21/2022	(93)
USD	50,961	MYR	240,935	JPM	11/21/2022	(30)
USD	561,936	PLN	2,795,974	CITI	12/7/2022	(21,190)
THB	12,422,270	USD	337,883	GSI	12/21/2022	(10,061)
THB	3,565,766	USD	94,991	HSBC	12/21/2022	(891)
THB	45,479,056	USD	1,235,760	HSBC	12/21/2022	(35,573)
USD	69,723	THB	2,643,634	GSI	12/21/2022	(42)
USD	65,867	TRY	1,337,426	BCB	12/21/2022	(3,284)
USD	291,826	TRY	5,788,330	BCB	12/21/2022	(7,456)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
USD	616,261	TRY	12,678,619	BCB	12/21/2022	$(39,278)
USD	286,383	TRY	5,666,079	GSI	12/21/2022	(6,578)
USD	464,780	TRY	9,349,049	JPM	12/21/2022	(18,606)
USD	212,636	TWD	6,847,913	CITI	1/30/2023	(486)
USD	287,847	VND	7,165,940,535	GSI	11/3/2022	(489)
VND	7,165,940,535	USD	304,571	GSI	11/3/2022	(16,236)
USD	168,607	ZAR	3,110,530	MS	12/21/2022	(91)
ZAR	2,537,499	USD	140,379	JPM	12/21/2022	(2,759)
Total unrealized depreciation						$(1,012,607)
Total net unrealized depreciation						$(3,246)
For the year ended October 31, 2022, the average notional value for the months where the Fund had forward FX contracts outstanding was $163,204,498.
Credit default swap contracts ("credit default swaps")
At October 31, 2022, the Fund had outstanding credit default swaps as follows:
Over-the-counter Credit Default Swaps - Buy Protection

Counterparty	Reference Entity	Notional Amount		Financing Rate Received by the Fund	Payment Frequency	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
GSI	CDX Emerging Markets Index, Ser. 38 V. 1	USD	1,260,000	1.00%	3M	12/20/2027	$106,533	$(2,161)	$(1,478)	$102,894

Centrally Cleared Credit Default Swaps — Buy Protection

Clearinghouse	Reference Entity	Notional Amount		Financing Rate Received by the Fund	Payment Frequency	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE CC	CDX Emerging Markets Index, Ser. 38 V.1	USD	8,351,215	1.00%	3M	12/20/2027	$771,380	$(76,175)	$(9,743)	$685,462

For the year ended October 31, 2022, the average notional value for the months where the Fund had credit default swaps outstanding was $6,947,130 for buy protection.
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Interest rate swap contracts ("interest rate swaps")
At October 31, 2022, the Fund had outstanding interest rate swaps as follows:
Centrally cleared interest rate swaps
Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Effective Date(a)	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CME	BRL	6,166,500	Pay	1D CETIP	5.36%	—	T/T	1/2/2023	$(17,759)	$(26,904)	$(44,663)
CME	BRL	1,114,953	Pay	1D CETIP	5.66%	—	T/T	1/2/2023	(3,139)	(2,500)	(5,639)
CME	BRL	2,048,651	Pay	1D CETIP	6.23%	—	T/T	1/2/2023	(5,330)	184	(5,146)
CME	BRL	1,792,047	Pay	1D CETIP	6.61%	—	T/T	1/2/2023	(4,458)	4,065	(393)
CME	BRL	2,429,009	Pay	1D CETIP	6.77%	—	T/T	1/2/2023	(5,922)	7,612	1,690
CME	BRL	588,077	Pay	1D CETIP	9.26%	—	T/T	1/2/2023	(1,120)	20,870	19,750
CME	BRL	6,050,785	Pay	1D CETIP	4.84%	—	T/T	1/2/2024	(108,433)	(57,132)	(165,565)
CME	BRL	2,841,304	Pay	1D CETIP	4.99%	—	T/T	1/2/2024	(49,377)	(30,547)	(79,924)
CME	BRL	1,540,849	Pay	1D CETIP	5.72%	—	T/T	1/2/2024	(24,786)	(10,698)	(35,484)
CME	BRL	3,300,564	Pay	1D CETIP	5.76%	—	T/T	1/2/2024	(54,240)	(9,494)	(63,734)
CME	BRL	2,433,475	Pay	1D CETIP	5.97%	—	T/T	1/2/2024	(37,805)	(15,424)	(53,229)
CME	BRL	1,838,229	Pay	1D CETIP	6.50%	—	T/T	1/2/2024	(27,619)	2,862	(24,757)
CME	BRL	20,460	Pay	1D CETIP	11.66%	—	T/T	1/2/2024	92	(169)	(77)
CME	BRL	3,843,874	Pay	1D CETIP	5.65%	—	T/T	1/2/2025	(97,685)	(15,518)	(113,203)
CME	BRL	1,325,330	Pay	1D CETIP	6.46%	—	T/T	1/2/2025	(29,904)	1,060	(28,844)
CME	BRL	1,240,652	Pay	1D CETIP	6.82%	—	T/T	1/2/2025	(26,255)	3,440	(22,815)
CME	BRL	7,302,260	Pay	1D CETIP	7.73%	—	T/T	1/2/2025	(120,428)	(29,221)	(149,649)
CME	BRL	4,674,374	Pay	1D CETIP	11.66%	—	T/T	1/2/2025	294	(2,196)	(1,902)
CME	BRL	947,033	Pay	1D CETIP	6.23%	—	T/T	1/4/2027	(39,242)	(1,742)	(40,984)
CME	BRL	3,882,767	Pay	1D CETIP	11.32%	—	T/T	1/4/2027	(1,641)	(3,552)	(5,193)
CME	BRL	738,928	Pay	1D CETIP	11.33%	—	T/T	1/4/2027	(273)	(466)	(739)
CME	BRL	3,740,600	Receive	1D CETIP	12.23%	—	T/T	1/4/2027	(26,329)	2,711	(23,618)
CME	BRL	1,529,989	Pay	1D CETIP	11.40%	—	T/T	1/2/2029	(161)	(933)	(1,094)
CME	CLP	1,628,869,107	Receive	1D CLICP	9.80%	—	6M/6M	9/14/2024	(25,176)	937	(24,239)
CME	CLP	461,569,272	Receive	1D CLICP	7.51%	—	6M/6M	4/13/2025	7,309	639	7,948
CME	CLP	538,832,146	Pay	1D CLICP	1.36%	—	6M/6M	6/17/2025	(89,287)	(15,645)	(104,932)
CME	CLP	976,832,858	Receive	1D CLICP	9.30%	—	6M/6M	10/3/2025	(41,606)	804	(40,802)
CME	CLP	756,242,798	Pay	1D CLICP	2.26%	—	6M/6M	3/16/2026	(122,700)	(7,452)	(130,152)
CME	CLP	179,373,543	Receive	1D CLICP	2.33%	—	6M/6M	6/5/2030	47,113	4,788	51,901
CME	CLP	163,946,219	Pay	1D CLICP	2.15%	—	6M/6M	8/24/2030	(45,883)	(2,557)	(48,440)
LCH	CNY	7,400,000	Pay	7D CNRR007	2.36%	—	3M/3M	1/18/2027	1,024	313	1,337
CME	COP	3,549,606,043	Receive	1D IBRCOL	8.37%	—	3M/3M	4/13/2024	31,483	429	31,912
CME	COP	547,071,621	Receive	1D IBRCOL	6.40%	—	3M/3M	1/6/2027	17,073	248	17,321
CME	COP	82,908,573	Receive	1D IBRCOL	6.45%	—	3M/3M	1/7/2027	2,559	35	2,594
CME	COP	4,741,235,780	Receive	1D IBRCOL	7.14%	—	3M/3M	1/31/2027	125,773	84	125,857
CME	COP	911,746,001	Receive	1D IBRCOL	9.02%	—	3M/3M	8/11/2032	19,778	(22)	19,756
LCH	CZK	86,088,546	Pay	6M PRIBOR	3.76%	—	1Y/6M	11/22/2023	(126,521)	26,655	(99,866)
LCH	CZK	75,279,623	Pay	3M PRIBOR	7.50%	12/21/2022	1Y/3M	12/21/2023	52	—	52
LCH	CZK	38,623,244	Pay	6M PRIBOR	6.88%	—	1Y/6M	9/1/2024	(6,120)	(1,295)	(7,415)
LCH	CZK	16,519,362	Receive	6M PRIBOR	5.46%	—	6M/1Y	9/1/2027	15,357	2,156	17,513
LCH	CZK	16,519,227	Receive	6M PRIBOR	5.42%	12/21/2022	6M/1Y	12/21/2027	14,285	—	14,285
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Effective Date(a)	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
LCH	HUF	62,047,957	Pay	6M BUBOR	7.61%	—	1Y/6M	3/31/2024	$(14,088)	$4,898	$(9,190)
LCH	HUF	54,672,102	Pay	6M BUBOR	7.51%	—	1Y/6M	4/4/2024	(12,832)	4,319	(8,513)
LCH	HUF	164,331,644	Pay	6M BUBOR	9.98%	—	1Y/6M	8/4/2027	(30,800)	(2,791)	(33,591)
LCH	HUF	217,778,956	Pay	6M BUBOR	9.87%	—	1Y/6M	8/5/2027	(42,729)	(3,810)	(46,539)
LCH	HUF	175,921,546	Pay	6M BUBOR	9.48%	—	1Y/6M	8/16/2027	(39,356)	(2,997)	(42,353)
LCH	HUF	195,544,833	Pay	6M BUBOR	12.60%	—	1Y/6M	10/27/2027	2,837	(282)	2,555
LCH	HUF	57,406,868	Pay	6M BUBOR	3.31%	—	1Y/6M	10/4/2031	(54,101)	(1,125)	(55,226)
LCH	HUF	124,720,163	Pay	6M BUBOR	3.69%	—	1Y/6M	11/11/2031	(114,836)	401	(114,435)
LCH	INR	400,000,000	Pay	1Y MIBOR	5.74%	1/20/2023	1Y/1Y	1/20/2024	(57,737)	—	(57,737)
LCH	INR	73,300,000	Receive	6M MIBOR	5.15%	—	6M/6M	8/27/2026	52,859	1,044	53,903
LCH	INR	93,000,000	Receive	6M MIBOR	5.15%	—	6M/6M	9/2/2026	67,218	1,282	68,500
LCH	INR	73,000,000	Receive	6M MIBOR	7.01%	—	6M/6M	5/17/2027	(3,234)	(6,702)	(9,936)
CME	MXN	25,500,000	Pay	28D TIIE	8.84%	—	28D/28D	5/29/2025	(25,600)	(311)	(25,911)
CME	MXN	10,964,660	Pay	28D TIIE	5.83%	—	28D/28D	4/6/2026	(59,048)	(460)	(59,508)
CME	MXN	6,685,611	Pay	28D TIIE	7.51%	—	28D/28D	4/20/2027	(22,379)	(401)	(22,780)
CME	MXN	7,645,431	Receive	28D TIIE	6.92%	—	28D/28D	8/31/2029	46,149	703	46,852
CME	MXN	7,282,589	Receive	28D TIIE	7.35%	—	28D/28D	11/10/2031	43,802	182	43,984
CME	MXN	9,063,869	Receive	28D TIIE	7.38%	—	28D/28D	11/10/2031	53,675	223	53,898
CME	MXN	16,221,241	Receive	28D TIIE	9.00%	—	28D/28D	9/22/2032	15,903	335	16,238
LCH	PLN	3,388,476	Receive	6M WIBOR	7.56%	—	6M/1Y	10/27/2027	(1,093)	9	(1,084)
LCH	PLN	893,332	Receive	6M WIBOR	6.74%	—	6M/1Y	9/28/2032	7,863	101	7,964
LCH	PLN	1,999,571	Receive	6M WIBOR	6.86%	—	6M/1Y	9/30/2032	14,157	95	14,252
LCH	PLN	1,327,627	Receive	6M WIBOR	7.32%	—	6M/1Y	10/28/2032	1,084	10	1,094
LCH	TWD	18,000,000	Receive	3M TAIBOR	1.26%	—	3M/3M	7/18/2027	6,368	(33)	6,335
Total									$(1,022,925)	$(158,885)	$(1,181,810)

(a)	Forward swap. Effective date reflects the date interest accruals will commence.
At October 31, 2022, the Fund had $1,285,332 deposited in a segregated account to cover margin requirements for centrally cleared swaps.
Over-the-counter interest rate swaps
Counterparty	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
GSI	BRL	1,000,000	Pay	1D CETIP	11.99%	T/T	1/2/2023	$(1,050)	$98,077	$97,027
GSI	MXN	9,462,643	Pay	28D TIIE	6.17%	28D/28D	3/5/2026	(45,062)	(541)	(45,603)
JPM	MXN	7,500,000	Pay	28D TIIE	6.13%	28D/28D	6/18/2026	(38,139)	(685)	(38,824)
Total								$(84,251)	$96,851	$12,600
For the year ended October 31, 2022, the average notional value for the months the Fund had interest rate swaps outstanding was $18,361,336 when the Fund paid the fixed rate and $45,009,457 when the Fund received the fixed rate.
At October 31, 2022, the Fund had cash collateral of $180,000 deposited in a segregated account for JPMorgan Chase Bank N.A. and cash collateral of $120,000, $180,000 and $9,958 received from Citibank, N.A., Goldman
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Sachs International and Morgan Stanley Capital Services LLC, respectively, to cover collateral requirements on over-the-counter derivatives.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds#	$—	$32,228,928	$—	$32,228,928
Foreign Government Securities#	—	65,883,267	—	65,883,267
Short-Term Investments	—	2,178,051	—	2,178,051
Total Investments	$—	$100,290,246	$—	$100,290,246

#	The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of October 31, 2022:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures@
Assets	$259,795	$—	$—	$259,795
Liabilities	(320,487)	—	—	(320,487)
Forward FX Contracts@
Assets	—	1,009,361	—	1,009,361
Liabilities	—	(1,012,607)	—	(1,012,607)
Swaps
Assets	—	1,512,874	—	1,512,874
Liabilities	—	(1,893,728)	—	(1,893,728)
Total	$(60,692)	$(384,100)	$—	$(444,792)

@	Futures and forward FX contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^
October 31, 2022

Principal Amount		Value
Asset-Backed Securities 1.4%
$ 1,000,000	37 Capital CLO Ltd., Ser. 2021-1A, Class E, (3M USD LIBOR + 7.20%), 11.28%, due 10/15/2034	$ 854,013 (a)(b)
1,000,000	AGL Static CLO 18 Ltd., Ser. 2022-18A, Class F, (3M CME Term SOFR + 8.25%), 12.24%, due 4/21/2031	886,140(a)(b)
1,000,000	Barings CLO Ltd., Ser. 2018-3A, Class E, (3M USD LIBOR + 5.75%), 9.99%, due 7/20/2029	819,275(a)(b)
1,000,000	Benefit Street Partners CLO XII Ltd., Ser. 2017-12A, Class D, (3M USD LIBOR + 6.41%), 10.49%, due 10/15/2030	808,848(a)(b)
500,000	Flatiron CLO Ltd., Ser. 2017-1A, Class ER, (3M USD LIBOR + 5.90%), 8.81%, due 5/15/2030	432,721(a)(b)
500,000	Galaxy XV CLO Ltd., Ser. 2013-15A, Class ER, (3M USD LIBOR + 6.65%), 10.72%, due 10/15/2030	406,651(a)(b)
385,000	Magnetite XV Ltd., Ser. 2015-15A, Class ER, (3M USD LIBOR + 5.20%), 9.56%, due 7/25/2031	310,413(a)(b)
1,400,000	Palmer Square Loan Funding Ltd., Ser. 2022-1A, Class D, (3M CME Term SOFR + 5.00%), 8.86%, due 4/15/2030	1,167,191(a)(b)
800,000	Stratus CLO Ltd., Ser. 2021-3A, Class F, (3M USD LIBOR + 7.70%), 11.94%, due 12/29/2029	672,252(a)(b)
Total Asset-Backed Securities (Cost $7,502,830)		6,357,504

Corporate Bonds 7.0%
Air Transportation 0.2%
670,000	American Airlines, Inc., 11.75%, due 7/15/2025	732,727(a)
Banking 0.4%
1,015,000	Bank of America Corp., Ser. TT, 6.13%, due 4/27/2027	959,175(c)(d)
1,160,000	JPMorgan Chase & Co., Ser. HH, 4.60%, due 2/1/2025	1,035,184(c)(d)
1,994,359
Cable & Satellite Television 0.1%
515,000	DISH DBS Corp., 5.25%, due 12/1/2026	447,406(a)
Chemicals 0.4%
400,000	SCIH Salt Holdings, Inc., 4.88%, due 5/1/2028	347,198(a)
1,305,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, due 11/1/2026	1,037,384(a)
690,000	WR Grace Holdings LLC, 4.88%, due 6/15/2027	603,750(a)
1,988,332
Commercial Services 0.2%
1,170,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 3.38%, due 8/31/2027	1,012,625(a)
Computers 0.2%
855,000	Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, due 6/1/2025	840,227(a)
Consumer - Commercial Lease Financing 0.2%
948,168	Global Aircraft Leasing Co. Ltd., 6.50% Cash/7.25% PIK, due 9/15/2024	761,301(a)(e)
Engineering & Construction 0.1%
635,000	Powerteam Services LLC, 9.03%, due 12/4/2025	530,644(a)
Entertainment 0.2%
765,000	Scientific Games Int'l, Inc., 7.00%, due 5/15/2028	740,313(a)
Food Service 0.2%
845,000	Aramark Services, Inc., 6.38%, due 5/1/2025	835,923(a)
Forestry & Paper 0.1%
545,000	Ahlstrom-Munksjo Holding 3 Oy, 4.88%, due 2/4/2028	433,882(a)
Gaming 0.2%
915,000	Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, due 7/1/2025	893,754(a)
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
Principal Amount		Value

Gas Distribution 0.3%
$ 1,650,000	Summit Midstream Holdings LLC, 8.50%, due 10/15/2026	$1,584,000(f)(g)(h)
Investments & Misc. Financial Services 0.1%
514,579	Brock Holdings Notes 2022, 15.00%, due 1/24/2024	514,579#(f)(i)
Machinery 0.2%
870,000	Vertical U.S. Newco, Inc., 5.25%, due 7/15/2027	779,738(a)
Media 0.2%
325,000	Altice Financing SA, 5.00%, due 1/15/2028	256,964(a)
944,000	Cumulus Media New Holdings, Inc., 6.75%, due 7/1/2026	798,602(a)
1,055,566
Media Content 0.3%
1,735,000	Banijay Entertainment SASU, 5.38%, due 3/1/2025	1,607,972(a)
Packaging 0.2%
780,000	Trivium Packaging Finance BV, 5.50%, due 8/15/2026	717,366(a)
Packaging & Containers 0.3%
745,000	BWAY Holding Co., 5.50%, due 4/15/2024	730,100(a)
805,000	Trident TPI Holdings, Inc., 6.63%, due 11/1/2025	693,184(a)
1,423,284
Pipelines 0.3%
650,000	Cheniere Energy, Inc., 4.63%, due 10/15/2028	599,625
975,000	Genesis Energy L.P./Genesis Energy Finance Corp., 5.63%, due 6/15/2024	953,063
1,552,688
Real Estate Investment Trusts 0.2%
770,000	XHR L.P., 6.38%, due 8/15/2025	754,612(a)
Recreation & Travel 0.6%
855,000	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, due 5/1/2025	848,579(a)
700,000	NCL Corp. Ltd., 5.88%, due 2/15/2027	624,750(a)
1,470,000	Six Flags Entertainment Corp., 4.88%, due 7/31/2024	1,423,327(a)
2,896,656
Restaurants 0.2%
800,000	Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, due 2/1/2026	700,000(a)
Retail 0.3%
eG Global Finance PLC
1,210,000	6.75%, due 2/7/2025	1,089,000(a)
415,000	8.50%, due 10/30/2025	383,020(a)
1,472,020
Software - Services 0.1%
605,000	Rackspace Technology Global, Inc., 3.50%, due 2/15/2028	399,519(a)
Support - Services 0.2%
240,000	APX Group, Inc., 6.75%, due 2/15/2027	234,121(a)
700,000	Garda World Security Corp., 4.63%, due 2/15/2027	621,677(a)
225,000	KAR Auction Services, Inc., 5.13%, due 6/1/2025	216,666(a)
1,072,464
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
Principal Amount		Value

Telecom - Wireline Integrated & Services 0.7%
$ 830,000	Altice France SA, 5.50%, due 1/15/2028	$ 655,700 (a)
580,000	Consolidated Communications, Inc., 5.00%, due 10/1/2028	449,416(a)
540,000	Frontier Communications Corp., 8.75%, due 5/15/2030	551,475(a)
	Iliad Holding SASU
1,640,000	6.50%, due 10/15/2026	1,518,837(a)
230,000	7.00%, due 10/15/2028	208,150(a)
		3,383,578
Telecommunications 0.3%
680,000	Connect Finco S.a.r.l./Connect U.S. Finco LLC, 6.75%, due 10/1/2026	639,200(a)
900,000	Level 3 Financing, Inc., 3.40%, due 3/1/2027	774,774(j)
		1,413,974
Total Corporate Bonds (Cost $35,428,707)		32,539,509

Loan Assignments(b) 86.4%
Aerospace & Defense 3.5%
424,023	AI Convoy (Luxembourg) S.a.r.l, Term Loan B, (3M USD LIBOR + 3.50%, 6M USD LIBOR + 3.50%), 7.73% – 8.17%, due 1/18/2027	412,451(k)
2,788,013	Amentum Government Services Holdings LLC, Term Loan, (3M CME Term SOFR + 4.00%), 7.21% – 7.56%, due 2/15/2029	2,692,746(k)
2,135,000	Brown Group Holding, LLC, Term Loan B2, (1M CME Term SOFR + 3.75%), 7.42%, due 7/2/2029	2,111,878
1,270,000	Cobham Ultra SeniorCo S.a.r.l., Term Loan B, (6M USD LIBOR + 3.75%), 7.06%, due 8/3/2029	1,222,375
485,000	KKR Apple Bidco, LLC, Second Lien Term Loan, (1M USD LIBOR + 5.75%), 9.50%, due 9/21/2029	462,113
1,224,490	MHI Holdings, LLC, Term Loan B, (1M USD LIBOR + 5.00%), 8.75%, due 9/21/2026	1,196,939
	Peraton Corp.
2,643,932	Term Loan B, (1M USD LIBOR + 3.75%), 7.50%, due 2/1/2028	2,541,004
1,604,311	Second Lien Term Loan B1, (1M USD LIBOR + 7.75%), 11.16%, due 2/1/2029	1,520,085
1,620,000	Propulsion (BC) Finco S.a.r.l., Term Loan, (3M SOFR + 4.00%), 7.18%, due 9/14/2029	1,567,350(i)
969,272	Spirit Aerosystems, Inc., Term Loan B, (1M USD LIBOR + 3.75%), 7.50%, due 1/15/2025	959,579
	TransDigm, Inc.
778,000	Term Loan G, (3M USD LIBOR + 2.25%), 5.92%, due 8/22/2024	764,564
632,360	Term Loan F, (3M USD LIBOR + 2.25%), 5.92%, due 12/9/2025	616,918
		16,068,002
Air Transport 1.7%
1,940,138	Air Canada, Term Loan B, (3M USD LIBOR + 3.50%), 6.42%, due 8/11/2028	1,891,634
	American Airlines, Inc.
1,492,767	Term Loan B, (1M USD LIBOR + 1.75%), 5.35%, due 6/27/2025	1,408,799
1,670,000	Term Loan, (3M USD LIBOR + 4.75%), 8.99%, due 4/20/2028	1,651,513
218,500	Mileage Plus Holdings LLC, Term Loan B, (3M USD LIBOR + 5.25%), 8.78%, due 6/21/2027	222,778
360,000	SkyMiles IP Ltd., Term Loan B, (3M USD LIBOR + 3.75%), 7.99%, due 10/20/2027	362,927
2,472,784	United Airlines, Inc., Term Loan B, (3M USD LIBOR + 3.75%), 8.11%, due 4/21/2028	2,408,912
		7,946,563
Auto Parts & Equipment 0.9%
1,705,000	Adient US LLC, Term Loan B, (1M USD LIBOR), due 4/10/2028	1,644,899(l)(m)
1,500,000	BBB Industries LLC, Term Loan, (1M CME Term SOFR + 5.25%), 8.98%, due 7/25/2029	1,380,945
1,378,075	DexKo Global Inc., Term Loan B, (1M USD LIBOR + 3.75%, 3M USD LIBOR + 3.75%), 7.42% – 7.50%, due 10/4/2028	1,250,107(k)
		4,275,951
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
Principal Amount		Value

Automotive 1.7%
$ 1,167,397	American Trailer World Corp., Term Loan B, (1M CME Term SOFR + 3.75%), 7.58%, due 3/3/2028	$ 1,052,992
1,175,842	Dealer Tire, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 8.00%, due 12/12/2025	1,152,819
	First Brands Group, LLC
2,302,404	Term Loan, (3M CME Term SOFR + 5.00%), 8.37%, due 3/30/2027	2,174,620
898,663	Second Lien Term Loan, (3M USD LIBOR + 8.50%), 11.87%, due 3/30/2028	798,309
	Safe Fleet Holdings LLC
488,848	Second Lien Term Loan, (1M USD LIBOR + 6.75%), 10.33%, due 2/2/2026	443,018
1,407,925	Term Loan, (1M CME Term SOFR + 3.75%), 7.43%, due 2/23/2029	1,333,418
838,013	Wand NewCo 3, Inc., Term Loan, (1M USD LIBOR + 3.00%), 6.75%, due 2/5/2026	784,590
		7,739,766
Building & Development 2.3%
2,047,799	Cornerstone Building Brands, Inc., Term Loan B, (1M USD LIBOR + 3.25%), 6.59%, due 4/12/2028	1,712,472
1,224,279	MI Windows and Doors, LLC, Term Loan, (1M CME Term SOFR + 3.50%), 7.33%, due 12/18/2027	1,189,460(l)(m)
615,625	Potters Industries, LLC, Term Loan B, (3M USD LIBOR + 4.00%), 7.67%, due 12/14/2027	591,000(i)
	SRS Distribution, Inc.
1,140,563	Term Loan B, (1M USD LIBOR + 3.50%), 7.25%, due 6/2/2028	1,057,872
1,503,638	Term Loan, (1M CME Term SOFR + 3.50%), 7.33%, due 6/2/2028	1,393,692
	Tecta America Corp.
1,036,875	Term Loan, (1M USD LIBOR + 4.25%), 8.00%, due 4/10/2028	986,068
835,000	Second Lien Term Loan, (1M USD LIBOR + 8.50%), 12.25%, due 4/9/2029	793,250
1,687,312	White Cap Buyer LLC, Term Loan B, (1M CME Term SOFR + 3.75%), 7.48%, due 10/19/2027	1,594,341
1,216,928	Wilsonart LLC, Term Loan E, (3M USD LIBOR + 3.25%), 6.93%, due 12/31/2026	1,126,096
		10,444,251
Building Materials 2.1%
1,871,860	Chamberlain Group, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 7.25%, due 11/3/2028	1,696,036
1,646,725	FloWorks International LLC, Term Loan B, (3M CME Term SOFR + 5.75%), 9.66%, due 12/27/2028	1,514,987(i)
	Icebox Holdco III, Inc.
712,038	First Lien Term Loan, (3M USD LIBOR + 3.75%), 7.42%, due 12/22/2028	658,194
655,000	Second Lien Term Loan, (3M USD LIBOR + 6.75%), 10.42%, due 12/21/2029	576,400(i)
2,205,000	Oscar AcquisitionCo, LLC, Term Loan B, (3M CME Term SOFR + 4.50%), 8.15%, due 4/29/2029	1,990,255
3,002,475	Solis IV BV, Term Loan B1, (3M CME Term SOFR + 3.50%), 6.34%, due 2/26/2029	2,483,918
868,438	Vector WP Holdco, Inc., Term Loan B, (1M USD LIBOR + 5.00%), 8.50%, due 10/12/2028	842,384(i)
		9,762,174
Business Equipment & Services 8.9%
2,100,708	Allied Universal Holdco LLC, Term Loan B, (1M USD LIBOR + 3.75%), 7.50%, due 5/12/2028	1,902,464
600,850	AlterDomus, Term Loan B, (3M CME Term SOFR + 3.50%), 7.05%, due 2/17/2028	580,824
947,838	Anticimex International AB, Term Loan B1, (3M USD LIBOR + 3.50%), 6.57%, due 11/16/2028	917,033(i)
2,154,175	APFS Staffing Holdings, Inc., Term Loan, (1M CME Term SOFR + 4.00%, 3M CME Term SOFR + 4.00%), 7.73% – 8.09%, due 12/29/2028	2,086,857(k)
1,509,750	APX Group, Inc., Term Loan B, (3M USD LIBOR + 2.25%, 3M USD LIBOR + 3.25%), 6.73% – 8.50%, due 7/10/2028	1,384,486(k)
1,074,769	AqGen Island Holdings, Inc., Term Loan, (3M USD LIBOR + 3.50%), 7.19%, due 8/2/2028	1,004,909(i)
1,710,713	BrightView Landscapes, LLC, Term Loan B, (1M CME Term SOFR + 3.25%), 6.98%, due 4/20/2029	1,657,253
2,746,116	Cast and Crew Payroll, LLC, Term Loan, (1M CME Term SOFR + 3.75%), 7.48%, due 12/29/2028	2,695,999
663,399	Constant Contact Inc, Term Loan, (3M USD LIBOR + 4.00%), 7.91%, due 2/10/2028	570,855
	ConvergeOne Holdings, Inc.
2,588,215	Term Loan, (1M USD LIBOR + 5.00%), 8.75%, due 1/4/2026	1,672,349
475,000	Second Lien Term Loan, (1M USD LIBOR + 8.50%), 12.25%, due 1/4/2027	244,625
3,320,935	Cyxtera DC Holdings, Inc., Term Loan B, (3M USD LIBOR + 3.00%), 7.36%, due 5/1/2024	2,820,736
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
Principal Amount		Value

Business Equipment & Services – cont'd
$ 1,996,848	Deerfield Dakota Holding, LLC, Term Loan B, (1M CME Term SOFR + 3.75%), 7.48%, due 4/9/2027	$ 1,884,526
	Element Materials Technology Group US Holdings Inc.
438,947	Term Loan, (3M CME Term SOFR + 4.25%), 7.90%, due 7/6/2029	424,681
951,053	Term Loan, (3M CME Term SOFR + 4.25%), 7.90%, due 7/6/2029	920,144
1,891,492	Endure Digital Inc., Term Loan, (1M USD LIBOR + 3.50%), 6.70%, due 2/10/2028	1,605,744
740,003	EP Purchaser, LLC, Term Loan B, (3M USD LIBOR + 3.50%), 7.17%, due 11/6/2028	727,793
2,324,708	Garda World Security Corporation, Term Loan B, (3M USD LIBOR + 4.25%), 7.24%, due 10/30/2026	2,207,984
938,288	Greeneden U.S. Holdings II, LLC, Term Loan B4, (1M USD LIBOR + 4.00%), 7.75%, due 12/1/2027	913,076
660,919	Intrado Corporation, Term Loan, (3M USD LIBOR + 4.00%), 8.41%, due 10/10/2024	579,355
2,459,943	Learning Care Group, Inc., First Lien Term Loan, (3M USD LIBOR + 3.25%), 6.92% – 7.66%, due 3/13/2025	2,346,785(k)
	Loire Finco Luxembourg S.a.r.l.
581,746	Term Loan, (1M USD LIBOR + 3.00%), 6.75%, due 4/21/2027	535,206
581,205	Term Loan B2, (1M USD LIBOR + 3.50%), 7.25%, due 4/21/2027	534,709
2,146,063	Packaging Coordinators Midco, Inc., First Lien Term Loan, (3M USD LIBOR + 3.75%), 7.42%, due 11/30/2027	2,070,285
	Refficiency Holdings LLC
1,155,874	Term Loan, (1M USD LIBOR + 3.75%), 7.50%, due 12/16/2027	1,103,570
148,921	Term Loan, (1M USD LIBOR + 3.75%), 7.50%, due 12/16/2027	142,182
458,702	Service Logic Acquisition, Inc., Term Loan, (2M USD LIBOR + 4.00%, 3M USD LIBOR + 4.00%), 7.69% – 8.41%, due 10/29/2027	432,900(k)
732,600	Summer (BC) Holdco B S.a r.l, Term Loan B2, (3M USD LIBOR + 4.50%), 8.17%, due 12/4/2026	678,344
1,240,905	Surf Holdings, LLC, Term Loan, (3M USD LIBOR + 3.50%), 6.67%, due 3/5/2027	1,212,402
1,446,687	System One Holdings, LLC, Term Loan B, (3M CME Term SOFR + 4.00%), 7.70%, due 3/2/2028	1,384,306
1,349,800	Vaco Holdings, LLC, Term Loan, (1M CME Term SOFR + 5.00%, 3M CME Term SOFR + 5.00%), 8.70% – 8.83%, due 1/21/2029	1,306,350(k)
1,120,813	WebHelp, Term Loan, (3M SOFR + 3.75%), 6.79%, due 8/4/2028	1,059,168
417,392	West Corporation, Term Loan B1, (3M USD LIBOR + 3.50%), 7.91%, due 10/10/2024	363,365
1,365,674	William Morris Endeavor Entertainment, LLC, First Lien Term Loan, (1M USD LIBOR + 2.75%), 6.51%, due 5/18/2025	1,326,411
		41,297,676
Cable & Satellite Television 1.9%
807,874	Altice Financing SA, First Lien Term Loan, (3M USD LIBOR + 2.75%), 6.83%, due 1/31/2026	756,372
2,614,354	Altice France S.A., Term Loan B13, (3M USD LIBOR + 4.00%), 6.91%, due 8/14/2026	2,389,965
	CSC Holdings, LLC
1,347,868	Term Loan B1, (1M USD LIBOR + 2.25%), 5.66%, due 7/17/2025	1,301,542
735,000	Term Loan B5, due 4/15/2027	694,310(l)(m)
1,781,127	McGraw-Hill Global Education Holdings, LLC, Term Loan, (3M USD LIBOR + 4.75%, 6M USD LIBOR + 4.75%), 7.82% – 8.32%, due 7/28/2028	1,647,097(k)
493,473	Numericable Group SA, Term Loan B11, (3M USD LIBOR + 2.75%), 7.16%, due 7/31/2025	445,976
1,881,835	Radiate Holdco, LLC, Term Loan B, (1M USD LIBOR + 3.25%), 7.00%, due 9/25/2026	1,719,056
		8,954,318
Chemicals 1.3%
1,144,250	Caldic B.V., Term Loan B, (3M CME Term SOFR + 3.75%), 7.84%, due 2/28/2029	1,041,268
	Olympus Water US Holding Corporation
1,846,050	Term Loan B, (3M USD LIBOR + 3.75%), 7.44%, due 11/9/2028	1,677,930
995,000	Term Loan, (3M CME Term SOFR + 4.50%), 8.15%, due 11/9/2028	909,430
1,690,000	PMHC II, Inc., Term Loan B, (3M CME Term SOFR + 4.25%), 8.49%, due 4/23/2029	1,308,702
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
Principal Amount		Value

Chemicals – cont'd
	Valcour Packaging LLC
$ 601,738	First Lien Term Loan, (6M USD LIBOR + 3.75%), 7.98%, due 10/4/2028	$ 538,556 (i)
525,000	Second Lien Term Loan, (6M USD LIBOR + 7.00%), 11.23%, due 10/4/2029	425,250(i)
		5,901,136
Chemicals & Plastics 1.5%
1,250,000	Avient Corporation, Term Loan B, (3M CME Term SOFR + 3.25%), 7.34%, due 8/29/2029	1,242,713
1,010,000	Charter NEX US, Inc., Term Loan, (1M USD LIBOR + 3.75%), 7.50%, due 12/1/2027	977,175
1,533,365	Ineos US Finance LLC, Term Loan B, (1M USD LIBOR + 2.00%), 5.75%, due 4/1/2024	1,518,859
1,054,584	SCIH Salt Holdings, Inc., Term Loan B, (3M USD LIBOR + 4.00%), 8.41%, due 3/16/2027	990,318
903,175	Sparta U.S. HoldCo LLC, Term Loan, (1M USD LIBOR + 3.25%), 6.38%, due 8/2/2028	855,307
1,362,368	W.R. Grace & Co.-Conn., Term Loan B, (3M USD LIBOR + 3.75%), 7.44%, due 9/22/2028	1,305,748
		6,890,120
Clothing - Textiles 1.0%
839,375	Birkenstock GmbH & Co. KG, Term Loan B, (6M USD LIBOR + 3.25%), 5.10%, due 4/28/2028	795,518
	S&S Holdings LLC
1,579,935	Term Loan, (1M USD LIBOR + 5.00%), 8.34%, due 3/11/2028	1,421,941
225,000	Second Lien Term Loan, (1M USD LIBOR + 8.75%), 12.09%, due 3/9/2029	207,000(i)
2,418,355	Varsity Brands, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 7.25%, due 12/15/2024	2,241,356
		4,665,815
Commercial Services 0.5%
330,000	Foundational Education Group, Inc., Second Lien Term Loan, (3M CME Term SOFR + 6.50%), 10.31%, due 8/31/2029	301,950
1,815,000	R1 RCM, Inc., Term Loan B, (1M CME Term SOFR + 3.00%), 6.73%, due 6/21/2029	1,798,356
		2,100,306
Communication Services 0.4%
977,613	AEA International Holdings (Lux) S.a.r.l., Term Loan B, (3M USD LIBOR + 3.75%), 7.44%, due 9/7/2028	958,060(i)
823,775	Foundational Education Group, Inc., First Lien Term Loan, (3M CME Term SOFR + 3.75%), 7.56%, due 8/31/2028	801,121
		1,759,181
Conglomerate 0.1%
	Bright Bidco B.V.
44,720	Term Loan, (3M CME Term SOFR + 8.00%), 10.90%, due 2/28/2023	44,720
618,932	Term Loan B, (1M USD LIBOR + 3.50%), 7.00%, due 6/30/2024	200,639
		245,359
Containers & Glass Products 1.7%
793,595	Anchor Packaging, Inc., Term Loan B, (1M USD LIBOR + 4.00%), 7.75%, due 7/18/2026	761,851
	Berlin Packaging LLC
536,842	Term Loan B4, (1M USD LIBOR + 3.25%, 3M USD LIBOR + 3.25%), 6.38% – 6.93%, due 3/11/2028	504,095(k)
329,979	Term Loan B5, (1M USD LIBOR + 3.75%, 3M USD LIBOR + 3.75%), 6.88% – 7.43%, due 3/11/2028	315,424(k)
2,463,276	BWAY Holding Company, Term Loan B, (1M USD LIBOR + 3.25%), 6.38%, due 4/3/2024	2,340,113
1,310,050	Klockner-Pentaplast of America, Inc., Term Loan B, (6M USD LIBOR + 4.75%), 8.26%, due 2/12/2026	1,093,892
664,938	Spa Holdings 3 Oy, Term Loan B, (3M USD LIBOR + 3.75%), 7.42%, due 2/4/2028	610,081
666,315	TricorBraun Holdings, Inc., Term Loan, (1M USD LIBOR + 3.25%), 7.00%, due 3/3/2028	629,734
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
Principal Amount		Value

Containers & Glass Products – cont'd
	Trident TPI Holdings, Inc.
$ 772,971	Term Loan B1, (3M USD LIBOR + 3.25%), 6.92%, due 10/17/2024	$ 758,965
984,066	Term Loan, (3M USD LIBOR + 4.00%), 7.67%, due 9/15/2028	931,350
87,741	Term Loan, (3M USD LIBOR + 4.00%), 7.67%, due 9/15/2028	83,040
		8,028,545
Cosmetics - Toiletries 0.3%
1,670,503	Sunshine Luxembourg VII SARL, Term Loan B3, (3M USD LIBOR + 3.75%), 7.42%, due 10/1/2026	1,588,030
Diversified Financial Services 0.4%
821,703	Eisner Advisory Group LLC, Term Loan, (1M CME Term SOFR + 5.25%), 9.09%, due 7/28/2028	776,509(i)
858,513	Superannuation and Investments US LLC, Term Loan, (1M USD LIBOR + 3.75%), 7.50%, due 12/1/2028	838,484
		1,614,993
Diversified Insurance 1.3%
3,776,139	Gainwell Acquisition Corp., Term Loan B, (3M USD LIBOR + 4.00%), 7.67%, due 10/1/2027	3,581,026
2,544,487	Hub International Limited, Term Loan B, (3M USD LIBOR + 3.25%), 7.23% – 7.53%, due 4/25/2025	2,496,192(k)
		6,077,218
Ecological Services & Equipment 0.2%
1,395,427	Denali Water Solutions, Term Loan B, (3M USD LIBOR + 4.25%), 7.92%, due 3/27/2028	1,147,739(i)
Electric 0.3%
	Generation Bridge Acquisition, LLC
16,735	Term Loan C, (3M USD LIBOR + 5.00%), 8.67%, due 12/1/2028	16,470
797,241	Term Loan B, (3M USD LIBOR + 5.00%), 8.67%, due 12/1/2028	784,621
	Generation Bridge II, LLC
633,461	Term Loan B, (3M USD LIBOR + 5.00%), 9.41%, due 2/23/2029	626,733
78,356	Term Loan C, (3M USD LIBOR + 5.00%), 9.41%, due 2/23/2029	77,524
		1,505,348
Electronics - Electrical 10.0%
1,007,250	Ahead DB Holdings, LLC, Term Loan B, (3M USD LIBOR + 3.75%), 7.43%, due 10/18/2027	979,732
	Applied Systems, Inc.
968,761	First Lien Term Loan, (3M USD LIBOR + 3.00%), 6.67%, due 9/19/2024	955,344
521,969	Second Lien Term Loan, (3M USD LIBOR + 5.50%), 9.17%, due 9/19/2025	511,096
582,625	AQA Acquisition Holding, Inc., First Lien Term Loan, (3M USD LIBOR + 4.25%), 7.32%, due 3/3/2028	557,502
3,021,889	Cloudera, Inc., Term Loan, (1M USD LIBOR + 3.75%), 7.50%, due 10/8/2028	2,799,025
1,740,681	CommScope, Inc., Term Loan B, (1M USD LIBOR + 3.25%), 7.00%, due 4/6/2026	1,655,823
	Confluence Technologies, Inc
1,731,913	Term Loan, (3M USD LIBOR + 3.75%), 8.16%, due 7/31/2028	1,619,338(i)
320,000	Second Lien Term Loan, (3M USD LIBOR + 6.50%), 10.91%, due 7/30/2029	288,000(i)
	Epicor Software Corporation
1,772,616	Term Loan, (1M USD LIBOR + 3.25%), 7.00%, due 7/30/2027	1,685,757
90,000	Second Lien Term Loan, (1M USD LIBOR + 7.75%), 11.50%, due 7/31/2028	88,003
1,633,741	Finastra USA, Inc., First Lien Term Loan, (3M USD LIBOR + 3.50%), 6.87%, due 6/13/2024	1,473,537
845,042	Flexera Software LLC, Term Loan B, (1M USD LIBOR + 3.75%), 7.51%, due 3/3/2028	811,773
1,000,000	Go Daddy Operating Company, LLC, Term Loan B5, due 10/21/2029	989,580(l)(m)
712,571	Helios Software Holdings, Inc., Term Loan B, (3M CME Term SOFR + 3.75%), 7.45%, due 3/11/2028	684,959
	Hyland Software, Inc.
1,318,196	First Lien Term Loan, (1M USD LIBOR + 3.50%), 7.25%, due 7/1/2024	1,284,147
657,283	Second Lien Term Loan, (1M USD LIBOR + 6.25%), 10.00%, due 7/7/2025	628,941
783,075	IGT Holding IV AB, Term Loan B2, (3M USD LIBOR + 3.40%), 7.07%, due 3/31/2028	755,667
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
Principal Amount		Value

Electronics - Electrical – cont'd
	Imprivata, Inc.
$ 374,300	Term Loan, (1M USD LIBOR + 3.75%), 7.50%, due 12/1/2027	$ 365,294
1,197,000	Term Loan, (1M SOFR + 4.25%), 7.98%, due 12/1/2027	1,174,185
1,150,438	Ingram Micro, Inc., Term Loan B, (3M USD LIBOR + 3.50%), 7.17%, due 6/30/2028	1,110,172
	Ivanti Software, Inc.
492,500	Term Loan B, (3M USD LIBOR + 4.00%), 7.14%, due 12/1/2027	364,450
1,316,733	Term Loan B, (3M USD LIBOR + 4.25%), 7.33%, due 12/1/2027	980,492
	Maverick Bidco, Inc.
603,938	Term Loan, (3M USD LIBOR + 3.75%), 8.16%, due 5/18/2028	570,722
245,000	Second Lien Term Loan, (3M USD LIBOR + 6.75%), 11.16%, due 5/18/2029	226,625(i)
4,284,263	McAfee, LLC, Term Loan B, (1M CME Term SOFR + 3.75%), 6.87%, due 3/1/2029	3,912,089
1,222,980	Netsmart Technologies, Inc., Term Loan B, (1M USD LIBOR + 4.00%), 7.75%, due 10/1/2027	1,178,207
	Optiv Security, Inc.
2,315,093	First Lien Term Loan, (6M USD LIBOR + 3.25%), 7.42%, due 2/1/2024	2,214,780
280,000	Second Lien Term Loan, (6M USD LIBOR + 7.25%), 11.42%, due 1/31/2025	259,000
3,420,943	Polaris Newco LLC, Term Loan B, (3M USD LIBOR + 4.00%), 7.67%, due 6/2/2028	3,117,813
505,000	Proofpoint, Inc., Second Lien Term Loan, (3M USD LIBOR + 6.25%), 9.32%, due 8/31/2029	484,800
1,211,102	Rackspace Technology Global, Inc., Term Loan B, (3M USD LIBOR + 2.75%), 5.62%, due 2/15/2028	763,334
500,000	RealPage, Inc., Second Lien Term Loan, (1M USD LIBOR + 6.50%), 10.25%, due 4/23/2029	480,000
	Redstone Holdco 2 LP
1,673,100	Term Loan, (3M USD LIBOR + 4.75%), 9.11%, due 4/27/2028	1,195,664
480,000	Second Lien Term Loan, (3M USD LIBOR + 7.75%), 12.11%, due 4/27/2029	328,459
462,782	Riverbed Technology, Inc., Term Loan, (1M USD LIBOR + 2.00%, 1M USD LIBOR + 6.00%), 2.00% – 9.20%, due 12/7/2026	170,943(k)
1,427,641	S2P Acquisition Borrower, Inc., Term Loan, (1M CME Term SOFR + 3.75%), 7.48%, due 8/14/2026	1,365,439
955,000	Sabre GLBL Inc., First Lien Term Loan, (1M CME Term SOFR + 5.00%), 8.83%, due 6/30/2028	876,213
603,641	Sovos Compliance, LLC, Term Loan, (1M USD LIBOR + 4.50%), 8.25%, due 8/11/2028	582,942
1,171,150	Storable, Inc., Term Loan B, (1M CME Term SOFR + 3.50%, 2M CME Term SOFR + 3.50%), 6.08% – 7.23%, due 4/17/2028	1,097,368(k)
1,020,000	Token Buyer, Inc., Term Loan B, (3M CME Term SOFR + 6.00%), 9.70%, due 5/31/2029	933,300(i)
	Ultimate Software Group, Inc. (The)
1,424,593	Term Loan, (3M USD LIBOR + 3.25%), 7.00%, due 5/4/2026	1,372,553
1,565,000	Second Lien Term Loan, (1M USD LIBOR + 5.25%), 9.00%, due 5/3/2027	1,435,887
	Vision Solutions, Inc.
875,983	Term Loan, (3M USD LIBOR + 4.00%), 8.36%, due 4/24/2028	750,428
835,000	Second Lien Term Loan, (3M USD LIBOR + 7.25%), 11.61%, due 4/23/2029	676,049
682,838	Weld North Education, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 7.50%, due 12/21/2027	669,611
		46,425,043
Entertainment 0.6%
1,000,000	888 Acquisitions Limited, Term Loan B, (3M CME Term SOFR + 5.25%), 8.28%, due 7/8/2028	842,500(i)
992,513	Great Canadian Gaming Corporation, Term Loan, (3M USD LIBOR + 4.00%), 7.60%, due 11/1/2026	962,320
866,250	Herschend Entertainment Company, LLC, Term Loan, (1M USD LIBOR + 3.75%), 7.56%, due 8/27/2028	856,505
		2,661,325
Equipment Leasing 0.2%
1,166,287	PECF USS Intermediate Holding III Corporation, Term Loan B, (1M USD LIBOR + 4.25%), 8.00%, due 12/15/2028	895,545
Financial Intermediaries 3.8%
1,108,800	Apex Group Treasury LLC, Term Loan, (3M USD LIBOR + 3.75%), 6.56%, due 7/27/2028	1,064,448
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
Principal Amount		Value

Financial Intermediaries – cont'd
	Asurion LLC
$ 2,785,000	Second Lien Term Loan B3, (1M USD LIBOR + 5.25%), 9.00%, due 1/31/2028	$ 1,951,255
1,375,000	Second Lien Term Loan B4, (1M USD LIBOR + 5.25%), 9.00%, due 1/20/2029	952,188
1,880,288	Blackstone Mortgage Trust, Inc., Term Loan B4, (1M CME Term SOFR + 3.50%), 7.23%, due 5/9/2029	1,828,580(i)
1,146,362	Camelot U.S. Acquisition LLC, Term Loan B, (1M USD LIBOR + 3.00%), 6.75%, due 10/30/2026	1,126,782
2,550,000	Citco Group Limited (The), Term Loan B, due 4/19/2028	2,527,687(i)(l)(m)
	Edelman Financial Center, LLC
1,425,000	Second Lien Term Loan, (1M USD LIBOR + 6.75%), 10.50%, due 7/20/2026	1,284,281
1,414,274	Term Loan B, (1M USD LIBOR + 3.50%), 7.25%, due 4/7/2028	1,316,519
1,400,000	Galaxy US Opco, Inc., Term Loan, (1M CME Term SOFR + 4.75%), 8.48%, due 4/29/2029	1,267,000(i)
1,156,701	GT Polaris, Inc., Term Loan, (3M USD LIBOR + 3.75%), 8.16%, due 9/24/2027	1,052,598
1,074,600	Mediaocean LLC, Term Loan, (1M USD LIBOR + 3.50%), 7.25%, due 12/15/2028	1,011,016
1,495,000	OEG Borrower, LLC, Term Loan, (3M CME Term SOFR + 5.00%), 8.44%, due 6/18/2029	1,427,725(i)
	Sedgwick Claims Management Services, Inc.
730,463	Term Loan B, (1M USD LIBOR + 3.75%), 7.50%, due 9/3/2026	711,514
247,200	Term Loan B3, (1M USD LIBOR + 4.25%), 8.00%, due 9/3/2026	240,325
		17,761,918
Food Products 0.2%
667,317	Sovos Brands Intermediate, Inc., Term Loan, (3M USD LIBOR + 3.50%), 7.91%, due 6/8/2028	637,842
512,200	WOOF Holdings, Inc., First Lien Term Loan, (3M USD LIBOR + 3.75%), 7.32%, due 12/21/2027	489,151(i)
		1,126,993
Health Care 10.2%
192,127	AHP Health Partners, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 7.25%, due 8/24/2028	182,281
3,804,089	Athenahealth, Inc., Term Loan B, (1M CME Term SOFR + 3.50%), 6.97%, due 2/15/2029	3,468,074
2,320,780	Auris Luxembourg III S.a.r.l., Term Loan B2, (2M USD LIBOR + 3.75%, 3M USD LIBOR + 3.75%, 6M USD LIBOR + 3.75%), 7.82% – 8.68%, due 2/27/2026	1,972,663(k)
	Aveanna Healthcare, LLC
23,264	Term Loan, (1M USD LIBOR + 3.75%), 3.75%, due 7/17/2028	18,588
954,585	Term Loan B, (1M USD LIBOR + 3.75%), 7.32%, due 7/17/2028	762,713
905,000	Second Lien Term Loan, (1M USD LIBOR + 7.00%), 10.57%, due 12/10/2029	624,450(i)
806,850	Bella Holding Company, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 7.50%, due 5/10/2028	748,757
872,484	CHG Healthcare Services, Inc., Term Loan, (3M USD LIBOR + 3.25%), 7.00%, due 9/29/2028	845,376
	Confluent Health, LLC
80,043	Term Loan, (1M USD LIBOR + 4.00%), 7.50% – 7.75%, due 11/30/2028	71,738(k)
1,027,712	Term Loan B, (1M USD LIBOR + 4.00%), 7.75%, due 11/30/2028	921,087
1,611,900	Confluent Medical Technologies, Inc., Term Loan, (3M CME Term SOFR + 3.75%), 7.30%, due 2/16/2029	1,507,126(i)
1,985,274	Curium BidCo S.a r.l., Term Loan, (3M USD LIBOR + 4.25%), 7.92%, due 12/2/2027	1,873,602
1,218,875	Electron BidCo, Inc., Term Loan, (1M USD LIBOR + 3.00%), 6.75%, due 11/1/2028	1,176,592
	Envision Healthcare Corporation
1,076,700	Term Loan, (3M CME Term SOFR + 3.75%), 6.33%, due 3/31/2027	264,868
2,289,418	Term Loan, (3M CME Term SOFR + 4.25%), 6.83%, due 3/31/2027	892,873
414,384	Term Loan, (3M CME Term SOFR + 7.88%), 11.60%, due 3/31/2027	377,090
716,908	Heartland Dental, LLC, First Lien Term Loan, (1M USD LIBOR + 3.50%), 7.25%, due 4/30/2025	668,072
1,680,000	Impala Bidco 0 Limited, Term Loan, (1M CME Term SOFR + 4.60%), 7.61%, due 6/8/2028	1,516,200(i)
844,313	Insulet Corporation, Term Loan B, (1M USD LIBOR + 3.25%), 7.00%, due 5/4/2028	824,260
	MedAssets Software Intermediate Holdings, Inc.
2,582,025	Term Loan, (1M USD LIBOR + 4.00%), 7.75%, due 12/18/2028	2,446,469(i)
860,000	Second Lien Term Loan, (1M USD LIBOR + 6.75%), 10.50%, due 12/17/2029	734,870
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
Principal Amount		Value

Health Care – cont'd
$ 285,740	Medical Solutions Holdings, Inc., First Lien Term Loan, (3M USD LIBOR + 3.50%), 6.38%, due 11/1/2028	$ 275,025
800,963	Medline Borrower, LP, Term Loan B, (1M USD LIBOR + 3.25%), 7.00%, due 10/23/2028	735,548(l)(m)
3,166,511	MPH Acquisition Holdings LLC, Term Loan B, (3M USD LIBOR + 4.25%), 7.32%, due 9/1/2028	2,936,433
	National Mentor Holdings, Inc.
590,346	Term Loan, (1M USD LIBOR + 3.75%, 3M USD LIBOR + 3.75%), 7.43% – 7.51%, due 3/2/2028	418,609(k)
19,242	Term Loan C, (3M USD LIBOR + 3.75%), 7.43%, due 3/2/2028	13,644
410,000	Second Lien Term Loan, (3M USD LIBOR + 7.25%), 10.93%, due 3/2/2029	276,750
1,626,468	Navicure, Inc., Term Loan B, (1M USD LIBOR + 4.00%), 7.75%, due 10/22/2026	1,578,699
1,223,850	Parexel International Corporation, First Lien Term Loan, (1M USD LIBOR + 3.25%), 7.00%, due 11/15/2028	1,176,891
1,608,352	Pearl Intermediate Parent LLC, Second Lien Term Loan, (1M USD LIBOR + 6.25%), 10.00%, due 2/13/2026	1,517,207
2,244,536	PetVet Care Centers, LLC, Term Loan B3, (1M USD LIBOR + 3.50%), 7.25%, due 2/14/2025	2,099,764
738,750	Project Ruby Ultimate Parent Corp., Term Loan, (1M USD LIBOR + 3.25%), 7.00%, due 3/10/2028	694,078
429,563	Quantum Health, Inc., Term Loan, (1M USD LIBOR + 4.50%, 3M USD LIBOR + 4.50%), 8.17% – 8.25%, due 12/22/2027	395,198(i)(k)
1,154,719	RegionalCare Hospital Partners Holdings, Inc., Term Loan B, (3M USD LIBOR + 3.75%), 8.16%, due 11/16/2025	1,017,596(l)(m)
890,525	Sharp Midco LLC, Term Loan B, (3M USD LIBOR + 4.00%), 7.67%, due 12/31/2028	854,904(i)
215,000	Sound Inpatient Physicians, Second Lien Term Loan, (1M USD LIBOR + 6.75%), 10.50%, due 6/26/2026	167,070
1,448,964	Southern Veterinary Partners, LLC, Term Loan, (1M USD LIBOR + 4.00%), 7.75%, due 10/5/2027	1,371,082(l)(m)
	Summit Behavioral Healthcare LLC
1,621,850	First Lien Term Loan, (3M USD LIBOR + 4.75%), 7.73%, due 11/24/2028	1,508,320(i)
360,000	Second Lien Term Loan, (3M USD LIBOR + 7.75%), 10.73%, due 11/26/2029	316,800(i)
4,119,993	Team Health Holdings, Inc., Term Loan B, (1M SOFR + 5.25%), 8.98%, due 3/2/2027	3,409,294
	Team Services Group
1,340,834	Term Loan, (6M USD LIBOR + 5.00%), 9.93%, due 12/20/2027	1,267,088(i)
75,000	Second Lien Term Loan, (6M USD LIBOR + 9.00%), 13.93%, due 12/18/2028	70,500(i)
	U.S. Anesthesia Partners, Inc.
1,361,250	Term Loan, (1M USD LIBOR + 4.25%), 7.38%, due 10/1/2028	1,289,784
345,000	Second Lien Term Loan, (1M USD LIBOR + 7.50%), 10.63%, due 10/1/2029	317,400(i)
1,401,600	Verscend Holding Corp., Term Loan B, (1M USD LIBOR + 4.00%), 7.75%, due 8/27/2025	1,382,328
		46,987,761
Home Furnishings 0.2%
496,053	Hoffmaster Group, Inc., First Lien Term Loan, (3M USD LIBOR + 4.00%), 7.67%, due 11/21/2023	447,405
342,729	Weber-Stephen Products LLC, Term Loan B, (1M USD LIBOR + 3.25%), 7.00%, due 10/30/2027	282,110
		729,515
Industrial Equipment 4.9%
	Apex Tool Group, LLC
1,142,138	Term Loan, (1M CME Term SOFR + 5.25%), 8.62%, due 2/8/2029	982,958
455,000	Second Lien Term Loan, (1M CME Term SOFR + 10.00%), 13.37%, due 2/8/2030	356,415
1,592,507	AZZ, Inc., Term Loan B, (1M CME Term SOFR + 4.25%), 8.08%, due 5/13/2029	1,578,572
	BCPE Empire Holdings, Inc.
1,349,562	Term Loan B, (1M USD LIBOR + 4.00%), 7.75%, due 6/11/2026	1,297,509
650,087	Term Loan, (1M USD LIBOR + 4.00%), 7.75%, due 6/11/2026	622,459
1,860,297	Circor International, Inc., Term Loan B, (1M USD LIBOR + 5.50%), 9.08%, due 12/20/2028	1,750,223
1,726,950	CMBF LLC, Term Loan, (1M USD LIBOR + 6.00%), 9.32%, due 8/2/2028	1,459,273(i)
816,945	Crosby US Acquisition Corp., Term Loan B, (1M USD LIBOR + 4.75%), 8.32%, due 6/26/2026	735,250(i)
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
Principal Amount		Value

Industrial Equipment – cont'd
	Engineered Machinery Holdings, Inc.
$ 1,939,365	Term Loan, (3M USD LIBOR + 3.75%), 7.42%, due 5/19/2028	$ 1,873,504
330,000	Second Lien Term Loan, (3M USD LIBOR + 6.00%), 9.67%, due 5/21/2029	305,250(i)
500,000	Second Lien Term Loan, (3M USD LIBOR + 6.50%), 10.17%, due 5/21/2029	465,000
527,979	Filtration Group Corporation, Term Loan, (1M USD LIBOR + 3.50%), 7.25%, due 10/21/2028	508,840
	Fluid-Flow Products, Inc.
1,122,283	Term Loan, (3M USD LIBOR + 3.75%), 7.42%, due 3/31/2028	1,059,155
550,000	Second Lien Term Loan, (3M USD LIBOR + 6.75%), 10.42%, due 3/16/2029	514,250
1,786,434	Granite Holdings US Acquisition Co., Term Loan B, (3M USD LIBOR + 4.00%), 7.69%, due 9/30/2026	1,738,433
1,393,291	Groupe Solmax, Inc., Term Loan, (3M USD LIBOR + 4.75%), 8.39%, due 5/29/2028	1,208,680
1,905,875	Madison IAQ LLC, Term Loan, (3M USD LIBOR + 3.25%), 6.82%, due 6/21/2028	1,719,519
1,638,086	Pro Mach Group, Inc., Term Loan B, (1M USD LIBOR + 4.00%), 7.75%, due 8/31/2028	1,595,086
1,397,975	Restaurant Technologies, Inc., Term Loan B, (3M CME Term SOFR + 4.25%), 7.80%, due 4/2/2029	1,370,449
616,703	SPX Flow, Inc., Term Loan, (1M CME Term SOFR + 4.50%), 8.33%, due 4/5/2029	581,902
1,124,814	Star US Bidco LLC, Term Loan B, (1M USD LIBOR + 4.25%), 8.00%, due 3/17/2027	1,057,325
		22,780,052
Internet 0.3%
1,305,000	WatchGuard Technologies Inc., Term Loan, (1M CME Term SOFR + 5.25%), 8.98%, due 7/2/2029	1,223,438
Leisure Goods - Activities - Movies 1.1%
347,900	Banijay Entertainment S.A.S, Term Loan, (1M USD LIBOR + 3.75%), 6.88%, due 3/1/2025	337,682
	Carnival Corporation
745,043	Term Loan B, (6M USD LIBOR + 3.00%), 5.88%, due 6/30/2025	697,703
471,438	Term Loan B, (6M USD LIBOR + 3.25%), 6.13%, due 10/18/2028	431,073
	Creative Artists Agency, LLC
254,346	Term Loan B, due 11/27/2026	251,274(l)(m)
997,500	Term Loan B2, (1M CME Term SOFR + 4.25%), 7.98%, due 11/27/2026	982,538(i)
448,119	Emerald Expositions Holding, Inc., Term Loan B, (1M USD LIBOR + 2.75%), 6.50%, due 5/22/2024	428,236
	Motion Finco S.a.r.l.
696,103	Term Loan B1, (3M USD LIBOR + 3.25%), 6.92%, due 11/12/2026	657,441
93,371	Term Loan B2, (3M USD LIBOR + 2.75%), 6.92%, due 11/12/2026	88,185
1,042,133	UFC Holdings, LLC, Term Loan B, (3M USD LIBOR + 2.75%), 7.11%, due 4/29/2026	1,017,383
		4,891,515
Lodging & Casinos 2.1%
1,123,650	Alterra Mountain Company, Term Loan, (1M USD LIBOR + 3.50%), 7.25%, due 8/17/2028	1,096,267
672,500	Aristocrat Technologies, Inc., Term Loan B, (3M CME Term SOFR + 2.25%), 5.90%, due 5/24/2029	671,659
3,470,000	GVC Holdings (Gibraltar) Limited, Term Loan B, due 10/18/2029	3,411,461(l)(m)
1,400,058	Playa Resorts Holding B.V., Term Loan B, (1M USD LIBOR + 2.75%), 6.50%, due 4/29/2024	1,361,990(l)(m)
1,660,000	Scientific Games Holdings LP, Term Loan B, (3M CME Term SOFR + 3.50%), 7.10%, due 4/4/2029	1,561,031
1,495,000	Stars Group Holdings B.V. (The), Term Loan B, (3M CME Term SOFR + 3.25%), 6.78%, due 7/22/2028	1,474,444
		9,576,852
Nonferrous Metals - Minerals 1.8%
3,520,128	Covia Holdings Corporation, Term Loan, (3M USD LIBOR + 4.00%), 7.75%, due 7/31/2026	3,342,362
1,297,122	Ozark Holdings LLC, Term Loan B, (1M USD LIBOR + 3.75%), 7.50%, due 12/16/2027	1,220,514
3,927,528	U.S. Silica Company, Term Loan B, (1M USD LIBOR + 4.00%), 7.81%, due 5/1/2025	3,802,358
		8,365,234
Oil & Gas 4.7%
1,995,000	AL GCX Holdings, LLC, Term Loan B, (3M CME Term SOFR + 3.75%), 7.57%, due 5/17/2029	1,975,888
1,208,243	AL NGPL Holdings, LLC, Term Loan B, (3M USD LIBOR + 3.75%), 7.53%, due 4/14/2028	1,195,255
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
Principal Amount		Value

Oil & Gas – cont'd
$ 2,694,868	BCP Renaissance Parent LLC, Term Loan B3, (3M CME Term SOFR + 3.50%), 7.05%, due 10/31/2026	$ 2,633,749
3,520,096	Brazos Delaware II, LLC, Term Loan B, (1M USD LIBOR + 4.00%), 7.50%, due 5/21/2025	3,479,756
1,686,181	CQP Holdco LP, Term Loan B, (3M USD LIBOR + 3.75%), 7.42%, due 6/5/2028	1,662,372
1,249,932	Freeport LNG Investments, LLLP, Term Loan B, (3M USD LIBOR + 3.50%), 7.74%, due 12/21/2028	1,166,736
1,042,125	Medallion Midland Acquisition, LLC, Term Loan, (1M USD LIBOR + 3.75%), 7.42%, due 10/18/2028	1,026,493
1,215,787	Oryx Midstream Services Permian Basin LLC, Term Loan B, (3M USD LIBOR + 3.25%), 6.21%, due 10/5/2028	1,196,201
3,561,878	Prairie ECI Acquiror LP, Term Loan B, (1M USD LIBOR + 4.75%), 8.50%, due 3/11/2026	3,349,840
1,786,500	TransMontaigne Operating Company L.P., Term Loan B, (1M USD LIBOR + 3.50%), 6.99% – 7.07%, due 11/17/2028	1,721,739(k)
1,276,627	Traverse Midstream Partners LLC, Term Loan, (1M CME Term SOFR + 4.25%), 7.98%, due 9/27/2024	1,261,205
1,253,540	Waterbridge Midstream Operating LLC, Term Loan B, (3M USD LIBOR + 5.75%), 9.13%, due 6/22/2026	1,226,514
		21,895,748
Packaging 0.5%
1,346,400	Reynolds Group Holdings, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 7.25%, due 9/24/2028	1,304,568
977,613	Ring Container Technologies Group, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 7.50%, due 8/12/2028	959,282
		2,263,850
Pipelines 0.3%
1,605,000	M6 ETX Holdings II Midco LLC, Term Loan B, (1M CME Term SOFR + 4.50%), 8.07%, due 9/19/2029	1,592,962
Property & Casualty Insurance 0.5%
881,100	Alliant Holdings Intermediate, LLC, Term Loan B4, (1M USD LIBOR + 3.50%), 6.98%, due 11/6/2027	849,786
1,386,000	Broadstreet Partners, Inc., Term Loan B2, (1M USD LIBOR + 3.25%), 7.00%, due 1/27/2027	1,327,968
		2,177,754
Publishing 0.6%
	Ascend Learning, LLC
2,185,366	Term Loan, (1M USD LIBOR + 3.50%), 7.13%, due 12/11/2028	2,000,222
725,000	Second Lien Term Loan, (1M USD LIBOR + 5.75%), 9.50%, due 12/10/2029	613,531
		2,613,753
Radio & Television 0.3%
292,770	Diamond Sports Group, LLC, Second Lien Term Loan, (1M CME Term SOFR + 3.35%), 6.46%, due 8/24/2026	56,797
1,231,409	Univision Communications Inc., Term Loan C5, (1M USD LIBOR + 2.75%), 6.50%, due 3/15/2024	1,223,048
		1,279,845
Regional Malls 0.1%
402,057	Brookfield Property REIT, Inc., First Lien Term Loan B, (1M CME Term SOFR + 2.50%), 6.33%, due 8/27/2025	392,259
Retail 0.1%
652,500	LIDS Holdings, Inc., Term Loan, (3M CME Term SOFR + 5.50%), 8.99%, due 12/14/2026	596,222(i)
Retailers (except food & drug) 2.4%
	CNT Holdings I Corp.
1,549,629	Term Loan, (3M CME Term SOFR + 3.50%), 7.24%, due 11/8/2027	1,505,852
655,000	Second Lien Term Loan, (3M USD LIBOR + 6.75%), 10.49%, due 11/6/2028	618,975
862,327	EG America LLC, Term Loan, (3M USD LIBOR + 4.00%), 7.67%, due 2/7/2025	780,191
886,114	EG Group Limited, Term Loan, (3M USD LIBOR + 4.25%), 7.92%, due 3/31/2026	804,813
3,255,670	Great Outdoors Group, LLC, Term Loan B1, (1M USD LIBOR + 3.75%), 7.50%, due 3/6/2028	3,058,702
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
Principal Amount		Value

Retailers (except food & drug) – cont'd
$ 1,988,818	Les Schwab Tire Centers, Term Loan B, (3M USD LIBOR + 3.25%), 6.58%, due 11/2/2027	$ 1,924,181
45,972	Medical Solutions Holdings, Inc., Term Loan, (3M USD LIBOR + 3.50%), 3.50%, due 11/1/2028	44,247
1,039,175	Petco Health and Wellness Company, Inc., Term Loan B, (3M USD LIBOR + 3.25%), 6.92%, due 3/3/2028	994,896
1,459,555	PetSmart, Inc., Term Loan B, (1M USD LIBOR + 3.75%), 7.50%, due 2/11/2028	1,401,786
		11,133,643
Software 1.3%
3,120,000	CDK Global, Inc., Term Loan B, (3M CME Term SOFR + 4.50%), 8.11%, due 7/6/2029	3,050,455
495,000	Cloudera, Inc., Second Lien Term Loan, (1M USD LIBOR + 6.00%), 9.75%, due 10/8/2029	407,137
1,200,925	ConnectWise, LLC, Term Loan B, (3M USD LIBOR + 3.50%), 7.17%, due 9/29/2028	1,131,367
	Renaissance Holding Corp.
480,000	Second Lien Term Loan, (1M USD LIBOR + 7.00%), 10.75%, due 5/29/2026	456,514
1,167,075	Term Loan, (1M CME Term SOFR + 4.50%), 7.61%, due 3/30/2029	1,130,114
		6,175,587
Steel 0.5%
900,000	ChampionX Corporation, Term Loan B1, (1M CME Term SOFR + 3.25%), 6.62%, due 6/7/2029	897,300
1,336,338	TMS International Corp., Term Loan B2, (1M USD LIBOR + 2.75%, 3M USD LIBOR + 2.75%), 6.50% – 7.16%, due 8/14/2024	1,269,521(i)(k)
		2,166,821
Surface Transport 1.4%
1,666,625	Avis Budget Car Rental, LLC, Term Loan C, (1M CME Term SOFR + 3.50%), 7.33%, due 3/16/2029	1,644,409
	Hertz Corporation, (The)
934,769	Term Loan B, (1M USD LIBOR + 3.25%), 7.01%, due 6/30/2028	899,276
178,398	Term Loan C, (1M USD LIBOR + 3.25%), 7.01%, due 6/30/2028	171,624
	Kenan Advantage Group, Inc.
1,274,806	Term Loan B1, (1M USD LIBOR + 3.75%), 7.50%, due 3/24/2026	1,213,934
335,000	Second Lien Term Loan, (1M USD LIBOR + 7.25%), 11.00%, due 9/1/2027	306,106
2,570,974	PAI Holdco, Inc., Term Loan B, (3M USD LIBOR + 3.75%), 8.16%, due 10/28/2027	2,346,014
		6,581,363
Telecommunications 2.5%
428,625	CenturyLink, Inc., Term Loan B, (1M USD LIBOR + 2.25%), 6.00%, due 3/15/2027	398,544
1,260,475	Cincinnati Bell, Inc., Term Loan B2, (1M CME Term SOFR + 3.25%), 7.08%, due 11/22/2028	1,233,690
2,222,743	Connect Finco Sarl, Term Loan B, (1M USD LIBOR + 3.50%), 7.26%, due 12/11/2026	2,144,947
2,011,292	Consolidated Communications, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 7.31%, due 10/2/2027	1,675,024
1,495,149	Frontier Communications Corp., First Lien Term Loan, (3M USD LIBOR + 3.75%), 7.44%, due 5/1/2028	1,409,716
826,180	GTT Communications, Inc., Term Loan B, (3M USD LIBOR + 3.75%), 10.00%, due 5/31/2025	568,916(n)
330,000	Telesat Canada, Term Loan B5, (3M USD LIBOR + 2.75%), 7.17%, due 12/7/2026	170,316
1,895,250	ViaSat, Inc., Term Loan, (1M CME Term SOFR + 4.50%), 8.34%, due 3/2/2029	1,785,098
920,700	Voyage Australia Pty Limited, Term Loan B, (3M USD LIBOR + 3.50%), 7.74%, due 7/20/2028	887,325
	Zayo Group Holdings, Inc.
615,875	Term Loan, (1M USD LIBOR + 3.00%), 6.75%, due 3/9/2027	497,627
805,950	Term Loan B, (1M CME Term SOFR + 4.25%), 7.98%, due 3/9/2027	667,706
		11,438,909
Transportation 0.9%
895,500	ASP Dream Acquisition Co., LLC, Term Loan B, (1M CME Term SOFR + 4.25%), 8.08%, due 12/15/2028	859,680(i)
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
Principal Amount		Value

Transportation – cont'd
	LaserShip, Inc.
$ 881,100	Term Loan, (6M USD LIBOR + 4.50%), 7.38%, due 5/7/2028	$ 691,664 (i)
350,000	Second Lien Term Loan, (3M USD LIBOR + 7.50%), 10.38%, due 5/7/2029	238,000(i)
1,390,000	Latam Airlines Group S.A., Term Loan B, due 10/11/2027	1,313,550(i)(l)(m)
	Worldwide Express Operations, LLC
952,800	First Lien Term Loan, (3M USD LIBOR + 4.00%), 7.67%, due 7/26/2028	842,637
320,000	Second Lien Term Loan, (3M USD LIBOR + 7.00%), 10.67%, due 7/26/2029	264,000
		4,209,531
Utilities 2.9%
297,537	APLP Holdings Limited Partnership, Term Loan B, (3M USD LIBOR + 3.75%), 7.40%, due 5/14/2027	295,430
1,486,188	Artera Services, LLC, Term Loan, (3M USD LIBOR + 3.50%), 7.17%, due 3/6/2025	1,213,725
196,944	Astoria Energy LLC, Term Loan B, (1M USD LIBOR + 3.50%), 7.26%, due 12/10/2027	192,091
566,226	CPV Maryland Holding Company II, LLC, Term Loan B, (1M USD LIBOR + 4.00%), 7.75%, due 5/11/2028	558,202
537,193	Eastern Power, LLC, Term Loan B, (3M USD LIBOR + 3.75%), 7.42%, due 10/2/2025	457,199
238,248	Edgewater Generation, L.L.C., Term Loan, (1M USD LIBOR + 3.75%), 7.50%, due 12/13/2025	212,679
571,518	EFS Cogen Holdings I LLC, Term Loan B, (1M USD LIBOR + 3.50%, 3M USD LIBOR + 3.50%), 7.18% – 7.26%, due 10/1/2027	547,863(k)
3,376,360	Granite Generation LLC, Term Loan B, (1M USD LIBOR + 3.75%), 7.50%, due 11/9/2026	3,278,817
428,906	Kestrel Acquisition, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 8.01%, due 6/2/2025	406,084
	Lightstone Holdco LLC
2,082,566	Term Loan B, (3M SOFR + 5.75%), 9.48%, due 2/1/2027	1,876,392(l)(m)
117,788	Term Loan C, (3M SOFR + 5.75%), 9.48%, due 2/1/2027	106,127(l)(m)
	Lonestar II Generation Holdings LLC
1,235,773	Term Loan B, (1M USD LIBOR + 5.00%), 8.75%, due 4/20/2026	1,195,611
167,409	Term Loan C, (1M USD LIBOR + 5.00%), 8.75%, due 4/20/2026	161,969
638,106	Nautilus Power, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 8.00%, due 5/16/2024	489,249
846,450	Osmose Utilities Services, Inc., Term Loan, (1M USD LIBOR + 3.25%), 6.88%, due 6/23/2028	782,704
	USIC Holdings, Inc.
1,237,500	Term Loan, (1M USD LIBOR + 3.50%), 7.25%, due 5/12/2028	1,173,818
250,000	Second Lien Term Loan, (1M USD LIBOR + 6.50%), 10.25%, due 5/14/2029	228,125
455,361	West Deptford Energy Holdings, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 7.50%, due 8/3/2026	323,762
		13,499,847
Total Loan Assignments (Cost $427,633,322)		399,455,776

Convertible Bonds 0.2%
Cable & Satellite Television 0.2%
1,275,000	DISH Network Corp., 2.38%, due 3/15/2024 (Cost $1,242,703)	1,156,425
Number of Shares

Common Stocks 0.2%
Business Equipment & Services 0.1%
21,820	Brock Holdings III, Inc.	196,380*#(f)(i)
IT Services 0.0%(o)
4,020	Riverbed Technology, Inc.	1,005*(i)
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
Number of Shares		Value

Materials 0.1%
$ 39,703	Covia Holdings LLC	$516,139*
Media 0.0%(o)
17,308	iHeartMedia, Inc. Class A	143,310*
Total Common Stocks (Cost $1,056,613)		856,834

Short-Term Investments 6.0%
Investment Companies 6.0%
27,732,171	State Street Institutional U.S. Government Money Market Fund Premier Class, 3.01%(p) (Cost $27,732,171)	$27,732,171
Total Investments 101.2% (Cost $500,596,346)		468,098,219
Liabilities Less Other Assets (1.2)%		(5,618,907)(q)
Net Assets 100.0%		$462,479,312

*	Non-income producing security.
(a)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2022, these securities amounted to $32,476,613, which represents 7.0% of net assets of the Fund.

(b)	Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2022 and changes periodically.
(c)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(d)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.
(e)	Payment-in-kind (PIK) security.
(f)
Security fair valued as of October 31, 2022 in accordance with procedures approved by the valuation designee. Total value of all such securities at October 31, 2022 amounted to $2,294,959, which represents
0.5% of net assets of the Fund.

(g)	All or a portion of this security had not settled as of October 31, 2022 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.
(h)	When-issued security. Total value of all such securities at October 31, 2022 amounted to $1,584,000, which represents 0.3% of net assets of the Fund.
(i)	Value determined using significant unobservable inputs.
(j)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2022 amounted to $774,774, which represents 0.2% of net assets of the
Fund.

(k)	The stated interest rates represent the range of rates at October 31, 2022 of the underlying contracts within the Loan Assignment.
(l)	All or a portion of this security was purchased on a delayed delivery basis.
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
(m)	All or a portion of this security had not settled as of October 31, 2022 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.
(n)	Defaulted security.
(o)	Represents less than 0.05% of net assets of the Fund.
(p)	Represents 7-day effective yield as of October 31, 2022.
(q)	As of October 31, 2022, the value of unfunded loan commitments was $1,025,938 for the Fund (see Note A of the Notes to Financial Statements).
#   These securities have been deemed by Management to be illiquid, and are subject to restrictions on resale. At October 31, 2022, these securities amounted to $710,959, which represents 0.2% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 10/31/2022	Fair Value Percentage of Net Assets as of 10/31/2022
Brock Holdings III, Inc.	10/31/2017	$403,016	$196,380	0.1%
Brock Holdings Notes 2022	10/31/2017	445,282	514,579	0.1%
Total		$848,298	$710,959	0.2%

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$381,551,592	82.5%
Luxembourg	9,717,398	2.1%
France	8,223,450	1.8%
United Kingdom	7,656,712	1.7%
Canada	7,062,611	1.5%
Cayman Islands	5,799,944	1.3%
Netherlands	4,487,911	1.0%
Gibraltar	3,411,461	0.7%
Denmark	1,972,663	0.4%
Sweden	1,672,700	0.4%
Germany	1,575,256	0.3%
Spain	1,567,350	0.3%
Australia	1,558,984	0.3%
Ireland	1,474,444	0.3%
Chile	1,313,550	0.3%
Jersey	886,140	0.2%
Finland	433,882	0.1%
Short-Term Investments and Other Liabilities—Net	22,113,264	4.8%
	$462,479,312	100.0%
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
Derivative Instruments
At October 31, 2022, the Fund did not have any outstanding total return swaps.
For the year ended October 31, 2022, the average notional value for the months where the Fund had total return swaps outstanding was $21,204,669 for long positions.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Asset-Backed Securities	$—	$6,357,504	$—	$6,357,504
Corporate Bonds
Investments & Misc. Financial Services	—	—	514,579	514,579
Other Corporate Bonds#	—	32,024,930	—	32,024,930
Total Corporate Bonds	—	32,024,930	514,579	32,539,509
Loan Assignments
Aerospace & Defense	—	14,500,652	1,567,350	16,068,002
Building & Development	—	9,853,251	591,000	10,444,251
Building Materials	—	6,828,403	2,933,771	9,762,174
Business Equipment & Services	—	39,375,734	1,921,942	41,297,676
Chemicals	—	4,937,330	963,806	5,901,136
Clothing - Textiles	—	4,458,815	207,000	4,665,815
Communication Services	—	801,121	958,060	1,759,181
Diversified Financial Services	—	838,484	776,509	1,614,993
Ecological Services & Equipment	—	—	1,147,739	1,147,739
Electronics - Electrical	—	43,357,780	3,067,263	46,425,043
Entertainment	—	1,818,825	842,500	2,661,325
Financial Intermediaries	—	10,710,926	7,050,992	17,761,918
Food Products	—	637,842	489,151	1,126,993
Health Care	—	36,163,306	10,824,455	46,987,761
Industrial Equipment	—	20,280,279	2,499,773	22,780,052
Leisure Goods - Activities - Movies	—	3,908,977	982,538	4,891,515
Retail	—	—	596,222	596,222
Steel	—	897,300	1,269,521	2,166,821
Transportation	—	1,106,637	3,102,894	4,209,531
Other Loan Assignments#	—	157,187,628	—	157,187,628
Total Loan Assignments	—	357,663,290	41,792,486	399,455,776
Convertible Bonds#	—	1,156,425	—	1,156,425
Common Stocks
Business Equipment & Services	—	—	196,380	196,380
IT Services	—	—	1,005	1,005
Materials	—	516,139	—	516,139
Other Common Stocks#	143,310	—	—	143,310
Total Common Stocks	143,310	516,139	197,385	856,834
Short-Term Investments	—	27,732,171	—	27,732,171
Total Investments	$143,310	$425,450,459	$42,504,450	$468,098,219

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
(a)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2021	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2022	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2022
Investments in Securities:
Corporate Bonds(1)	$445	$—	$—	$—	$70	$—	$—	$—	$515	$—
Loan Assignments(2)	24,437	66	(139)	(2,895)	35,304	(7,326)	6,269	(13,924)	41,792	(2,756)
Common Stocks(1)(2)	835	—	—	(272)	120	—	—	(486)	197	(272)
Total	$25,717	$66	$(139)	$(3,167)	$35,494	$(7,326)	$6,269	$(14,410)	$42,504	$(3,028)

(1) Quantitative Information about Level 3 Fair Value Measurements:
Investment type	Fair value at 10/31/2022	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Common Stocks	$196,380	Market Approach	Enterprise value/ EBITDA multiple(c) (EV/EBITDA)	13.0x	13.0x	Increase
Corporate Bonds	514,479	Market Approach	Conversion Value	100.00	100.00	Increase
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(c) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(2) Securities categorized as Level 3 were valued using a single quotation obtained from a dealer. The
Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^
October 31, 2022

Principal Amount		Value
Asset-Backed Securities 0.9%
$1,000,000	37 Capital CLO Ltd., Ser. 2021-1A, Class E, (3M USD LIBOR + 7.20%), 11.28%, due 10/15/2034	$ 854,013 (a)(b)
500,000	AIG CLO Ltd., Ser. 2019-1A, Class ER, (3M CME Term SOFR + 6.70%), 10.63%, due 4/18/2035	431,134(a)(b)
1,000,000	Barings CLO Ltd., Ser. 2017-1A, Class E, (3M USD LIBOR + 6.00%), 10.19%, due 7/18/2029	839,886(a)(b)
1,000,000	Bristol Park CLO Ltd., Ser. 2016-1A, Class ER, (3M USD LIBOR + 7.00%), 11.08%, due 4/15/2029	868,036(a)(b)
1,350,000	Crown City CLO II, Ser. 2020-2A, Class DR, (3M CME Term SOFR + 7.11%), 11.07%, due 4/20/2035	1,124,421(a)(b)
1,222,200	Galaxy XV CLO Ltd., Ser. 2013-15A, Class ER, (3M USD LIBOR + 6.65%), 10.72%, due 10/15/2030	994,017(a)(b)
650,000	Gilbert Park CLO Ltd., Ser. 2017-1A, Class E, (3M USD LIBOR + 6.40%), 10.48%, due 10/15/2030	532,348(a)(b)
600,000	Post CLO Ltd., Ser. 2018-1A, Class E, (3M USD LIBOR + 5.87%), 9.95%, due 4/16/2031	528,104(a)(b)
875,000	Sandstone Peak Ltd., Ser. 2021-1A, Class E, (3M USD LIBOR + 6.80%), 10.88%, due 10/15/2034	748,392(a)(b)
500,000	Voya CLO Ltd., Ser. 2019-2A, Class E, (3M USD LIBOR + 6.60%), 10.84%, due 7/20/2032	426,077(a)(b)
Total Asset-Backed Securities (Cost $8,558,451)		7,346,428

Corporate Bonds 87.1%
Aerospace & Defense 0.7%
TransDigm, Inc.
2,320,000	6.25%, due 3/15/2026	2,288,471(a)
2,160,000	6.38%, due 6/15/2026	2,084,400
1,775,000	7.50%, due 3/15/2027	1,749,050
6,121,921
Air Transportation 3.2%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
9,673,000	5.50%, due 4/20/2026	9,211,808(a)
7,180,000	5.75%, due 4/20/2029	6,533,800(a)
Latam Airlines Group SA
1,240,000	13.38%, due 10/15/2027	1,218,300(a)
990,000	13.38%, due 10/15/2029	985,050(a)
United Airlines, Inc.
2,650,000	4.38%, due 4/15/2026	2,418,543(a)
1,755,000	4.63%, due 4/15/2029	1,501,034(a)
VistaJet Malta Finance PLC/XO Management Holding, Inc.
2,805,000	7.88%, due 5/1/2027	2,528,562(a)
2,940,000	6.38%, due 2/1/2030	2,441,215(a)
26,838,312
Auto Loans 0.7%
Ford Motor Credit Co. LLC
1,710,000	4.06%, due 11/1/2024	1,639,463
1,810,000	4.39%, due 1/8/2026	1,670,067
1,885,000	4.13%, due 8/17/2027	1,673,974
925,000	5.11%, due 5/3/2029	826,950
5,810,454
Auto Parts & Equipment 0.6%
1,060,000	Adient Global Holdings Ltd., 4.88%, due 8/15/2026	948,700(a)
945,000	Dana, Inc., 4.50%, due 2/15/2032	722,534
Goodyear Tire & Rubber Co.
2,055,000	5.00%, due 5/31/2026	1,979,355
630,000	5.25%, due 4/30/2031	530,120
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Principal Amount		Value

Auto Parts & Equipment – cont'd
$1,130,000	IHO Verwaltungs GmbH, 6.38% Cash/7.13% PIK, due 5/15/2029	$ 964,263 (a)(c)
5,144,972
Automakers 0.8%
Ford Motor Co.
2,560,000	9.63%, due 4/22/2030	2,857,724
1,342,000	7.45%, due 7/16/2031	1,346,737
565,000	5.29%, due 12/8/2046	418,287
Jaguar Land Rover Automotive PLC
895,000	5.88%, due 1/15/2028	662,045(a)
2,495,000	5.50%, due 7/15/2029	1,763,865(a)
7,048,658
Banking 0.7%
2,190,000	Bank of America Corp., Ser. TT, 6.13%, due 4/27/2027	2,069,550(d)(e)
2,435,000	JPMorgan Chase & Co., Ser. HH, 4.60%, due 2/1/2025	2,172,994(d)(e)
1,110,000	PNC Financial Services Group, Inc., Ser. T, 3.40%, due 9/15/2026	828,338(d)(e)
860,000	Truist Financial Corp., Ser. P, 4.95%, due 9/1/2025	823,450(d)(e)
5,894,332
Brokerage 0.2%
LPL Holdings, Inc.
850,000	4.63%, due 11/15/2027	782,825(a)
815,000	4.00%, due 3/15/2029	711,324(a)
1,494,149
Building & Construction 1.4%
Global Infrastructure Solutions, Inc.
5,970,000	5.63%, due 6/1/2029	4,414,490(a)
1,570,000	7.50%, due 4/15/2032	1,161,817(a)
2,635,000	KB Home, 7.25%, due 7/15/2030	2,434,081
Mattamy Group Corp.
570,000	5.25%, due 12/15/2027	487,037(a)
540,000	4.63%, due 3/1/2030	421,064(a)
1,250,000	MDC Holdings, Inc., 2.50%, due 1/15/2031	834,525
1,020,000	Toll Brothers Finance Corp., 3.80%, due 11/1/2029	828,220
905,000	Tri Pointe Homes, Inc., 5.25%, due 6/1/2027	778,312
11,359,546
Building Materials 1.9%
1,955,000	Advanced Drainage Systems, Inc., 6.38%, due 6/15/2030	1,889,292(a)
Builders FirstSource, Inc.
610,000	5.00%, due 3/1/2030	523,889(a)
1,750,000	6.38%, due 6/15/2032	1,609,475(a)
3,715,000	Camelot Return Merger Sub, Inc., 8.75%, due 8/1/2028	3,092,737(a)
2,380,000	Cornerstone Building Brands, Inc., 6.13%, due 1/15/2029	1,487,500(a)
Jeld-Wen, Inc.
2,380,000	4.63%, due 12/15/2025	1,963,500(a)
2,760,000	4.88%, due 12/15/2027	2,058,629(a)
610,000	Masonite Int'l Corp., 5.38%, due 2/1/2028	558,431(a)
1,550,000	MIWD Holdco II LLC/MIWD Finance Corp., 5.50%, due 2/1/2030	1,195,562(a)
2,395,000	Standard Industries, Inc., 4.38%, due 7/15/2030	1,936,477(a)
16,315,492
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Principal Amount		Value

Cable & Satellite Television 4.2%
CCO Holdings LLC/CCO Holdings Capital Corp.
$6,340,000	5.00%, due 2/1/2028	$ 5,737,700(a)
3,300,000	6.38%, due 9/1/2029	3,040,902(a)
1,830,000	4.75%, due 3/1/2030	1,537,932(a)
2,660,000	4.50%, due 8/15/2030	2,158,750(a)
1,775,000	4.25%, due 2/1/2031	1,402,250(a)
2,300,000	4.50%, due 5/1/2032	1,817,000
1,150,000	4.25%, due 1/15/2034	845,250(a)
4,000,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.90%, due 6/1/2052	2,476,968
CSC Holdings LLC
935,000	5.50%, due 4/15/2027	876,562(a)
13,200,000	5.75%, due 1/15/2030	10,098,000(a)
1,925,000	4.63%, due 12/1/2030	1,385,562(a)
1,730,000	5.00%, due 11/15/2031	1,233,070(a)
DISH DBS Corp.
590,000	5.25%, due 12/1/2026	512,563(a)
2,675,000	5.13%, due 6/1/2029	1,796,659
1,085,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.50%, due 9/15/2028	683,550(a)
35,602,718
Chemicals 2.3%
1,795,000	Avient Corp., 7.13%, due 8/1/2030	1,716,505(a)
1,425,000	Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, due 6/15/2027	1,298,493(a)
1,115,000	Cheever Escrow Issuer LLC, 7.13%, due 10/1/2027	1,023,570(a)
NOVA Chemicals Corp.
935,000	4.88%, due 6/1/2024	909,287(a)
2,445,000	5.25%, due 6/1/2027	2,182,358(a)
Olympus Water U.S. Holding Corp.
3,220,000	4.25%, due 10/1/2028	2,614,038(a)
1,290,000	6.25%, due 10/1/2029	893,267(a)
1,825,000	PMHC II, Inc., 9.00%, due 2/15/2030	1,202,489(a)
3,255,000	SCIH Salt Holdings, Inc., 6.63%, due 5/1/2029	2,612,605(a)
1,735,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, due 11/1/2026	1,379,204(a)
1,605,000	Tronox, Inc., 4.63%, due 3/15/2029	1,239,527(a)
WR Grace Holdings LLC
480,000	4.88%, due 6/15/2027	420,000(a)
2,650,000	5.63%, due 8/15/2029	2,048,397(a)
19,539,740
Consumer - Commercial Lease Financing 3.2%
1,142,000	AerCap Global Aviation Trust, 6.50%, due 6/15/2045	1,042,075(a)(d)
1,705,000	Ally Financial, Inc., 5.75%, due 11/20/2025	1,640,345
1,310,000	Avolon Holdings Funding Ltd., 5.25%, due 5/15/2024	1,267,902(a)
9,017,905	Global Aircraft Leasing Co. Ltd., 6.50% Cash/7.25% PIK, due 9/15/2024	7,240,637(a)(c)
OneMain Finance Corp.
8,125,000	3.50%, due 1/15/2027	6,659,360
980,000	3.88%, due 9/15/2028	763,126
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Principal Amount		Value

Consumer - Commercial Lease Financing – cont'd
Springleaf Finance Corp.
$1,580,000	6.88%, due 3/15/2025	$ 1,532,600
4,210,000	7.13%, due 3/15/2026	4,054,230
1,960,000	6.63%, due 1/15/2028	1,780,523
1,200,000	5.38%, due 11/15/2029	984,000
26,964,798
Diversified Capital Goods 0.3%
3,145,000	Resideo Funding, Inc., 4.00%, due 9/1/2029	2,578,900(a)
290,000	Stevens Holding Co, Inc., 6.13%, due 10/1/2026	290,377(a)
2,869,277
Electric - Generation 2.9%
Calpine Corp.
1,340,000	4.50%, due 2/15/2028	1,204,248(a)
1,130,000	5.13%, due 3/15/2028	1,001,874(a)
1,710,000	4.63%, due 2/1/2029	1,436,783(a)
3,384,000	5.00%, due 2/1/2031	2,859,220(a)
2,670,000	Leeward Renewable Energy Operations LLC, 4.25%, due 7/1/2029	2,162,700(a)
NRG Energy, Inc.
1,765,000	5.25%, due 6/15/2029	1,601,738(a)
1,055,000	3.63%, due 2/15/2031	839,537(a)
2,030,000	Sunnova Energy Corp., 5.88%, due 9/1/2026	1,786,400(a)
4,145,000	Vistra Corp., 7.00%, due 12/15/2026	3,666,687(a)(d)(e)
Vistra Operations Co. LLC
1,455,000	5.50%, due 9/1/2026	1,396,800(a)
2,980,000	5.63%, due 2/15/2027	2,840,775(a)
4,645,000	4.38%, due 5/1/2029	3,972,752(a)
24,769,514
Electronics 0.7%
980,000	Amkor Technology, Inc., 6.63%, due 9/15/2027	967,426(a)
1,178,000	Clarios Global L.P., 6.75%, due 5/15/2025	1,178,601(a)
Sensata Technologies BV
2,715,000	4.00%, due 4/15/2029	2,286,573(a)
1,465,000	5.88%, due 9/1/2030	1,391,750(a)
5,824,350
Energy - Exploration & Production 6.0%
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
625,000	7.00%, due 11/1/2026	615,625(a)
1,134,000	9.00%, due 11/1/2027	1,383,480(a)
2,375,000	8.25%, due 12/31/2028	2,291,875(a)
5,515,000	5.88%, due 6/30/2029	4,839,412(a)
Callon Petroleum Co.
2,110,000	8.00%, due 8/1/2028	2,102,214(a)
1,490,000	7.50%, due 6/15/2030	1,415,202(a)
3,675,000	Chesapeake Energy Corp., 6.75%, due 4/15/2029	3,599,564(a)
3,405,000	Colgate Energy Partners III LLC, 5.88%, due 7/1/2029	3,174,345(a)
Comstock Resources, Inc.
3,065,000	6.75%, due 3/1/2029	2,934,738(a)
5,820,000	5.88%, due 1/15/2030	5,252,084(a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Principal Amount		Value

Energy - Exploration & Production – cont'd
Hilcorp Energy I L.P./Hilcorp Finance Co.
$955,000	6.25%, due 11/1/2028	$ 897,700 (a)
1,392,000	5.75%, due 2/1/2029	1,273,680(a)
2,210,000	6.00%, due 4/15/2030	2,001,164(a)
2,183,000	6.00%, due 2/1/2031	1,980,920(a)
3,935,000	Northern Oil and Gas, Inc., 8.13%, due 3/1/2028	3,816,950(a)
Occidental Petroleum Corp.
4,360,000	6.13%, due 1/1/2031	4,371,467
4,450,000	7.50%, due 5/1/2031	4,783,750
1,560,000	Rockcliff Energy II LLC, 5.50%, due 10/15/2029	1,389,383(a)
3,100,000	Southwestern Energy Co., 4.75%, due 2/1/2032	2,675,920
50,799,473
Food - Wholesale 1.2%
Performance Food Group, Inc.
1,755,000	6.88%, due 5/1/2025	1,750,876(a)
4,350,000	5.50%, due 10/15/2027	4,111,707(a)
3,015,000	Pilgrim's Pride Corp., 4.25%, due 4/15/2031	2,510,927(a)
U.S. Foods, Inc.
1,065,000	6.25%, due 4/15/2025	1,059,877(a)
1,220,000	4.75%, due 2/15/2029	1,081,225(a)
10,514,612
Food & Drug Retailers 0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
1,030,000	3.50%, due 3/15/2029	852,325(a)
965,000	4.88%, due 2/15/2030	856,438(a)
1,708,763
Forestry & Paper 0.3%
1,970,000	Ahlstrom-Munksjo Holding 3 Oy, 4.88%, due 2/4/2028	1,568,346(a)
1,415,000	Glatfelter Corp., 4.75%, due 11/15/2029	910,906(a)
2,479,252
Gaming 1.4%
Caesars Entertainment, Inc.
1,080,000	6.25%, due 7/1/2025	1,053,791(a)
1,225,000	4.63%, due 10/15/2029	980,000(a)
445,000	Churchill Downs, Inc., 5.50%, due 4/1/2027	425,322(a)
615,000	Everi Holdings, Inc., 5.00%, due 7/15/2029	535,819(a)
825,000	Golden Entertainment, Inc., 7.63%, due 4/15/2026	810,562(a)
1,075,000	Midwest Gaming Borrower LLC, 4.88%, due 5/1/2029	909,060(a)
930,000	Penn Entertainment, Inc., 5.63%, due 1/15/2027	845,754(a)
1,900,000	Raptor Acquisition Corp./Raptor Co-Issuer LLC, 4.88%, due 11/1/2026	1,676,750(a)
2,130,000	SC Games Holdings L.P./U.S. FinCo LLC, 6.63%, due 3/1/2030	1,830,480(a)
1,689,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, due 3/1/2025	1,598,605(a)
1,225,000	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, due 10/1/2029	974,445(a)
11,640,588
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Principal Amount		Value

Gas Distribution 9.8%
	Antero Midstream Partners L.P./Antero Midstream Finance Corp.
$1,625,000	7.88%, due 5/15/2026	$ 1,657,500(a)
2,120,000	5.75%, due 3/1/2027	2,018,876(a)
685,000	5.38%, due 6/15/2029	624,926(a)
	Buckeye Partners L.P.
1,850,000	4.35%, due 10/15/2024	1,761,625
3,575,000	4.50%, due 3/1/2028	3,101,312(a)
3,110,000	5.85%, due 11/15/2043	2,333,501
2,390,000	5.60%, due 10/15/2044	1,768,600
	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.
245,000	5.75%, due 4/1/2025	238,875
1,386,000	5.63%, due 5/1/2027	1,303,640(a)
1,665,000	6.00%, due 2/1/2029	1,556,942(a)
2,019,000	8.00%, due 4/1/2029	2,019,000(a)
3,220,000	DCP Midstream LLC, 5.85%, due 5/21/2043	3,115,550(a)(d)
1,270,000	DT Midstream, Inc., 4.13%, due 6/15/2029	1,097,915(a)
1,780,000	EnLink Midstream LLC, 6.50%, due 9/1/2030	1,748,850(a)
	EnLink Midstream Partners L.P.
105,000	5.60%, due 4/1/2044	81,855
260,000	5.05%, due 4/1/2045	188,791
417,000	5.45%, due 6/1/2047	316,832
	EQM Midstream Partners L.P.
865,000	6.00%, due 7/1/2025	837,765(a)
925,000	7.50%, due 6/1/2027	913,438(a)
1,415,000	6.50%, due 7/1/2027	1,379,625(a)
1,610,000	4.50%, due 1/15/2029	1,368,500(a)
910,000	7.50%, due 6/1/2030	884,975(a)
	EQT Midstream Partners L.P.
2,935,000	4.13%, due 12/1/2026	2,593,479
1,222,000	5.50%, due 7/15/2028	1,091,405
	Genesis Energy L.P./Genesis Energy Finance Corp.
1,760,000	6.50%, due 10/1/2025	1,687,693
1,630,000	6.25%, due 5/15/2026	1,525,167
1,285,000	8.00%, due 1/15/2027	1,243,931
2,005,000	7.75%, due 2/1/2028	1,912,269
5,670,000	Harvest Midstream I L.P., 7.50%, due 9/1/2028	5,435,946(a)
3,285,000	Howard Midstream Energy Partners LLC, 6.75%, due 1/15/2027	2,980,355(a)
4,920,000	ITT Holdings LLC, 6.50%, due 8/1/2029	3,953,245(a)
1,980,000	Kinetik Holdings L.P., 5.88%, due 6/15/2030	1,857,583(a)
	New Fortress Energy, Inc.
1,940,000	6.75%, due 9/15/2025	1,904,510(a)
5,865,000	6.50%, due 9/30/2026	5,689,050(a)
3,410,000	Solaris Midstream Holdings LLC, 7.63%, due 4/1/2026	3,248,025(a)
330,000	Summit Midstream Holdings LLC, 8.50%, due 10/15/2026	316,800(f)(g)(h)
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
2,210,000	5.75%, due 4/15/2025	1,850,875
4,290,000	8.50%, due 10/15/2026	4,118,400(a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Principal Amount		Value

Gas Distribution – cont'd
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.
$740,000	7.50%, due 10/1/2025	$ 747,363 (a)
1,435,000	6.00%, due 3/1/2027	1,354,169(a)
4,670,000	5.50%, due 1/15/2028	4,187,309(a)
1,850,000	6.00%, due 12/31/2030	1,674,657(a)
3,725,000	6.00%, due 9/1/2031	3,315,782(a)
83,006,906
Health Facilities 1.2%
CHS/Community Health Systems, Inc.
730,000	5.63%, due 3/15/2027	581,715(a)
492,000	8.00%, due 12/15/2027	398,338(a)
40,000	6.00%, due 1/15/2029	29,694(a)
1,030,000	5.25%, due 5/15/2030	713,275(a)
1,025,000	Encompass Health Corp., 4.50%, due 2/1/2028	917,272
HCA, Inc.
960,000	5.50%, due 6/15/2047	801,923
2,425,000	3.50%, due 7/15/2051	1,510,578
1,445,000	Select Medical Corp., 6.25%, due 8/15/2026	1,377,425(a)
660,000	Surgery Center Holdings, Inc., 10.00%, due 4/15/2027	640,395(a)
Tenet Healthcare Corp.
1,080,000	4.63%, due 7/15/2024	1,053,000
2,140,000	6.13%, due 10/1/2028	1,852,170(a)
9,875,785
Health Services 1.5%
Consensus Cloud Solutions, Inc.
765,000	6.00%, due 10/15/2026	689,074(a)
3,698,000	6.50%, due 10/15/2028	3,264,155(a)
DaVita, Inc.
2,295,000	4.63%, due 6/1/2030	1,789,239(a)
4,035,000	3.75%, due 2/15/2031	2,917,426(a)
2,905,000	Envision Healthcare Corp., 8.75%, due 10/15/2026	871,500(a)
2,580,000	Team Health Holdings, Inc., 6.38%, due 2/1/2025	1,947,900(a)
1,635,000	U.S. Acute Care Solutions LLC, 6.38%, due 3/1/2026	1,482,406(a)
35,000	Verscend Escrow Corp., 9.75%, due 8/15/2026	35,106(a)
12,996,806
Hotels 0.3%
1,065,000	Hilton Domestic Operating Co., Inc., 4.88%, due 1/15/2030	954,506
765,000	Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 7.50%, due 6/1/2025	766,913(a)
810,000	Wyndham Hotels & Resorts, Inc., 4.38%, due 8/15/2028	713,059(a)
2,434,478
Insurance Brokerage 2.1%
7,983,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, due 10/15/2027	7,284,487(a)
670,000	AmWINS Group, Inc., 4.88%, due 6/30/2029	572,744(a)
AssuredPartners, Inc.
2,910,000	7.00%, due 8/15/2025	2,788,283(a)
2,435,000	5.63%, due 1/15/2029	2,002,788(a)
3,935,000	BroadStreet Partners, Inc., 5.88%, due 4/15/2029	3,158,127(a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Principal Amount		Value

Insurance Brokerage – cont'd
$2,146,000	GTCR AP Finance, Inc., 8.00%, due 5/15/2027	$ 2,044,459(a)
17,850,888
Investments & Misc. Financial Services 0.8%
950,000	Bank of New York Mellon Corp., Ser. H, 3.70%, due 3/20/2026	830,693(d)(e)
2,760,000	CQP Holdco L.P./BIP-V Chinook Holdco LLC, 5.50%, due 6/15/2031	2,449,500(a)
1,440,000	MoneyGram Int'l, Inc., 5.38%, due 8/1/2026	1,414,155(a)
MSCI, Inc.
1,890,000	4.00%, due 11/15/2029	1,641,125(a)
550,000	3.25%, due 8/15/2033	425,176(a)
6,760,649
Machinery 0.7%
845,000	Granite U.S. Holdings Corp., 11.00%, due 10/1/2027	790,075(a)
2,540,000	Shea Homes L.P./Shea Homes Funding Corp., 4.75%, due 2/15/2028	2,142,464(a)
2,540,000	SPX FLOW, Inc., 8.75%, due 4/1/2030	2,063,750(a)
975,000	Terex Corp., 5.00%, due 5/15/2029	869,749(a)
5,866,038
Managed Care 2.2%
Centene Corp.
3,000,000	4.63%, due 12/15/2029	2,715,000
2,795,000	3.38%, due 2/15/2030	2,322,086
1,690,000	2.50%, due 3/1/2031	1,297,075
830,000	HealthEquity, Inc., 4.50%, due 10/1/2029	725,213(a)
4,235,000	Molina Healthcare, Inc., 3.88%, due 5/15/2032	3,531,990(a)
MPH Acquisition Holdings LLC
2,080,000	5.50%, due 9/1/2028	1,795,561(a)
7,735,000	5.75%, due 11/1/2028	5,975,287(a)
18,362,212
Media Content 1.7%
2,725,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, due 8/15/2026	545,000(a)
1,370,000	iHeartCommunications, Inc., 6.38%, due 5/1/2026	1,305,172
Sirius XM Radio, Inc.
5,000,000	5.00%, due 8/1/2027	4,600,000(a)
1,205,000	4.00%, due 7/15/2028	1,035,911(a)
4,168,000	5.50%, due 7/1/2029	3,844,146(a)
1,457,000	4.13%, due 7/1/2030	1,192,247(a)
1,550,000	3.88%, due 9/1/2031	1,240,000(a)
505,000	WMG Acquisition Corp., 3.88%, due 7/15/2030	431,566(a)
14,194,042
Medical Products 0.7%
2,050,000	180 Medical, Inc., 3.88%, due 10/15/2029	1,732,250(a)
Medline Borrower L.P.
2,560,000	3.88%, due 4/1/2029	2,091,520(a)
2,815,000	5.25%, due 10/1/2029	2,192,181(a)
6,015,951
Metals - Mining Excluding Steel 0.4%
890,000	First Quantum Minerals Ltd., 6.88%, due 10/15/2027	827,546(a)
535,000	FMG Resources August 2006 Pty Ltd., 4.38%, due 4/1/2031	425,218(a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Principal Amount		Value

Metals - Mining Excluding Steel – cont'd
Hudbay Minerals, Inc.
$1,910,000	4.50%, due 4/1/2026	$ 1,675,576(a)
835,000	6.13%, due 4/1/2029	690,963(a)
3,619,303
Oil Field Equipment & Services 0.4%
1,355,000	Nabors Industries Ltd., 7.25%, due 1/15/2026	1,307,575(a)
1,995,000	Nabors Industries, Inc., 7.38%, due 5/15/2027	1,960,028(a)
3,267,603
Packaging 3.0%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
1,965,000	6.00%, due 6/15/2027	1,885,555(a)
170,000	4.00%, due 9/1/2029	128,960(a)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
2,800,000	4.13%, due 8/15/2026	2,408,000(a)
3,745,000	5.25%, due 8/15/2027	2,630,863(a)
430,000	Ball Corp., 5.25%, due 7/1/2025	424,414
1,630,000	Berry Global Escrow Corp., 5.63%, due 7/15/2027	1,545,974(a)
1,980,000	BWAY Holding Co., 7.25%, due 4/15/2025	1,782,193(a)
40,000	Canpack SA/Canpack US LLC, 3.13%, due 11/1/2025	34,713(a)
455,000	Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, due 9/30/2026	420,329
2,900,000	Graham Packaging Co., Inc., 7.13%, due 8/15/2028	2,376,879(a)
2,455,000	Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, due 9/15/2028	1,826,368(a)
2,950,000	Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc., 4.38%, due 10/15/2028	2,581,250(a)
180,000	Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC/Reynolds Group Issuer, Inc., 4.00%, due 10/15/2027	159,300(a)
1,485,000	Trident TPI Holdings, Inc., 9.25%, due 8/1/2024	1,385,047(a)
Trivium Packaging Finance BV
1,920,000	5.50%, due 8/15/2026	1,765,824(a)
4,360,000	8.50%, due 8/15/2027	4,099,320(a)
25,454,989
Personal & Household Products 0.3%
925,000	CD&R Smokey Buyer, Inc., 6.75%, due 7/15/2025	879,342(a)
1,825,000	Diamond BC BV, 4.63%, due 10/1/2029	1,340,663(a)
2,220,005
Pharmaceuticals 0.5%
1,700,000	Grifols Escrow Issuer SA, 4.75%, due 10/15/2028	1,328,125(a)
2,920,000	Organon & Co./Organon Foreign Debt Co-Issuer BV, 5.13%, due 4/30/2031	2,479,868(a)
3,807,993
Printing & Publishing 0.4%
McGraw-Hill Ed., Inc.
1,505,000	5.75%, due 8/1/2028	1,325,152(a)
1,995,000	8.00%, due 8/1/2029	1,698,244(a)
3,023,396
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Principal Amount		Value

Real Estate Development & Management 1.2%
Realogy Group LLC/Realogy Co-Issuer Corp.
$4,825,000	5.75%, due 1/15/2029	$ 3,467,969(a)
9,790,000	5.25%, due 4/15/2030	6,788,582(a)
10,256,551
Real Estate Investment Trusts 3.3%
2,325,000	American Finance Trust, Inc./American Finance Operating Partner L.P., 4.50%, due 9/30/2028	1,697,250(a)
505,000	Blackstone Mortgage Trust, Inc., 3.75%, due 1/15/2027	427,038(a)
1,070,000	EPR Properties, 3.75%, due 8/15/2029	786,756
1,100,000	GLP Capital LP/GLP Financing II, Inc., 3.25%, due 1/15/2032	819,951
Hospitality Properties Trust
2,032,000	4.35%, due 10/1/2024	1,865,945
960,000	4.95%, due 2/15/2027	777,178
655,000	3.95%, due 1/15/2028	481,441
Iron Mountain, Inc.
5,046,000	4.88%, due 9/15/2027	4,666,400(a)
2,759,000	5.25%, due 3/15/2028	2,538,280(a)
1,305,000	5.00%, due 7/15/2028	1,167,453(a)
2,670,000	4.88%, due 9/15/2029	2,295,532(a)
1,000,000	5.25%, due 7/15/2030	862,813(a)
MPT Operating Partnership L.P./MPT Finance Corp.
760,000	5.25%, due 8/1/2026	685,459
1,285,000	5.00%, due 10/15/2027	1,099,677
1,985,000	RHP Hotel Properties L.P./RHP Finance Corp., 4.50%, due 2/15/2029	1,741,838(a)
1,430,000	RLJ Lodging Trust L.P., 4.00%, due 9/15/2029	1,198,197(a)
1,355,000	Starwood Property Trust, Inc., 3.75%, due 12/31/2024	1,266,695(a)
1,010,000	VICI Properties L.P., 5.63%, due 5/15/2052	825,837
1,015,000	VICI Properties LP/VICI Note Co, Inc., 4.13%, due 8/15/2030	838,435(a)
1,410,000	XHR L.P., 6.38%, due 8/15/2025	1,381,822(a)
27,423,997
Recreation & Travel 2.1%
Carnival Corp.
2,570,000	7.63%, due 3/1/2026	1,932,511(a)
1,490,000	5.75%, due 3/1/2027	1,032,548(a)
1,955,000	Carnival Holdings Bermuda Ltd., 10.38%, due 5/1/2028	1,979,594(a)
1,140,000	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp./Millennium Op, 6.50%, due 10/1/2028	1,068,186
1,600,000	Lindblad Expeditions LLC, 6.75%, due 2/15/2027	1,423,354(a)
218,000	Motion Bondco Designated Activity Co., 6.63%, due 11/15/2027	182,374(a)
NCL Corp. Ltd.
1,885,000	3.63%, due 12/15/2024	1,635,628(a)
870,000	5.88%, due 3/15/2026	712,313(a)
1,265,000	5.88%, due 2/15/2027	1,129,013(a)
4,870,000	Royal Caribbean Cruises Ltd., 5.50%, due 4/1/2028	3,749,900(a)
Six Flags Entertainment Corp.
1,825,000	4.88%, due 7/31/2024	1,767,056(a)
1,205,000	5.50%, due 4/15/2027	1,084,500(a)
17,696,977
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Principal Amount		Value

Restaurants 0.4%
1011778 BC ULC/New Red Finance, Inc.
$150,000	3.50%, due 2/15/2029	$ 125,625 (a)
1,620,000	4.00%, due 10/15/2030	1,322,325(a)
1,995,000	Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, due 2/1/2026	1,745,625(a)
3,193,575
Software - Services 4.2%
3,360,000	Ahead DB Holdings LLC, 6.63%, due 5/1/2028	2,728,555(a)
2,155,000	Central Parent, Inc./Central Merger Sub, Inc., 7.25%, due 6/15/2029	2,059,771(a)
6,250,000	Condor Merger Sub, Inc., 7.38%, due 2/15/2030	5,169,208(a)
5,590,000	Endurance Int'l Group Holdings, Inc., 6.00%, due 2/15/2029	3,731,767(a)
1,080,000	Fair Isaac Corp., 5.25%, due 5/15/2026	1,068,876(a)
1,500,000	Match Group, Inc., 5.63%, due 2/15/2029	1,329,042(a)
NortonLifeLock, Inc.
1,175,000	6.75%, due 9/30/2027	1,158,309(a)
985,000	7.13%, due 9/30/2030	968,245(a)
Open Text Corp.
750,000	3.88%, due 2/15/2028	641,955(a)
2,885,000	3.88%, due 12/1/2029	2,286,362(a)
2,255,000	Open Text Holdings, Inc., 4.13%, due 12/1/2031	1,696,888(a)
5,115,000	Presidio Holdings, Inc., 8.25%, due 2/1/2028	4,552,350(a)
Rackspace Technology Global, Inc.
1,225,000	3.50%, due 2/15/2028	808,944(a)
10,400,000	5.38%, due 12/1/2028	4,377,776(a)
1,865,000	VM Consolidated, Inc., 5.50%, due 4/15/2029	1,628,061(a)
1,485,000	Ziff Davis, Inc., 4.63%, due 10/15/2030	1,255,152(a)
35,461,261
Specialty Retail 0.6%
205,000	Asbury Automotive Group, Inc., 4.63%, due 11/15/2029	168,612(a)
1,845,000	Foot Locker, Inc., 4.00%, due 10/1/2029	1,410,447(a)
1,385,000	Gap, Inc., 3.63%, due 10/1/2029	970,518(a)
1,070,000	Ken Garff Automotive LLC, 4.88%, due 9/15/2028	888,338(a)
2,255,000	LCM Investments Holdings II LLC, 4.88%, due 5/1/2029	1,902,138(a)
5,340,053
Steel Producers - Products 0.9%
1,120,000	Allegheny Technologies, Inc., 5.88%, due 12/1/2027	1,018,008
905,000	Allegheny Technologies, Inc., 4.88%, due 10/1/2029	760,946
1,890,000	Carpenter Technology Corp., 7.63%, due 3/15/2030	1,846,984
5,015,000	TMS Int'l Corp., 6.25%, due 4/15/2029	3,517,140(a)
7,143,078
Support - Services 6.0%
930,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.00%, due 6/1/2029	645,697(a)
195,000	APi Escrow Corp., 4.75%, due 10/15/2029	164,402(a)
970,000	APi Group DE, Inc., 4.13%, due 7/15/2029	777,930(a)
APX Group, Inc.
2,665,000	6.75%, due 2/15/2027	2,599,717(a)
3,880,000	5.75%, due 7/15/2029	3,054,918(a)
2,515,000	Aramark Services, Inc., 5.00%, due 2/1/2028	2,291,429(a)
3,660,000	ASGN, Inc., 4.63%, due 5/15/2028	3,254,582(a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Principal Amount		Value

Support - Services – cont'd
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
$1,400,000	5.75%, due 7/15/2027	$ 1,276,366(a)
2,700,000	5.38%, due 3/1/2029	2,338,941(a)
4,540,000	BCPE Empire Holdings, Inc., 7.63%, due 5/1/2027	4,147,055(a)
1,385,000	Beacon Roofing Supply, Inc., 4.50%, due 11/15/2026	1,263,961(a)
1,490,000	Clarivate Science Holdings Corp., 4.88%, due 7/1/2029	1,242,288(a)
Garda World Security Corp.
635,000	4.63%, due 2/15/2027	563,950(a)
2,635,000	6.00%, due 6/1/2029	2,053,508(a)
2,585,000	GYP Holdings III Corp., 4.63%, due 5/1/2029	2,041,444(a)
Hertz Corp.
990,000	4.63%, due 12/1/2026	843,975(a)
2,095,000	5.00%, due 12/1/2029	1,659,554(a)
2,140,000	KAR Auction Services, Inc., 5.13%, due 6/1/2025	2,060,735(a)
1,105,000	Korn/Ferry Int'l, 4.63%, due 12/15/2027	1,005,174(a)
600,000	PECF USS Intermediate Holding III Corp., 8.00%, due 11/15/2029	401,796(a)
Prime Security Services Borrower LLC/Prime Finance, Inc.
3,170,000	5.75%, due 4/15/2026	3,085,518(a)
3,955,000	6.25%, due 1/15/2028	3,634,587(a)
1,015,000	SRS Distribution, Inc., 6.13%, due 7/1/2029	825,360(a)
2,370,000	Summer BC Bidco B LLC, 5.50%, due 10/31/2026	1,886,073(a)
United Rentals N.A., Inc.
830,000	5.25%, due 1/15/2030	769,825
925,000	4.00%, due 7/15/2030	787,416
2,120,000	3.75%, due 1/15/2032	1,717,200
1,805,000	Univar Solutions USA, Inc., 5.13%, due 12/1/2027	1,669,625(a)
2,405,000	White Cap Parent LLC, 8.25% Cash/9.00% PIK, due 3/15/2026	2,032,225(a)(c)
775,000	ZipRecruiter, Inc., 5.00%, due 1/15/2030	634,066(a)
50,729,317
Technology Hardware & Equipment 1.5%
1,030,000	Ciena Corp. Co., 4.00%, due 1/31/2030	870,350(a)
CommScope Technologies LLC
659,000	6.00%, due 6/15/2025	614,517(a)
6,855,000	5.00%, due 3/15/2027	5,549,877(a)
CommScope, Inc.
1,470,000	7.13%, due 7/1/2028	1,244,984(a)
1,630,000	4.75%, due 9/1/2029	1,378,710(a)
3,645,000	Imola Merger Corp., 4.75%, due 5/15/2029	3,142,719(a)
12,801,157
Telecom - Wireless 1.1%
Sprint Capital Corp.
1,845,000	6.88%, due 11/15/2028	1,904,003
1,895,000	8.75%, due 3/15/2032	2,224,048
Sprint Corp.
420,000	7.13%, due 6/15/2024	424,599
345,000	7.63%, due 2/15/2025	354,488
T-Mobile USA, Inc.
1,990,000	4.75%, due 2/1/2028	1,883,495
2,550,000	3.38%, due 4/15/2029	2,207,918
8,998,551
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Principal Amount		Value

Telecom - Wireline Integrated & Services 6.4%
$5,625,000	Altice France Holding SA, 6.00%, due 2/15/2028	$ 3,637,524(a)
4,275,000	Altice France SA, 5.50%, due 1/15/2028	3,377,250(a)
3,475,000	Cablevision Lightpath LLC, 5.63%, due 9/15/2028	2,762,764(a)
Consolidated Communications, Inc.
2,200,000	5.00%, due 10/1/2028	1,704,681(a)
1,825,000	6.50%, due 10/1/2028	1,492,485(a)
Frontier Communications Corp.
960,000	5.88%, due 10/15/2027	883,033(a)
1,505,000	5.00%, due 5/1/2028	1,316,875(a)
4,025,000	5.88%, due 11/1/2029	3,135,535
2,395,000	6.00%, due 1/15/2030	1,872,890(a)
2,090,000	8.75%, due 5/15/2030	2,134,412(a)
Iliad Holding SASU
1,050,000	6.50%, due 10/15/2026	972,426(a)
910,000	7.00%, due 10/15/2028	823,550(a)
Level 3 Financing, Inc.
10,294,000	4.63%, due 9/15/2027	8,932,721(a)
1,225,000	3.63%, due 1/15/2029	934,063(a)
4,165,000	3.75%, due 7/15/2029	3,164,317(a)
4,030,000	Lumen Technologies, Inc., 4.50%, due 1/15/2029	2,840,959(a)
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
2,255,000	4.75%, due 4/30/2027	2,027,107(a)
2,225,000	6.00%, due 2/15/2028	1,745,602(a)
920,000	10.75%, due 6/1/2028	863,650(a)
Telecom Italia Capital SA
1,010,000	6.38%, due 11/15/2033	776,084
860,000	7.20%, due 7/18/2036	669,734
995,000	Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, due 2/15/2025	985,055(a)
5,825,000	Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, due 2/15/2029	4,179,437(a)
3,230,000	Vmed O2 UK Financing I PLC, 4.75%, due 7/15/2031	2,610,034(a)
765,000	Zayo Group Holdings, Inc., 6.13%, due 3/1/2028	508,725(a)
54,350,913
Theaters & Entertainment 0.5%
Live Nation Entertainment, Inc.
2,155,000	5.63%, due 3/15/2026	2,058,025(a)
2,005,000	6.50%, due 5/15/2027	1,994,197(a)
4,052,222
Total Corporate Bonds (Cost $828,734,716)		734,945,617

Loan Assignments(b) 3.9%
Automotive 0.2%
1,677,673	Tenneco, Inc., Term Loan B, (1M USD LIBOR + 3.00%), 6.21%, due 10/1/2025	1,669,284
Business Equipment & Services 0.1%
1,436,210	Cyxtera DC Holdings, Inc., Term Loan B, (3M USD LIBOR + 3.00%), 7.36%, due 5/1/2024	1,219,888
Chemicals & Plastics 0.1%
1,436,230	Ineos US Finance LLC, Term Loan B, (1M USD LIBOR + 2.00%), 5.75%, due 4/1/2024	1,422,644(i)(j)
Containers & Glass Products 0.3%
1,436,211	BWAY Holding Company, Term Loan B, (1M USD LIBOR + 3.25%), 6.38%, due 4/3/2024	1,364,400
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Principal Amount		Value

Containers & Glass Products – cont'd
$1,436,230	Trident TPI Holdings, Inc., Term Loan B1, (3M USD LIBOR + 3.25%), 6.92%, due 10/17/2024	$ 1,410,206
		2,774,606
Diversified Insurance 0.3%
2,444,455	Gainwell Acquisition Corp., Term Loan B, (3M USD LIBOR + 4.00%), 7.67%, due 10/1/2027	2,318,150
Financial Intermediaries 0.2%
1,542,170	Asurion LLC, Term Loan B7, (1M USD LIBOR + 3.00%), 6.75%, due 11/3/2024	1,453,218
Health Care 1.2%
5,885,000	Parexel Int'l Corporation, Second Lien Term Loan, (1M USD LIBOR + 6.50%), 10.25%, due 11/15/2029	5,531,900
1,440,000	RegionalCare Hospital Partners Holdings, Inc., Term Loan B, (3M USD LIBOR + 3.75%), 8.16%, due 11/16/2025	1,269,000(i)(j)
2,065,158	Team Health Holdings, Inc., Term Loan B, (1M SOFR + 5.25%), 8.98%, due 3/2/2027	1,708,919
1,436,364	Verscend Holding Corp., Term Loan B, (1M USD LIBOR + 4.00%), 7.75%, due 8/27/2025	1,416,613
		9,926,432
Nonferrous Metals - Minerals 0.3%
2,370,124	U.S. Silica Company, Term Loan B, (1M USD LIBOR + 4.00%), 7.81%, due 5/1/2025	2,294,588
Oil & Gas 0.5%
2,130,000	Prairie ECI Acquiror LP, Term Loan B, (1M USD LIBOR + 4.75%), 8.50%, due 3/11/2026	2,003,201
2,101,663	Waterbridge Midstream Operating LLC, Term Loan B, (3M USD LIBOR + 5.75%), 9.13%, due 6/22/2026	2,056,351(i)(j)
		4,059,552
Retailers (except food & drug) 0.3%
2,429,273	Great Outdoors Group, LLC, Term Loan B1, (1M USD LIBOR + 3.75%), 7.50%, due 3/6/2028	2,282,302
Utilities 0.4%
	Lightstone Holdco LLC
4,102,848	Term Loan B, (3M SOFR + 5.75%), 9.48%, due 2/1/2027	3,696,666(i)(j)
232,052	Term Loan C, (3M SOFR + 5.75%), 9.48%, due 2/1/2027	209,079(i)(j)
		3,905,745
Total Loan Assignments (Cost $34,793,122)		33,326,409

Convertible Bonds 0.5%
Cable & Satellite Television 0.5%
5,610,000	DISH Network Corp., 3.38%, due 8/15/2026 (Cost $5,215,498)	3,879,315
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Number of Shares		Value

Short-Term Investments 7.5%
Investment Companies 7.5%
63,660,981	State Street Institutional U.S. Government Money Market Fund Premier Class, 3.01%(k) (Cost $63,660,981)	$63,660,981
Total Investments 99.9% (Cost $940,962,768)		843,158,750
Other Assets Less Liabilities 0.1%		567,871(l)
Net Assets 100.0%		$843,726,621

(a)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2022, these securities amounted to $616,333,507, which represents 73.0% of net assets of the Fund.

(b)	Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2022 and changes periodically.
(c)	Payment-in-kind (PIK) security.
(d)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(e)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.
(f)
Security fair valued as of October 31, 2022 in accordance with procedures approved by the valuation designee. Total value of all such securities at October 31, 2022 amounted to $316,800, which represents
0.0% of net assets of the Fund.

(g)	All or a portion of this security had not settled as of October 31, 2022 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.
(h)	When-issued security. Total value of all such securities at October 31, 2022 amounted to $316,800, which represents 0.0% of net assets of the Fund.
(i)	All or a portion of this security was purchased on a delayed delivery basis.
(j)	All or a portion of this security had not settled as of October 31, 2022 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.
(k)	Represents 7-day effective yield as of October 31, 2022.
(l)	Includes the impact of the Fund’s open positions in derivatives at October 31, 2022.
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$707,224,449	83.8%
Canada	18,560,016	2.2%
Cayman Islands	14,587,065	1.7%
United Kingdom	6,950,568	0.8%
Netherlands	5,865,144	0.7%
France	5,173,226	0.6%
Luxembourg	5,060,168	0.6%
Switzerland	4,969,777	0.6%
Ireland	2,309,977	0.3%
Chile	2,203,350	0.3%
Finland	1,568,346	0.2%
Italy	1,445,818	0.2%
Spain	1,328,125	0.2%
Germany	964,263	0.1%
Zambia	827,546	0.1%
Other countries, each representing less than 0.05% of net assets of the Fund	459,931	0.0%
Short-Term Investments and Other Assets—Net	64,228,852	7.6%
	$843,726,621	100.0%
Reverse Repurchase Agreements
There were no reverse repurchase agreements outstanding as of October 31, 2022.  For the year ended October 31, 2022, the average interest rate paid and the average principal amount for the months where the Fund had reverse repurchase agreements oustanding were 2.00% and $9,025,931, respectively.
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Derivative Instruments
Total return swap contracts (“total return swaps”)
At October 31, 2022, the Fund had outstanding total return swaps as follows:
Over-the-counter total return swaps—Long(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
JPM	iBoxx USD Liquid High Yield Index	USD	4,156,222	12/20/2022	2.99%	—%	SOFR	T/T	$156,226	$(13,567)	$142,659
Total									$156,226	$(13,567)	$142,659

(a)	The Fund pays a specified rate based on a reference rate plus or minus a spread, and receives the total return on the reference entity.
(b)	Effective rate at October 31, 2022.
For the year ended October 31, 2022, the average notional value for the months where the Fund had total return swaps outstanding was $18,056,386 for long positions.
At October 31, 2022, the Fund had cash collateral of $27 deposited in a segregated account for Goldman Sachs International to cover collateral requirements on over-the-counter derivatives.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Asset-Backed Securities	$—	$7,346,428	$—	$7,346,428
Corporate Bonds#	—	734,945,617	—	734,945,617
Loan Assignments#	—	33,326,409	—	33,326,409
Convertible Bonds#	—	3,879,315	—	3,879,315
Short-Term Investments	—	63,660,981	—	63,660,981
Total Investments	$—	$843,158,750	$—	$843,158,750

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
(a)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2021	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2022	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2022
Investments in Securities:
Loan Assignments(1)	$9,722	$—	$—	$—	$—	$—	$—	$(9,722)	$—	$—
Total	$9,722	$—	$—	$—	$—	$—	$—	$(9,722)	$—	$—
(1) At the beginning of the year, these investments were valued in accordance with the procedures approved by the Board of Trustees. The Fund held no Level 3 investments at October 31, 2022.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of October 31, 2022:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Swaps
Assets	$—	$142,659	$—	$142,659
Total	$—	$142,659	$—	$142,659

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^
October 31, 2022

Principal Amount		Value
Municipal Notes 97.0%
Alabama 2.8%
$700,000	Black Belt Energy Gas Dist. (Alabama Gas Prepay Gas Supply Rev. Proj. Number 5), (LOC: Morgan Stanley), Ser. 2020-A-1, 4.00%, due 10/1/2049 Putable 10/1/2026	$ 672,312
300,000	Black Belt Energy Gas Dist. (Alabama Gas Prepay Gas Supply Rev. Proj. Number 7), (LOC: Goldman Sachs Group, Inc.), Ser. 2021-C-1, 4.00%, due 12/1/2026	289,884
1,000,000	Lower Alabama Gas Dist. Rev. (Gas Proj. 2), (LOC: Goldman Sachs Group, Inc.), Ser. 2020, 4.00%, due 12/1/2050 Putable 12/1/2025	971,021
500,000	Sumter Co. Ind. Dev. Au.(Green Bond-Enviva, Inc.), Ser. 2022, 6.00%, due 7/15/2052 Putable 7/15/2032	451,436
		2,384,653
American Samoa 0.9%
750,000	American Samoa Econ. Dev. Au. Gen. Rev., 5.00%, due 9/1/2038	749,213(a)
Arizona 3.2%
500,000	Maricopa Co. Ind. Dev. Au. Ed. Ref. Rev. (Paradise Sch. Proj. Paragon Management, Inc.), Ser. 2016, 5.00%, due 7/1/2036	470,667(a)
1,500,000	Maricopa Co. Ind. Dev. Au. Exempt Fac. Rev. (Commercial Metals Co. Proj.), Ser. 2022, 4.00%, due 10/15/2047	1,101,934(a)
250,000	Navajo Nation Ref. Rev., Ser. 2015-A, 5.00%, due 12/1/2025	254,969(a)
500,000	Phoenix Ind. Dev. Au. Ed. Ref. Rev. (Great Hearts Academies), Ser. 2016-A, 5.00%, due 7/1/2046	464,525
500,000	Pima Co. Ind. Dev. Au. Ed. Ref. Rev. (American Leadership Academy Proj.), Ser. 2015, 5.38%, due 6/15/2035	477,261(a)
		2,769,356
Arkansas 1.0%
990,000	Batesville Pub. Facs. Board Hosp. Rev. Ref. (White River Hlth. Sys. Inc.), Ser. 2020, 3.00%, due 6/1/2028	883,514
California 7.1%
390,000	California Co. Tobacco Securitization Agcy. Ref. Rev., Ser. 2020-B-1, 5.00%, due 6/1/2049	361,168
	California HFA Muni. Cert.
952,791	Ser. 2019-A, 4.25%, due 1/15/2035	906,972
488,463	Ser. 2021-1-A, 3.50%, due 11/20/2035	417,617
250,000	California Muni. Fin. Au. Charter Sch. Lease Rev. (Santa Rosa Academy Proj.), Ser. 2015, 5.13%, due 7/1/2035	240,848(a)
	California Muni. Fin. Au. Charter Sch. Rev. (John Adams Academics Proj.)
315,000	Ser. 2015-A, 4.50%, due 10/1/2025	308,680
400,000	Ser. 2019-A, 5.00%, due 10/1/2049	328,534(a)
500,000	California Muni. Fin. Au. Charter Sch. Rev. (Palmdale Aerospace Academy Proj.), Ser. 2016, 5.00%, due 7/1/2031	485,932(a)
400,000	California Muni. Fin. Au. Rev. (Baptist Univ.), Ser. 2015-A, 5.00%, due 11/1/2030	403,318(a)
470,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerage Redak Svcs. So. California LLC Proj.), Ser. 2016, 7.00%, due 12/1/2027	47,000(a)(b)
250,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Calplant I Green Bond Proj.), Ser. 2019, 7.50%, due 12/1/2039	6,190(a)(b)
250,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Green Bond-Rialto Bioenergy Fac. LLC, Proj.), Ser. 2019, 7.50%, due 12/1/2040	159,138(a)
500,000	California St. Sch. Fin. Au. Charter Sch. Rev. (Downtown College Prep-Oblig. Group), Ser. 2016, 4.75%, due 6/1/2036	445,045(a)
600,000	California St. Sch. Fin. Au. Charter Sch. Rev. (Rocketship Ed.), Ser. 2016-A, 5.00%, due 6/1/2031	588,906(a)
400,000	California Statewide CDA Rev. Ref. (Lancer Ed. Std. Hsg. Proj.), Ser. 2016-A, 5.00%, due 6/1/2036	370,189(a)
55,000	California Statewide CDA Spec. Tax Rev. Ref. (Comm. Facs. Dist. Number 2007-01 Orinda Wilder Proj.), Ser. 2015, 4.50%, due 9/1/2025	55,317
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^  (cont’d)
Principal Amount		Value
California – cont'd
$5,000,000	Golden St. Tobacco Securitization Corp. Tobacco Settlement Rev. Ref., Ser. 2021-B-2, 0.00%, due 6/1/2066	$ 417,060
500,000	Tobacco Securitization Au. Southern California Tobacco Settlement Rev. Ref. (San Diego Co. Asset Securitization Corp.), Ser. 2019-A, Class 1, 5.00%, due 6/1/2048	480,833
		6,022,747
Colorado 4.0%
471,000	Crystal Crossing Metro. Dist. Ref. G.O., Ser. 2016, 4.50%, due 12/1/2026	456,470
1,140,000	Denver Hlth. & Hosp. Au. Healthcare Rev. Ref., Ser. 2019-A, 4.00%, due 12/1/2040	910,035
500,000	Littleton Village Metro. Dist. Number 2 Ref. G.O., Ser. 2015, 5.38%, due 12/1/2045	454,166
	Park Creek Metro. Dist. Ref. Tax Allocation Rev. (Sr. Ltd. Prop. Tax Supported)
250,000	Ser. 2015-A, 5.00%, due 12/1/2034	254,744
175,000	Ser. 2015-A, 5.00%, due 12/1/2035	178,169
500,000	Ser. 2015-A, 5.00%, due 12/1/2045	504,179
800,000	Pueblo Urban Tax Increment Rev. Au. (Evraz Proj.), Ser. 2021-A, 4.75%, due 12/1/2045	615,667(a)
		3,373,430
Florida 2.7%
200,000	Cap. Trust Agcy. Sr. Living Rev. (H-Bay Ministries, Inc. Superior Residences-Third Tier), Ser. 2018-C, 7.50%, due 7/1/2053	7,000(a)(b)
500,000	Cap. Trust Agcy. Sr. Living Rev. (Wonderful Foundations Sch. Proj.), Ser. 2020-A-1, 5.00%, due 1/1/2055	352,533(a)
650,000	Florida Dev. Fin. Corp. Ed. Facs. Rev. Ref. (Pepin Academies, Inc.), Ser. 2016-A, 5.00%, due 7/1/2036	558,830
450,000	Florida St. Dev. Fin. Corp. Ed. Facs. Rev. (Renaissance Charter Sch., Inc. Proj.), Ser. 2015-A, 6.00%, due 6/15/2035	456,481(a)
135,000	Florida St. Hsg. Fin. Corp. Rev., Ser. 2015-1, (GNMA/FNMA/FHLMC Insured), 3.75%, due 7/1/2035	132,044
	Miami Beach Hlth. Fac. Au. (Mount Sinai Med. Ctr. of Florida)
140,000	Ser. 2021-B, 4.00%, due 11/15/2038	119,254
15,000	Ser. 2021-B, 4.00%, due 11/15/2039	12,649
965,000	Village Comm. Dev. Dist. Number 13 Spec. Assessment Rev., Ser. 2019, 3.70%, due 5/1/2050	651,740
		2,290,531
Georgia 3.9%
500,000	DeKalb Co. Hsg. Au. Sr. Living Rev. Ref. (Baptist Retirement Comm. of Georgia Proj.), Ser. 2019-A, 5.13%, due 1/1/2049	319,134(a)
1,500,000	Main Street Natural Gas, Inc. Gas Supply Rev., Ser. 2022, 4.00%, due 8/1/2052 Putable 11/1/2027	1,385,281(a)
1,875,000	Monroe Co. Dev. Au. PCR Rev. (Georgia Pwr. Co. Plant-Scherer Proj.), Ser. 2009, 1.00%, due 7/1/2049 Putable 8/21/2026	1,610,113
		3,314,528
Guam 1.5%
500,000	A.B. Won Pat Int'l Arpt. Au. Rev. Ref., Ser. 2023-A, 5.38%, due 10/1/2043	436,476(c)
550,000	Guam Gov't Bus. Privilege Tax Rev. Ref., Ser. 2021-F, 4.00%, due 1/1/2036	463,886
350,000	Guam Pwr. Au. Rev., Ser. 2022-A, 5.00%, due 10/1/2034	352,309
		1,252,671
Hawaii 0.3%
250,000	Hawaii St. Dept. of Budget & Fin. Spec. Purp. Rev. Ref., Ser. 2015-A, 5.00%, due 1/1/2035	223,237(a)
Illinois 7.9%
	Chicago G.O.
1,000,000	Ser. 2019-A, 5.00%, due 1/1/2044	916,795
500,000	Ser. 2019-A, 5.50%, due 1/1/2049	483,210
200,000	Chicago O'Hare Int'l Arpt. Rev. Ref., Ser. 2015-A, 5.00%, due 1/1/2028	202,439
500,000	Chicago O'Hare Int'l Arpt. Spec. Fac. Rev. (Trips Obligated Group), Ser. 2018, 5.00%, due 7/1/2048	453,170
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^  (cont’d)
Principal Amount		Value
Illinois – cont'd
$500,000	Chicago Ref. G.O., Ser. 2021-A, 4.00%, due 1/1/2035	$ 424,958
155,000	Chicago Wastewater Rev. (Second Lien Proj.), Ser. 2014, 5.00%, due 11/1/2027	157,896
500,000	Chicago Wastewater Transmission Rev. Ref. (Second Lien), Ser. 2008-C, 5.00%, due 1/1/2039	481,996
400,000	Illinois Fin. Au. Charter Sch. Rev. (Intrinsic Sch.-Belmont Sch. Proj.), Ser. 2015-A, 5.75%, due 12/1/2035	406,509(a)
425,000	Illinois Fin. Au. Rev. Ref. (Rosalind Franklin Univ. of Medicine & Science), Ser. 2017-A, 5.00%, due 8/1/2047	402,625
	Illinois St. G.O.
600,000	Ser. 2020, 5.75%, due 5/1/2045	601,510
2,000,000	Ser. 2021-A, 5.00%, due 3/1/2046	1,820,723
500,000	Upper Illinois River Valley Dev. Au. Rev. Ref. (Cambridge Lakes Learning Ctr.), Ser. 2017-A, 5.25%, due 12/1/2047	412,484(a)
		6,764,315
Indiana 0.4%
500,000	Indiana St. Fin. Au. Rev. (Greencroft Oblig. Group), Ser. 2021, 4.00%, due 11/15/2043	373,594
Iowa 2.9%
	Iowa Higher Ed. Loan Au. Rev. (Private College Des Moines Univ. Proj.)
1,160,000	Ser. 2020, 5.00%, due 10/1/2029	1,198,050
1,220,000	Ser. 2020, 5.00%, due 10/1/2030	1,258,932
		2,456,982
Kansas 0.2%
235,000	Goddard Kansas Sales Tax Spec. Oblig. Rev. (Olympic Park Star Bond Proj.), Ser. 2019, 3.60%, due 6/1/2030	208,962
Kentucky 2.1%
405,000	Kentucky Econ. Dev. Fin. Au. (Sr. Next Generation Information Hwy. Proj.), Ser. 2015-A, 4.00%, due 7/1/2029	385,523
435,000	Kentucky Econ. Dev. Fin. Au. Rev. Ref. (Owensboro Hlth., Inc. Obligated Group), Ser. 2017-A, (AGM Insured), 4.00%, due 6/1/2037	391,566
1,000,000	Kentucky Muni. Pwr. Agcy. Pwr. Sys. Rev. Ref. (Prairie St. Proj.), Ser. 2019-A, 4.00%, due 9/1/2045	840,063
200,000	Kentucky St. Pub. Energy Au. Gas Supply Rev., (Morgan Stanley), Ser. 2018-A, 4.00%, due 4/1/2048 Putable 4/1/2024	197,567
		1,814,719
Louisiana 1.3%
400,000	Louisiana Local Gov't Env. Facs. & Comm. Dev. Au. Rev. Ref. (Westside Habilitation Ctr. Proj.), Ser. 2017-A, 5.75%, due 2/1/2032	376,451(a)
300,000	Louisiana St. Local Gov’t Env. Facs. & Comm. Dev. Au. Rev. (Lafourche Parish Gomesa Proj.), Ser. 2019, 3.95%, due 11/1/2043	217,961(a)
500,000	New Orleans Aviation Board Rev. (Gen. Arpt. Terminal), Ser. 2017-B, 5.00%, due 1/1/2026	510,437
		1,104,849
Maine 0.6%
500,000	Maine St. Fin. Au. (Green Bond-Go Lab Madison, LLC Proj.), Ser. 2021, 8.00%, due 12/1/2051	349,991(a)
200,000	Maine St. Fin. Au. Solid Waste Disp. Rev. (Casella Waste Sys. Proj.), Ser. 2015, 5.13%, due 8/1/2035 Putable 8/1/2025	198,295(a)
		548,286
Maryland 1.3%
	Baltimore Spec. Oblig. Ref. Rev. Sr. Lien (Harbor Point Proj.)
250,000	Ser. 2019-A, 3.63%, due 6/1/2046	178,562(a)
200,000	Ser. 2022, 5.00%, due 6/1/2051	172,810
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^  (cont’d)
Principal Amount		Value
Maryland – cont'd
$1,000,000	Maryland St. Hsg. & Comm. Dev. Administration Dept. Rev., Ser. 2020-D, 1.95%, due 9/1/2035	$ 719,280
		1,070,652
Michigan 3.1%
1,050,000	Detroit Social Bonds G.O., Ser. 2021-A, 4.00%, due 4/1/2042	823,296
1,500,000	Michigan St. Strategic Fund Ltd. Oblig. Rev. (Green Bond-Recycled Board Machine Proj.), Ser. 2021, 4.00%, due 10/1/2061 Putable 10/1/2026	1,428,772
400,000	Summit Academy Pub. Sch. Academy Ref. Rev., Ser. 2005, 6.38%, due 11/1/2035	370,221
		2,622,289
Minnesota 0.8%
500,000	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Academia Cesar Chavez Sch. Proj.), Ser. 2015-A, 5.25%, due 7/1/2050	393,584
300,000	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Twin Cities Academy Proj.), Ser. 2015-A, 5.00%, due 7/1/2035	275,875
		669,459
Mississippi 0.3%
300,000	Mississippi Dev. Bank Spec. Oblig. (Jackson Co. Gomesa Proj.), Ser. 2021, 3.63%, due 11/1/2036	227,009(a)
Montana 0.8%
1,000,000	Gallatin Co. IDR (Bozeman Fiber Proj.), Ser. 2021-A, 4.00%, due 10/15/2051	665,700(a)
Nevada 0.5%
500,000	Director of the St. of Nevada Dept. of Bus. & Ind. Rev. (Somerset Academy), Ser. 2015-A, 5.13%, due 12/15/2045	454,339(a)
New Hampshire 0.7%
750,000	National Fin. Au. Rev. (Green Bond), Ser. 2020-B, 3.75%, due 7/1/2045 Putable 7/2/2040	561,632(a)
New Jersey 3.0%
350,000	New Jersey Econ. Dev. Au. Spec. Fac. Rev. Ref. (Port Newark Container Term. LLC Proj.), Ser. 2017, 5.00%, due 10/1/2047	323,279
750,000	New Jersey Higher Ed. Assist. Au. Rev. Ref. (Std. Loan Rev.), Ser. 2018-B, 5.00%, due 12/1/2027	778,262
1,115,000	New Jersey Hlth. Care Facs. Fin. Au. Contract Rev. Ref. (Hosp. Asset Trans. Prog.), Ser. 2017, 5.00%, due 10/1/2028	1,156,390
300,000	Newark Board of Ed. G.O. (Sustainability Bonds), Ser. 2021, (BAM Insured), 5.00%, due 7/15/2030	325,371
		2,583,302
New Mexico 0.6%
670,000	Winrock Town Ctr. Tax Increment Dev. Dist. Number 1 (Sr. Lien), Ser. 2022, 4.25%, due 5/1/2040	526,048(a)
New York 10.4%
2,000,000	New York City Transitional Fin. Au. Future Tax Secured Rev. Ref., Ser. 2022-B, 5.25%, due 11/1/2038	2,134,799
1,100,000	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Garnet Hlth. Med. Ctr.), Ser. 2017, 5.00%, due 12/1/2035	1,052,440(a)
1,000,000	New York St. Thruway Au. Rev. Ref. (Bidding Group4), Ser. 2022-A, 5.00%, due 3/15/2046	1,023,324
1,000,000	New York St. Trans. Dev. Corp. Fac. Rev. (Empire St. Thruway Svc. Areas Proj.), Ser. 2021, 4.00%, due 4/30/2053	733,303
500,000	New York St. Trans. Dev. Corp. Spec. Fac. Ref. Rev. (American Airlines, Inc.-John F Kennedy Int'l Arpt. Proj.), Ser. 2016, 5.00%, due 8/1/2031	490,252
500,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (Delta Airlines, Inc.-LaGuardia Arpt. Term. C&D Redev.), Ser. 2018, 5.00%, due 1/1/2028	498,169
200,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. Ref. (American Airlines, Inc., John F Kennedy Int'l Arpt. Proj.), Ser. 2021, 3.00%, due 8/1/2031	172,049
750,000	Suffolk Tobacco Asset Securitization Corp. Ref. (Tobacco Settle Asset Backed Sub. Bonds), Ser. 2021-B-1, 4.00%, due 6/1/2050	672,818
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^  (cont’d)
Principal Amount		Value
New York – cont'd
$500,000	Westchester Co. Local Dev. Corp. Rev. (Purchase Sr. Learning Comm., Inc. Proj.), Ser. 2021-A, 5.00%, due 7/1/2056	$ 366,682 (a)
1,500,000	Westchester Co. Local Dev. Corp. Rev. Ref. (Kendal on Hudson Proj.), Ser. 2022-B, 5.00%, due 1/1/2051	1,344,836
420,000	Yonkers Econ. Dev. Corp. Ed. Rev. (Charter Sch. of Ed. Excellence Proj.), Ser. 2019-A, 5.00%, due 10/15/2039	375,270
		8,863,942
North Carolina 0.7%
600,000	Charlotte-Mecklenburg Hosp. Au. Rev., (LOC: JP Morgan Chase Bank N.A.), Ser. 2018-H, 1.43%, due 1/15/2048	600,000(d)
Ohio 6.7%
450,000	Akron Bath Copley Jt. Twp. Hosp. Dist. (Summa Hlth. Sys. Oblig.), Ser. 2020, 4.00%, due 11/15/2035	380,904
1,000,000	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Ref. Rev., Ser. 2020-B-2, 5.00%, due 6/1/2055	841,635
750,000	Cleveland-Cuyahoga Co. Port Au. Tax Increment Fin. Rev. Ref. (Sr.-Flats East Bank Proj.), Ser. 2021-A, 4.00%, due 12/1/2055	545,134(a)
500,000	Ohio St. Air Quality Dev. Au. (Ohio Valley Elec. Corp. Proj.), Ser. 2009-B, 1.38%, due 2/1/2026 Putable 11/1/2024	464,820
500,000	Ohio St. Air Quality Dev. Au. Exempt Facs. Rev. (AMG Vanadium LLC), Ser. 2019-D, 5.00%, due 7/1/2049	420,471(a)
1,000,000	Ohio St. Air Quality Dev. Au. Exempt Facs. Rev. (Pratt Paper LLC Proj.), Ser. 2017, 4.50%, due 1/15/2048	806,267(a)
1,500,000	Ohio St. Air Quality Dev. Au. Rev. (Ohio Valley Elec. Corp. Proj.), Ser. 2014-B, 2.60%, due 6/1/2041 Putable 10/1/2029	1,292,250
750,000	Ohio St. Air Quality Dev. Au. Rev. Ref. (Ohio Valley Elec. Corp. Proj.), Ser. 2019-A, 3.25%, due 9/1/2029	667,115
365,000	So. Ohio Port Exempt Fac. Au. Rev., (PureCycle Proj.), Ser. 2020-A, 7.00%, due 12/1/2042	292,297(a)
		5,710,893
Oregon 0.7%
750,000	Yamhill Co. Hosp. Au. Ref. Rev. (Friends View), Ser. 2021-A, 5.00%, due 11/15/2051	573,026
Other 2.2%
1,900,000	JPMorgan Chase Putters/Drivers Trust Var. Sts. Rev. (Putters), (LOC: JP Morgan Chase Bank N.A.), Ser. 2019, 2.42%, due 3/20/2024	1,900,000(a)(d)
Pennsylvania 1.0%
750,000	Pennsylvania Econ. Dev. Fin. Au. Rev. (Bridges Finco LP), Ser. 2016-C, 5.00%, due 12/31/2038	712,512
400,000	Pennsylvania Econ. Dev. Fin. Au. Rev. Ref. (Tapestry Moon Sr. Hsg. Proj.), Ser. 2018-A, 6.75%, due 12/1/2053	152,000(a)(b)
		864,512
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^  (cont’d)
Principal Amount		Value
Puerto Rico 5.4%
	Puerto Rico Commonwealth G.O. (Restructured)
$32,273	Ser. 2021-A-1, 5.25%, due 7/1/2023	$ 32,321
19,325	Ser. 2021-A-1, 0.00%, due 7/1/2024	17,577
64,367	Ser. 2021-A-1, 5.38%, due 7/1/2025	64,330
63,784	Ser. 2021-A-1, 5.63%, due 7/1/2027	64,233
62,750	Ser. 2021-A-1, 5.63%, due 7/1/2029	63,113
60,948	Ser. 2021-A-1, 5.75%, due 7/1/2031	61,314
74,376	Ser. 2021-A-1, 0.00%, due 7/1/2033	37,795
57,794	Ser. 2021-A-1, 4.00%, due 7/1/2033	48,903
51,950	Ser. 2021-A-1, 4.00%, due 7/1/2035	42,458
44,586	Ser. 2021-A-1, 4.00%, due 7/1/2037	35,464
60,620	Ser. 2021-A-1, 4.00%, due 7/1/2041	46,093
813,045	Ser. 2021-A-1, 4.00%, due 7/1/2046	589,870
287,831	Puerto Rico Commonwealth G.O., CVI, Subser. 2022, due 11/1/2043	131,323
2,500,000	Puerto Rico Elec. Pwr. Au. Pwr. Rev., Ser. 2012-A, 5.00%, due 7/1/2042	1,875,000(b)
	Puerto Rico Ind. Tourist Ed. Med. & Env. Ctrl. Fac. Rev. (Hosp. Auxilio Mutuo Oblig. Group Proj.)
550,000	Ser. 2021, 5.00%, due 7/1/2030	574,724
100,000	Ser. 2021, 5.00%, due 7/1/2034	102,410
1,000,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2018-A-1, 5.00%, due 7/1/2058	857,488
		4,644,416
South Carolina 1.8%
500,000	Lancaster Co. Assessment Rev. Ref. (Walnut Creek Imp. Dist.), Ser. 2016-A-1, 5.00%, due 12/1/2031	481,988
150,000	South Carolina Jobs Econ. Dev. Au. Econ. Dev. Rev. (River Park Sr. Living Proj.), Ser. 2017-A, 7.75%, due 10/1/2057	161,095
500,000	South Carolina Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Green Bond-Jasper Pellets LLC, Proj.), Ser. 2018-A, 7.00%, due 11/1/2038	475,000(a)
500,000	South Carolina Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (RePower South Berkeley LLC Proj.), Ser. 2017, 6.25%, due 2/1/2045	200,000(a)(b)
300,000	South Carolina St. Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (AMT-Green Bond-Last Step Recycling LLC Proj.), Ser. 2021-A, 6.50%, due 6/1/2051	206,341(a)
		1,524,424
Texas 9.1%
750,000	Anson Ed. Facs. Corp. Ed. Rev. (Arlington Classics Academy), Ser. 2016-A, 5.00%, due 8/15/2045	695,357
400,000	Fort Bend Co. Ind. Dev. Corp. Rev. (NRG Energy, Inc.), Ser. 2012-A, 4.75%, due 5/1/2038	365,895
750,000	Hale Ctr. Ed. Fac. Corp. Rev. Ref. (Wayland Baptist Univ. Proj.), Ser. 2022, 5.00%, due 3/1/2033	744,559
	Hidalgo Co. Reg. Mobility Au. Toll & Vehicle Registration Jr. Lien Ref.
750,000	Ser. 2022-B, 4.00%, due 12/1/2037	652,202
755,000	Ser. 2022-B, 4.00%, due 12/1/2039	643,217
1,000,000	Ser. 2022-B, 4.00%, due 12/1/2040	843,236
	Houston Arpt. Sys. Rev. (United Airlines, Inc. Terminal Imp. Proj.)
400,000	Ser. 2015-B-1, 5.00%, due 7/15/2030	393,699
750,000	Ser. 2021-B-1, 4.00%, due 7/15/2041	575,672
294,783	Mission Econ. Dev. Corp. Wtr. Supply Rev. (Green Bond-Env. Wtr. Minerals Proj.), Ser. 2015, 7.75%, due 1/1/2045	5,896(a)(b)
500,000	New Hope Cultural Ed. Facs. Fin. Corp. Rev. (Beta Academy), Ser. 2019, 5.00%, due 8/15/2049	424,336(a)
500,000	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Cardinal Bay, Inc. Village On The Park Carriage), Ser. 2016-C, 5.50%, due 7/1/2046	250,000
500,000	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (NCCD-College Sta. Properties LLC), Ser. 2015-A, 5.00%, due 7/1/2047	425,000(b)
300,000	Port Beaumont Navigation Dist. Dock & Wharf Fac. Rev. Ref. (Jefferson Gulf Coast Energy Proj.), Ser. 2020-A, 3.63%, due 1/1/2035	231,210(a)
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^  (cont’d)
Principal Amount		Value
Texas – cont'd
$500,000	Texas St. Private Activity Bond Surface Trans. Corp. Rev. (Sr. Lien-Blueridge Trans. Group LLC), Ser. 2016, 5.00%, due 12/31/2040	$ 490,564
1,000,000	Texas St. Private Activity Bond Surface Trans. Corp. Sr. Lien Rev. Ref. (Sr. North Tarrant Express Managed Lanes Proj.), Ser. 2019-A, 5.00%, due 12/31/2030	1,016,110
		7,756,953
Utah 1.9%
750,000	Mida Mountain Village Pub. Infrastructure Dist. Spec. Assessment (Mountain Village Assessment Area Number 2), Ser. 2021, 4.00%, due 8/1/2050	532,318(a)
	Utah Infrastructure Agcy. Telecommunication Rev.
600,000	Ser. 2019-A, 4.00%, due 10/15/2036	499,230
1,000,000	Ser. 2021, 3.00%, due 10/15/2045	594,892
		1,626,440
Vermont 0.8%
500,000	Vermont Econ. Dev. Au. Solid Waste Disp. Rev. (Casella Waste Sys., Inc.), Ser. 2013, 4.63%, due 4/1/2036 Putable 4/3/2028	470,550(a)
190,000	Vermont Std. Assist. Corp. Ed. Loan Rev., Ser. 2015-A, 4.13%, due 6/15/2028	188,862
		659,412
Virginia 0.7%
400,000	Embrey Mill Comm. Dev Au. Spec. Assessment Rev., Ser. 2015, 5.30%, due 3/1/2035 Pre-Refunded 3/1/2025	414,262(a)
200,000	Virginia College Bldg. Au. Ed. Facs. Rev. (Green Bonds-Marymount Univ. Proj.), Ser. 2015-B, 5.25%, due 7/1/2035	194,224(a)
		608,486
Wisconsin 1.7%
300,000	Pub. Fin. Au. Ed. Rev. (Resh Triangle High Sch. Proj.), Ser. 2015-A, 5.38%, due 7/1/2035	293,379(a)
500,000	Pub. Fin. Au. Hosp. Rev. (Carson Valley Med. Ctr.), Ser. 2021-A, 4.00%, due 12/1/2051	362,757
411,673	Pub. Fin. Au. Rev. (Goodwill Industries of So. Nevada Proj.), Ser. 2015-A, 5.50%, due 12/1/2038	332,827
500,000	Pub. Fin. Spec. Fac. Au. Rev. (Sky Harbour Cap. LLC Aviation Fac. Proj.), Ser. 2021, 4.00%, due 7/1/2041	353,488
200,000	St. Croix Chippewa Indians of Wisconsin Ref., Ser. 2021, 5.00%, due 9/30/2041	146,818(a)
		1,489,269
Total Investments 97.0% (Cost $98,764,291)		82,737,790
Other Assets Less Liabilities 3.0%		2,602,021
Net Assets 100.0%		$85,339,811

(a)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2022, these securities amounted to $23,193,083, which represents 27.2% of net assets of the Fund.

(b)	Defaulted security.
(c)	When-issued security. Total value of all such securities at October 31, 2022 amounted to $436,476, which represents 0.5% of net assets of the Fund.
(d)
Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at October 31, 2022.

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes#	$—	$82,737,790	$—	$82,737,790
Total Investments	$—	$82,737,790	$—	$82,737,790

#	The Schedule of Investments provides information on the state/territory or industry categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^
October 31, 2022

Principal Amount		Value
Municipal Notes 95.6%
Alabama 1.1%
$565,000	Fort Payne City G.O. (Sch. Warrants), Ser. 2018-B, (AGM Insured), 5.00%, due 5/1/2027	$ 602,202
250,000	Sumter Co. Ind. Dev. Au.(Green Bond-Enviva, Inc.), Ser. 2022, 6.00%, due 7/15/2052 Putable 7/15/2032	225,718
		827,920
Arkansas 1.1%
550,000	Benton Washington Reg. Pub. Wtr. Au. Rev. Green Bond, Ser. 2022, (BAM Insured), 4.00%, due 10/1/2033	547,786
315,000	Russellville City Wtr. & Swr. Rev., Ser. 2018, (AGM Insured), 4.00%, due 7/1/2028	319,722
		867,508
California 1.9%
250,000	California HFA Rev. (833 Bryant Apt.), Ser. 2020-N, 5.00%, due 4/1/2027	264,609
225,000	California St. Hlth. Fac. Fin. Au. Rev. (Green Bond-Kaiser Foundation Hosp.), Subser. 2017-A-1, 5.00%, due 11/1/2027	243,061
1,000,000	Glendale City Wtr. Rev. Ref., Ser. 2020, 2.00%, due 2/1/2033	778,623
200,000	San Diego Assoc. of Gov't Cap. Grant Receipts Rev. (Green Bond Mid-Coast Corridor Transit Proj.), Ser. 2019-A, 5.00%, due 11/15/2024	203,623
		1,489,916
Colorado 2.0%
200,000	Pueblo Urban Tax Increment Rev. Au. (Evraz Proj.), Ser. 2021-A, 4.75%, due 12/1/2045	153,917(a)
1,500,000	Univ. of Colorado Enterprise Sys. Rev. Ref. (Univ. Enterprise Green Bond), Ser. 2021-C-3B, 2.00%, due 6/1/2051 Putable 10/15/2026	1,397,084
		1,551,001
District of Columbia 0.8%
625,000	Washington Metro. Area Transit Au. Gross Rev., Ser. 2017-B, 5.00%, due 7/1/2024	642,333
Florida 2.1%
1,225,000	Miami-Dade Co. (Bldg. Better Comm. Prog.), Ser. 2015-D-REMK, 5.00%, due 7/1/2026	1,293,481
275,000	Tampa Wtr. & Wastewater Sys. Rev., Ser. 2020-A, 5.00%, due 10/1/2033	299,308
		1,592,789
Georgia 1.4%
1,000,000	Metropolitan Atlanta Rapid Transit Au. Sales Tax Rev. Ref., Ser. 2016-B, 5.00%, due 7/1/2035	1,037,070
Illinois 1.3%
1,000,000	Cook Co. Comm. Cons. Sch. Dist. # 21 G.O. (Wheeling Sch. Bldg.), Ser. 2019-A, (AGM Insured), 4.00%, due 12/1/2035	971,251
Indiana 4.9%
	Anderson Sch. Bldg. Corp. (First Mtge.)
850,000	Ser. 2018, 5.00%, due 1/15/2024	865,045
895,000	Ser. 2018, 5.00%, due 1/15/2026	934,297
	West Central Conservancy Dist. Savage Rev. Ref.
660,000	Ser. 2021, 4.00%, due 7/1/2029	679,904
410,000	Ser. 2021, 4.00%, due 7/1/2030	421,045
900,000	Ser. 2021, 4.00%, due 1/1/2032	902,996
		3,803,287
Iowa 1.4%
1,000,000	Iowa St. Board Regents Hosp. Rev. (Univ. of Iowa Hosp. & Clinics), Ser. 2022-A, 5.00%, due 9/1/2032	1,089,244
See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^  (cont’d)
Principal Amount		Value
Kentucky 7.6%
	Breathitt Co. Sch. Dist. Fin. Corp. Rev.
$210,000	Ser. 2021, 2.00%, due 4/1/2027	$ 188,546
835,000	Ser. 2021, 2.00%, due 4/1/2029	710,988
	Daviess Co. Sch. Dist. Fin. Corp. Rev.
775,000	Ser. 2021-A, 5.00%, due 12/1/2027	823,149
900,000	Ser. 2021-A, 2.00%, due 12/1/2031	712,260
	Green Co. Sch. Dist. Fin. Corp.
525,000	Ser. 2021, 2.00%, due 10/1/2024	503,948
335,000	Ser. 2021, 2.00%, due 10/1/2025	314,460
650,000	Ser. 2021, 2.00%, due 10/1/2026	595,727
	Lewis Co. Sch. Dist. Fin. Corp. Rev.
460,000	Ser. 2021-B, 2.00%, due 8/1/2024	441,580
585,000	Ser. 2021-B, 2.00%, due 8/1/2025	548,286
1,000,000	Logan-Todd Reg. Wtr. Commission Rev. Ref., Ser. 2016-A, (AGM Insured), 5.00%, due 7/1/2028	1,048,162
		5,887,106
Louisiana 3.4%
1,220,000	Louisiana Pub. Facs. Au. Rev. Ref. (Hurricane Rec. Prog.), Ser. 2014, 5.00%, due 6/1/2024	1,249,997
	Natchitoches Parish Sch. Dist. G.O. # 9
505,000	Ser. 2018, (AGM Insured), 5.00%, due 3/1/2027	532,355
755,000	Ser. 2018, (AGM Insured), 5.00%, due 3/1/2028	802,297
		2,584,649
Maine 0.3%
300,000	Maine St. Fin. Au. (Green Bond-Go Lab Madison, LLC Proj.), Ser. 2021, 8.00%, due 12/1/2051	209,995(a)
Massachusetts 0.6%
500,000	Massachusetts HFA Rev., Ser. 2020-C-2, (HUD Section 8 Insured), 0.50%, due 6/1/2023	491,537
Michigan 12.5%
500,000	City of Detroit MI G.O., Ser. 2021-A, 4.00%, due 4/1/2040	403,124
1,000,000	Dearborn G.O. (Swr.), Ser. 2018, 4.00%, due 4/1/2033	1,007,500
	Fowlerville Comm. Sch. Dist. Ref. G.O.
1,000,000	Ser. 2022, 3.00%, due 5/1/2029	947,635
1,000,000	Ser. 2022, 4.00%, due 5/1/2033	985,664
	Kent Hosp. Fin. Au. Rev. (Mary Free Bed Rehabilitation Hosp.)
105,000	Ser. 2021-A, 5.00%, due 4/1/2028	108,538
915,000	Ser. 2021-A, 4.00%, due 4/1/2033	844,361
500,000	Livonia Pub. Sch. Dist. G.O., Ser. 2016, (AGM Insured), 5.00%, due 5/1/2028	524,297
750,000	Michigan St. Hsg. Dev. Au. Rev. (Non Ace), Ser. 2016-B, 2.50%, due 12/1/2026	707,982
290,000	Michigan St. Hsg. Dev. Au. Rev. Ref., Ser. 2018-B, 3.15%, due 4/1/2028	279,813
1,000,000	Michigan St. Hsg. Dev. Au. Single Family Mtge. Rev. (Non Ace), Ser. 2018-C, 2.90%, due 12/1/2024	984,740
1,000,000	Michigan St. Strategic Fund Ltd. Oblig. Rev. (Green Bond-Recycled Board Machine Proj.), Ser. 2021, 4.00%, due 10/1/2061 Putable 10/1/2026	952,515
	Trenton Pub. Sch. Dist. G.O. (Sch. Bldg. & Site)
785,000	Ser. 2018, 5.00%, due 5/1/2036	831,892
1,025,000	Ser. 2018, 5.00%, due 5/1/2039	1,073,353
		9,651,414
Minnesota 1.8%
	Duluth Econ. Dev. Au. Rev. Ref. (ST. Luke's Hosp. of Duluth)
310,000	Ser. 2022-A, 5.00%, due 6/15/2027	312,263
410,000	Ser. 2022-A, 5.00%, due 6/15/2028	413,188
See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^  (cont’d)
Principal Amount		Value
Minnesota – cont'd
$500,000	Minnesota Rural Wtr. Fin. Au. (Pub. Proj. Construction Notes), Ser. 2022, 2.63%, due 12/1/2023	$ 489,160
210,000	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Metro Deaf Sch. Proj.), Ser. 2018-A, 5.00%, due 6/15/2038	190,870(a)
		1,405,481
Mississippi 2.0%
	West Rankin Utils. Au. Rev.
440,000	Ser. 2018, (AGM Insured), 5.00%, due 1/1/2043 Pre-Refunded 1/1/2028	472,845
1,000,000	Ser. 2018, (AGM Insured), 5.00%, due 1/1/2048 Pre-Refunded 1/1/2028	1,074,647
		1,547,492
Missouri 3.6%
1,000,000	Bi- St. Dev. Agcy. of the Missouri-Illinois Metro. Dist. Rev. Ref. (Combined Lien Mass Transit Sales Tax Appropriation), Ser. 2019, 4.00%, due 10/1/2036	970,026
	Missouri St. Env. Imp. & Energy Res. Au. Wtr. PCR
660,000	Ser. 2018-A, 5.00%, due 7/1/2029	714,008
510,000	Ser. 2018-A, 5.00%, due 1/1/2030	551,366
500,000	Missouri St. Hlth. & Ed. Fac. Au. (St. Louis Collage of Pharmacy Proj.), Ser. 2013, 5.00%, due 5/1/2023	503,144
		2,738,544
New Jersey 2.8%
485,000	New Jersey St. Econ. Dev. Au. Rev. (Social Bonds), Ser. 2021-QQQ, 5.00%, due 6/15/2025	497,698
650,000	New Jersey St. Hsg. & Mtge. Fin. Agcy. Multi-Family Rev. Ref., Ser. 2017-A, 2.60%, due 11/1/2024	638,487
570,000	New Jersey St. Trans. Trust Fund Au. Rev. Ref., Ser. 2021-A, 5.00%, due 6/15/2031	590,384
575,000	Newark Board of Ed. G.O. (Sustainability Bonds), Ser. 2021, (BAM Insured), 3.00%, due 7/15/2038	432,235
		2,158,804
New York 13.3%
250,000	Buffalo Swr. Au. Env. Impact Rev. (Green Bond), Ser. 2021, (BAM Insured), 1.75%, due 6/15/2049	156,157(b)
200,000	Build NYC Res. Corp. Rev. (New Dawn Charter Sch. Proj.), Ser. 2019, 5.75%, due 2/1/2049	188,385(a)
	Metro. Trans. Au. Rev.
1,315,000	Ser. 2008-B-3, 5.00%, due 11/15/2023	1,331,926
1,000,000	Ser. 2016-B, 5.00%, due 11/15/2025	1,024,363
200,000	Metro. Trans. Au. Rev. (Green Bond), Ser. 2017-B, 5.00%, due 11/15/2023	202,615
150,000	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group Proj.), Ser. 2014, 5.00%, due 7/1/2027	152,332
1,000,000	New York City Hlth. & Hosp. Corp. Hlth. Sys. Rev., Ser. 2021-A, 5.00%, due 2/15/2029	1,076,802
	New York City Hsg. Dev. Corp. Multi-Family Hsg. Rev. (Sustainable Dev. Bonds)
1,060,000	Ser. 2020-A-3, 1.13%, due 5/1/2060 Putable 11/1/2024	999,799
825,000	Ser. 2021-F-1, 1.05%, due 5/1/2028	699,459
1,090,000	Ser. 2021-F-1, 1.25%, due 5/1/2029	903,525
500,000	New York City Hsg. Dev. Corp. Rev., Ser. 2020-C, (HUD Section 8, Fannie Mae Insured), 2.15%, due 8/1/2035	367,812
500,000	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev. (Second Gen. Resolution Rev. Bonds), Ser. 2022-DD, 2.53%, due 6/15/2033	500,000(c)
185,000	New York St. HFA Rev. (Affordable Hsg.), Ser. 2018-I, 2.65%, due 5/1/2023	184,266
1,720,000	New York St. HFA Rev. Ref. (Affordable Hsg.), Ser. 2020-H, 2.45%, due 11/1/2044	1,045,536
435,000	New York St. Hsg. Fin. Agcy. Rev. (Climate Bond Certified/ Sustainability Bonds), Ser. 2019-P, 1.55%, due 11/1/2023	426,671
500,000	New York St. Pwr. Au. Rev. (Green Transmission Proj. -Green Bond), Ser. 2022-A, (AGM Insured), 5.00%, due 11/15/2024	516,231
500,000	Rhinebeck Central Sch. Dist., Ser. 2021, 3.00%, due 6/15/2024	496,638
		10,272,517
See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^  (cont’d)
Principal Amount		Value
North Carolina 1.1%
$910,000	North Carolina HFA Homeownership Ref. Rev., Ser. 2020-45, (GNMA/FNMA/FHLMC Insured), 2.20%, due 7/1/2040	$ 620,864
175,000	Scotland Co. Rev., Ser. 2018, 5.00%, due 12/1/2026	183,529
		804,393
North Dakota 0.6%
190,000	Cass Co. Jt. Wtr. Res. Dist., Ser. 2021-A, 0.48%, due 5/1/2024	177,626
300,000	City of Larimore ND G.O., Ser. 2021, 0.85%, due 5/1/2024	281,320
		458,946
Ohio 2.9%
520,000	Akron Bath Copley Jt. Twp. Hosp. Dist. (Summa Hlth. Sys. Oblig.), Ser. 2020, 4.00%, due 11/15/2036	435,444
1,000,000	American Muni. Pwr. Ohio, Inc. Rev. (Comb. Hydroelectric Proj.), Ser. 2021-A-2, 1.00%, due 2/15/2048 Putable 8/15/2024	945,690
175,000	American Muni. Pwr. Ohio, Inc. Rev. Solar Elec. Pre-Payment (Green Bond), Ser. 2019-A, 5.00%, due 2/15/2023	175,735
400,000	Cuyahoga Metro. Hsg. Au. Rev., Ser. 2021, (2045 Initiative Proj.), 2.00%, due 12/1/2031	328,078
250,000	Ohio St. Air Quality Dev. Au. Exempt Facs. Rev. (AMG Vanadium LLC), Ser. 2019-D, 5.00%, due 7/1/2049	210,235(a)
125,000	So. Ohio Port Exempt Fac. Au. Rev., (PureCycle Proj.), Ser. 2020-A, 7.00%, due 12/1/2042	100,102(a)
		2,195,284
Oklahoma 2.0%
870,000	Johnston Co. Ed. Fac. Au. Lease Rev. (Tishomingo Pub. Sch. Proj.), Ser. 2022, 4.00%, due 9/1/2030	878,673
650,000	Lincoln Co. Ed. Facs. Au. Ed. Facs. Lease Rev. (Stroud Pub. Sch. Proj.), Ser. 2016, 5.00%, due 9/1/2027	675,483
		1,554,156
Pennsylvania 4.0%
	Allegheny Co. Sanitary Au. Rev.
290,000	Ser. 2018, 5.00%, due 6/1/2030	312,930
565,000	Ser. 2018, 5.00%, due 6/1/2032	606,015
	Pennsylvania St. Hsg. Fin. Agcy. Single Family Mtge. Rev.
1,000,000	Ser. 2018-127B, 2.85%, due 4/1/2026	965,486
750,000	Ser. 2019-131A, 1.75%, due 4/1/2025	713,632
500,000	Philadelphia Wtr. & Wastewater Rev. Ref., Ser. 2016, 5.00%, due 10/1/2023	507,782
		3,105,845
Puerto Rico 0.6%
	Puerto Rico Ind. Tourist Ed. Med. & Env. Ctrl. Fac. Rev. (Hosp. Auxilio Mutuo Oblig. Group Proj.)
100,000	Ser. 2021, 5.00%, due 7/1/2035	101,662
200,000	Ser. 2021, 4.00%, due 7/1/2036	167,335
200,000	Ser. 2021, 4.00%, due 7/1/2038	163,312
		432,309
South Carolina 3.6%
	Dillon Co. Sch. Fac. Corp. Cert. of Participation Ref.
1,175,000	Ser. 2020, 5.00%, due 12/1/2026	1,232,267
445,000	Ser. 2020, 5.00%, due 12/1/2027	470,110
800,000	Newberry Investing in Children's Ed. Installment Purchase Rev. Ref. (Newberry Co. Sch. Dist.), Ser. 2014, 5.00%, due 12/1/2023	813,663
175,000	South Carolina Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Green Bond-Jasper Pellets LLC, Proj.), Ser. 2018-A, 7.00%, due 11/1/2038	166,250(a)(d)
See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^  (cont’d)
Principal Amount		Value
South Carolina – cont'd
$150,000	South Carolina St. Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (AMT-Green Bond-Last Step Recycling LLC Proj.), Ser. 2021-A, 6.50%, due 6/1/2051	$ 103,171 (a)
		2,785,461
Tennessee 1.7%
	Tennessee Hsg. Dev. Agcy. Residential Fin. Prog. Rev.
500,000	Ser. 2019, 3.25%, due 7/1/2032	451,124
1,070,000	Ser. 2021-1, 1.80%, due 1/1/2031	883,432
		1,334,556
Texas 6.5%
410,000	El Paso Wtr. & Swr. Rev. Ref., Ser. 2014, 5.00%, due 3/1/2024	419,058
625,000	Hidalgo Co. Reg. Mobility Au. Rev. Toll & Vehicle Registration Jr. Lien Ref., Ser. 2022-B, 4.00%, due 12/1/2038	537,895
500,000	New Caney Independent Sch. Dist., Ser. 2018, (PSF-GTD Insured), 1.25%, due 2/15/2050 Putable 8/15/2024	476,460
1,350,000	San Antonio Wtr. Sys. Jr. Lien Rev. Ref., Ser. 2019-C, 5.00%, due 5/15/2034	1,444,496
1,015,000	Weslaco G.O. Ref., Ser. 2017, (AGM Insured), 5.00%, due 8/15/2027	1,083,196
1,000,000	Ysleta Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2017, (PSF-GTD Insured), 5.00%, due 8/15/2041	1,034,174
		4,995,279
Virginia 1.6%
1,510,000	Virginia St. Hsg. Dev. Au., Ser. 2019 E, 2.90%, due 12/1/2038	1,207,261
Washington 1.9%
1,000,000	Discovery Clean Wtr. Alliance Swr. Rev., Ser. 2022, 5.00%, due 12/1/2037	1,062,832
489,829	Washington St. Hsg. Fin. Commission, Ser. 2021-A-1, 3.50%, due 12/20/2035	413,897
		1,476,729
West Virginia 3.2%
500,000	West Virginia Hosp. Fin. Au. Rev. (Impt. West Virginia Univ. Hlth. Sys. Obligated Group), Ser. 2018-A, 5.00%, due 6/1/2052	466,823
700,000	West Virginia Hosp. Fin. Au. Rev. (West Virginia Univ. Hlth. Sys.), Ser. 2017-A, 5.00%, due 6/1/2035	704,229
275,000	West Virginia Hsg. Dev. Fund Rev. (Hsg. Fin.), Ser. 2018-A, (HUD Section 8 Insured), 2.65%, due 11/1/2024	269,665
990,000	West Virginia Wtr. Dev. Au. Rev. Ref. (Loan Prog.), Ser. 2018-A-IV, 5.00%, due 11/1/2036	1,048,704
		2,489,421
Total Investments 95.6% (Cost $81,926,353)		73,659,498
Other Assets Less Liabilities 4.4%		3,351,590
Net Assets 100.0%		$77,011,088

(a)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2022, these securities amounted to $1,322,925, which represents 1.7% of net assets of the Fund.

(b)
Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of
October 31, 2022.

(c)
Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at October 31, 2022.

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^  (cont’d)
(d)	Defaulted security.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes#	$—	$73,659,498	$—	$73,659,498
Total Investments	$—	$73,659,498	$—	$73,659,498

#	The Schedule of Investments provides information on the state/territory categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^
October 31, 2022

Principal Amount		Value
Municipal Notes 96.1%
Alabama 6.8%
$1,380,000	Black Belt Energy Gas Dist. (Alabama Gas Prepay Gas Supply Rev. Proj. Number 5), (LOC: Morgan Stanley), Ser. 2020-A-1, 4.00%, due 10/1/2049 Putable 10/1/2026	$ 1,325,415
4,635,000	Black Belt Energy Gas Dist. (Alabama Gas Prepay Gas Supply Rev. Proj. Number 7), (LOC: Goldman Sachs Group, Inc.), Ser. 2021-C-1, 4.00%, due 10/1/2052 Putable 12/1/2026	4,461,670
2,910,000	Columbia IDB PCR Ref. (Alabama Pwr. Co. Proj.), Ser. 2014-A, 1.72%, due 12/1/2037	2,910,000(a)
1,500,000	Lower Alabama Gas Dist. Rev. (Gas Proj. 2), (LOC: Goldman Sachs Group, Inc.), Ser. 2020, 4.00%, due 12/1/2050 Putable 12/1/2025	1,456,531
1,200,000	Wilsonville IDB PCR Rev. Ref. (Alabama Pwr. Co.), Ser. 2005-D, 1.74%, due 1/1/2024	1,200,000(a)
		11,353,616
Arizona 0.9%
500,000	Maricopa Co. Ind. Dev. Au. Rev. (Banner Hlth. Obligated Group), Ser. 2017-C, 5.00%, due 1/1/2048 Putable 10/18/2024	514,139
950,000	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Rev. Ref. (Christian Care Retirement Apts., Inc. Proj.), Ser. 2016-A, 5.00%, due 1/1/2024	963,805
		1,477,944
Arkansas 0.3%
875,000	Mountain Home AR Sales & Use Tax Rev., Ser. 2021-B, 2.00%, due 9/1/2038	571,858
California 3.3%
	California HFA Muni. Cert.
1,623,853	Ser. 2019-2, Class A, 4.00%, due 3/20/2033	1,535,803
488,463	Ser. 2021-1-A, 3.50%, due 11/20/2035	417,617
865,000	California St. G.O., Ser. 2020, 4.00%, due 11/1/2034	852,407
100,000	California Statewide Communities Dev. Au. Rev. (Henry Mayo Newhall Mem. Hosp.), Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/2028 Pre-Refunded 10/1/2024	103,384
1,665,000	Contra Costa Co. Redev. Agcy. Successor Agcy. Tax Allocation Ref., Ser. 2017-A, (BAM Insured), 5.00%, due 8/1/2032	1,760,348
	Fresno Joint Pwr. Fin. Au. Lease Rev. Ref. (Master Lease Proj.)
110,000	Ser. 2017-A, (AGM Insured), 5.00%, due 4/1/2027	117,961
400,000	Ser. 2017-A, (AGM Insured), 5.00%, due 4/1/2032	422,745
165,000	San Marcos Unified Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2012-B, 0.00%, due 8/1/2027	137,276
180,000	Santa Monica-Malibu Unified Sch. Dist. G.O., Ser. 2019-E, 3.00%, due 8/1/2034	156,700
		5,504,241
Colorado 1.0%
945,000	Colorado St. Ed. & Cultural Facs. Au. Rev. Ref. (Alexander Dawson Sch. Proj.), Ser. 2016, 5.00%, due 5/15/2025	970,889
400,000	Colorado St. Hlth. Facs. Au. Hosp. Rev. Ref. (Commonspirit Hlth.), Ser. 2019-A-2, 4.00%, due 8/1/2049	311,440
440,000	Denver Hlth. & Hosp. Au. Healthcare Rev. Ref., Ser. 2019-A, 4.00%, due 12/1/2037	368,320
		1,650,649
Connecticut 1.9%
705,000	Connecticut HFA Hsg. Fin. Mtge. Prog. Rev. Ref., Subser. 2017-A-4, 3.65%, due 11/15/2032	686,578
1,725,000	Connecticut St. G.O., Ser. 2020-C, 4.00%, due 6/1/2037	1,621,561
400,000	Connecticut St. G.O. Ref., Ser. 2019-B, 5.00%, due 2/15/2029	433,528
430,000	Meriden City G.O., Ser. 2020-B, 3.00%, due 7/1/2031	390,933
		3,132,600
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^  (cont’d)
Principal Amount		Value
Delaware 0.7%
	Delaware St. Hlth. Facs. Au. Rev. (Beebe Med. Ctr.)
$610,000	Ser. 2018, 5.00%, due 6/1/2027	$ 629,614
500,000	Ser. 2018, 5.00%, due 6/1/2028	517,475
		1,147,089
District of Columbia 0.7%
	Washington Convention & Sports Au. Rev.
765,000	Ser. 2021-A, 5.00%, due 10/1/2027	814,753
310,000	Ser. 2021-A, 5.00%, due 10/1/2028	332,839
		1,147,592
Florida 7.1%
700,000	Cape Coral Spec. Obligation Ref. Rev., Ser. 2015, 4.00%, due 10/1/2030	709,662
1,000,000	CityPlace Comm. Dev. Dist. Spec. Assessment Ref. Rev., Ser. 2012, 5.00%, due 5/1/2026	1,020,340
825,000	Escambia Co. Florida Env. Imp. Rev. Ref. (Int’l Paper Co. Proj.), Ser. 2019-B, 2.00%, due 11/1/2033 Putable 10/1/2024	788,148
1,400,000	Escambia Co. Hlth. Facs. Au. Ref. Rev. (Baptist Hlth. Care Corp. Obligated Group), Ser. 2020-A, 5.00%, due 8/15/2031	1,410,419
2,655,000	Gainesville Utils. Sys. Rev., (LOC: Barclays Bank PLC), Ser. 2012-B, 1.64%, due 10/1/2042	2,655,000(a)
2,000,000	Miami-Dade Co. G.O. Ref., Ser. 2015-B, 4.00%, due 7/1/2032	2,009,956
1,550,000	Miami-Dade Co. Hsg. Fin. Au. Rev. (Platform II LLC), Ser. 2021, 0.25%, due 8/1/2024 Putable 8/1/2023	1,507,394
480,000	Village Comm. Dev. Dist. Number 13 Spec. Assessment Rev., Ser. 2019, 3.00%, due 5/1/2029	409,739
	Wildwood Utils. Dependent Dist. Rev. (Sr.-South Sumter Utils. Proj.)
350,000	Ser. 2021, (BAM Insured), 5.00%, due 10/1/2034	376,705
300,000	Ser. 2021, (BAM Insured), 5.00%, due 10/1/2035	322,063
250,000	Ser. 2021, (BAM Insured), 5.00%, due 10/1/2036	267,857
300,000	Ser. 2021, (BAM Insured), 5.00%, due 10/1/2037	319,373
		11,796,656
Georgia 2.1%
2,500,000	Monroe Co. Dev. Au. PCR Rev. (Georgia Pwr. Co. Plant-Scherer Proj.), Ser. 2009, 1.00%, due 7/1/2049 Putable 8/21/2026	2,146,817
	Muni. Elec. Au. of Georgia (Plant Vogtle Units 3&4 Proj. M Bonds)
500,000	Ser. 2019-A, 5.00%, due 1/1/2032	511,579
100,000	Ser. 2019-A, 5.00%, due 1/1/2033	101,775
850,000	Savannah Econ. Dev. Au. Rev. Ref. (Int'l Paper Co. Proj.), Ser. 2019-A, 2.00%, due 11/1/2033 Putable 10/1/2024	812,032
		3,572,203
Illinois 12.2%
470,000	Bureau Co. Township High Sch. Dist. No. 502 G.O., Ser. 2017-A, (BAM Insured), 5.00%, due 12/1/2033 Pre-Refunded 12/1/2027	506,885
1,000,000	Chicago O'Hare Int'l Arpt. Sr. Lien Ref. Rev., Ser. 2022-D, 5.00%, due 1/1/2035	1,041,867
	Chicago Ref. G.O.
200,000	Ser. 2020-A, 5.00%, due 1/1/2026	200,294
955,000	Ser. 2021-A, 4.00%, due 1/1/2035	811,669
	Illinois Fin. Au. Rev.
835,000	Ser. 2018 (Gov't Prog.-Brookfield Lagrange Park Sch. Dist. No. 95 Proj.), 4.00%, due 12/1/2038	758,522
1,065,000	Ser. 2018, (BAM Insured) (Gov't Prog.-E Prairie Sch. Dist. No. 73 Proj.), 5.00%, due 12/1/2029	1,147,555
20,000	Ser. 2018, (BAM Insured) (Gov't Prog.-E Prairie Sch. Dist. No. 73 Proj.), 4.00%, due 12/1/2042	17,715
	Illinois St. Fin. Au. Rev. (Downers Grove Comm. High Sch. Dist. No. 99 Proj.)
1,000,000	Ser. 2019, 4.00%, due 12/15/2030	1,021,318
1,000,000	Ser. 2019, 4.00%, due 12/15/2031	1,014,716
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^  (cont’d)
Principal Amount		Value
Illinois – cont'd
	Illinois St. G.O.
$2,945,000	Ser. 2017-D, 5.00%, due 11/1/2027	$ 2,955,295
2,000,000	Ser. 2017-D, 5.00%, due 11/1/2028	2,002,623
1,800,000	Ser. 2020, 5.75%, due 5/1/2045	1,804,530
500,000	Ser. 2021-A, 4.00%, due 3/1/2039	412,521
1,750,000	Ser. 2021-A, 5.00%, due 3/1/2046	1,593,133
	Peoria Co. Sch. Dist. No. 150 G.O. Ref.
395,000	Ser. 2020-A, (AGM Insured), 4.00%, due 12/1/2026	401,388
1,005,000	Ser. 2020-A, (AGM Insured), 4.00%, due 12/1/2027	1,026,177
955,000	Ser. 2020-A, (AGM Insured), 4.00%, due 12/1/2028	975,789
500,000	Sales Tax Securitization Corp. Rev. Ref., Ser. 2017-A, 5.00%, due 1/1/2028	519,069
530,000	Sales Tax Securitization Corp. Rev. Ref. Second Lien, Ser. 2020-A, 5.00%, due 1/1/2026	546,921
	Springfield G.O.
950,000	Ser. 2014, 4.25%, due 12/1/2027	965,863
665,000	Ser. 2014, 5.00%, due 12/1/2028	684,457
		20,408,307
Indiana 1.5%
375,000	Indiana Fin. Au. Midwestern Disaster Relief Rev. (Ohio Valley Elec. Corp. Proj.), Ser. 2012-B, 3.00%, due 11/1/2030	317,848
500,000	Indiana St. Fin. Au. Rev. (Greencroft Oblig. Group), Ser. 2021, 4.00%, due 11/15/2043	373,594
	Indiana St. Hsg. & CDA Single Family Mtge. Rev.
795,000	Ser. 2019-B, (GNMA/FNMA/FHLMC Insured), 2.40%, due 7/1/2034	643,619
295,000	Ser. 2020-B-1, (GNMA Insured), 1.60%, due 1/1/2031	243,149
550,000	Ser. 2020-B-1, (GNMA Insured), 1.75%, due 7/1/2032	439,714
505,000	Indiana St. Muni. Pwr. Agcy. Ref. Rev., Ser. 2016-C, 5.00%, due 1/1/2027	528,262
		2,546,186
Iowa 1.6%
1,050,000	Iowa Higher Ed. Loan Au. Rev. (Private College Des Moines Univ. Proj.), Ser. 2020, 5.00%, due 10/1/2027	1,079,609
1,205,000	Iowa St. Fin. Au. Single Family Mtge. Rev., Ser. 2021-B, (GNMA/FNMA/FHLMC Insured), 1.85%, due 7/1/2032	939,996
640,000	Iowa St. Fin. Au. Single Family Mtge. Rev. (Non Ace-Mtge.-Backed Sec. Prog.), Ser. 2017-C, (GNMA/FNMA/FHLMC Insured), 2.30%, due 1/1/2026	608,215
		2,627,820
Kansas 0.8%
	Wichita City Sales Tax. Spec. Oblig. Rev. (River Dist. Stadium Star Bond Proj.)
305,000	Ser. 2018, 5.00%, due 9/1/2025	316,546
1,000,000	Ser. 2018, 5.00%, due 9/1/2027	1,069,111
		1,385,657
Kentucky 0.9%
1,470,000	Laurel Co. Judicial Ctr. Pub. Properties Corp. Ref. Rev. (Justice Center Proj.), Ser. 2015, 4.00%, due 3/1/2024	1,472,280
Louisiana 0.4%
750,000	St. John the Baptist Parish LA Rev. Ref. (Marathon Oil Corp. Proj.), Subser. 2017-B-2, 2.38%, due 6/1/2037 Putable 7/1/2026	682,689
Maryland 0.9%
250,000	Baltimore Spec. Oblig. Ref. Rev. Sr. Lien (Harbor Point Proj.), Ser. 2019-A, 3.63%, due 6/1/2046	178,562(b)
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^  (cont’d)
Principal Amount		Value
Maryland – cont'd
$1,825,000	Maryland St. Hsg. & Comm. Dev. Administration Dept. Rev., Ser. 2020-D, 1.95%, due 9/1/2035	$ 1,312,686
		1,491,248
Massachusetts 0.7%
1,200,000	Massachusetts Dev. Fin. Agcy. Rev. Ref., Ser. 2021-G, 5.00%, due 7/1/2050	1,122,245
Michigan 1.9%
1,000,000	Detroit Downtown Dev. Au. Tax Increment Rev. Ref. (Catalyst Dev. Proj.), Ser. 2018-A, (AGM Insured), 5.00%, due 7/1/2029	1,020,237
730,000	Michigan St. Hsg. Dev. Au. Rev., Ser. 2016-B, 2.30%, due 6/1/2025	701,998
	Walled Lake Cons. Sch. Dist.
650,000	Ser. 2020, 5.00%, due 5/1/2032	708,473
675,000	Ser. 2020, 5.00%, due 5/1/2033	733,289
		3,163,997
Minnesota 0.3%
500,000	St. Paul Hsg. & Redev. Au. Hlth. Care Rev. Ref. (Fairview Hlth. Svcs. Obligated Group), Ser. 2017-A, 4.00%, due 11/15/2043	412,873
Mississippi 2.2%
1,250,000	Mississippi Dev. Bank Spec. Oblig. (Madison Co. Hwy. Proj.), Ser. 2013-C, 5.00%, due 1/1/2027	1,309,522
325,000	Mississippi St. G.O. Ref., Ser. 2015-C, 5.00%, due 10/1/2026	340,235
2,100,000	Warren Co. Gulf Opportunity Zone Rev. Ref. (Int'l Paper Co. Proj.), Ser. 2018, 2.90%, due 9/1/2032 Putable 9/1/2023	2,081,372
		3,731,129
Missouri 0.7%
100,000	Missouri St. Hlth. & Ed. Facs. Au. Hlth. Fac. Rev. (St. Louis Univ.), Ser. 2008-B1, (LOC: Deutsche Bank AG), 1.69%, due 10/1/2035	100,000(a)
500,000	Missouri St. Hlth. & Ed. Facs. Au. Hlth. Fac. Rev. Ref. (SSM Hlth. Care Oblig.), Ser. 2018-C, 5.00%, due 6/1/2036 Putable 6/1/2023	500,660
	Missouri St. Hsg. Dev. Commission Single Family Mtge. Rev. (Non-AMT Spec. Homeownership Loan Prog.)
245,000	Ser. 2014-A, (GNMA/FNMA/FHLMC Insured), 3.80%, due 11/1/2034	237,408
285,000	Ser. 2014-A, (GNMA/FNMA/FHLMC Insured), 4.00%, due 11/1/2039	281,929
		1,119,997
Nevada 0.3%
500,000	Clark Co. Sch. Dist. G.O., Ser. 2020-A, (AGM Insured), 5.00%, due 6/15/2028	534,540
New Hampshire 0.9%
1,500,000	New Hampshire Hlth. & Ed. Facs. Au. Rev. (Univ. Sys. New Hampshire), Ser. 2011-B, 1.62%, due 7/1/2033	1,500,000(a)
New Jersey 3.9%
1,025,000	New Jersey Econ. Dev. Au. Rev. (Portal North Bridge Proj.), Ser. 2022-A, 5.00%, due 11/1/2029	1,064,528
1,130,000	New Jersey Hlth. Care Fac. Fin. Au. Rev. (Inspira Hlth. Obligated Group), Ser. 2017-A, 5.00%, due 7/1/2029	1,160,225
1,500,000	New Jersey Hlth. Care Facs. Fin. Au. Contract Rev. Ref. (Hosp. Asset Trans. Prog.), Ser. 2017, 5.00%, due 10/1/2028	1,555,682
600,000	New Jersey St. Trans. Trust Fund Au., Ser. 2019-BB, 5.00%, due 6/15/2029	620,798
	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev. Ref.
645,000	Ser. 2018-A, 5.00%, due 12/15/2032	657,362
200,000	Ser. 2019-A, 5.00%, due 12/15/2028	208,230
180,000	New Jersey St. Turnpike. Au. Rev., Ser. 2021-A, 4.00%, due 1/1/2051	150,494
750,000	Newark G.O., Ser. 2020-A, (AGM Insured), 5.00%, due 10/1/2027	792,883
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^  (cont’d)
Principal Amount		Value
New Jersey – cont'd
$295,000	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.), Ser. 2013, 4.00%, due 6/15/2023	$ 296,382
		6,506,584
New York 14.3%
140,000	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 5.00%, due 12/1/2026	141,588
410,000	Broome Co. Local Dev. Corp. Rev. (Good Shepherd Village at Endwell, Inc. Proj.), Ser. 2021, 4.00%, due 1/1/2047	287,555
	Dutchess Co. Local Dev. Corp. Rev. Ref. (Culinary Institute of America Proj.)
100,000	Ser. 2021, 5.00%, due 7/1/2033	100,318
150,000	Ser. 2021, 4.00%, due 7/1/2035	132,515
100,000	Ser. 2021, 4.00%, due 7/1/2036	87,462
100,000	Ser. 2021, 4.00%, due 7/1/2037	86,429
320,000	Ser. 2021, 4.00%, due 7/1/2039	270,389
100,000	Ser. 2021, 4.00%, due 7/1/2040	83,573
10,000	Long Beach, G.O., Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/2023	10,037
800,000	Long Island Pwr. Au. Elec. Sys. Gen. Rev., Ser. 2020-A, 5.00%, due 9/1/2033	850,242
3,000,000	Metro. Trans. Au. Rev., Ser. 2020-A-1, 5.00%, due 2/1/2023	3,010,052
100,000	Metro. Trans. Au. Rev. (Green Bond), Ser. 2020-E, 4.00%, due 11/15/2045	78,718
825,000	Monroe Co. G.O. (Pub. Imp.), Ser. 2019-A, (BAM Insured), 4.00%, due 6/1/2028	841,048
500,000	New Paltz Central Sch. Dist. G.O., Ser. 2019, 4.00%, due 2/15/2029	511,580
900,000	New York City Hlth. & Hosp. Corp. Hlth. Sys. Rev., Ser. 2021-A, 5.00%, due 2/15/2028	960,886
2,475,000	New York City Hsg. Dev. Corp. Rev., Ser. 2020-C, (HUD Section 8, Fannie Mae Insured), 2.15%, due 8/1/2035	1,820,671
	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev. (Second Gen. Resolution Rev. Bonds)
100,000	Ser. 2008, 1.59%, due 6/15/2039	100,000(a)
100,000	Ser. 2008-BB-1, 2.20%, due 6/15/2036	100,000(a)
2,000,000	Ser. 2013-AA-2, 1.59%, due 6/15/2050	2,000,000(a)
	New York City Transitional Fin. Au. Rev. (Future Tax Secured)
100,000	Ser. 2015-C, 5.00%, due 11/1/2027	103,959
1,750,000	Subser. 2016-A-1, 4.00%, due 5/1/2031	1,761,631
	New York City Trust for Cultural Res. Rev. Ref. (Carnegie Hall)
310,000	Ser. 2019, 5.00%, due 12/1/2037	330,194
625,000	Ser. 2019, 5.00%, due 12/1/2038	663,622
300,000	Ser. 2019, 5.00%, due 12/1/2039	317,485
	New York G.O.
65,000	Ser. 2018 E-1, 5.00%, due 3/1/2031	69,592
1,000,000	Subser. 2018-F-1, 5.00%, due 4/1/2034	1,038,286
	New York Liberty Dev. Corp. Ref. Rev. Green Bonds (4 World Trade Ctr. Proj.)
150,000	Ser. 2021-A, 2.50%, due 11/15/2036	106,393
1,850,000	Ser. 2021-A, 2.75%, due 11/15/2041	1,248,409
800,000	New York St. Dorm. Au. Personal Income Tax Rev., Ser. 2014-C, 5.00%, due 3/15/2025	818,942
500,000	Oneida Co. Local Dev. Corp. Rev. Ref. (Mohawk Valley Hlth. Sys. Proj.), Ser. 2019-A, (AGM Insured), 4.00%, due 12/1/2049	415,522
420,000	Onondaga Civic Dev. Corp. (Le Moyne Collage Proj.), Ser. 2021, 5.00%, due 7/1/2034	418,946
	Onondaga Civic Dev. Corp. Ref. (Le Moyne Collage Proj.)
300,000	Ser. 2022, 4.00%, due 7/1/2034	268,116
300,000	Ser. 2022, 4.00%, due 7/1/2036	262,121
450,000	Ser. 2022, 4.00%, due 7/1/2039	379,796
500,000	Ser. 2022, 4.00%, due 7/1/2042	408,710
500,000	Suffolk Tobacco Asset Securitization Corp. Ref. (Tobacco Settle Asset Backed Sub. Bonds), Ser. 2021-B-1, 4.00%, due 6/1/2050	448,545
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^  (cont’d)
Principal Amount		Value
New York – cont'd
$2,500,000	Triborough Bridge & Tunnel Au. Rev., Ser. 2021-A-2, 2.00%, due 5/15/2045 Putable 5/15/2024	$ 2,415,553
500,000	Westchester Co. Local Dev. Corp. Rev. Ref. (Kendal on Hudson Proj.), Ser. 2022-B, 5.00%, due 1/1/2041	470,159
450,000	Yonkers Econ. Dev. Corp. Ed. Rev. (Charter Sch. of Ed. Excellence Proj.), Ser. 2019-A, 5.00%, due 10/15/2049	378,657
		23,797,701
North Carolina 1.2%
2,000,000	North Carolina St. Turnpike Au., Ser. 2020, 5.00%, due 2/1/2024	2,024,166
Ohio 2.7%
3,450,000	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Ref. Rev., Ser. 2020-B-2, 5.00%, due 6/1/2055	2,903,639
500,000	Ohio St. Air Quality Dev. Au. (Ohio Valley Elec. Corp. Proj.), Ser. 2009-B, 1.38%, due 2/1/2026 Putable 11/1/2024	464,820
1,000,000	Ohio St. Air Quality Dev. Au. Rev. (American Elec. Pwr. Co. Proj.), Ser. 2014-A, 2.40%, due 12/1/2038 Putable 10/1/2029	855,220
250,000	Port Au. of Greater Cincinnati Dev. Rev. (Convention Ctr. Hotel Acquisition and Demolition Proj.), Ser. 2020-A, 3.00%, due 5/1/2023	247,836
		4,471,515
Oklahoma 1.0%
1,500,000	Weatherford Ind. Trust Ed. Fac. Lease Rev. (Weatherford Pub. Sch. Proj.), Ser. 2019, 5.00%, due 3/1/2033	1,600,334
Pennsylvania 7.8%
2,615,000	Allegheny Co. Hosp. Dev. Au. Rev. Ref. (Univ. Pittsburgh Med. Ctr.), Ser. 2019-A, 5.00%, due 7/15/2029	2,780,016
	Lackawanna Co. Ind. Dev. Au. Rev. Ref. (Univ. of Scranton)
940,000	Ser. 2017, 5.00%, due 11/1/2028	978,885
565,000	Ser. 2017, 5.00%, due 11/1/2029	587,904
500,000	Ser. 2017, 5.00%, due 11/1/2030	519,252
	Luzerne Co. G.O. Ref
400,000	Ser. 2017-A, (AGM Insured), 5.00%, due 12/15/2025	416,552
150,000	Ser. 2017-A, (AGM Insured), 5.00%, due 12/15/2027	158,516
200,000	Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/2025	208,276
70,000	Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/2026	73,713
	Luzerne Co. Ind. Dev. Au. Lease Rev. Ref. Gtd.
350,000	Ser. 2017, (AGM Insured), 5.00%, due 12/15/2025	364,483
525,000	Ser. 2017, (AGM Insured), 5.00%, due 12/15/2026	548,460
250,000	Ser. 2017, (AGM Insured), 5.00%, due 12/15/2027	260,495
1,025,000	Pennsylvania St. G.O., Ser. 2015, 5.00%, due 3/15/2029	1,057,215
2,065,000	Pennsylvania St. Turnpike Commission Rev. Ref., Ser. 2016, 5.00%, due 6/1/2027	2,149,762
400,000	Pennsylvania St. Turnpike Commission Turnpike Rev., Subser. 2019-A, 5.00%, due 12/1/2033	416,782
1,690,000	Philadelphia City Wtr. & Wastewater Rev. Ref., Ser. 2020-A, 5.00%, due 11/1/2039	1,761,840
750,000	Southeastern Trans. Au. Rev. Ref., Ser. 2017, 5.00%, due 3/1/2028	798,759
		13,080,910
Puerto Rico 1.2%
800,000	Puerto Rico Ind. Tourist Ed. Med. & Env. Ctrl. Fac. Rev. (Hosp. Auxilio Mutuo Oblig. Group Proj.), Ser. 2021, 5.00%, due 7/1/2029	833,581
1,391,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2018-A-1, 5.00%, due 7/1/2058	1,192,766
		2,026,347
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^  (cont’d)
Principal Amount		Value
South Carolina 2.1%
$2,000,000	South Carolina St. Hsg. Fin. & Dev. Au. Mtge. Rev., Ser. 2021 A, 1.85%, due 7/1/2036	$ 1,389,453
2,000,000	South Carolina St. Pub. Svc. Au. Oblig. Rev. Ref., Ser. 2014-C, 5.00%, due 12/1/2028	2,035,956
		3,425,409
Tennessee 2.2%
700,000	Greeneville Hlth. & Ed. Facs. Board Hosp. Rev. Ref. (Ballad Hlth. Obligated Group), Ser. 2018-A, 5.00%, due 7/1/2032	700,628
1,230,000	Tennessee Hsg. Dev. Agcy. Residential Fin. Prog. Rev., Ser. 2019-2, 3.00%, due 7/1/2039	1,137,955
	Tennessee St. Energy Acquisition Corp. Gas Rev. (Goldman Sachs Group, Inc.)
445,000	Ser. 2017-A, 4.00%, due 5/1/2048 Putable 5/1/2023	444,028
1,500,000	Ser. 2018, 4.00%, due 11/1/2049 Putable 11/1/2025	1,458,023
		3,740,634
Texas 4.8%
590,000	Central Texas Reg. Mobility Au. Sr. Lien Ref. Rev., Ser. 2020-A, 5.00%, due 1/1/2027	616,936
2,450,000	Dallas Co. G.O. (Cert. Oblig.), Ser. 2016, 5.00%, due 8/15/2023	2,483,536
750,000	Hidalgo Co. Reg. Mobility Au. Rev., Ser. 2022-B, 4.00%, due 12/1/2041	626,061
250,000	La Joya Independent Sch. Dist. Ref. G.O., Ser. 2013, (PSF-GTD Insured), 5.00%, due 2/15/2033	262,549
900,000	Laredo Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2013, 5.00%, due 8/1/2027	910,405
125,000	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC), Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/2023	125,218
290,000	Pampa Independent Sch. Dist. G.O. Ref., Ser. 2016, (PSF-GTD Insured), 5.00%, due 8/15/2032 Pre-Refunded 8/15/2025	301,762
710,000	Prosper Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2019, (PSF-GTD Insured), 5.00%, due 2/15/2030	769,685
1,130,000	San Antonio Pub. Fac. Rev. (Convention Cert. Facs Proj.), Ser. 2022, 5.00%, due 9/15/2034	1,207,067
700,000	Tender Option Bond Trust Receipts/CTFS Various St. (Floaters), Ser. 2021, (LOC: Deutsche Bank A.G.), 2.49%, due 1/1/2061	700,000(a)(b)
		8,003,219
Utah 1.6%
	Midvale Redev. Agcy. Tax Increment & Sales Tax Rev.
660,000	Ser. 2018, 5.00%, due 5/1/2032	697,309
380,000	Ser. 2018, 5.00%, due 5/1/2034	399,541
	Utah Infrastructure Agcy. Telecommunication Rev.
200,000	Ser. 2019-A, 4.00%, due 10/15/2036	166,410
500,000	Ser. 2021-A, 4.00%, due 10/15/2038	404,485
100,000	Utah St. G.O., Ser. 2020-B, 3.00%, due 7/1/2030	95,161
960,000	Weber Co. Spec. Assessment (Summit Mountain Assessment Area), Ser. 2013, 5.50%, due 1/15/2028	964,111
		2,727,017
Virginia 0.6%
1,115,000	Virginia St. Hsg. Dev. Au., Ser. 2021, ( (GNMA/FNMA/FHLMC Insured), 1.05%, due 12/1/2027	959,580
Washington 0.5%
85,000	North Thurston Pub. Sch. G.O., Ser. 2016, 4.00%, due 12/1/2028	86,738
800,000	Whitman Co. Sch. Dist. No. 267 Pullman G.O., Ser. 2016, 4.00%, due 12/1/2029	815,538
		902,276
West Virginia 0.4%
700,000	West Virginia Hosp. Fin. Au. Rev. Ref. (Cabell Huntington Hosp. Obligated Group), Ser. 2018-A, 5.00%, due 1/1/2029	710,721
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^  (cont’d)
Principal Amount		Value
Wisconsin 1.7%
$500,000	Pub. Fin. Au. Hosp. Rev. (Carson Valley Med. Ctr.), Ser. 2021-A, 4.00%, due 12/1/2051	$ 362,757
500,000	Pub. Fin. Au. Sr. Rev. (Wonderful Foundations Charter Sch. Portfolio Proj.), Ser. 2020-A-1, 5.00%, due 1/1/2055	352,533(b)
480,000	Wisconsin St. Hlth. & Ed. Facs. Au. Rev. Ref. (Ascension Health Credit Group), Ser. 2016-A, 4.00%, due 11/15/2039	423,094
	Wisconsin St. Hsg. & Econ. Dev. Au. Home Ownership Rev.
675,000	Ser. 2021-A, 1.25%, due 3/1/2028	572,806
720,000	Ser. 2021-A, 1.35%, due 9/1/2028	605,358
700,000	Ser. 2021-A, 1.45%, due 3/1/2029	582,038
		2,898,586
Total Investments 96.1% (Cost $178,040,129)		160,428,415
Other Assets Less Liabilities 3.9%		6,529,015
Net Assets 100.0%		$166,957,430

(a)
Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at October 31, 2022.

(b)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2022, these securities amounted to $1,231,095, which represents 0.7% of net assets of the Fund.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes#	$—	$160,428,415	$—	$160,428,415
Total Investments	$—	$160,428,415	$—	$160,428,415

#	The Schedule of Investments provides information on the state/territory categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^
October 31, 2022

Principal Amount		Value
U.S. Treasury Obligations 6.4%
$10,000,000	U.S. Treasury Bills, 2.72%, due 11/1/2022	$ 10,000,000(a)
905,000	U.S. Treasury Notes, 0.38%, due 8/15/2024	839,847
Total U.S. Treasury Obligations (Cost $10,848,941)		10,839,847

Mortgage-Backed Securities 24.4%
Collateralized Mortgage Obligations 8.8%
14,432	Angel Oak Mortgage Trust I LLC, Ser. 2019-1, Class A1, 3.92%, due 11/25/2048	14,330(b)(c)
1,062,854	COLT Mortgage Loan Trust, Ser. 2021-5, Class A1, 1.73%, due 11/26/2066	869,649(b)(c)
Connecticut Avenue Securities Trust
26,513	Ser. 2019-R02, Class 1M2, (1M USD LIBOR + 2.30%), 5.89%, due 8/25/2031	26,479(b)(d)
251,868	Ser. 2021-R01, Class 1M2, (SOFR30A + 1.55%), 4.55%, due 10/25/2041	235,627(b)(d)
1,700,000	Ser. 2022-R01, Class 1M2, (SOFR30A + 1.90%), 4.90%, due 12/25/2041	1,543,251(b)(d)
625,000	Ser. 2022-R04, Class 1M2, (SOFR30A + 3.10%), 6.10%, due 3/25/2042	585,261(b)(d)
725,000	Ser. 2022-R03, Class 1M2, (SOFR30A + 3.50%), 6.50%, due 3/25/2042	689,656(b)(d)
258,557	Ser. 2022-R07, Class 1M1, (SOFR30A + 2.95%), 5.97%, due 6/25/2042	259,695(b)(d)
79,000	Ser. 2022-R08, Class 1M2, (SOFR30A + 3.60%), 6.60%, due 7/25/2042	74,649(b)(d)
776,370	Ellington Financial Mortgage Trust, Ser. 2022-1, Class A1, 2.21%, due 1/25/2067	614,415(b)(c)
Fannie Mae Connecticut Avenue Securities
522,660	Ser. 2016-C01, Class 2M2, (1M USD LIBOR + 6.95%), 10.54%, due 8/25/2028	538,668(d)
412,827	Ser. 2016-C02, Class 1M2, (1M USD LIBOR + 6.00%), 9.59%, due 9/25/2028	426,543(d)
150,761	Ser. 2016-C03, Class 1M2, (1M USD LIBOR + 5.30%), 8.89%, due 10/25/2028	155,401(d)
513,741	Ser. 2016-C04, Class 1M2, (1M USD LIBOR + 4.25%), 7.84%, due 1/25/2029	528,071(d)
700,749	Ser. 2017-C03, Class 1M2, (1M USD LIBOR + 3.00%), 6.59%, due 10/25/2029	702,501(d)
85,388	Ser. 2017-C04, Class 2M2, (1M USD LIBOR + 2.85%), 6.44%, due 11/25/2029	86,268(d)
775,165	Ser. 2017-C05, Class 1M2, (1M USD LIBOR + 2.20%), 5.79%, due 1/25/2030	767,474(d)
585,736	Ser. 2017-C06, Class 2M2, (1M USD LIBOR + 2.80%), 6.39%, due 2/25/2030	579,832(d)
507,291	Ser. 2018-C01, Class 1M2, (1M USD LIBOR + 2.25%), 5.84%, due 7/25/2030	500,898(d)
732,614	Ser. 2018-C02, Class 2M2, (1M USD LIBOR + 2.20%), 5.79%, due 8/25/2030	721,558(d)
530,291	Ser. 2018-C03, Class 1M2, (1M USD LIBOR + 2.15%), 5.74%, due 10/25/2030	524,945(d)
Freddie Mac Structured Agency Credit Risk Debt Notes
576,630	Ser. 2017-DNA1, Class M2, (1M USD LIBOR + 3.25%), 6.84%, due 7/25/2029	585,378(d)
678,522	Ser. 2017-HQA3, Class M2, (1M USD LIBOR + 2.35%), 5.94%, due 4/25/2030	669,978(d)
179,014	Ser. 2019-CS03, Class M1, (1M USD LIBOR + 0.00%), 3.59%, due 10/25/2032	178,536(b)(d)
Freddie Mac Structured Agency Credit Risk Debt Notes Real Estate Mortgage Investment Conduits
408,000	Ser. 2022-DNA2, Class M2, (SOFR30A + 3.75%), 6.75%, due 2/25/2042	372,956(b)(d)
469,000	Ser. 2022-HQA1, Class M2, (SOFR30A + 5.25%), 8.25%, due 3/25/2042	440,273(b)(d)
333,000	Ser. 2022-HQA3, Class M1B, (SOFR30A + 3.55%), 6.55%, due 8/25/2042	311,602(b)(d)
435,114	GCAT Trust, Ser. 2021-NQM5, Class A1, 1.26%, due 7/25/2066	324,222(b)(c)
29,416	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, (1M USD LIBOR + 1.13%), 4.25%, due 6/19/2034	27,043(d)
260,698	New Residential Mortgage Loan Trust, Ser. 2019-NQM5, Class A1, 2.71%, due 11/25/2059	229,082(b)(c)
455,839	SG Residential Mortgage Trust, Ser. 2021-2, Class A1, 1.74%, due 12/25/2061	350,287(b)(c)
418,101	Towd Point Mortgage Trust, Ser. 2022-4, Class A1, 3.75%, due 9/25/2062	386,428(b)(c)
Verus Securitization Trust
393,761	Ser. 2021-3, Class A3, 1.44%, due 6/25/2066	303,226(b)(c)
420,916	Ser. 2021-6, Class A3, 1.89%, due 10/25/2066	328,548(b)(c)
14,952,730
Commercial Mortgage-Backed 13.6%
867,760	BANK, Ser. 2020-BN30, Class A1, 0.45%, due 12/15/2053	799,258
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^  (cont’d)
Principal Amount		Value

Commercial Mortgage-Backed – cont'd
	BBCMS Mortgage Trust
$484,058	Ser. 2020-C7, Class A1, 1.08%, due 4/15/2053	$ 457,423
4,418,206	Ser. 2021-C11, Class XA, 1.39%, due 9/15/2054	341,519(c)(e)
1,883,656	Ser. 2022-C17, Class XA, 1.15%, due 9/15/2055	152,682(c)(e)
662,000	BB-UBS Trust, Ser. 2012-SHOW, Class A, 3.43%, due 11/5/2036	612,988(b)
	Benchmark Mortgage Trust
146,129	Ser. 2019-B12, Class A2, 3.00%, due 8/15/2052	138,924
325,000	Ser. 2019-B12, Class AS, 3.42%, due 8/15/2052	272,552
7,449,699	Ser. 2021-B30, Class XA, 0.82%, due 11/15/2054	388,369(c)(e)
244,000	Ser. 2021-B31, Class D, 2.25%, due 12/15/2054	134,567(b)
104,000	Ser. 2021-B31, Class E, 2.25%, due 12/15/2054	53,045(b)
300,000	Ser. 2019-B10, Class B, 4.18%, due 3/15/2062	252,945(c)
228,000	BPR Trust, Ser. 2022-OANA, Class D, (1M CME Term SOFR + 3.69%), 7.07%, due 4/15/2037	210,602(b)(d)
	BX Commercial Mortgage Trust
100,000	Ser. 2021-VOLT, Class A, (1M USD LIBOR + 0.70%), 4.11%, due 9/15/2036	94,989(b)(d)
1,640,000	Ser. 2021-VOLT, Class D, (1M USD LIBOR + 1.65%), 5.06%, due 9/15/2036	1,516,868(b)(d)
233,750	Ser. 2019-XL, Class D, (1M USD LIBOR + 1.45%), 4.86%, due 10/15/2036	223,801(b)(d)
	BX Trust
400,000	Ser. 2019-OC11, Class A, 3.20%, due 12/9/2041	328,440(b)
471,000	Ser. 2019-OC11, Class D, 3.94%, due 12/9/2041	367,205(b)(c)
206,225	BXMT Ltd., Ser. 2020-FL2, Class A, (1M CME Term SOFR + 1.01%), 4.39%, due 2/15/2038	202,381(b)(d)
	CAMB Commercial Mortgage Trust
1,429,000	Ser. 2019-LIFE, Class D, (1M USD LIBOR + 1.75%), 5.16%, due 12/15/2037	1,364,670(b)(d)
595,000	Ser. 2019-LIFE, Class E, (1M USD LIBOR + 2.15%), 5.56%, due 12/15/2037	565,238(b)(d)
140,000	Ser. 2019-LIFE, Class F, (1M USD LIBOR + 2.55%), 5.96%, due 12/15/2037	130,418(b)(d)
	Citigroup Commercial Mortgage Trust
788,977	Ser. 2014-GC25, Class AAB, 3.37%, due 10/10/2047	769,676
592,205	Ser. 2015-GC27, Class AAB, 2.94%, due 2/10/2048	576,047
660,000	Ser. 2015-P1, Class A5, 3.72%, due 9/15/2048	622,981
317,922	Ser. 2016-P4, Class AAB, 2.78%, due 7/10/2049	302,182
77,252	Ser. 2016-C2, Class A1, 1.50%, due 8/10/2049	77,146
	Commercial Mortgage Trust
1,000,000	Ser. 2012-CR4, Class AM, 3.25%, due 10/15/2045	960,526
1,000,000	Ser. 2013-LC6, Class B, 3.74%, due 1/10/2046	995,511
1,000,000	Ser. 2014-UBS2, Class A5, 3.96%, due 3/10/2047	973,860
1,366,162	Ser. 2014-UBS3, Class XA, 1.06%, due 6/10/2047	15,742(c)(e)
382,201	Ser. 2014-CR19, Class ASB, 3.50%, due 8/10/2047	372,874
4,717,302	Ser. 2014-UBS6, Class XA, 0.85%, due 12/10/2047	61,904(c)(e)
475,000	Ser. 2016-COR1, Class AM, 3.49%, due 10/10/2049	425,663
361,503	Ser. 2015-PC1, Class ASB, 3.61%, due 7/10/2050	352,300
269,352	Ser. 2013-CR11, Class ASB, 3.66%, due 8/10/2050	267,435
	CSAIL Commercial Mortgage Trust
6,670,254	Ser. 2016-C5, Class XA, 0.91%, due 11/15/2048	138,821(c)(e)
594,906	Ser. 2016-C5, Class ASB, 3.53%, due 11/15/2048	574,256
640,000	Eleven Madison Mortgage Trust, Ser. 2015-11MD, Class A, 3.55%, due 9/10/2035	588,948(b)(c)
1,535,000	Freddie Mac Multiclass Certificates, Ser. 2020-RR02, Class CX, 1.27%, due 3/27/2029	99,178(c)(e)
	Freddie Mac Multifamily Structured Pass Through Certificates
5,486,891	Ser. KW03, Class X1, 0.83%, due 6/25/2027	143,073(c)(e)
3,413,566	Ser. K095, Class X1, 0.95%, due 6/25/2029	167,880(c)(e)
5,278,644	Ser. K096, Class X1, 1.13%, due 7/25/2029	311,356(c)(e)
4,100,000	Ser. K098, Class XAM, 1.39%, due 8/25/2029	314,630(c)(e)
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^  (cont’d)
Principal Amount		Value

Commercial Mortgage-Backed – cont'd
$132,000	GS Mortgage Securities Corp. Trust, Ser. 2022-ECI, Class A, (1M CME Term SOFR + 2.19%), 5.57%, due 8/15/2039	$ 130,713 (b)(d)
GS Mortgage Securities Trust
110,995	Ser. 2010-C1, Class B, 5.15%, due 8/10/2043	108,959(b)
60,368,535	Ser. 2013-GC13, Class XA, 0.06%, due 7/10/2046	8,850(c)(e)
100,000	Ser. 2014-GC18, Class AS, 4.38%, due 1/10/2047	95,038
478,397	Ser. 2015-GC34, Class AAB, 3.28%, due 10/10/2048	460,998
14,973,627	Ser. 2015-GC30, Class XA, 0.73%, due 5/10/2050	221,418(c)(e)
400,000	Hilton USA Trust, Ser. 2016-HHV, Class D, 4.19%, due 11/5/2038	340,503(b)(c)
400,000	Hudson Yards Mortgage Trust, Ser. 2016-10HY, Class A, 2.84%, due 8/10/2038	354,278(b)
252,000	ILPT Commercial Mortgage Trust, Ser. 2022-LPF2, Class A, (1M CME Term SOFR + 2.25%), 5.62%, due 10/15/2039	249,989(b)(d)
403,000	INTOWN STAY Mortgage Trust, Ser. 2022-STAY, Class A, (1M CME Term SOFR + 2.48%), 5.86%, due 8/15/2039	396,955(b)(d)
356,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Ser. 2022-OPO, Class D, 3.45%, due 1/5/2039	273,858(b)(c)
152,000	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2017-C33, Class C, 4.56%, due 5/15/2050	130,794(c)
1,025,000	NYO Commercial Mortgage Trust, Ser. 2021-1290, Class D, (1M USD LIBOR + 2.55%), 5.96%, due 11/15/2038	913,467(b)(d)
135,000	ONE Park Mortgage Trust, Ser. 2021-PARK, Class E, (1M CME Term SOFR + 1.86%), 5.24%, due 3/15/2036	121,331(b)(d)
Taubman Centers Commercial Mortgage Trust
185,000	Ser. 2022-DPM, Class A, (1M CME Term SOFR + 2.19%), 5.56%, due 5/15/2037	180,136(b)(d)
216,000	Ser. 2022-DPM, Class B, (1M CME Term SOFR + 2.93%), 6.31%, due 5/15/2037	209,215(b)(d)
181,000	Ser. 2022-DPM, Class C, (1M CME Term SOFR + 3.78%), 7.15%, due 5/15/2037	173,306(b)(d)
3,842,652	Wells Fargo Commercial Mortgage Trust, Ser. 2019-C52, Class XA, 1.60%, due 8/15/2052	276,787(c)(e)
910,000	WFRBS Commercial Mortgage Trust, Ser. 2014-C25, Class A5, 3.63%, due 11/15/2047	869,841
23,237,309
Fannie Mae 1.0%
Pass-Through Certificates
94,210	4.50%, due 4/1/2039 - 5/1/2044	91,028
1,700,000	5.50%, due 11/1/2052	1,695,444(f)
1,786,472
Freddie Mac 1.0%
Pass-Through Certificates
72,730	4.50%, due 11/1/2039	70,473
850,000	5.50%, due 10/1/2052	841,218
843,948	6.00%, due 10/1/2052	849,524
1,761,215
Total Mortgage-Backed Securities (Cost $46,577,562)		41,737,726
Asset-Backed Securities 15.6%
875,000	37 Capital CLO I Ltd., Ser. 2021-1A, Class A, (3M USD LIBOR + 1.20%), 5.28%, due 10/15/2034	833,437(b)(d)
1,450,000	AM Capital Funding LLC, Ser. 2018-1, Class A, 4.98%, due 12/15/2023	1,424,510(b)
588,025	Aqua Finance Trust, Ser. 2021-A, Class A, 1.54%, due 7/17/2046	530,490(b)
Avis Budget Rental Car Funding AESOP LLC
640,000	Ser. 2020-1A, Class A, 2.33%, due 8/20/2026	579,863(b)
500,000	Ser. 2020-2A, Class B, 2.96%, due 2/20/2027	446,072(b)
485,000	Ser. 2021-2A, Class B, 1.90%, due 2/20/2028	405,812(b)
262,800	Beacon Container Finance II LLC, Ser. 2021-1A, Class A, 2.25%, due 10/22/2046	223,734(b)
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^  (cont’d)
Principal Amount		Value
Asset-Backed Securities – cont'd
$1,140,000	Crown Castle Towers LLC, 3.66%, due 5/15/2025	$ 1,098,863(b)
1,000,000	Dryden 64 CLO Ltd., Ser. 2018-64A, Class D, (3M USD LIBOR + 2.65%), 6.84%, due 4/18/2031	881,250(b)(d)
435,000	Fort Washington CLO Ltd., Ser. 2021-2A, Class A, (3M USD LIBOR + 1.22%), 5.46%, due 10/20/2034	414,156(b)(d)
3,100,000	Gulf Stream Meridian 3 Ltd., Ser. 2021-IIIA, Class A1, (3M USD LIBOR + 1.32%), 5.40%, due 4/15/2034	2,999,445(b)(d)
Hilton Grand Vacations Trust
162,331	Ser. 2022-2A, Class A, 4.30%, due 1/25/2037	154,676(b)
337,076	Ser. 2022-2A, Class B, 4.74%, due 1/25/2037	321,340(b)
497,355	JPMorgan Chase Bank NA, Ser. 2021-3, Class B, 0.76%, due 2/26/2029	470,867(b)
337,000	MetroNet Infrastructure Issuer LLC, Ser. 2022-1A, Class A2, 6.35%, due 10/20/2052	315,148(b)(g)
MVW LLC
458,915	Ser. 2021-2A, Class A, 1.43%, due 5/20/2039	400,835(b)
325,582	Ser. 2021-2A, Class B, 1.83%, due 5/20/2039	288,793(b)
135,735	Ser. 2021-1WA, Class B, 1.44%, due 1/22/2041	122,977(b)
327,889	Navient Private Ed. Refi Loan Trust, Ser. 2021-EA, Class A, 0.97%, due 12/16/2069	265,911(b)
Navient Student Loan Trust
319,294	Ser. 2021-BA, Class A, 0.94%, due 7/15/2069	267,771(b)
166,462	Ser. 2021-CA, Class A, 1.06%, due 10/15/2069	141,982(b)
361,552	Ser. 2021-FA, Class A, 1.11%, due 2/18/2070	293,083(b)
1,200,000	Oaktree CLO Ltd., Ser. 2022-3A, Class A2, (3M CME Term SOFR + 2.30%), 5.12%, due 7/15/2035	1,188,812(b)(d)
1,000,000	Octagon Investment Partners 43 Ltd., Ser. 2019-1A, Class D, (3M USD LIBOR + 3.90%), 8.26%, due 10/25/2032	886,253(b)(d)
OneMain Financial Issuance Trust
564,173	Ser. 2020-1A, Class A, 3.84%, due 5/14/2032	557,169(b)
422,000	Ser. 2022-2A, Class A, 4.89%, due 10/14/2034	405,683(b)
1,000,000	Park Blue CLO Ltd., Ser. 2022-1A, Class A1, (3M CME Term SOFR + 2.45%), 2.45%, due 10/20/2034	987,282(b)(d)
PFS Financing Corp.
960,000	Ser. 2021-A, Class A, 0.71%, due 4/15/2026	895,859(b)
673,000	Ser. 2022-A, Class A, 2.47%, due 2/15/2027	621,831(b)
Prestige Auto Receivables Trust
580,000	Ser. 2021-1A, Class D, 2.08%, due 2/15/2028	507,771(b)
252,000	Ser. 2022-1A, Class B, 6.55%, due 7/17/2028	251,214(b)
410,000	SBA Tower Trust, Ser. 2014-2A, Class C, 3.87%, due 10/15/2049	395,021(b)
Sierra Timeshare Receivables Funding LLC
79,897	Ser. 2019-2A, Class A, 2.59%, due 5/20/2036	76,567(b)
93,278	Ser. 2020-2A, Class C, 3.51%, due 7/20/2037	87,663(b)
263,486	Ser. 2022-1A, Class A, 3.05%, due 10/20/2038	245,186(b)
352,001	Ser. 2022-1A, Class C, 3.94%, due 10/20/2038	328,189(b)
211,224	Ser. 2022-2A, Class B, 5.04%, due 6/20/2040	203,723(b)
SoFi Professional Loan Program Trust
304,339	Ser. 2021-A, Class AFX, 1.03%, due 8/17/2043	254,796(b)
490,000	Ser. 2018-C, Class BFX, 4.13%, due 1/25/2048	451,782(b)
1,200,000	Storm King Park CLO Ltd., Ser. 2022-1A, Class A1, (3M CME Term SOFR + 2.05%), 5.66%, due 10/15/2035	1,140,756(b)(d)
193,538	Taco Bell Funding LLC, Ser. 2021-1A, Class A2I, 1.95%, due 8/25/2051	160,605(b)
457,813	TAL Advantage VII LLC, Ser. 2020-1A, Class A, 2.05%, due 9/20/2045	395,048(b)
500,000	TICP CLO VII Ltd., Ser. 2017-7A, Class DR, (3M USD LIBOR + 3.20%), 7.28%, due 4/15/2033	443,038(b)(d)
739,000	T-Mobile U.S. Trust, Ser. 2022-1A, Class A, 4.91%, due 5/22/2028	732,217(b)
890,866	Vantage Data Centers Issuer LLC, Ser. 2019-1A, Class A2, 3.19%, due 7/15/2044	843,087(b)
1,000,000	Voya CLO Ltd., Ser. 2016-2A, Class CR, (3M USD LIBOR + 4.00%), 8.23%, due 7/19/2028	899,460(b)(d)
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^  (cont’d)
Principal Amount		Value
Asset-Backed Securities – cont'd
$875,000	Whitebox CLO III Ltd., Ser. 2021-3A, Class A1, (3M USD LIBOR + 1.22%), 5.30%, due 10/15/2034	$ 835,317 (b)(d)
Total Asset-Backed Securities (Cost $28,584,586)		26,675,344

Corporate Bonds 46.2%
Aerospace & Defense 0.6%
1,150,000	Boeing Co., 2.20%, due 2/4/2026	1,016,249
Agriculture 0.2%
465,000	BAT Capital Corp., 2.26%, due 3/25/2028	368,494
Airlines 1.9%
	American Airlines, Inc./AAdvantage Loyalty IP Ltd.
930,000	5.50%, due 4/20/2026	885,659(b)
1,335,000	5.75%, due 4/20/2029	1,214,850(b)
110,000	Delta Air Lines, Inc., 7.00%, due 5/1/2025	111,517(b)
465,000	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, due 10/20/2025	453,113(b)
640,000	United Airlines, Inc., 4.38%, due 4/15/2026	584,101(b)
		3,249,240
Auto Loans 0.2%
320,000	Ford Motor Credit Co. LLC, 2.90%, due 2/10/2029	250,861
Auto Manufacturers 1.8%
	General Motors Financial Co., Inc.
490,000	3.80%, due 4/7/2025	463,117
470,000	2.75%, due 6/20/2025	432,446
300,000	2.70%, due 8/20/2027	252,793
	Volkswagen Group of America Finance LLC
1,485,000	3.35%, due 5/13/2025	1,398,105(b)
515,000	3.95%, due 6/6/2025	492,377(b)
		3,038,838
Auto Parts & Equipment 0.5%
415,000	Dana Financing Luxembourg S.a.r.l., 5.75%, due 4/15/2025	403,525(b)
435,000	Goodyear Tire & Rubber Co., 5.00%, due 5/31/2026	418,987
		822,512
Banks 16.2%
	Banco Santander SA
450,000	2.75%, due 5/28/2025	408,174
2,240,000	5.15%, due 8/18/2025	2,152,856
	Bank of America Corp.
1,425,000	Ser. L, 3.95%, due 4/21/2025	1,363,659
1,000,000	3.84%, due 4/25/2025	967,614(h)
1,585,000	3.38%, due 4/2/2026	1,489,011(h)
1,575,000	BNP Paribas SA, 3.80%, due 1/10/2024	1,533,929(b)
	Citigroup, Inc.
1,175,000	3.35%, due 4/24/2025	1,128,263(h)
1,500,000	2.01%, due 1/25/2026	1,370,382(h)
	Goldman Sachs Group, Inc.
780,000	0.66%, due 9/10/2024	742,514(h)
2,230,000	1.95%, due 10/21/2027	1,894,676(h)
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^  (cont’d)
Principal Amount		Value

Banks – cont'd
	JPMorgan Chase & Co.
$1,100,000	2.30%, due 10/15/2025	$ 1,025,991(h)
745,000	4.08%, due 4/26/2026	714,227(h)
1,985,000	1.47%, due 9/22/2027	1,667,633(h)
	Morgan Stanley
750,000	3.62%, due 4/17/2025	724,493(h)
1,560,000	0.79%, due 5/30/2025	1,429,316(h)
2,265,000	1.59%, due 5/4/2027	1,938,285(h)
2,500,000	Royal Bank of Canada, 3.38%, due 4/14/2025	2,396,555
1,485,000	U.S. Bancorp, 5.73%, due 10/21/2026	1,489,117(h)
	Wells Fargo & Co.
1,750,000	3.55%, due 9/29/2025	1,657,300
1,630,000	3.91%, due 4/25/2026	1,553,029(h)
		27,647,024
Building Materials 0.2%
470,000	Jeld-Wen, Inc., 4.63%, due 12/15/2025	387,750(b)
Cosmetics - Personal Care 0.2%
400,000	GSK Consumer Healthcare Capital U.S. LLC, 3.02%, due 3/24/2024	385,922
Diversified Financial Services 2.8%
	AerCap Ireland Capital Designated Activity Co./AerCap Global Aviation Trust
700,000	4.50%, due 9/15/2023	687,434
460,000	6.50%, due 7/15/2025	452,817
1,260,000	American Express Co., 3.95%, due 8/1/2025	1,210,337
1,040,000	Capital One Financial Corp., 4.17%, due 5/9/2025	999,456(h)
694,287	Global Aircraft Leasing Co. Ltd., 6.50% Cash/7.25% PIK, due 9/15/2024	557,455(b)(i)
175,000	GTP Acquisition Partners I LLC, 3.48%, due 6/16/2025	164,570(b)
600,000	OneMain Finance Corp., 3.50%, due 1/15/2027	491,768
180,000	Springleaf Finance Corp., 6.88%, due 3/15/2025	174,600
		4,738,437
Electric 1.2%
1,590,000	DTE Energy Co., 4.22%, due 11/1/2024	1,552,458
495,000	Duke Energy Corp., 2.65%, due 9/1/2026	447,599
		2,000,057
Electric - Generation 0.3%
470,000	Sunnova Energy Corp., 5.88%, due 9/1/2026	413,600(b)
Entertainment 1.4%
2,700,000	Warnermedia Holdings, Inc., 3.76%, due 3/15/2027	2,401,871(b)
Food 0.5%
1,030,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 2.50%, due 1/15/2027	877,725(b)
Healthcare - Products 0.5%
1,005,000	Baxter Int'l, Inc., 1.32%, due 11/29/2024	924,964
Healthcare - Services 1.3%
805,000	Select Medical Corp., 6.25%, due 8/15/2026	767,354(b)
1,600,000	UnitedHealth Group, Inc., 3.70%, due 5/15/2027	1,512,091
		2,279,445
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^  (cont’d)
Principal Amount		Value

Home Builders 0.1%
$150,000	Tri Pointe Homes, Inc., 5.25%, due 6/1/2027	$129,002
Insurance 0.4%
785,000	Jackson National Life Global Funding, 1.75%, due 1/12/2025	720,383(b)
Leisure Time 0.5%
225,000	Carnival Corp., 5.75%, due 3/1/2027	155,922(b)
290,000	Lindblad Expeditions LLC, 6.75%, due 2/15/2027	257,983(b)
205,000	NCL Corp. Ltd., 3.63%, due 12/15/2024	177,880(b)
230,000	Royal Caribbean Cruises Ltd., 4.25%, due 7/1/2026	182,861(b)
		774,646
Media 1.4%
	Comcast Corp.
1,140,000	5.25%, due 11/7/2025	1,139,692
800,000	4.15%, due 10/15/2028	750,518
450,000	Fox Corp., 3.05%, due 4/7/2025	425,003
		2,315,213
Oil & Gas 0.8%
380,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.00%, due 11/1/2026	374,300(b)
630,000	Callon Petroleum Co., 6.38%, due 7/1/2026	604,126
185,000	CrownRock L.P./CrownRock Finance, Inc., 5.63%, due 10/15/2025	178,932(b)
170,000	Northern Oil and Gas, Inc., 8.13%, due 3/1/2028	164,900(b)
75,000	PDC Energy, Inc., 5.75%, due 5/15/2026	71,899
		1,394,157
Packaging & Containers 0.8%
1,540,000	Sonoco Products Co., 1.80%, due 2/1/2025	1,421,832
Pharmaceuticals 1.2%
1,000,000	AbbVie, Inc., 2.95%, due 11/21/2026	913,230
250,000	Takeda Pharmaceutical Co. Ltd., 4.40%, due 11/26/2023	247,430
1,065,000	Viatris, Inc., 1.65%, due 6/22/2025	950,736
		2,111,396
Pipelines 2.5%
290,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, due 12/15/2025	286,383(b)
180,000	Buckeye Partners L.P., 4.35%, due 10/15/2024	171,401
65,000	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 5.75%, due 4/1/2025	63,375
	EQM Midstream Partners L.P.
333,000	6.00%, due 7/1/2025	322,516(b)
180,000	7.50%, due 6/1/2027	177,750(b)
710,000	Genesis Energy L.P./Genesis Energy Finance Corp., 6.50%, due 10/1/2025	680,831
540,000	MPLX L.P., 4.88%, due 6/1/2025	527,504
	New Fortress Energy, Inc.
890,000	6.75%, due 9/15/2025	873,718(b)
365,000	6.50%, due 9/30/2026	354,050(b)
230,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 8.50%, due 10/15/2026	220,800(b)(j)
	Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.
120,000	7.50%, due 10/1/2025	121,194(b)
460,000	6.00%, due 3/1/2027	434,089(b)
		4,233,611
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^  (cont’d)
Principal Amount		Value

Real Estate Investment Trusts 1.4%
	American Tower Corp.
$1,370,000	1.60%, due 4/15/2026	$ 1,182,869
735,000	1.45%, due 9/15/2026	617,739
265,000	Hospitality Properties Trust, 4.35%, due 10/1/2024	243,344
275,000	Starwood Property Trust, Inc., 4.75%, due 3/15/2025	257,633
100,000	VICI Properties L.P./VICI Note Co., Inc., 4.63%, due 6/15/2025	93,721(b)
		2,395,306
Retail 0.4%
900,000	Lowe's Cos., Inc., 1.70%, due 9/15/2028	735,956
Semiconductors 1.4%
600,000	Broadcom, Inc., 3.15%, due 11/15/2025	559,352
2,170,000	Marvell Technology, Inc., 1.65%, due 4/15/2026	1,874,653
		2,434,005
Software 1.7%
460,000	Infor, Inc., 1.45%, due 7/15/2023	443,414(b)
220,000	NortonLifeLock, Inc., 6.75%, due 9/30/2027	216,875(b)
2,550,000	Oracle Corp., 1.65%, due 3/25/2026	2,238,531
		2,898,820
Telecommunications 3.8%
	AT&T, Inc.
2,175,000	1.70%, due 3/25/2026	1,918,138
1,050,000	1.65%, due 2/1/2028	866,377
855,000	Level 3 Financing, Inc., 3.63%, due 1/15/2029	651,937(b)
	T-Mobile USA, Inc.
1,150,000	2.25%, due 2/15/2026	1,032,497
1,010,000	3.75%, due 4/15/2027	931,782
	Verizon Communications, Inc.
815,000	1.45%, due 3/20/2026	717,621
450,000	2.63%, due 8/15/2026	409,263
		6,527,615
Total Corporate Bonds (Cost $85,470,092)		78,894,931

Convertible Bonds 0.3%
Media 0.3%
210,000	DISH Network Corp., 2.38%, due 3/15/2024	190,470
465,000	DISH Network Corp., 3.38%, due 8/15/2026	321,547
Total Convertible Bonds (Cost $623,551)		512,017

Municipal Notes 0.7%
Louisiana 0.7%
1,200,000	Louisiana St. Local Gov't Env. Facs. & Comm. Dev. Au. Rev. (Utils. Restoration Corp. Proj.), Ser. 2022-A, 3.62%, due 2/1/2029 (Cost $1,200,000)	1,160,609
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^  (cont’d)
Number of Shares		Value

Short-Term Investments 5.0%
Investment Companies 5.0%
8,607,783	State Street Institutional U.S. Government Money Market Fund Premier Class, 3.01%(k) (Cost $8,607,783)	$8,607,783
Total Investments 98.6% (Cost $181,912,515)		168,428,257
Other Assets Less Liabilities 1.4%		2,372,364(l)
Net Assets 100.0%		$170,800,621

(a)	Rate shown was the discount rate at the date of purchase.
(b)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2022, these securities amounted to $63,717,495, which represents 37.3% of net assets of the Fund.

(c)
Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of
October 31, 2022.

(d)	Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2022 and changes periodically.
(e)
Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only”
holding.

(f)	All or a portion of this security was purchased on a delayed delivery basis.
(g)	When-issued security. Total value of all such securities at October 31, 2022 amounted to $315,148, which represents 0.2% of net assets of the Fund.
(h)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(i)	Payment-in-kind (PIK) security.
(j)
Security fair valued as of October 31, 2022 in accordance with procedures approved by the valuation designee. Total value of all such securities at October 31, 2022 amounted to $220,800, which represents
0.1% of net assets of the Fund.

(k)	Represents 7-day effective yield as of October 31, 2022.
(l)	Includes the impact of the Fund’s open positions in derivatives at October 31, 2022.
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^  (cont’d)

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$137,413,261	80.5%
Cayman Islands	11,128,286	6.5%
Spain	2,561,030	1.5%
Canada	2,396,555	1.4%
Germany	1,890,482	1.1%
France	1,533,929	0.9%
Jersey	1,140,756	0.7%
Ireland	1,140,251	0.7%
United Kingdom	368,494	0.2%
Japan	247,430	0.1%
Short-Term Investments and Other Assets—Net	10,980,147	6.4%
	$170,800,621	100.0%
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^  (cont’d)
Derivative Instruments
Futures contracts ("futures")
At October 31, 2022, open positions in futures for the Fund were as follows:
Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2022	405	U.S. Treasury Note, 2 Year	$82,775,039	$(988,606)
Total Long Positions			$82,775,039	$(988,606)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2022	54	U.S. Treasury Note, 10 Year	$(5,972,062)	$294,287
12/2022	264	U.S. Treasury Note, 5 Year	(28,140,750)	681,543
12/2022	18	U.S. Treasury Note, Ultra 10 Year	(2,087,719)	49,906
12/2022	10	U.S. Treasury Ultra Bond	(1,276,563)	11,000
Total Short Positions			$(37,477,094)	$1,036,736
Total Futures				$48,130
At October 31, 2022, the Fund had $796,117 deposited in a segregated account to cover margin requirements on open futures.
For the year ended October 31, 2022, the average notional value for the months where the Fund had futures outstanding was $83,037,266 for long positions and $(43,175,341) for short positions.
Over-the-counter total return swaps—Long(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
GSI	iShares iBoxx High Yield Corporate Bond ETF	USD	2,889,471	1/23/2023	2.05%	(1.00)%	SOFR	T/T	$36,989	$(966)	$36,023
Total									$36,989	$(966)	$36,023

(a)	The Fund pays a specified rate based on a reference rate plus or minus a spread, and receives the total return on the reference entity.
(b)	Effective rate at October 31, 2022.
For the year ended October 31, 2022, the average notional value for the months where the Fund had total return swaps outstanding was $4,468,439 for long positions.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$10,839,847	$—	$10,839,847
Mortgage-Backed Securities#	—	41,737,726	—	41,737,726
Asset-Backed Securities	—	26,675,344	—	26,675,344
Corporate Bonds#	—	78,894,931	—	78,894,931
Convertible Bonds#	—	512,017	—	512,017
Municipal Notes#	—	1,160,609	—	1,160,609
Short-Term Investments	—	8,607,783	—	8,607,783
Total Investments	$—	$168,428,257	$—	$168,428,257

#	The Schedule of Investments provides information on the industry, state/territory or sector categorization as well as a Positions by Country summary.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of October 31, 2022:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures@
Assets	$1,036,736	$—	$—	$1,036,736
Liabilities	(988,606)	—	—	(988,606)
Swaps
Assets	—	36,023	—	36,023
Total	$48,130	$36,023	$—	$84,153

@	Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^
October 31, 2022

Principal Amount(a)		Value
U.S. Treasury Obligations 4.6%
	U.S. Treasury Bonds
$525,606	3.38%, due 4/15/2032	$ 602,031
5,950,000	4.38%, due 2/15/2038	6,047,850
9,640,000	4.25%, due 11/15/2040	9,513,099
4,910,000	3.00%, due 5/15/2042	3,978,634
4,530,000	3.25%, due 5/15/2042	3,829,973
5,780,000	3.13%, due 8/15/2044	4,678,865
4,085,000	2.50%, due 2/15/2045	2,939,764
8,880,000	2.38%, due 11/15/2049	6,205,941
11,650,000	1.88%, due 2/15/2051	7,132,439
8,815,000	2.25%, due 2/15/2052	5,911,559
8,760,000	2.88%, due 5/15/2052	6,798,581
	U.S. Treasury Inflation-Indexed Bonds
588,316	2.13%, due 2/15/2041	613,710(b)
281,243	1.00%, due 2/15/2046	234,432(b)
483,840	0.25%, due 2/15/2050	321,498(b)
12,815,157	0.13%, due 2/15/2052	8,209,460(b)
3,854,358	U.S. Treasury Inflation-Indexed Notes, 0.13%, due 4/15/2027 - 1/15/2032	3,528,046(b)
	U.S. Treasury Notes
24,800,000	0.13%, due 3/31/2023	24,366,969(c)
25,000,000	1.25%, due 8/15/2031	19,870,117
764,520	0.63%, due 7/15/2032	700,118
Total U.S. Treasury Obligations (Cost $139,276,409)		115,483,086
U.S. Government Agency Securities 0.1%
2,030,000	Federal National Mortgage Association, 5.63%, due 7/15/2037 (Cost $2,835,428)	2,201,319

Mortgage-Backed Securities 40.9%
Collateralized Mortgage Obligations 9.1%
	Connecticut Avenue Securities Trust
102,990	Ser. 2019-R06, Class 2M2, (1M USD LIBOR + 2.10%), 5.69%, due 9/25/2039	102,704(d)(e)
5,000,000	Ser. 2020-R02, Class 2B1, (1M USD LIBOR + 3.00%), 6.59%, due 1/25/2040	4,225,329(d)(e)
8,504,000	Ser. 2022-R01, Class 1M2, (SOFR30A + 1.90%), 4.90%, due 12/25/2041	7,719,887(d)(e)
4,726,000	Ser. 2022-R04, Class 1M2, (SOFR30A + 3.10%), 6.10%, due 3/25/2042	4,425,511(d)(e)
11,745,000	Ser. 2022-R03, Class 1M2, (SOFR30A + 3.50%), 6.50%, due 3/25/2042	11,172,420(d)(e)
4,533,002	Ser. 2022-R07, Class 1M1, (SOFR30A + 2.95%), 5.97%, due 6/25/2042	4,552,943(d)(e)
	Fannie Mae Connecticut Avenue Securities
12,476,824	Ser. 2017-C03, Class 1M2, (1M USD LIBOR + 3.00%), 6.59%, due 10/25/2029	12,508,023(e)
693,011	Ser. 2017-C05, Class 1M2, (1M USD LIBOR + 2.20%), 5.79%, due 1/25/2030	686,136(e)
5,256,977	Ser. 2017-C06, Class 2M2, (1M USD LIBOR + 2.80%), 6.39%, due 2/25/2030	5,203,996(e)
1,361,032	Ser. 2017-C07, Class 1M2, (1M USD LIBOR + 2.40%), 5.99%, due 5/25/2030	1,350,745(e)
6,425,043	Ser. 2018-C01, Class 1M2, (1M USD LIBOR + 2.25%), 5.84%, due 7/25/2030	6,344,072(e)
2,489,417	Ser. 2018-C02, Class 2M2, (1M USD LIBOR + 2.20%), 5.79%, due 8/25/2030	2,451,849(e)
426,626	Ser. 2018-C04, Class 2M2, (1M USD LIBOR + 2.55%), 6.14%, due 12/25/2030	425,019(e)
2,524,442	Ser. 2018-C05, Class 1M2, (1M USD LIBOR + 2.35%), 5.94%, due 1/25/2031	2,473,956(e)
	Fannie Mae Interest Strip
6,915,257	Ser. 413, Class C26, 4.00%, due 10/25/2041	1,242,222(f)
8,852,409	Ser. 418, Class C24, 4.00%, due 8/25/2043	1,679,725(f)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)		Value

Collateralized Mortgage Obligations – cont'd
Fannie Mae Real Estate Mortgage Investment Conduits
$654,284	Ser. 2012-96, Class PS, (6.70% - 1M USD LIBOR), 3.11%, due 7/25/2041	$ 7,011(e)(f)
6,545,203	Ser. 2019-49, Class DS, (6.15% - 1M USD LIBOR), 2.56%, due 6/25/2043	666,946(e)(f)
7,786,974	Ser. 2018-18, Class ST, (6.10% - 1M USD LIBOR), 2.51%, due 12/25/2044	755,243(e)(f)
4,404,679	Ser. 2016-8, Class SB, (6.10% - 1M USD LIBOR), 2.51%, due 3/25/2046	379,136(e)(f)
3,664,044	Ser. 2016-31, Class HS, (6.00% - 1M USD LIBOR), 2.41%, due 6/25/2046	368,330(e)(f)
4,155,502	Ser. 2016-67, Class KS, (6.00% - 1M USD LIBOR), 2.41%, due 9/25/2046	415,228(e)(f)
7,205,403	Ser. 2016-62, Class SA, (6.00% - 1M USD LIBOR), 2.41%, due 9/25/2046	721,820(e)(f)
8,620,671	Ser. 2019-33, Class SN, (6.10% - 1M USD LIBOR), 2.51%, due 7/25/2049	780,220(e)(f)
15,583,336	Ser. 2021-76, Class AI, 3.50%, due 11/25/2051	2,706,682(f)
Freddie Mac Real Estate Mortgage Investment Conduits
4,889,334	Ser. 4117, Class IO, 4.00%, due 10/15/2042	891,952(f)
6,620,979	Ser. 4150, Class SP, (6.15% - 1M USD LIBOR), 2.74%, due 1/15/2043	698,532(e)(f)
3,201,702	Ser. 4456, Class SA, (6.15% - 1M USD LIBOR), 2.74%, due 3/15/2045	322,241(e)(f)
2,933,486	Ser. 4627, Class SA, (6.00% - 1M USD LIBOR), 2.59%, due 10/15/2046	320,364(e)(f)
5,519,748	Ser. 4994, Class LI, 4.00%, due 12/25/2048	1,050,032(f)
4,298,596	Ser. 4953, Class BI, 4.50%, due 2/25/2050	1,066,393(f)
20,304,348	Ser. 5142, Class CI, 2.50%, due 9/25/2051	2,494,872(f)
Freddie Mac Structured Agency Credit Risk Debt Notes
3,584,226	Ser. 2018-DNA1, Class M2, (1M USD LIBOR + 1.80%), 5.39%, due 7/25/2030	3,475,892(e)
11,569,081	Ser. 2018-HQA1, Class M2, (1M USD LIBOR + 2.30%), 5.89%, due 9/25/2030	11,343,555(e)
5,000,000	Ser. 2019-HQA1, Class B1, (1M USD LIBOR + 4.40%), 7.99%, due 2/25/2049	4,931,256(d)(e)
13,232,000	Ser. 2019-DNA2, Class B1, (1M USD LIBOR + 4.35%), 7.94%, due 3/25/2049	13,231,996(d)(e)
14,840,000	Ser. 2019-HQA2, Class B1, (1M USD LIBOR + 4.10%), 7.69%, due 4/25/2049	14,333,432(d)(e)
Freddie Mac Structured Agency Credit Risk Debt Notes Real Estate Mortgage Investment Conduits
8,054,000	Ser. 2022-DNA2, Class M2, (SOFR30A + 3.75%), 6.75%, due 2/25/2042	7,362,223(d)(e)
10,100,000	Ser. 2022-HQA1, Class M2, (SOFR30A + 5.25%), 8.25%, due 3/25/2042	9,481,369(d)(e)
5,496,000	Ser. 2022-DNA3, Class M1B, (SOFR30A + 2.90%), 5.90%, due 4/25/2042	5,097,544(d)(e)
Government National Mortgage Association
1,843,853	Ser. 2013-186, Class SA, (6.10% - 1M USD LIBOR), 2.69%, due 12/16/2043	171,464(e)(f)
11,010,507	Ser. 2015-144, Class HS, (6.20% - 1M USD LIBOR), 2.71%, due 10/20/2045	1,092,616(e)(f)
5,297,258	Ser. 2015-187, Class AI, 4.50%, due 12/20/2045	1,027,459(f)
7,311,032	Ser. 2017-112, Class KS, (6.20% - 1M USD LIBOR), 2.71%, due 7/20/2047	738,634(e)(f)
9,794,269	Ser. 2020-151, Class MI, 2.50%, due 10/20/2050	1,292,642(f)
16,335,328	Ser. 2021-30, Class DI, 2.50%, due 2/20/2051	2,079,126(f)
11,348,199	Ser. 2021-196, Class IO, 2.50%, due 11/20/2051	1,684,592(f)
226,543	JP Morgan Alternative Loan Trust, Ser. 2006-A5, Class 1A1, (1M USD LIBOR + 0.32%), 3.91%, due 10/25/2036	198,732(e)
8,652,582	Onslow Bay Mortgage Loan Trust, Ser. 2021-NQM4, Class A1, 1.96%, due 10/25/2061	6,710,956(d)(g)
12,383,482	SG Residential Mortgage Trust, Ser. 2021-2, Class A1, 1.74%, due 12/25/2061	9,516,015(d)(g)
24,338,918	Starwood Mortgage Residential Trust, Ser. 2021-5, Class A1, 1.92%, due 9/25/2066	18,977,169(d)(g)
7,034,282	Towd Point Mortgage Trust, Ser. 2022-4, Class A1, 3.75%, due 9/25/2062	6,501,402(d)(g)
Verus Securitization Trust
24,741,456	Ser. 2021-6, Class A1, 1.63%, due 10/25/2066	19,418,438(d)(g)
6,362,723	Ser. 2021-6, Class A3, 1.89%, due 10/25/2066	4,966,447(d)(g)
3,402,652	Ser. 2022-4, Class A3, 4.74%, due 4/25/2067	3,105,136(d)(g)
226,947,634
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)		Value

Commercial Mortgage-Backed 4.4%
BBCMS Mortgage Trust
$93,988,369	Ser. 2021-C11, Class XA, 1.39%, due 9/15/2054	$ 7,265,132 (f)(g)
33,062,965	Ser. 2022-C17, Class XA, 1.15%, due 9/15/2055	2,679,955(f)(g)
Benchmark Mortgage Trust
47,404,003	Ser. 2021-B30, Class XA, 0.82%, due 11/15/2054	2,471,275(f)(g)
600,000	Ser. 2021-B31, Class E, 2.25%, due 12/15/2054	306,027(d)
8,573,000	BPR Trust, Ser. 2022-OANA, Class D, (1M CME Term SOFR + 3.69%), 7.07%, due 4/15/2037	7,918,812(d)(e)
9,875,000	BX Commercial Mortgage Trust, Ser. 2021-VOLT, Class D, (1M USD LIBOR + 1.65%), 5.06%, due 9/15/2036	9,133,581(d)(e)
BX Trust
7,367,000	Ser. 2021-SDMF, Class E, (1M USD LIBOR + 1.59%), 5.00%, due 9/15/2034	6,850,495(d)(e)
9,351,000	Ser. 2019-OC11, Class D, 3.94%, due 12/9/2041	7,290,302(d)(g)
CAMB Commercial Mortgage Trust
1,620,000	Ser. 2019-LIFE, Class E, (1M USD LIBOR + 2.15%), 5.56%, due 12/15/2037	1,538,966(d)(e)
3,730,000	Ser. 2019-LIFE, Class F, (1M USD LIBOR + 2.55%), 5.96%, due 12/15/2037	3,474,698(d)(e)
Citigroup Commercial Mortgage Trust
831,364	Ser. 2012-GC8, Class B, 4.29%, due 9/10/2045	814,614(d)
45,932,553	Ser. 2014-GC25, Class XA, 0.95%, due 10/10/2047	631,518(f)(g)
25,370,795	Ser. 2015-GC27, Class XA, 1.31%, due 2/10/2048	564,815(f)(g)
Commercial Mortgage Trust
6,200,000	Ser. 2012-CR4, Class AM, 3.25%, due 10/15/2045	5,955,262
29,148,668	Ser. 2014-CR16, Class XA, 0.94%, due 4/10/2047	306,294(f)(g)
26,445,761	Ser. 2014-CR17, Class XA, 0.95%, due 5/10/2047	265,619(f)(g)
38,714,803	Ser. 2014-UBS3, Class XA, 1.06%, due 6/10/2047	446,111(f)(g)
40,214,092	Ser. 2014-UBS6, Class XA, 0.85%, due 12/10/2047	527,717(f)(g)
31,173,135	CSAIL Commercial Mortgage Trust, Ser. 2015-C2, Class XA, 0.72%, due 6/15/2057	421,841(f)(g)
Freddie Mac Multiclass Certificates
61,820,000	Ser. 2020-RR03, Class X1, 1.71%, due 7/27/2028	4,864,511(f)
27,400,000	Ser. 2020-RR02, Class DX, 1.82%, due 9/27/2028	2,346,542(f)(g)
65,436,000	Ser. 2020-RR04, Class X, 2.13%, due 2/27/2029	6,668,236(f)(g)
18,835,000	Ser. 2020-RR02, Class CX, 1.27%, due 3/27/2029	1,216,950(f)(g)
Freddie Mac Multifamily Structured Pass Through Certificates
70,984,000	Ser. K083, Class XAM, 0.05%, due 10/25/2028	348,297(f)(g)
77,922,000	Ser. K085, Class XAM, 0.06%, due 10/25/2028	416,103(f)(g)
2,231,000	GS Mortgage Securities Corp. Trust, Ser. 2022-ECI, Class A, (1M CME Term SOFR + 2.19%), 5.57%, due 8/15/2039	2,209,244(d)(e)
GS Mortgage Securities Trust
48,199,107	Ser. 2014-GC18, Class XA, 1.03%, due 1/10/2047	414,739(f)(g)
42,093,355	Ser. 2015-GC30, Class XA, 0.73%, due 5/10/2050	622,443(f)(g)
1,534,500	Hilton USA Trust, Ser. 2016-HHV, Class C, 4.19%, due 11/5/2038	1,353,096(d)(g)
2,691,058	Hudson Yards Mortgage Trust, Ser. 2016-10HY, Class C, 2.98%, due 8/10/2038	2,290,991(d)(g)
6,840,000	INTOWN STAY Mortgage Trust, Ser. 2022-STAY, Class A, (1M CME Term SOFR + 2.48%), 5.86%, due 8/15/2039	6,737,405(d)(e)
6,838,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Ser. 2022-OPO, Class D, 3.45%, due 1/5/2039	5,260,236(d)(g)
2,614,000	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2017-C33, Class C, 4.56%, due 5/15/2050	2,249,314(g)
3,422,000	NYO Commercial Mortgage Trust, Ser. 2021-1290, Class D, (1M USD LIBOR + 2.55%), 5.96%, due 11/15/2038	3,049,644(d)(e)
2,432,000	ONE Park Mortgage Trust, Ser. 2021-PARK, Class E, (1M CME Term SOFR + 1.86%), 5.24%, due 3/15/2036	2,185,761(d)(e)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)		Value

Commercial Mortgage-Backed – cont'd
	Taubman Centers Commercial Mortgage Trust
$5,764,000	Ser. 2022-DPM, Class B, (1M CME Term SOFR + 2.93%), 6.31%, due 5/15/2037	$ 5,582,933 (d)(e)
3,832,000	Ser. 2022-DPM, Class C, (1M CME Term SOFR + 3.78%), 7.15%, due 5/15/2037	3,669,104(d)(e)
	WF-RBS Commercial Mortgage Trust
102,868,000	Ser. 2013-C14, Class XB, 0.12%, due 6/15/2046	100,533(f)(g)
28,916,468	Ser. 2014-C21, Class XA, 1.01%, due 8/15/2047	409,616(f)(g)
50,094,895	Ser. 2014-C25, Class XA, 0.79%, due 11/15/2047	641,125(f)(g)
14,481,245	Ser. 2014-C22, Class XA, 0.79%, due 9/15/2057	153,424(f)(g)
		111,653,281
Fannie Mae 4.3%
	Pass-Through Certificates
50,752,151	2.50%, due 8/1/2051 - 5/1/2052	41,648,315
36,960,876	3.00%, due 6/1/2050 - 6/1/2052	31,538,030
14,646,668	3.50%, due 5/1/2051 - 6/1/2052	12,905,804
14,172,175	4.00%, due 5/1/2052 - 7/1/2052	12,902,819
5,860,288	4.50%, due 7/1/2052	5,502,924
3,789,860	5.00%, due 8/1/2052	3,658,650
		108,156,542
Freddie Mac 2.3%
	Pass-Through Certificates
13,833,896	2.50%, due 5/1/2051 - 4/1/2052	11,364,756
18,098,874	3.00%, due 12/1/2051 - 5/1/2052	15,425,002
10,712,456	3.50%, due 5/1/2052 - 9/1/2052	9,429,774
9,509,030	4.00%, due 6/1/2052 - 7/1/2052	8,656,095
12,777,113	4.50%, due 7/1/2052 - 8/1/2052	11,996,982
		56,872,609
Ginnie Mae 5.2%
	Pass-Through Certificates
359	7.00%, due 8/15/2032	378
34,880,000	4.00%, TBA, 30 Year Maturity	32,138,104(h)(i)
45,015,000	4.50%, TBA, 30 Year Maturity	42,658,746(h)(i)
48,950,000	5.00%, TBA, 30 Year Maturity	47,613,436(h)(i)
7,240,000	5.50%, TBA, 30 Year Maturity	7,203,195(h)(i)
		129,613,859
Uniform Mortgage-Backed Securities 15.6%
	Pass-Through Certificates
22,380,000	3.00%, TBA, 30 Year Maturity	19,017,755(h)(i)
85,100,000	3.50%, TBA, 30 Year Maturity	74,787,390(h)(i)
87,650,000	4.00%, TBA, 30 Year Maturity	79,664,260(h)(i)
59,045,000	4.50%, TBA, 30 Year Maturity	55,382,365(h)(i)
85,805,000	5.00%, TBA, 30 Year Maturity	82,738,141(h)(i)
80,295,000	5.50%, TBA, 30 Year Maturity	79,193,648(h)(i)
		390,783,559
Total Mortgage-Backed Securities (Cost $1,122,054,938)		1,024,027,484
Asset-Backed Securities 8.6%
1,650,000	37 Capital CLO Ltd., Ser. 2021-1A, Class E, (3M USD LIBOR + 7.20%), 11.28%, due 10/15/2034	1,409,121(d)(e)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)		Value
Asset-Backed Securities – cont'd
$1,000,000	AB BSL CLO, Ser. 2020-1A, Class DR, (3M CME Term SOFR + 3.45%), 7.31%, due 1/15/2035	$ 869,726(d)(e)
AIG CLO LLC
1,500,000	Ser. 2020-1A, Class DR, (3M USD LIBOR + 3.00%), 7.08%, due 4/15/2034	1,288,533(d)(e)
3,000,000	Ser. 2020-1A, Class ER, (3M USD LIBOR + 6.30%), 10.38%, due 4/15/2034	2,563,097(d)(e)
1,050,000	AIMCO CLO 10 Ltd., Ser. 2019-10A, Class DR, (3M USD LIBOR + 2.90%), 7.22%, due 7/22/2032	935,442(d)(e)
1,100,000	AIMCO CLO Ltd., Ser. 2018-AA, Class E, (3M USD LIBOR + 5.15%), 9.23%, due 4/17/2031	916,967(d)(e)
550,000	Alinea CLO Ltd., Ser. 2018-1A, Class E, (3M USD LIBOR + 6.00%), 10.24%, due 7/20/2031	433,211(d)(e)
9,980,000	AM Capital Funding LLC, Ser. 2018-1, Class A, 4.98%, due 12/15/2023	9,804,560(d)
1,942,000	Amur Equipment Finance Receivables XI LLC, Ser. 2022-2A, Class A2, 5.30%, due 6/21/2028	1,915,857(d)
Apidos CLO XXVIII
500,000	Ser. 2017-28A, Class C, (3M USD LIBOR + 2.50%), 6.74%, due 1/20/2031	426,801(d)(e)
500,000	Ser. 2017-28A, Class D, (3M USD LIBOR + 5.50%), 9.74%, due 1/20/2031	402,066(d)(e)
809,374	Apollo Aviation Securitization Asset Trust, Ser. 2020-1A, Class A, 3.35%, due 1/16/2040	653,056(d)
Ares LIII CLO Ltd.
4,750,000	Ser. 2019-53A, Class D, (3M USD LIBOR + 3.75%), 8.07%, due 4/24/2031	4,155,620(d)(e)
1,700,000	Ser. 2019-53A, Class E, (3M USD LIBOR + 6.85%), 11.17%, due 4/24/2031	1,482,994(d)(e)
2,000,000	Ares XLV CLO Ltd., Ser. 2017-45A, Class E, (3M USD LIBOR + 6.10%), 10.18%, due 10/15/2030	1,602,843(d)(e)
1,000,000	Ares XXVII CLO Ltd., Ser. 2013-2A, Class ER2, (3M USD LIBOR + 6.75%), 11.12%, due 10/28/2034	811,308(d)(e)
Assurant CLO II Ltd.
250,000	Ser. 2018-2A, Class D, (3M USD LIBOR + 2.85%), 7.09%, due 4/20/2031	215,491(d)(e)
1,500,000	Ser. 2018-2A, Class E, (3M USD LIBOR + 5.60%), 9.84%, due 4/20/2031	1,164,274(d)(e)
Avis Budget Rental Car Funding AESOP LLC
847,000	Ser. 2022-3A, Class B, 5.31%, due 2/20/2027	821,151(d)
4,988,000	Ser. 2021-2A, Class B, 1.90%, due 2/20/2028	4,173,592(d)
1,300,000	Ballyrock CLO 19 Ltd., Ser. 2022-19A, Class C, (3M CME Term SOFR + 3.50%), 7.46%, due 4/20/2035	1,134,137(d)(e)
1,000,000	Battalion CLO XXI Ltd., Ser. 2021-21A, Class D, (3M USD LIBOR + 3.30%), 7.38%, due 7/15/2034	836,372(d)(e)
4,500,000	Beacon Container Finance II LLC, Ser. 2021-1A, Class A, 2.25%, due 10/22/2046	3,831,067(d)
3,000,000	Benefit Street Partners CLO XII Ltd., Ser. 2017-12A, Class D, (3M USD LIBOR + 6.41%), 10.49%, due 10/15/2030	2,426,544(d)(e)
1,000,000	Benefit Street Partners CLO XXII Ltd., Ser. 2020-22A, Class DR, (3M CME Term SOFR + 3.35%), 7.31%, due 4/20/2035	819,778(d)(e)
700,000	BlueMountain CLO XXV Ltd., Ser. 2019-25A, Class D1R, (3M USD LIBOR + 3.30%), 7.38%, due 7/15/2036	603,246(d)(e)
2,000,000	BlueMountain CLO XXXIII Ltd., Ser. 2021-33A, Class E, (3M USD LIBOR + 6.83%), 9.81%, due 11/20/2034	1,685,492(d)(e)
38,865	Canadian Pacer Auto Receivables Trust, Ser. 2021-1A, Class A2A, 0.24%, due 10/19/2023	38,742(d)
Canyon Capital CLO Ltd.
650,000	Ser. 2014-1A, Class DR, (3M USD LIBOR + 5.50%), 9.91%, due 1/30/2031	470,704(d)(e)
1,000,000	Ser. 2021-1A, Class E, (3M USD LIBOR + 6.41%), 10.49%, due 4/15/2034	781,339(d)(e)
652,000	Capital One Prime Auto Receivables Trust, Ser. 2022-1, Class A2, 2.71%, due 6/16/2025	641,687
Carbone CLO Ltd.
1,000,000	Ser. 2017-1A, Class C, (3M USD LIBOR + 2.60%), 6.84%, due 1/20/2031	875,781(d)(e)
1,000,000	Ser. 2017-1A, Class D, (3M USD LIBOR + 5.90%), 10.14%, due 1/20/2031	827,980(d)(e)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value
Asset-Backed Securities – cont'd
	$1,120,000	CARLYLE U.S. CLO Ltd., Ser. 2017-5A, Class D, (3M USD LIBOR + 5.30%), 9.54%, due 1/20/2030	$ 883,774(d)(e)
CIFC Funding III Ltd.
	2,350,000	Ser. 2019-3A, Class DR, (3M USD LIBOR + 6.80%), 10.88%, due 10/16/2034	1,972,332(d)(e)
	750,000	Ser. 2020-3A, Class ER, (3M USD LIBOR + 6.50%), 10.74%, due 10/20/2034	654,362(d)(e)
	2,000,000	Ser. 2021-3A, Class D, (3M USD LIBOR + 3.00%), 7.08%, due 7/15/2036	1,707,941(d)(e)
	388,675	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-AMC1, Class A2B, (1M USD LIBOR + 0.32%), 3.91%, due 9/25/2036	340,414(e)
Crown City CLO III
	3,000,000	Ser. 2021-1A, Class C, (3M USD LIBOR + 3.30%), 7.54%, due 7/20/2034	2,477,849(d)(e)
	3,000,000	Ser. 2021-1A, Class D, (3M USD LIBOR + 6.75%), 10.99%, due 7/20/2034	2,531,923(d)(e)
	152,164	DLLMT LLC, Ser. 2021-1A, Class A2, 0.60%, due 3/20/2024	149,815(d)
	180,000	DLLST LLC, Ser. 2022-1A, Class A2, 2.79%, due 1/22/2024	177,673(d)
	3,650,000	Dryden 36 Senior Loan Fund, Ser. 2014-36A, Class ER2, (3M USD LIBOR + 6.88%), 10.96%, due 4/15/2029	3,106,940(d)(e)
	250,000	Dryden 45 Senior Loan Fund, Ser. 2016-45A, Class ER, (3M USD LIBOR + 5.85%), 9.93%, due 10/15/2030	202,559(d)(e)
	850,000	Dryden 49 Senior Loan Fund, Ser. 2017-49A, Class E, (3M USD LIBOR + 6.30%), 10.49%, due 7/18/2030	691,997(d)(e)
Dryden 53 CLO Ltd.
	300,000	Ser. 2017-53A, Class D, (3M USD LIBOR + 2.40%), 6.48%, due 1/15/2031	255,111(d)(e)
	750,000	Ser. 2017-53A, Class E, (3M USD LIBOR + 5.30%), 9.38%, due 1/15/2031	600,815(d)(e)
	2,350,000	Dryden 54 Senior Loan Fund, Ser. 2017-54A, Class E, (3M USD LIBOR + 6.20%), 10.43%, due 10/19/2029	1,904,539(d)(e)
Eaton Vance CLO Ltd.
	850,000	Ser. 2015-1A, Class DR, (3M USD LIBOR + 2.50%), 6.74%, due 1/20/2030	728,138(d)(e)
	900,000	Ser. 2015-1A, Class ER, (3M USD LIBOR + 5.60%), 9.84%, due 1/20/2030	719,993(d)(e)
	750,000	Ser. 2018-1A, Class E, (3M USD LIBOR + 6.00%), 10.08%, due 10/15/2030	606,679(d)(e)
	1,000,000	Elmwood CLO VI Ltd., Ser. 2020-3A, Class ER, (3M USD LIBOR + 6.50%), 10.74%, due 10/20/2034	869,665(d)(e)
Elmwood CLO VII Ltd.
	1,000,000	Ser. 2021-5A, Class D, (3M USD LIBOR + 3.05%), 7.29%, due 1/20/2035	894,203(d)(e)
	2,000,000	Ser. 2021-5A, Class E, (3M USD LIBOR + 6.35%), 10.59%, due 1/20/2035	1,748,354(d)(e)
Flatiron CLO Ltd.
	700,000	Ser. 2017-1A, Class ER, (3M USD LIBOR + 5.90%), 8.81%, due 5/15/2030	605,809(d)(e)
	2,150,000	Ser. 2018-1A, Class E, (3M CME Term SOFR + 5.41%), 9.28%, due 4/17/2031	1,785,047(d)(e)
	445,375	Ford Credit Auto Lease Trust, Ser. 2021-B, Class A2, 0.24%, due 4/15/2024	442,036
	2,500,000	Fort Washington CLO Ltd., Ser. 2019-1A, Class ER, (3M USD LIBOR + 6.75%), 10.99%, due 10/20/2032	2,039,690(d)(e)
	366,268	Foundation Finance Trust, Ser. 2019-1A, Class A, 3.86%, due 11/15/2034	357,858(d)
	2,225,000	Galaxy XV CLO Ltd., Ser. 2013-15A, Class ER, (3M USD LIBOR + 6.65%), 10.72%, due 10/15/2030	1,809,596(d)(e)
	1,600,000	Galaxy XVIII CLO Ltd., Ser. 2018-28A, Class E, (3M USD LIBOR + 6.00%), 10.08%, due 7/15/2031	1,306,471(d)(e)
	1,000,000	Galaxy XXV CLO Ltd., Ser. 2018-25A, Class E, (3M USD LIBOR + 5.95%), 10.31%, due 10/25/2031	837,497(d)(e)
	250,000	Galaxy XXVII CLO Ltd., Ser. 2018-27A, Class E, (3M USD LIBOR + 5.78%), 8.70%, due 5/16/2031	204,645(d)(e)
EUR	370,113	Gedesco Trade Receivables Designated Activity Co., Ser. 2020-1, Class A, (1M EURIBOR + 1.15%), 2.09%, due 1/24/2026	364,997(e)(j)
	$1,550,000	Generate CLO 2 Ltd., Ser. 2A, Class DR, (3M USD LIBOR + 2.60%), 6.92%, due 1/22/2031	1,353,987(d)(e)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)		Value
Asset-Backed Securities – cont'd
$1,600,000	Gilbert Park CLO Ltd., Ser. 2017-1A, Class E, (3M USD LIBOR + 6.40%), 10.48%, due 10/15/2030	$ 1,310,394 (d)(e)
GM Financial Consumer Automobile Receivables Trust
112,189	Ser. 2021-4, Class A2, 0.28%, due 11/18/2024	110,783
395,450	Ser. 2022-1, Class A2, 0.76%, due 2/18/2025	388,457
165,387	Ser. 2022-2, Class A2, 2.52%, due 5/16/2025	163,108
339,778	GreatAmerica Leasing Receivables Funding LLC, Ser. 2021-2, Class A2, 0.38%, due 3/15/2024	332,552(d)
2,500,000	Gulf Stream Meridian 5 Ltd., Ser. 2021-5A, Class D, (3M USD LIBOR + 6.33%), 10.41%, due 7/15/2034	2,040,246(d)(e)
1,000,000	Gulf Stream Meridian 6 Ltd., Ser. 2021-6A, Class D, (3M USD LIBOR + 6.36%), 10.44%, due 1/15/2037	812,407(d)(e)
1,000,000	HalseyPoint CLO 4 Ltd., Ser. 2021-4A, Class E, (3M USD LIBOR + 6.71%), 10.95%, due 4/20/2034	862,695(d)(e)
2,595,369	Hilton Grand Vacations Trust, Ser. 2022-1D, Class D, 6.79%, due 6/20/2034	2,449,121(d)
434,157	Honda Auto Receivables Owner Trust, Ser. 2021-4, Class A2, 0.39%, due 5/21/2024	427,731
130,249	Hyundai Auto Lease Securitization Trust, Ser. 2021-B, Class A2, 0.19%, due 10/16/2023	129,823(d)
425,331	Hyundai Auto Receivables Trust, Ser. 2022-A, Class A2A, 1.81%, due 2/18/2025	417,395
1,250,000	Jay Park CLO Ltd., Ser. 2016-1A, Class DR, (3M USD LIBOR + 5.20%), 9.44%, due 10/20/2027	1,099,022(d)(e)
352,000	John Deere Owner Trust, Ser. 2022-C, Class A2, 4.98%, due 8/15/2025	350,681
5,500,000	KKR CLO 25 Ltd., Ser. 25, Class DR, (3M USD LIBOR + 3.40%), 7.48%, due 7/15/2034	4,799,312(d)(e)
399,755	Kubota Credit Owner Trust, Ser. 2022-1A, Class A2, 2.34%, due 4/15/2025	390,902(d)
3,000,000	Madison Park Funding XXXV Ltd., Ser. 2019-35A, Class ER, (3M USD LIBOR + 6.10%), 10.34%, due 4/20/2032	2,610,289(d)(e)
Magnetite CLO Ltd.
3,000,000	Ser. 2019-22A, Class DR, (3M USD LIBOR + 3.10%), 7.18%, due 4/15/2031	2,666,018(d)(e)
250,000	Ser. 2018-20A, Class D, (3M USD LIBOR + 2.50%), 6.74%, due 4/20/2031	223,775(d)(e)
250,000	Ser. 2018-20A, Class E, (3M USD LIBOR + 5.35%), 9.59%, due 4/20/2031	208,491(d)(e)
1,000,000	Ser. 2020-28A, Class ER, (3M USD LIBOR + 6.15%), 10.39%, due 1/20/2035	849,253(d)(e)
500,000	Marble Point CLO XI Ltd., Ser. 2017-2A, Class D, (3M USD LIBOR + 2.80%), 6.99%, due 12/18/2030	422,354(d)(e)
257,364	Mercedes-Benz Auto Lease Trust, Ser. 2021-B, Class A2, 0.22%, due 1/16/2024	256,109
4,958,000	MetroNet Infrastructure Issuer LLC, Ser. 2022-1A, Class A2, 6.35%, due 10/20/2052	4,636,503(d)(k)
MMAF Equipment Finance LLC
106,506	Ser. 2021-A, Class A2, 0.30%, due 4/15/2024	106,200(d)
297,000	Ser. 2022-A, Class A2, 2.77%, due 2/13/2025	290,085(d)
Morgan Stanley Eaton Vance CLO Ltd.
2,000,000	Ser. 2021-1A, Class E, (3M USD LIBOR + 6.75%), 11.07%, due 10/20/2034	1,658,588(d)(e)
1,000,000	Ser. 2022-16A, Class D1, (3M CME Term SOFR + 3.25%), 7.11%, due 4/15/2035	835,160(d)(e)
MVW LLC
3,336,436	Ser. 2021-2A, Class B, 1.83%, due 5/20/2039	2,959,444(d)
4,779,512	Ser. 2022-1A, Class B, 4.40%, due 11/21/2039	4,525,557(d)
15,088,952	Navient Student Loan Trust, Ser. 2021-FA, Class A, 1.11%, due 2/18/2070	12,231,462(d)
OCP CLO Ltd.
2,000,000	Ser. 2017-13A, Class DR, (3M USD LIBOR + 6.50%), 10.58%, due 7/15/2030	1,654,379(d)(e)
3,800,000	Ser. 2017-14A, Class C, (3M USD LIBOR + 2.60%), 5.58%, due 11/20/2030	3,319,824(d)(e)
1,800,000	Ser. 2017-14A, Class D, (3M USD LIBOR + 5.80%), 8.78%, due 11/20/2030	1,448,046(d)(e)
1,250,000	OHA Credit Funding 3 Ltd., Ser. 2019-3A, Class DR, (3M USD LIBOR + 2.90%), 7.14%, due 7/2/2035	1,089,962(d)(e)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)		Value
Asset-Backed Securities – cont'd
OHA Credit Funding 6 Ltd.
$2,500,000	Ser. 2020-6A, Class DR, (3M USD LIBOR + 3.15%), 7.39%, due 7/20/2034	$ 2,212,095 (d)(e)
1,000,000	Ser. 2020-6A, Class ER, (3M USD LIBOR + 6.25%), 10.49%, due 7/20/2034	875,439(d)(e)
750,000	OHA Credit Partners XV Ltd., Ser. 2017-15A, Class D, (3M USD LIBOR + 2.45%), 6.69%, due 1/20/2030	667,611(d)(e)
7,274,000	OneMain Financial Issuance Trust, Ser. 2022-2A, Class A, 4.89%, due 10/14/2034	6,992,751(d)
Palmer Square CLO Ltd.
700,000	Ser. 2014-1A, Class DR2, (3M USD LIBOR + 5.70%), 9.78%, due 1/17/2031	587,331(d)(e)
1,600,000	Ser. 2018-1A, Class D, (3M USD LIBOR + 5.15%), 9.34%, due 4/18/2031	1,332,655(d)(e)
3,500,000	Ser. 2015-1A, Class DR4, (3M USD LIBOR + 6.50%), 9.48%, due 5/21/2034	2,990,832(d)(e)
2,000,000	Parallel Ltd., Ser. 2020-1A, Class DR, (3M USD LIBOR + 6.50%), 10.74%, due 7/20/2034	1,705,264(d)(e)
1,000,000	Post CLO Ltd., Ser. 2022-1A, Class D, (3M CME Term SOFR + 3.20%), 7.16%, due 4/20/2035	852,798(d)(e)
300,000	PPM CLO 3 Ltd., Ser. 2019-3A, Class DR, (3M USD LIBOR + 3.10%), 7.18%, due 4/17/2034	256,181(d)(e)
Prestige Auto Receivables Trust
4,855,000	Ser. 2021-1A, Class D, 2.08%, due 2/15/2028	4,250,391(d)
3,798,000	Ser. 2022-1A, Class B, 6.55%, due 7/17/2028	3,786,149(d)
1,000,000	Riserva CLO Ltd., Ser. 2016-3A, Class ERR, (3M USD LIBOR + 6.50%), 10.69%, due 1/18/2034	846,638(d)(e)
Sandstone Peak Ltd.
1,500,000	Ser. 2021-1A, Class D, (3M USD LIBOR + 3.55%), 7.63%, due 10/15/2034	1,312,602(d)(e)
1,000,000	Ser. 2021-1A, Class E, (3M USD LIBOR + 6.80%), 10.88%, due 10/15/2034	855,306(d)(e)
Santander Retail Auto Lease Trust
165,178	Ser. 2021-A, Class A2, 0.32%, due 2/20/2024	164,006(d)
129,690	Ser. 2022-B, Class A2, 2.84%, due 5/20/2025	127,414(d)
121,504	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-DO1, Class M1, (1M USD LIBOR + 0.98%), 4.56%, due 7/25/2034	121,773(e)
Sierra Timeshare Receivables Funding LLC
1,815,214	Ser. 2021-2A, Class D, 3.23%, due 9/20/2038	1,634,167(d)
3,902,891	Ser. 2022-1A, Class D, 6.00%, due 10/20/2038	3,641,958(d)
3,250,000	Signal Peak CLO 7 Ltd., Ser. 2019-1A, Class D, (3M USD LIBOR + 3.85%), 8.26%, due 4/30/2032	2,899,475(d)(e)
1,597,000	SoFi Professional Loan Program Trust, Ser. 2020-A, Class BFX, 3.12%, due 5/15/2046	1,287,690(d)
1,000,000	Symphony CLO XXI Ltd., Ser. 2019-21A, Class DR, (3M USD LIBOR + 3.30%), 7.38%, due 7/15/2032	839,362(d)(e)
11,402,833	Taco Bell Funding LLC, Ser. 2021-1A, Class A2I, 1.95%, due 8/25/2051	9,462,504(d)
282,202	Tesla Auto Lease Trust, Ser. 2021-A, Class A2, 0.36%, due 3/20/2025	278,798(d)
1,150,000	TICP CLO V Ltd., Ser. 2016-5A, Class ER, (3M USD LIBOR + 5.75%), 9.83%, due 7/17/2031	973,174(d)(e)
1,000,000	TICP CLO X Ltd., Ser. 2018-10A, Class E, (3M USD LIBOR + 5.50%), 9.74%, due 4/20/2031	848,676(d)(e)
1,150,000	TICP CLO XIII Ltd., Ser. 2019-13A, Class ER, (3M USD LIBOR + 6.20%), 10.28%, due 4/15/2034	970,820(d)(e)
Toyota Auto Receivables Owner Trust
248,358	Ser. 2021-B, Class A2, 0.14%, due 1/16/2024	247,436
190,373	Ser. 2022-A, Class A2, 0.74%, due 10/15/2024	187,667
227,502	Ser. 2022-B, Class A2A, 2.35%, due 1/15/2025	224,159
212,979	Toyota Lease Owner Trust, Ser. 2022-A, Class A2, 1.73%, due 7/22/2024	208,262(d)
1,300,000	TRESTLES CLO II Ltd., Ser. 2018-2A, Class D, (3M USD LIBOR + 5.75%), 10.11%, due 7/25/2031	1,003,716(d)(e)
1,200,000	TRESTLES CLO Ltd., Ser. 2017-1A, Class DR, (3M USD LIBOR + 6.25%), 10.61%, due 4/25/2032	1,032,164(d)(e)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value
Asset-Backed Securities – cont'd
	$1,000,000	Trinitas CLO X Ltd., Ser. 2019-10A, Class DR, (3M CME Term SOFR + 3.60%), 7.46%, due 1/15/2035	$ 809,516(d)(e)
	1,500,000	Trinitas CLO XVI Ltd., Ser. 2021-16A, Class D, (3M USD LIBOR + 3.30%), 7.54%, due 7/20/2034	1,315,325(d)(e)
	8,213,000	Vantage Data Centers Issuer LLC, Ser. 2021-1A, Class A2, 2.17%, due 10/15/2046	7,083,991(d)
	4,000,000	Verde CLO Ltd., Ser. 2019-1A, Class DR, (3M USD LIBOR + 3.25%), 7.33%, due 4/15/2032	3,523,206(d)(e)
	198,000	Volkswagen Auto Lease Trust, Ser. 2022-A, Class A2, 3.02%, due 10/21/2024	194,762
	602,104	Volkswagen Auto Loan Enhanced Trust, Ser. 2021-1, Class A2, 0.49%, due 10/21/2024	594,540
		Voya CLO Ltd.
	250,000	Ser. 2018-3A, Class E, (3M USD LIBOR + 5.75%), 9.83%, due 10/15/2031	197,083(d)(e)
	350,000	Ser. 2016-3A, Class DR, (3M USD LIBOR + 6.08%), 10.27%, due 10/18/2031	255,242(d)(e)
	1,500,000	Whitebox CLO III Ltd., Ser. 2021-3A, Class E, (3M USD LIBOR + 6.85%), 10.93%, due 10/15/2034	1,315,362(d)(e)
		World Omni Auto Receivables Trust
	179,827	Ser. 2021-C, Class A2, 0.22%, due 9/16/2024	178,572
	90,975	Ser. 2022-A, Class A2, 1.15%, due 4/15/2025	89,644
	204,000	Ser. 2022-B, Class A2A, 2.77%, due 10/15/2025	200,364
	317,150	World Omni Automobile Lease Securitization Trust, Ser. 2022-A, Class A2, 2.63%, due 10/15/2024	312,475
Total Asset-Backed Securities (Cost $245,212,764)			215,174,762

Corporate Bonds 53.9%
ABS Automobile 0.0%(l)
		AA Bond Co. Ltd.
GBP	335,000	6.50%, due 1/31/2026	313,105(d)
GBP	150,000	6.50%, due 1/31/2026	140,196(j)
GBP	360,000	RAC Bond Co. PLC, 5.25%, due 11/4/2027	309,365(j)
			762,666
Advertising 0.1%
	$1,625,000	Cars.com, Inc., 6.38%, due 11/1/2028	1,408,030(d)
	773,000	Clear Channel Worldwide Holdings, Inc., 5.13%, due 8/15/2027	695,700(d)
	555,000	Lamar Media Corp., 3.63%, due 1/15/2031	452,325
	585,000	Match Group, Inc., 3.63%, due 10/1/2031	445,922(d)
	357,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, due 8/15/2027	321,375(d)
			3,323,352
Aerospace & Defense 1.0%
	13,035,000	Boeing Co., 5.81%, due 5/1/2050	11,210,850
	3,830,000	Lockheed Martin Corp., 5.70%, due 11/15/2054	3,858,585
GBP	1,000,000	Rolls-Royce PLC, 5.75%, due 10/15/2027	986,309(j)
		TransDigm, Inc.
	$1,605,000	6.25%, due 3/15/2026	1,583,188(d)
	2,920,000	7.50%, due 3/15/2027	2,877,310
	3,555,000	5.50%, due 11/15/2027	3,242,871
			23,759,113
Agriculture 0.2%
	5,055,000	BAT Capital Corp., 3.73%, due 9/25/2040	3,182,525
	1,015,000	MHP SA, 7.75%, due 5/10/2024	480,907(d)(m)
			3,663,432
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Air Transportation 0.5%
	$4,540,000	American Airlines, Inc., 11.75%, due 7/15/2025	$ 4,965,046 (d)
	2,645,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, due 4/20/2029	2,406,950(d)
	660,000	Delta Air Lines, Inc., 3.75%, due 10/28/2029	543,563
	2,365,000	United Airlines, Inc., 4.38%, due 4/15/2026	2,158,436(d)
	1,290,000	VistaJet Malta Finance PLC/XO Management Holding, Inc., 7.88%, due 5/1/2027	1,162,868(d)
			11,236,863
Airlines 0.1%
	2,537,131	United Airlines Pass Through Trust, Ser. 2020-1, Class A, 5.88%, due 10/15/2027	2,448,020
Apparel 0.0%(l)
EUR	200,000	PVH Corp., 3.13%, due 12/15/2027	168,436(j)
Auto Loans 0.3%
		Ford Motor Credit Co. LLC
	$680,000	4.06%, due 11/1/2024	651,950
	700,000	5.13%, due 6/16/2025	675,360
	740,000	3.38%, due 11/13/2025	671,335
	170,000	4.39%, due 1/8/2026	156,857
	100,000	4.13%, due 8/17/2027	88,805
	675,000	2.90%, due 2/16/2028	547,953
	685,000	2.90%, due 2/10/2029	536,999
	1,510,000	5.11%, due 5/3/2029	1,349,940
	1,875,000	4.00%, due 11/13/2030	1,516,463
	1,265,000	3.63%, due 6/17/2031	983,759
			7,179,421
Auto Manufacturers 0.5%
	6,585,000	General Motors Co., 5.15%, due 4/1/2038	5,358,136
	6,230,000	General Motors Financial Co., Inc., 3.80%, due 4/7/2025	5,888,205
CAD	500,000	General Motors Financial of Canada Ltd., 1.75%, due 4/15/2026	319,595
		Toyota Motor Credit Corp.
	$755,000	(SOFR + 0.65%), 3.70%, due 12/29/2023	755,323(e)
	500,000	(SOFR + 0.62%), 3.65%, due 3/22/2024	498,442(e)
	570,000	Volkswagen Group of America Finance LLC, (SOFR + 0.95%), 3.84%, due 6/7/2024	568,154(d)(e)
EUR	200,000	Volkswagen Int'l Finance NV, 3.88%, due 6/17/2029	164,666(j)(n)(o)
			13,552,521
Auto Parts & Equipment 0.4%
EUR	1,100,000	Adient Global Holdings Ltd., 3.50%, due 8/15/2024	1,026,359(j)
		Faurecia SE
EUR	300,000	2.63%, due 6/15/2025	277,969(j)
EUR	380,000	2.38%, due 6/15/2027	307,469(j)
EUR	180,000	3.75%, due 6/15/2028	149,666(j)
		Goodyear Tire & Rubber Co.
	$1,550,000	5.00%, due 5/31/2026	1,492,944
	3,795,000	5.00%, due 7/15/2029	3,290,834
EUR	1,070,000	IHO Verwaltungs GmbH, 3.88% Cash/4.63% PIK, due 5/15/2027	839,458(j)(p)
EUR	1,500,000	Schaeffler AG, 3.38%, due 10/12/2028	1,252,484(j)
EUR	1,700,000	ZF Europe Finance BV, 3.00%, due 10/23/2029	1,301,606(j)
EUR	600,000	ZF Finance GmbH, 3.75%, due 9/21/2028	487,257(j)
			10,426,046
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Automakers 0.4%
Ford Motor Co.
	$1,260,000	9.63%, due 4/22/2030	$ 1,406,536
	715,000	3.25%, due 2/12/2032	536,836
	1,760,000	4.75%, due 1/15/2043	1,225,770
	5,060,000	5.29%, due 12/8/2046	3,746,070
Jaguar Land Rover Automotive PLC
	2,225,000	7.75%, due 10/15/2025	2,052,651(d)
EUR	375,000	4.50%, due 1/15/2026	314,078(j)
EUR	1,900,000	4.50%, due 7/15/2028	1,348,133(j)
10,630,074
Banking 0.3%
	$1,840,000	Bank of America Corp., Ser. TT, 6.13%, due 4/27/2027	1,738,800(n)(o)
	1,860,000	JPMorgan Chase & Co., Ser. HH, 4.60%, due 2/1/2025	1,659,864(n)(o)
	5,253,000	PNC Financial Services Group, Inc., Ser. T, 3.40%, due 9/15/2026	3,920,051(n)(o)
7,318,715
Banks 9.8%
	5,000,000	ABN AMRO Bank NV, 3.32%, due 3/13/2037	3,433,763(d)(n)
EUR	300,000	AMCO - Asset Management Co. SpA, 0.75%, due 4/20/2028	239,977(j)
	$1,600,000	Banco Bilbao Vizcaya Argentaria SA, Ser. 9, 6.50%, due 3/5/2025	1,429,216(n)(o)
Banco Bradesco SA
	200,000	3.20%, due 1/27/2025	188,560(d)
	256,000	4.38%, due 3/18/2027	239,860(d)
	200,000	Banco de Bogota SA, 6.25%, due 5/12/2026	183,198(j)
	90,000	Banco de Credito del Peru S.A., 2.70%, due 1/11/2025	83,509(d)
	1,900,000	Banco do Brasil SA, 6.25%, due 4/15/2024	1,669,739(j)(n)(o)
	200,000	Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa, 4.13%, due 6/6/2024	192,929(j)
	150,000	Banco Internacional del Peru SAA Interbank, 3.38%, due 1/18/2023	149,234(j)
	150,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, due 4/17/2025	145,500(d)
Banco Santander SA
	2,600,000	7.50%, due 2/8/2024	2,462,559(j)(n)(o)
	8,000,000	5.15%, due 8/18/2025	7,688,773
EUR	200,000	3.63%, due 3/21/2029	127,959(j)(n)(o)
	$211,000	Banco Votorantim SA, 4.50%, due 9/24/2024	204,226(d)
	200,000	Bancolombia SA, 3.00%, due 1/29/2025	179,300
	200,000	Bangkok Bank PCL, 4.30%, due 6/15/2027	188,082(d)
Bank of America Corp.
	156,000	Ser. JJ, 5.13%, due 6/20/2024	147,147(n)(o)
	993,000	Ser. MM, 4.30%, due 1/28/2025	821,956(n)(o)
	9,710,000	1.84%, due 2/4/2025	9,200,064(n)
	3,265,000	Ser. RR, 4.38%, due 1/27/2027	2,620,163(n)(o)
	1,090,000	Ser. FF, 5.88%, due 3/15/2028	938,218(n)(o)
	5,765,000	4.95%, due 7/22/2028	5,498,817(n)
	7,975,000	5.02%, due 7/22/2033	7,313,569(n)
	10,265,000	2.48%, due 9/21/2036	7,335,140(n)
Bank of New York Mellon Corp.
	260,000	Ser. J, (SOFR + 0.20%), 3.26%, due 10/25/2024	255,672(e)
	6,675,000	Ser. I, 3.75%, due 12/20/2026	5,140,951(n)(o)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Banks – cont'd
Banque Federative du Credit Mutuel SA
EUR	200,000	Ser. 99, (EUAMDB10 + 0.10%, Cap 8.00%, Floor 0.00%), 0.96%, due 2/25/2023	$ 155,392(e)(o)
EUR	200,000	1.25%, due 6/3/2030	156,724(j)
EUR	140,000	Barclays Bank PLC, (3M EURIBOR + 0.71%), 1.71%, due 12/15/2022	107,502(e)(j)(o)
Barclays PLC
	$6,960,000	4.38%, due 3/15/2028	4,619,417(n)(o)
	5,815,000	5.50%, due 8/9/2028	5,367,671(n)
	1,100,000	8.00%, due 3/15/2029	985,439(n)(o)
EUR	200,000	0.58%, due 8/9/2029	152,351(j)(n)
	$200,000	BBK BSC, 5.50%, due 7/9/2024	193,826(j)
BNP Paribas SA
	4,840,000	4.63%, due 1/12/2027	3,705,003(d)(n)(o)
	1,285,000	4.50%, due 2/25/2030	896,225(d)(n)(o)
	1,965,000	4.63%, due 2/25/2031	1,358,306(d)(n)(o)
	6,260,000	BPCE SA, 3.65%, due 1/14/2037	4,395,334(d)(n)
Citigroup, Inc.
	1,595,000	(3M USD LIBOR + 1.10%), 4.04%, due 5/17/2024	1,594,887(e)
	1,320,000	Ser. U, 5.00%, due 9/12/2024	1,174,404(n)(o)
	865,000	Ser. V, 4.70%, due 1/30/2025	694,163(n)(o)
	480,000	Ser. W, 4.00%, due 12/10/2025	404,880(n)(o)
	5,685,000	3.29%, due 3/17/2026	5,324,836(n)
	3,140,000	Ser. Y, 4.15%, due 11/15/2026	2,452,641(n)(o)
Citizens Financial Group, Inc.
	2,400,000	Ser. B, 6.00%, due 7/6/2023	2,201,979(n)(o)
	1,203,000	Ser. C, 6.38%, due 4/6/2024	1,096,840(n)(o)
	1,400,000	Commerzbank AG, 7.00%, due 4/9/2025	1,199,993(j)(n)(o)
Credit Suisse Group AG
	1,003,000	6.38%, due 8/21/2026	747,844(d)(n)(o)
	3,180,000	5.25%, due 2/11/2027	2,249,850(d)(n)(o)
	3,710,000	9.75%, due 6/23/2027	3,524,972(d)(n)(o)
EUR	100,000	0.65%, due 1/14/2028	77,997(j)(n)
	$870,000	5.10%, due 1/24/2030	533,705(d)(n)(o)
	6,875,000	3.09%, due 5/14/2032	4,715,487(d)(n)
	200,000	Development Bank of Kazakhstan JSC, 5.75%, due 5/12/2025	198,083(d)
	200,000	Development Bank of Mongolia LLC, 7.25%, due 10/23/2023	175,800(j)
EUR	200,000	Dexia Credit Local SA, 0.63%, due 1/17/2026	184,105(j)
DIB Sukuk Ltd.
	$200,000	3.63%, due 2/6/2023	198,726(j)
	200,000	2.95%, due 1/16/2026	184,427(j)
	200,000	Emirates Development Bank PJSC, 3.52%, due 3/6/2024	194,840(j)
	2,035,000	Emirates NBD PJSC, 6.13%, due 3/20/2025	1,930,198(j)(n)(o)
	1,793,000	Fifth Third Bancorp, Ser. H, 5.10%, due 6/30/2023	1,633,064(n)(o)
Goldman Sachs Group, Inc.
	1,570,000	(3M USD LIBOR + 1.60%), 4.64%, due 11/29/2023	1,574,705(e)
	509,000	Ser. Q, 5.50%, due 8/10/2024	483,275(n)(o)
	9,710,000	1.76%, due 1/24/2025	9,176,241(n)
	736,000	Ser. R, 4.95%, due 2/10/2025	663,563(n)(o)
	1,415,000	Ser. U, 3.65%, due 8/10/2026	1,075,292(n)(o)
	2,635,000	Ser. V, 4.13%, due 11/10/2026	2,068,475(n)(o)
	1,400,000	Grupo Aval Ltd., 4.38%, due 2/4/2030	970,816(d)
	200,000	Hana Bank, 3.25%, due 3/30/2027	178,997(d)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Banks – cont'd
HSBC Holdings PLC
	$1,510,000	4.00%, due 3/9/2026	$ 1,178,359 (n)(o)
	10,535,000	6.00%, due 5/22/2027	8,535,457(n)(o)
	1,170,000	4.70%, due 3/9/2031	813,958(n)(o)
	5,075,000	5.40%, due 8/11/2033	4,399,971(n)
Huntington Bancshares, Inc.
	1,643,000	Ser. E, 5.70%, due 4/15/2023	1,495,130(n)(o)
	1,633,000	Ser. F, 5.63%, due 7/15/2030	1,484,146(n)(o)
ING Groep NV
	803,000	6.50%, due 4/16/2025	730,811(n)(o)
	2,895,000	5.75%, due 11/16/2026	2,473,109(n)(o)
	4,892,000	3.88%, due 5/16/2027	3,192,030(n)(o)
EUR	250,000	Intesa Sanpaolo SpA, 1.35%, due 2/24/2031	176,150(j)
EUR	221,000	Islandsbanki HF, 1.13%, due 1/19/2024	213,659(j)(n)
	$200,000	Itau Unibanco Holding SA, 2.90%, due 1/24/2023	198,820(d)
JPMorgan Chase & Co.
	861,000	Ser. CC, (3M USD LIBOR + 2.58%), 7.02%, due 2/1/2023	828,368(e)(o)
	1,426,000	Ser. FF, 5.00%, due 8/1/2024	1,313,774(n)(o)
	1,496,000	(SOFR + 0.58%), 3.62%, due 6/23/2025	1,462,546(e)
	7,465,000	1.56%, due 12/10/2025	6,807,787(n)
	1,390,000	Ser. KK, 3.65%, due 6/1/2026	1,150,156(n)(o)
	5,775,000	4.85%, due 7/25/2028	5,490,118(n)
KFW
EUR	224,000	due 6/15/2026	202,295(j)
EUR	114,000	0.01%, due 5/5/2027	100,394(j)
EUR	82,000	1.25%, due 6/30/2027	76,316(j)
EUR	39,000	0.75%, due 1/15/2029	34,299(j)
EUR	124,000	due 9/15/2031	95,636(j)
EUR	223,000	Landsbankinn HF, 0.50%, due 5/20/2024	201,632(j)
Lloyds Banking Group PLC
	$445,000	(3M USD LIBOR + 0.81%), 2.91%, due 11/7/2023	444,795(n)
	1,345,000	7.50%, due 6/27/2024	1,282,422(n)(o)
	2,070,000	7.50%, due 9/27/2025	1,919,925(n)(o)
M&T Bank Corp.
	665,000	Ser. G, 5.00%, due 8/1/2024	610,138(n)(o)
	3,685,000	3.50%, due 9/1/2026	2,730,140(n)(o)
	200,000	Mashreqbank PSC, 4.25%, due 2/26/2024	195,437(j)
Morgan Stanley
	1,609,000	(SOFR + 0.63%), 3.69%, due 1/24/2025	1,579,248(e)
	10,265,000	2.48%, due 9/16/2036	7,267,444(n)
EUR	200,000	Nationale-Nederlanden Bank NV, 1.00%, due 9/25/2028	176,110(j)
NatWest Group PLC
	$2,000,000	6.00%, due 12/29/2025	1,779,800(n)(o)
EUR	200,000	0.67%, due 9/14/2029	152,702(j)(n)
	$3,215,000	4.60%, due 6/28/2031	2,075,772(n)(o)
	10,880,000	3.03%, due 11/28/2035	7,550,935(n)
	3,400,000	Nordea Bank Abp, 3.75%, due 3/1/2029	2,384,369(d)(n)(o)
	200,000	Philippine National Bank, 3.28%, due 9/27/2024	187,214(j)
Royal Bank of Canada
	885,000	(3M USD LIBOR + 0.36%), 4.44%, due 1/17/2023	883,974(e)
	3,730,000	3.38%, due 4/14/2025	3,575,660
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Banks – cont'd
	$3,400,000	Skandinaviska Enskilda Banken AB, 5.13%, due 5/13/2025	$ 3,123,750 (j)(n)(o)
	1,110,000	Societe Generale SA, 4.75%, due 5/26/2026	853,035(d)(n)(o)
	3,975,000	Standard Chartered PLC, 4.30%, due 8/19/2028	2,613,274(d)(n)(o)
	5,470,000	SVB Financial Group, Ser. D, 4.25%, due 11/15/2026	3,657,670(n)(o)
	680,000	Toronto-Dominion Bank, (SOFR + 0.48%), 3.54%, due 1/27/2023	679,756(e)
	1,040,000	Truist Bank, (SOFR + 0.20%), 3.26%, due 1/17/2024	1,028,867(e)
	4,040,000	Truist Financial Corp., Ser. Q, 5.10%, due 3/1/2030	3,535,296(n)(o)
	4,975,000	U.S. Bancorp, 3.70%, due 1/15/2027	3,868,062(n)(o)
UBS Group AG
	1,555,000	4.88%, due 2/12/2027	1,240,892(d)(n)(o)
	5,900,000	4.70%, due 8/5/2027	5,483,138(d)(n)
	825,000	4.38%, due 2/10/2031	573,086(d)(n)(o)
	3,551,000	UBS Group Funding AG, 6.88%, due 8/7/2025	3,366,021(j)(n)(o)
UniCredit SpA
	589,000	8.00%, due 6/3/2024	549,979(j)(n)(o)
EUR	250,000	3.88%, due 6/3/2027	174,915(j)(n)(o)
Wells Fargo & Co.
	$1,257,000	Ser. S, 5.90%, due 6/15/2024	1,139,942(n)(o)
	2,765,000	Ser. BB, 3.90%, due 3/15/2026	2,347,485(n)(o)
Westpac Banking Corp.
	440,000	(3M USD LIBOR + 0.39%), 4.33%, due 1/13/2023	439,553(e)
EUR	200,000	0.38%, due 4/2/2026	180,605(j)
	$6,085,000	3.02%, due 11/18/2036	4,304,871(n)
245,667,559
Beverages 0.4%
	5,995,000	Constellation Brands, Inc., 2.25%, due 8/1/2031	4,590,609
	6,985,000	Molson Coors Beverage Co., 4.20%, due 7/15/2046	5,150,340
GBP	325,000	Premier Foods Finance PLC, 3.50%, due 10/15/2026	303,898(j)
10,044,847
Biotechnology 0.1%
	$5,510,000	Amgen, Inc., 2.77%, due 9/1/2053	3,150,222
Building & Construction 0.0%(l)
	560,000	KB Home, 4.00%, due 6/15/2031	424,200
	53,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, due 6/15/2024	52,088
476,288
Building Materials 0.5%
	680,000	Builders FirstSource, Inc., 4.25%, due 2/1/2032	544,136(d)
	1,640,000	Camelot Return Merger Sub, Inc., 8.75%, due 8/1/2028	1,365,300(d)
	1,785,000	Cornerstone Building Brands, Inc., 6.13%, due 1/15/2029	1,115,625(d)
Jeld-Wen, Inc.
	65,000	6.25%, due 5/15/2025	60,775(d)
	4,855,000	4.88%, due 12/15/2027	3,621,247(d)
Masonite Int'l Corp.
	1,100,000	5.38%, due 2/1/2028	1,007,006(d)
	565,000	3.50%, due 2/15/2030	449,006(d)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Building Materials – cont'd
		Standard Industries, Inc.
	$610,000	4.75%, due 1/15/2028	$ 534,512(d)
	3,445,000	4.38%, due 7/15/2030	2,785,455(d)
	730,000	3.38%, due 1/15/2031	546,186(d)
			12,029,248
Cable & Satellite Television 1.4%
		CCO Holdings LLC/CCO Holdings Capital Corp.
	1,730,000	5.00%, due 2/1/2028	1,565,650(d)
	2,785,000	4.75%, due 3/1/2030	2,340,514(d)
	3,800,000	4.50%, due 8/15/2030	3,083,928(d)
	1,890,000	4.25%, due 2/1/2031	1,493,100(d)
	4,305,000	4.75%, due 2/1/2032	3,444,204(d)
	680,000	4.50%, due 5/1/2032	537,200
	700,000	4.50%, due 6/1/2033	530,817(d)
	1,315,000	4.25%, due 1/15/2034	966,525(d)
		CSC Holdings LLC
	2,475,000	7.50%, due 4/1/2028	2,144,266(d)
	1,160,000	6.50%, due 2/1/2029	1,093,300(d)
	9,630,000	5.75%, due 1/15/2030	7,366,950(d)
	1,835,000	4.63%, due 12/1/2030	1,320,783(d)
		DISH DBS Corp.
	1,785,000	7.75%, due 7/1/2026	1,506,165
	2,675,000	7.38%, due 7/1/2028	2,025,296
	2,275,000	5.13%, due 6/1/2029	1,528,000
		Radiate Holdco LLC/Radiate Finance, Inc.
	2,155,000	4.50%, due 9/15/2026	1,820,975(d)
	1,010,000	6.50%, due 9/15/2028	636,300(d)
		United Group BV
EUR	1,280,000	4.00%, due 11/15/2027	920,241(j)
EUR	690,000	3.63%, due 2/15/2028	489,237(j)
			34,813,451
Chemicals 1.3%
EUR	200,000	Ashland Services BV, 2.00%, due 1/30/2028	161,304(j)
	$690,000	Avient Corp., 7.13%, due 8/1/2030	659,826(d)(h)
	570,000	Axalta Coating Systems LLC, 3.38%, due 2/15/2029	468,469(d)
	96,000	Braskem Finance Ltd., 6.45%, due 2/3/2024	95,994
	2,605,000	H.B. Fuller Co., 4.25%, due 10/15/2028	2,253,325
		INEOS Finance PLC
EUR	1,595,000	3.38%, due 3/31/2026	1,412,550(j)
EUR	280,000	2.88%, due 5/1/2026	245,622(j)
EUR	2,705,000	INEOS Quattro Finance 1 PLC, 3.75%, due 7/15/2026	2,098,481(j)
	$5,175,000	INEOS Quattro Finance 2 PLC, 3.38%, due 1/15/2026	4,376,601(d)
	550,000	Ingevity Corp., 3.88%, due 11/1/2028	464,264(d)
EUR	815,000	Kronos Int'l, Inc., 3.75%, due 9/15/2025	679,808(j)
	$200,000	MEGlobal Canada ULC, 5.00%, due 5/18/2025	193,250(d)
		NOVA Chemicals Corp.
	3,030,000	4.88%, due 6/1/2024	2,946,675(d)
	4,319,000	5.25%, due 6/1/2027	3,855,053(d)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Chemicals – cont'd
		Olympus Water U.S. Holding Corp.
	$2,200,000	4.25%, due 10/1/2028	$ 1,785,989 (d)
	900,000	6.25%, due 10/1/2029	623,209(d)
	200,000	Sasol Financing Int'l Ltd., 4.50%, due 11/14/2022	199,236
	200,000	Sasol Financing USA LLC, 5.88%, due 3/27/2024	195,300
EUR	745,000	SGL Carbon SE, 4.63%, due 9/30/2024	708,637(j)
	$4,680,000	Tronox, Inc., 4.63%, due 3/15/2029	3,614,320(d)
	200,000	Unigel Luxembourg SA, 8.75%, due 10/1/2026	193,257(d)
	570,000	Valvoline, Inc., 3.63%, due 6/15/2031	449,730(d)
EUR	200,000	Westlake Corp., 1.63%, due 7/17/2029	152,458
	$5,470,000	WR Grace Holdings LLC, 5.63%, due 8/15/2029	4,228,201(d)
			32,061,559
Commercial Services 0.1%
EUR	100,000	Autostrade per l'Italia SpA, 2.00%, due 12/4/2028	81,350(j)
	$200,000	Bidvest Group UK PLC, 3.63%, due 9/23/2026	168,576(d)
	247,000	CMHI Finance BVI Co. Ltd., 4.00%, due 6/1/2027	234,290(j)
	200,000	DP World Crescent Ltd., 3.91%, due 5/31/2023	197,720(j)
	2,055,000	Georgetown University, Ser. 20A, 2.94%, due 4/1/2050	1,202,127
	200,000	Korea Expressway Corp., 1.13%, due 5/17/2026	171,936(d)
			2,055,999
Computers 0.1%
	5,425,000	Apple, Inc., 2.55%, due 8/20/2060	3,123,126
Consumer - Commercial Lease Financing 0.9%
	1,722,000	AerCap Global Aviation Trust, 6.50%, due 6/15/2045	1,571,325(d)(n)
	615,000	Ally Financial, Inc., 5.75%, due 11/20/2025	591,679
	11,406,000	Global Aircraft Leasing Co. Ltd., 6.50% Cash/7.25% PIK, due 9/15/2024	9,158,082(d)(p)
		OneMain Finance Corp.
	2,985,000	3.50%, due 1/15/2027	2,446,546
	675,000	3.88%, due 9/15/2028	525,622
	1,310,000	4.00%, due 9/15/2030	989,050
		Springleaf Finance Corp.
	2,850,000	6.88%, due 3/15/2025	2,764,500
	5,035,000	7.13%, due 3/15/2026	4,848,705
			22,895,509
Cosmetics - Personal Care 0.0%(l)
	900,000	Natura Cosmeticos SA, 4.13%, due 5/3/2028	700,848(d)
Diversified Capital Goods 0.1%
	2,235,000	Stevens Holding Co, Inc., 6.13%, due 10/1/2026	2,237,906(d)
Diversified Financial Services 1.0%
	6,700,000	AerCap Ireland Capital Designated Activity Co./AerCap Global Aviation Trust, 3.30%, due 1/30/2032	5,028,694
		Ally Financial, Inc.
	2,065,000	Ser. B, 4.70%, due 5/15/2026	1,497,125(n)(o)
	2,060,000	Ser. C, 4.70%, due 5/15/2028	1,385,350(n)(o)
		American Express Co.
	765,000	(SOFR + 0.93%), 3.80%, due 3/4/2025	762,732(e)
	3,330,000	3.55%, due 9/15/2026	2,568,263(n)(o)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Diversified Financial Services – cont'd
Banco BTG Pactual SA
	$200,000	4.50%, due 1/10/2025	$ 190,849(d)
	256,000	2.75%, due 1/11/2026	224,000(d)
Capital One Financial Corp.
	905,000	(3M USD LIBOR + 0.72%), 5.13%, due 1/30/2023	904,775(e)
	4,790,000	Ser. M, 3.95%, due 9/1/2026	3,583,112(n)(o)
	5,557,000	Charles Schwab Corp., Ser. H, 4.00%, due 12/1/2030	4,127,462(n)(o)
	4,476,000	Discover Financial Services, Ser. C, 5.50%, due 10/30/2027	3,460,393(n)(o)
	150,000	Fondo MIVIVIENDA S.A., 4.63%, due 4/12/2027	138,644(d)
23,871,399
Electric 1.4%
	200,000	Adani Green Energy Ltd., 4.38%, due 9/8/2024	150,500(d)
EUR	100,000	AusNet Services Holdings Pty. Ltd., 1.63%, due 3/11/2081	77,397(j)(n)
	$234,000	China Huadian Overseas Development 2018 Ltd., 3.38%, due 6/23/2025	216,450(j)(n)(o)
	6,300,000	CMS Energy Corp., 3.75%, due 12/1/2050	4,551,750(n)
	600,000	Comision Federal de Electricidad, 4.75%, due 2/23/2027	545,250(j)
Dominion Energy, Inc.
	595,000	Ser. D, (3M USD LIBOR + 0.53%), 3.82%, due 9/15/2023	593,143(e)
	1,350,000	Ser. C, 4.35%, due 1/15/2027	1,116,842(n)(o)
	525,000	Duke Energy Corp., (SOFR + 0.25%), 3.18%, due 6/10/2023	521,642(e)
	8,220,000	Edison Int'l, Ser. B, 5.00%, due 12/15/2026	6,658,200(n)(o)
EUR	200,000	EnBW Energie Baden-Wuerttemberg AG, 1.38%, due 8/31/2081	132,410(j)(n)
	$760,000	Florida Power & Light Co., (SOFR + 0.25%), 2.92%, due 5/10/2023	757,391(e)
	126,380	Genneia SA, 8.75%, due 9/2/2027	117,217(d)
National Rural Utilities Cooperative Finance Corp.
	425,000	Ser. D, (SOFR + 0.40%), 3.03%, due 8/7/2023	423,845(e)
	975,000	Ser. D, (SOFR + 0.33%), 3.39%, due 10/18/2024	961,695(e)
	710,000	NextEra Energy Capital Holdings, Inc., (SOFR + 0.40%), 3.01%, due 11/3/2023	701,549(e)
	8,460,000	Pacific Gas and Electric Co., 4.30%, due 3/15/2045	5,698,769
	1,009,000	PPL Electric Utilities Corp., (SOFR + 0.33%), 3.38%, due 6/24/2024	995,074(e)
	498,000	Southern California Edison Co., (SOFR + 0.47%), 3.33%, due 12/2/2022	497,770(e)
Southern Co.
	11,305,000	Ser. B, 4.00%, due 1/15/2051	9,829,584(n)
EUR	320,000	1.88%, due 9/15/2081	226,759(n)
34,773,237
Electric - Generation 1.6%
Calpine Corp.
	$5,785,000	4.50%, due 2/15/2028	5,198,937(d)
	455,000	5.13%, due 3/15/2028	403,409(d)
	4,570,000	4.63%, due 2/1/2029	3,839,825(d)
	5,511,000	5.00%, due 2/1/2031	4,656,371(d)
	685,000	3.75%, due 3/1/2031	561,203(d)
	1,465,000	Leeward Renewable Energy Operations LLC, 4.25%, due 7/1/2029	1,186,650(d)
NRG Energy, Inc.
	2,550,000	5.75%, due 1/15/2028	2,432,062
	1,230,000	3.38%, due 2/15/2029	1,024,554(d)
	605,000	5.25%, due 6/15/2029	549,038(d)
	7,930,000	3.63%, due 2/15/2031	6,310,455(d)
	695,000	3.88%, due 2/15/2032	547,973(d)
	4,125,000	Sunnova Energy Corp., 5.88%, due 9/1/2026	3,630,000(d)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Electric - Generation – cont'd
	$2,910,000	Vistra Corp., 7.00%, due 12/15/2026	$ 2,574,200 (d)(n)(o)
		Vistra Operations Co. LLC
	650,000	5.50%, due 9/1/2026	624,000(d)
	4,940,000	5.00%, due 7/31/2027	4,557,150(d)
	3,520,000	4.38%, due 5/1/2029	3,010,568(d)
			41,106,395
Electric - Integrated 0.1%
EUR	200,000	Electricite de France SA, 2.63%, due 12/1/2027	130,405(j)(n)(o)
		FirstEnergy Corp.
	$685,000	2.65%, due 3/1/2030	553,768
	1,281,000	Ser. C, 5.35%, due 7/15/2047	1,056,928
	785,000	Ser. C, 3.40%, due 3/1/2050	487,681
			2,228,782
Electric-Distribution/Transmission 0.0%(l)
GBP	695,000	Centrica PLC, 5.25%, due 4/10/2075	677,153(j)(n)
Electronics 0.2%
	$540,000	Clarios Global L.P., 6.75%, due 5/15/2025	540,275(d)
EUR	1,795,000	Panther BF Aggregator 2 L.P./Panther Finance Co., Inc., 4.38%, due 5/15/2026	1,652,353(j)
		Sensata Technologies BV
	$535,000	4.00%, due 4/15/2029	450,577(d)
	1,535,000	5.88%, due 9/1/2030	1,458,250(d)
			4,101,455
Energy - Alternate Sources 0.0%(l)
	610,000	FS Luxembourg S.a.r.l., 10.00%, due 12/15/2025	622,200(d)
	200,000	Greenko Wind Projects Mauritius, Ltd., 5.50%, due 4/6/2025	170,269(d)
			792,469
Energy - Exploration & Production 1.1%
		Ascent Resources Utica Holdings LLC/ARU Finance Corp.
	1,150,000	7.00%, due 11/1/2026	1,132,750(d)
	995,000	8.25%, due 12/31/2028	960,175(d)
	1,770,000	5.88%, due 6/30/2029	1,553,175(d)
	640,000	Callon Petroleum Co., 8.00%, due 8/1/2028	637,638(d)
		Comstock Resources, Inc.
	4,903,000	6.75%, due 3/1/2029	4,694,622(d)
	3,830,000	5.88%, due 1/15/2030	3,456,269(d)
		Hilcorp Energy I L.P./Hilcorp Finance Co.
	510,000	6.25%, due 11/1/2028	479,400(d)
	851,000	5.75%, due 2/1/2029	778,665(d)
	938,000	6.00%, due 2/1/2031	851,169(d)
	620,000	Northern Oil and Gas, Inc., 8.13%, due 3/1/2028	601,400(d)
		Occidental Petroleum Corp.
	2,180,000	5.88%, due 9/1/2025	2,196,350
	1,545,000	5.50%, due 12/1/2025	1,549,635
	620,000	5.55%, due 3/15/2026	629,300
	785,000	6.13%, due 1/1/2031	787,065
	1,310,000	PDC Energy, Inc., 5.75%, due 5/15/2026	1,255,845
	685,000	Rockcliff Energy II LLC, 5.50%, due 10/15/2029	610,082(d)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Energy - Exploration & Production – cont'd
Southwestern Energy Co.
	$1,165,000	5.38%, due 3/15/2030	$ 1,077,625
	3,630,000	4.75%, due 2/1/2032	3,133,416
26,384,581
Engineering & Construction 0.0%(l)
	410,000	China Minmetals Corp., 3.75%, due 11/13/2022	409,211(j)(n)(o)
	200,000	IHS Holding Ltd., 5.63%, due 11/29/2026	150,640(d)
559,851
Entertainment 0.3%
	1,385,000	Live Nation Entertainment, Inc., 4.88%, due 11/1/2024	1,345,181(d)
Warnermedia Holdings, Inc.
	355,000	(SOFR + 1.78%), 4.75%, due 3/15/2024	354,044(d)(e)
	7,935,000	5.14%, due 3/15/2052	5,540,363(d)
7,239,588
Environmental 0.2%
GFL Environmental, Inc.
	2,360,000	4.25%, due 6/1/2025	2,253,234(d)
	4,080,000	4.75%, due 6/15/2029	3,556,036(d)
5,809,270
Food 0.3%
	200,000	Cencosud SA, 4.38%, due 7/17/2027	181,000(j)
	276,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.13%, due 2/1/2028	256,591(d)
	204,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 2.50%, due 1/15/2027	173,841(d)
	410,000	Kraft Heinz Foods Co., 3.88%, due 5/15/2027	384,151
	1,095,000	Post Holdings, Inc., 5.63%, due 1/15/2028	1,023,715(d)
Sysco Corp.
	4,228,000	6.60%, due 4/1/2050	4,327,752(q)
	3,415,000	3.15%, due 12/14/2051	2,128,887
8,475,937
Food - Wholesale 0.2%
	640,000	Darling Ingredients, Inc., 6.00%, due 6/15/2030	616,000(d)
	1,880,000	Performance Food Group, Inc., 5.50%, due 10/15/2027	1,777,014(d)
Pilgrim's Pride Corp.
	2,280,000	4.25%, due 4/15/2031	1,898,810(d)
	1,970,000	3.50%, due 3/1/2032	1,508,488(d)
5,800,312
Food & Drug Retailers 0.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
	795,000	3.50%, due 3/15/2029	657,863(d)
	740,000	4.88%, due 2/15/2030	656,750(d)
GBP	445,000	Bellis Finco PLC, 4.00%, due 2/16/2027	354,727(j)
EUR	1,000,000	eG Global Finance PLC, 4.38%, due 2/7/2025	846,001(j)
2,515,341
Forest Products & Paper 0.1%
EUR	1,505,000	Ahlstrom-Munksjo Holding 3 Oy, 3.63%, due 2/4/2028	1,188,363(j)
EUR	600,000	Sappi Papier Holding GmbH, 3.63%, due 3/15/2028	495,094(j)
1,683,457
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Gaming 1.1%
EUR	985,000	Allwyn International AS, 3.88%, due 2/15/2027	$ 842,089(j)
Caesars Entertainment, Inc.
	$1,775,000	6.25%, due 7/1/2025	1,731,925(d)
	3,067,000	8.13%, due 7/1/2027	2,982,657(d)
	2,725,000	4.63%, due 10/15/2029	2,180,000(d)
	1,220,000	Churchill Downs, Inc., 5.50%, due 4/1/2027	1,166,052(d)
EUR	1,577,000	Cirsa Finance Int'l S.a.r.l., 4.75%, due 5/22/2025	1,449,221(j)
	$2,445,000	Int'l Game Technology PLC, 4.13%, due 4/15/2026	2,268,960(d)
EUR	855,000	Playtech PLC, 4.25%, due 3/7/2026	781,582(j)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
	$9,466,000	5.50%, due 3/1/2025	8,959,380(d)
	4,900,000	5.25%, due 5/15/2027	4,262,020(d)
26,623,886
Gas 0.0%(l)
	285,000	Atmos Energy Corp., (3M USD LIBOR + 0.38%), 3.57%, due 3/9/2023	284,327(e)
	200,000	Beijing Gas Singapore Capital Corp., 1.88%, due 1/18/2025	184,730(j)
	308,000	CenterPoint Energy Resources Corp., (3M USD LIBOR + 0.50%), 3.60%, due 3/2/2023	306,864(e)
	265,000	Southern California Gas Co., (3M USD LIBOR + 0.35%), 3.62%, due 9/14/2023	263,857(e)
1,039,778
Gas Distribution 2.8%
Antero Midstream Partners L.P./Antero Midstream Finance Corp.
	4,090,000	5.75%, due 1/15/2028	3,853,353(d)
	1,260,000	5.38%, due 6/15/2029	1,149,498(d)
Buckeye Partners L.P.
	500,000	5.85%, due 11/15/2043	375,161
	2,570,000	5.60%, due 10/15/2044	1,901,800
	3,215,000	Cheniere Energy Partners L.P., 4.50%, due 10/1/2029	2,838,684
	1,630,000	DCP Midstream LLC, 5.85%, due 5/21/2043	1,577,126(d)(n)
	565,000	DCP Midstream Operating L.P., 5.60%, due 4/1/2044	495,166
	3,535,000	DT Midstream, Inc., 4.13%, due 6/15/2029	3,056,007(d)
EQM Midstream Partners L.P.
	465,000	6.00%, due 7/1/2025	450,359(d)
	535,000	7.50%, due 6/1/2027	528,313(d)
	1,415,000	6.50%, due 7/1/2027	1,379,625(d)
	805,000	4.50%, due 1/15/2029	684,250(d)
	595,000	7.50%, due 6/1/2030	578,638(d)
	1,030,000	4.75%, due 1/15/2031	860,771(d)
	4,940,000	EQT Midstream Partners L.P., 5.50%, due 7/15/2028	4,412,062
Genesis Energy L.P./Genesis Energy Finance Corp.
	705,000	6.50%, due 10/1/2025	676,036
	1,020,000	6.25%, due 5/15/2026	954,399
	525,000	8.00%, due 1/15/2027	508,221
	1,660,000	7.75%, due 2/1/2028	1,583,225
	4,230,000	Harvest Midstream I L.P., 7.50%, due 9/1/2028	4,055,389(d)
	2,215,000	ITT Holdings LLC, 6.50%, due 8/1/2029	1,779,764(d)
	1,200,000	Kinetik Holdings L.P., 5.88%, due 6/15/2030	1,125,808(d)
New Fortress Energy, Inc.
	2,630,000	6.75%, due 9/15/2025	2,581,887(d)
	4,515,000	6.50%, due 9/30/2026	4,379,550(d)
	2,240,000	NuStar Logistics L.P., 5.75%, due 10/1/2025	2,159,878
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)		Value

Gas Distribution – cont'd
$2,275,000	Solaris Midstream Holdings LLC, 7.63%, due 4/1/2026	$ 2,166,937 (d)
4,080,000	Summit Midstream Holdings LLC, 8.50%, due 10/15/2026	3,916,800(k)(r)(s)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
530,000	5.75%, due 4/15/2025	443,875
250,000	8.50%, due 10/15/2026	240,000(d)
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.
3,575,000	7.50%, due 10/1/2025	3,610,571(d)
2,590,000	6.00%, due 3/1/2027	2,444,110(d)
4,610,000	5.50%, due 1/15/2028	4,133,510(d)
4,490,000	6.00%, due 12/31/2030	4,064,438(d)
3,350,000	6.00%, due 9/1/2031	2,981,979(d)
1,045,000	Venture Global Calcasieu Pass LLC, 4.13%, due 8/15/2031	890,894(d)
1,790,000	Western Midstream Operating L.P., 4.30%, due 2/1/2030	1,574,842(q)
70,412,926
Health Facilities 0.5%
1,220,000	Acadia Healthcare Co., Inc., 5.50%, due 7/1/2028	1,131,916(d)
CHS/Community Health Systems, Inc.
680,000	5.63%, due 3/15/2027	541,872(d)
2,509,000	8.00%, due 12/15/2027	2,031,362(d)
980,000	5.25%, due 5/15/2030	678,650(d)
1,210,000	4.75%, due 2/15/2031	810,615(d)
2,270,000	Select Medical Corp., 6.25%, due 8/15/2026	2,163,843(d)
5,825,000	Tenet Healthcare Corp., 6.13%, due 10/1/2028	5,041,538(d)
12,399,796
Health Services 0.2%
DaVita, Inc.
1,750,000	4.63%, due 6/1/2030	1,364,344(d)
1,650,000	3.75%, due 2/15/2031	1,192,999(d)(h)
1,245,000	Envision Healthcare Corp., 8.75%, due 10/15/2026	373,500(d)
1,300,000	Team Health Holdings, Inc., 6.38%, due 2/1/2025	981,500(d)
3,912,343
Healthcare - Products 0.1%
590,000	Baxter Int'l, Inc., (SOFR + 0.44%), 3.25%, due 11/29/2024	574,889(e)
Thermo Fisher Scientific, Inc.
300,000	(SOFR + 0.35%), 3.41%, due 4/18/2023	299,526(e)
700,000	(SOFR + 0.39%), 3.45%, due 10/18/2023	697,168(e)
1,571,583
Healthcare - Services 0.4%
2,125,000	Ascension Health, Ser. B, 3.11%, due 11/15/2039	1,528,069
2,055,000	CommonSpirit Health, 4.19%, due 10/1/2049	1,455,164
HCA, Inc.
585,000	5.63%, due 9/1/2028	561,993
580,000	5.88%, due 2/1/2029	566,156
2,125,000	Mount Sinai Hospitals Group, Inc., Ser. 2019, 3.74%, due 7/1/2049	1,460,130
Roche Holdings, Inc.
945,000	(SOFR + 0.56%), 3.48%, due 3/10/2025	938,060(d)(e)
5,035,000	2.61%, due 12/13/2051	3,139,019(d)
9,648,591
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Holding Companies - Diversified 0.0%(l)
	$200,000	Alfa S.A., 5.25%, due 3/25/2024	$ 198,600(j)
	200,000	KOC Holding AS, 5.25%, due 3/15/2023	199,313(j)
397,913
Home Builders 0.2%
	2,675,000	Shea Homes L.P./Shea Homes Funding Corp., 4.75%, due 2/15/2028	2,256,336(d)
Taylor Morrison Communities, Inc.
	630,000	5.88%, due 6/15/2027	590,782(d)
	1,095,000	5.75%, due 1/15/2028	1,003,650(d)
	755,000	Toll Brothers Finance Corp., 4.35%, due 2/15/2028	654,332
4,505,100
Hotels 0.1%
EUR	1,100,000	Accor SA, 2.63%, due 1/30/2025	827,092(j)(n)(o)
	$565,000	Hilton Domestic Operating Co, Inc., 3.63%, due 2/15/2032	449,881(d)
	2,040,000	Wyndham Hotels & Resorts, Inc., 4.38%, due 8/15/2028	1,795,853(d)
3,072,826
Household Products - Wares 0.0%(l)
EUR	220,000	Ontex Group NV, 3.50%, due 7/15/2026	168,206(j)
Insurance 0.3%
	$200,000	AIA Group Ltd., 5.63%, due 10/25/2027	197,044(d)
EUR	210,000	Athene Global Funding, 0.83%, due 1/8/2027	176,375(j)
	$3,210,000	Corebridge Financial, Inc., 4.35%, due 4/5/2042	2,406,279(d)
	2,305,000	Liberty Mutual Group, Inc., 4.13%, due 12/15/2051	1,728,750(d)(n)
	421,000	Protective Life Global Funding, (SOFR + 0.98%), 4.03%, due 3/28/2025	417,801(d)(e)
	1,550,000	Prudential Financial, Inc., 5.13%, due 3/1/2052	1,321,639(n)
6,247,888
Insurance Brokerage 0.6%
	3,950,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, due 10/15/2027	3,604,375(d)
	2,845,000	AmWINS Group, Inc., 4.88%, due 6/30/2029	2,432,023(d)
AssuredPartners, Inc.
	4,555,000	7.00%, due 8/15/2025	4,364,478(d)
	1,965,000	5.63%, due 1/15/2029	1,616,213(d)
	1,995,000	GTCR AP Finance, Inc., 8.00%, due 5/15/2027	1,900,604(d)
13,917,693
Integrated Energy 0.0%(l)
Repsol Int'l Finance BV
EUR	520,000	4.25%, due 9/11/2028	440,044(j)(n)(o)
EUR	500,000	4.50%, due 3/25/2075	471,909(j)(n)
911,953
Internet 0.0%(l)
Netflix, Inc.
	$390,000	5.88%, due 11/15/2028	387,075
	380,000	6.38%, due 5/15/2029	387,554
EUR	220,000	United Group BV, 3.13%, due 2/15/2026	168,632(j)
943,261
Investment Companies 0.0%(l)
	$255,000	CNCBINV 1 BVI Ltd., 1.75%, due 11/17/2024	234,781(j)
	200,000	Huarong Finance 2019 Co. Ltd., 3.25%, due 11/13/2024	167,455(j)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Investment Companies – cont'd
	$200,000	Suramericana SA, 5.50%, due 4/29/2026	$ 182,877(j)
585,113
Investments & Misc. Financial Services 0.5%
	495,000	Bank of New York Mellon Corp., Ser. H, 3.70%, due 3/20/2026	432,835(n)(o)
	4,365,000	CQP Holdco L.P./BIP-V Chinook Holdco LLC, 5.50%, due 6/15/2031	3,873,938(d)
Encore Capital Group, Inc.
GBP	715,000	5.38%, due 2/15/2026	713,755(j)
GBP	1,890,000	4.25%, due 6/1/2028	1,594,996(j)
EUR	1,460,000	House of Finance NV, 4.38%, due 7/15/2026	1,443,030(j)
Intrum AB
EUR	1,490,000	3.50%, due 7/15/2026	1,192,868(j)
EUR	1,820,000	3.00%, due 9/15/2027	1,363,067(j)
GBP	469,000	Maison Finco PLC, 6.00%, due 10/31/2027	377,122(j)
MSCI, Inc.
	$650,000	3.63%, due 9/1/2030	543,140(d)
	660,000	3.63%, due 11/1/2031	543,203(d)
	690,000	3.25%, due 8/15/2033	533,403(d)
12,611,357
Iron - Steel 0.2%
CSN Islands XI Corp.
	200,000	6.75%, due 1/28/2028	171,315(j)
	3,010,000	6.75%, due 1/28/2028	2,578,287(d)
Metinvest BV
	425,000	7.65%, due 10/1/2027	174,250(d)
	2,140,000	7.75%, due 10/17/2029	868,840(d)
	1,070,000	Periama Holdings LLC, 5.95%, due 4/19/2026	866,435(j)
	200,000	POSCO, 4.38%, due 8/4/2025	192,256(d)
4,851,383
Leisure Time 0.0%(l)
EUR	122,000	Pinnacle Bidco PLC, 5.50%, due 2/15/2025	108,812(j)
Lodging 0.1%
	$2,120,000	Melco Resorts Finance Ltd., 5.63%, due 7/17/2027	1,286,140(d)
	200,000	Studio City Finance Ltd., 6.00%, due 7/15/2025	95,909(j)
	1,565,000	Wynn Macau Ltd., 5.50%, due 1/15/2026	1,084,741(d)
2,466,790
Machinery 0.1%
	2,115,000	SPX FLOW, Inc., 8.75%, due 4/1/2030	1,718,438(d)
	1,760,000	Terex Corp., 5.00%, due 5/15/2029	1,570,008(d)
3,288,446
Machinery - Construction & Mining 0.0%(l)
	549,000	Caterpillar Financial Services Corp., (SOFR + 0.27%), 3.21%, due 9/13/2024	542,786(e)
Machinery - Diversified 0.1%
John Deere Capital Corp.
	709,000	(SOFR + 0.12%), 3.18%, due 7/10/2023	705,750(e)
	436,000	(SOFR + 0.20%), 3.26%, due 10/11/2024	430,410(e)
	138,000	(SOFR + 0.56%), 3.42%, due 3/7/2025	136,775(e)
1,272,935
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Managed Care 0.7%
		Centene Corp.
	$660,000	2.45%, due 7/15/2028	$ 542,850
	1,785,000	3.38%, due 2/15/2030	1,482,978
	655,000	3.00%, due 10/15/2030	527,275
	690,000	2.50%, due 3/1/2031	529,575
	690,000	2.63%, due 8/1/2031	528,009
	985,000	HealthEquity, Inc., 4.50%, due 10/1/2029	860,644(d)
		Molina Healthcare, Inc.
	1,235,000	3.88%, due 11/15/2030	1,049,500(d)
	2,725,000	3.88%, due 5/15/2032	2,272,650(d)
	13,865,000	MPH Acquisition Holdings LLC, 5.75%, due 11/1/2028	10,710,712(d)
			18,504,193
Media 1.3%
	7,020,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.80%, due 3/1/2050	4,968,246
	549,000	Comcast Cable Communications Holdings, Inc., 9.46%, due 11/15/2022	549,939
		Comcast Corp.
	775,000	(3M USD LIBOR + 0.63%), 4.71%, due 4/15/2024	773,732(e)
	16,360,000	2.94%, due 11/1/2056	9,460,624
	6,585,000	Discovery Communications LLC, 4.65%, due 5/15/2050	4,318,676
	8,125,000	Paramount Global, 6.38%, due 3/30/2062	6,869,030(n)
	6,935,000	ViacomCBS, Inc., 4.20%, due 5/19/2032	5,552,474
CAD	700,000	Walt Disney Co., 3.06%, due 3/30/2027	472,795
			32,965,516
Media Content 0.8%
	$1,255,000	AMC Networks, Inc., 4.25%, due 2/15/2029	969,487
	725,000	Banijay Entertainment SASU, 5.38%, due 3/1/2025	671,919(d)
	985,000	iHeartCommunications, Inc., 6.38%, due 5/1/2026	938,390
	3,230,000	Lions Gate Capital Holdings LLC, 5.50%, due 4/15/2029	2,451,538(d)
		Sirius XM Radio, Inc.
	2,445,000	3.13%, due 9/1/2026	2,184,852(d)
	420,000	5.00%, due 8/1/2027	386,400(d)
	5,580,000	5.50%, due 7/1/2029	5,146,434(d)
	6,525,000	4.13%, due 7/1/2030	5,339,334(d)
	1,245,000	3.88%, due 9/1/2031	996,000(d)
			19,084,354
Medical Products 0.0%(l)
	550,000	Medline Borrower L.P., 3.88%, due 4/1/2029	449,350(d)
Metals - Mining Excluding Steel 0.6%
		First Quantum Minerals Ltd.
	1,880,000	6.88%, due 3/1/2026	1,764,192(d)
	2,650,000	6.88%, due 10/15/2027	2,464,043(d)
		FMG Resources August 2006 Pty Ltd.
	365,000	5.88%, due 4/15/2030	327,514(d)
	1,215,000	4.38%, due 4/1/2031	965,682(d)
	915,000	6.13%, due 4/15/2032	803,004(d)
		Hudbay Minerals, Inc.
	4,010,000	4.50%, due 4/1/2026	3,517,833(d)
	1,260,000	6.13%, due 4/1/2029	1,042,650(d)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)		Value

Metals - Mining Excluding Steel – cont'd
$4,035,000	Novelis Corp., 3.88%, due 8/15/2031	$ 3,125,955 (d)
14,010,873
Mining 0.1%
200,000	Chinalco Capital Holdings Ltd., 2.13%, due 6/3/2026	178,041(j)
3,025,000	Codelco, Inc., 3.15%, due 1/14/2030	2,524,568(d)
200,000	Endeavour Mining PLC, 5.00%, due 10/14/2026	155,500(d)
214,000	Stillwater Mining Co., 4.00%, due 11/16/2026	175,703(d)
442,000	Volcan Cia Minera SAA, 4.38%, due 2/11/2026	370,957(d)
3,404,769
Miscellaneous Manufacturer 0.2%
2,855,000	FXI Holdings, Inc., 7.88%, due 11/1/2024	2,449,533(d)
General Electric Co.
1,115,000	(3M USD LIBOR + 1.00%), 4.29%, due 3/15/2023	1,112,573(e)
240,000	(3M USD LIBOR + 1.00%), 5.08%, due 4/15/2023	239,167(e)
3,801,273
Multi-National 0.0%(l)
200,000	Africa Finance Corp., 3.88%, due 4/13/2024	190,171(j)
200,000	Banque Ouest Africaine de Developpement, 5.00%, due 7/27/2027	175,898(j)
287,000	Corp. Andina de Fomento, 2.25%, due 2/8/2027	253,779
619,848
Office - Business Equipment 0.1%
4,384,000	CDW LLC/CDW Finance Corp., 3.57%, due 12/1/2031	3,443,387
Oil & Gas 0.9%
10,165,000	BP Capital PLC, 4.88%, due 3/22/2030	8,579,260(n)(o)
700,000	CrownRock L.P./CrownRock Finance, Inc., 5.63%, due 10/15/2025	677,040(d)
Ecopetrol SA
89,000	5.88%, due 9/18/2023	87,558
200,000	4.13%, due 1/16/2025	184,407
1,215,000	5.88%, due 5/28/2045	739,716
3,035,000	EQT Corp., 5.70%, due 4/1/2028	2,953,359
200,000	Geopark Ltd., 5.50%, due 1/17/2027	163,042(j)
183,200	Hunt Oil Co. of Peru LLC Sucursal Del Peru, 6.38%, due 6/1/2028	165,851(j)
KazMunayGas National Co. JSC
200,000	4.75%, due 4/24/2025	186,693(j)
1,345,000	5.75%, due 4/19/2047	924,596(d)
420,000	Korea National Oil Corp., 1.75%, due 4/18/2025	384,694(d)
Leviathan Bond Ltd.
148,000	5.75%, due 6/30/2023	146,752(j)
106,000	6.13%, due 6/30/2025	100,631(j)
1,215,000	Medco Bell Pte Ltd., 6.38%, due 1/30/2027	971,944(d)
955,000	Pertamina Persero PT, 6.45%, due 5/30/2044	857,053(d)
200,000	Petrobras Global Finance BV, 6.00%, due 1/27/2028	191,794
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Oil & Gas – cont'd
Petroleos Mexicanos
	$36,000	6.88%, due 10/16/2025	$ 34,605
	14,000	6.49%, due 1/23/2027	12,194
	287,000	6.50%, due 3/13/2027	251,670
EUR	222,000	4.75%, due 2/26/2029	160,402(j)
	$1,875,000	6.35%, due 2/12/2048	1,075,913
	4,480,000	7.69%, due 1/23/2050	2,918,589
	600,000	Qatar Energy, 1.38%, due 9/12/2026	527,497(j)
Sinopec Group Overseas Development 2018 Ltd.
	200,000	2.15%, due 5/13/2025	186,259(d)
	200,000	1.45%, due 1/8/2026	179,398(d)
	214,000	Tengizchevroil Finance Co. Int'l Ltd., 2.63%, due 8/15/2025	170,642(d)
	190,000	Tullow Oil PLC, 10.25%, due 5/15/2026	161,694(d)
	102,500	YPF SA, 8.50%, due 3/23/2025	81,488(d)
23,074,741
Oil Field Equipment & Services 0.0%(l)
	930,000	Nabors Industries, Inc., 7.38%, due 5/15/2027	913,697(d)
Packaging 0.5%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
	1,255,000	6.00%, due 6/15/2027	1,204,260(d)
	105,000	4.00%, due 9/1/2029	79,652(d)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
GBP	695,000	4.75%, due 7/15/2027	514,570(j)
	$1,585,000	5.25%, due 8/15/2027	1,113,462(d)
Ball Corp.
	680,000	2.88%, due 8/15/2030	528,088
	685,000	3.13%, due 9/15/2031	524,505
	1,345,000	BWAY Holding Co., 7.25%, due 4/15/2025	1,210,631(d)
	2,260,000	Graham Packaging Co., Inc., 7.13%, due 8/15/2028	1,852,327(d)
	535,000	Graphic Packaging Int'l LLC, 3.75%, due 2/1/2030	459,972(d)
	590,000	Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, due 9/15/2028	438,924(d)
	2,665,000	Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc., 4.38%, due 10/15/2028	2,331,875(d)
	110,000	Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC/Reynolds Group Issuer, Inc., 4.00%, due 10/15/2027	97,350(d)
	2,525,000	Trivium Packaging Finance BV, 5.50%, due 8/15/2026	2,322,242(d)
12,677,858
Packaging & Containers 0.0%(l)
EUR	225,000	Kleopatra Holdings 2 SCA, 6.50%, due 9/1/2026	141,196(j)
Personal & Household Products 0.4%
	$2,305,000	CD&R Smokey Buyer, Inc., 6.75%, due 7/15/2025	2,191,225(d)
EUR	1,076,000	Coty, Inc., 4.75%, due 4/15/2026	925,546(j)
	$2,790,000	Diamond BC BV, 4.63%, due 10/1/2029	2,049,562(d)
	4,525,000	Energizer Holdings, Inc., 4.75%, due 6/15/2028	3,757,198(d)
8,923,531
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Pharmaceuticals 1.1%
		AbbVie, Inc.
	$930,000	(3M USD LIBOR + 0.65%), 3.63%, due 11/21/2022	$ 929,340(e)
	7,213,000	3.80%, due 3/15/2025	6,957,871
EUR	895,000	Cheplapharm Arzneimittel GmbH, 4.38%, due 1/15/2028	745,269(j)
	$245,000	Cigna Corp., (3M USD LIBOR + 0.89%), 4.97%, due 7/15/2023	245,033(e)
	10,050,000	CVS Health Corp., 5.05%, due 3/25/2048	8,536,907
EUR	720,000	Gruenenthal GmbH, 3.63%, due 11/15/2026	630,404(j)
	$5,120,000	Merck & Co., Inc., 2.90%, due 12/10/2061	3,112,275
		Teva Pharmaceutical Finance Netherlands II BV
EUR	1,020,000	1.88%, due 3/31/2027	819,009(j)
EUR	2,715,000	1.63%, due 10/15/2028	1,952,679(j)
EUR	250,000	Upjohn Finance BV, 1.91%, due 6/23/2032	175,404(j)
	$6,380,000	Upjohn, Inc., 4.00%, due 6/22/2050	3,698,539
			27,802,730
Pipelines 1.7%
		Enbridge, Inc.
	510,000	(SOFR + 0.63%), 3.34%, due 2/16/2024	504,362(e)
	4,956,000	2.50%, due 2/14/2025	4,630,823
		Energy Transfer L.P.
	11,110,000	Ser. B, 6.63%, due 2/15/2028	7,957,537(n)(o)
	15,400,000	Ser. G, 7.13%, due 5/15/2030	12,772,298(n)(o)
	6,985,000	Enterprise Products Operating LLC, 4.20%, due 1/31/2050	5,133,393
	7,505,000	Kinder Morgan, Inc., 5.55%, due 6/1/2045	6,486,783
	4,285,000	Plains All American Pipeline L.P./PAA Finance Corp., 3.55%, due 12/15/2029	3,570,627
	400,000	Southern Gas Corridor CJSC, 6.88%, due 3/24/2026	393,319(j)
		Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
	170,000	6.50%, due 7/15/2027	168,720
	185,000	5.00%, due 1/15/2028	170,589
	165,000	6.88%, due 1/15/2029	164,412
			41,952,863
Printing & Publishing 0.1%
		McGraw-Hill Ed., Inc.
	1,145,000	5.75%, due 8/1/2028	1,008,173(d)
	1,445,000	8.00%, due 8/1/2029	1,230,056(d)
			2,238,229
Real Estate 0.0%(l)
	1,305,000	Country Garden Holdings Co. Ltd., 4.80%, due 8/6/2030	93,987(j)
EUR	250,000	Flamingo Lux II SCA, 5.00%, due 3/31/2029	175,229(j)
EUR	100,000	Grand City Properties SA, 2.50%, due 7/24/2023	72,148(j)(n)(o)
EUR	120,000	Samhallsbyggnadsbolaget i Norden AB, 2.63%, due 12/14/2025	39,825(j)(n)(o)
	$200,000	Sunac China Holdings Ltd., 6.50%, due 1/26/2026	11,030(j)(m)
			392,219
Real Estate Development & Management 0.3%
		Realogy Group LLC/Realogy Co-Issuer Corp.
	6,546,000	5.75%, due 1/15/2029	4,704,937(d)
	2,015,000	5.25%, due 4/15/2030	1,397,241(d)
EUR	634,000	Samhallsbyggnadsbolaget i Norden AB, 1.00%, due 8/12/2027	396,099(j)
EUR	800,000	Vivion Investments S.a.r.l., 3.00%, due 8/8/2024	675,647(j)
			7,173,924
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Real Estate Investment Trusts 2.2%
		American Tower Corp.
	$3,882,000	2.40%, due 3/15/2025	$ 3,589,944
EUR	190,000	0.88%, due 5/21/2029	146,530
EUR	219,000	Digital Dutch Finco BV, 1.25%, due 2/1/2031	151,763(j)
	$3,125,000	EPR Properties, 3.75%, due 8/15/2029	2,297,770
		Hospitality Properties Trust
	2,425,000	4.50%, due 6/15/2023	2,392,262
	3,982,000	4.95%, due 2/15/2027	3,223,668
	3,348,000	3.95%, due 1/15/2028	2,460,864
	650,000	Iron Mountain Information Management Services, Inc., 5.00%, due 7/15/2032	536,055(d)
		Iron Mountain, Inc.
	1,660,000	4.88%, due 9/15/2027	1,535,122(d)
	4,505,000	5.25%, due 3/15/2028	4,144,600(d)
	3,710,000	5.00%, due 7/15/2028	3,318,966(d)
	2,935,000	4.88%, due 9/15/2029	2,523,366(d)
	805,000	5.25%, due 7/15/2030	694,564(d)
	670,000	4.50%, due 2/15/2031	542,697(d)
	5,560,000	5.63%, due 7/15/2032	4,766,978(d)
		MPT Operating Partnership L.P./MPT Finance Corp.
	3,705,000	4.63%, due 8/1/2029	2,935,212
	680,000	3.50%, due 3/15/2031	467,270
	5,030,000	RHP Hotel Properties L.P./RHP Finance Corp., 4.75%, due 10/15/2027	4,642,891
	2,445,000	RLJ Lodging Trust L.P., 3.75%, due 7/1/2026	2,232,731(d)
	550,000	SBA Communications Corp., 3.13%, due 2/1/2029	444,526
	925,000	Simon Property Group L.P., (SOFR + 0.43%), 3.49%, due 1/11/2024	916,872(e)
		Starwood Property Trust, Inc.
	2,305,000	5.50%, due 11/1/2023	2,275,657(d)
	665,000	3.75%, due 12/31/2024	621,662(d)
	3,495,000	4.75%, due 3/15/2025	3,274,276
		Trust F/1401
	200,000	5.25%, due 12/15/2024	189,200(j)
	200,000	5.25%, due 1/30/2026	181,000(d)
EUR	100,000	Unibail-Rodamco-Westfield SE, 2.13%, due 7/25/2023	85,464(j)(n)(o)
	$1,315,000	Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 6.00%, due 1/15/2030	897,396(d)
	1,085,000	VICI Properties L.P./VICI Note Co., Inc., 4.25%, due 12/1/2026	988,294(d)
	2,260,000	XHR L.P., 6.38%, due 8/15/2025	2,214,835(d)
			54,692,435
Recreation & Travel 1.1%
		Carnival Corp.
	2,920,000	7.63%, due 3/1/2026	2,195,694(d)
	1,510,000	5.75%, due 3/1/2027	1,046,407(d)
	3,755,000	9.88%, due 8/1/2027	3,501,538(d)
	645,000	4.00%, due 8/1/2028	519,660(d)
	1,505,000	Carnival Holdings Bermuda Ltd., 10.38%, due 5/1/2028	1,523,933(d)
	710,000	Cedar Fair L.P., 5.25%, due 7/15/2029	624,807
		Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp./Millennium Op
	1,225,000	5.50%, due 5/1/2025	1,215,800(d)
	2,395,000	5.38%, due 4/15/2027	2,257,288
EUR	495,000	Motion Bondco Designated Activity Co., 4.50%, due 11/15/2027	391,503(j)
EUR	390,000	Motion Finco S.a.r.l., 7.00%, due 5/15/2025	377,777(j)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Recreation & Travel – cont'd
NCL Corp. Ltd.
	$2,075,000	3.63%, due 12/15/2024	$ 1,800,493 (d)
	440,000	5.88%, due 3/15/2026	360,250(d)
	1,053,000	5.88%, due 2/15/2027	939,803(d)
GBP	1,000,000	Pinnacle Bidco PLC, 6.38%, due 2/15/2025	1,020,555(j)
Royal Caribbean Cruises Ltd.
	$2,715,000	5.50%, due 8/31/2026	2,219,784(d)
	4,395,000	5.50%, due 4/1/2028	3,384,150(d)
	1,530,000	SeaWorld Parks & Entertainment, Inc., 5.25%, due 8/15/2029	1,316,020(d)
Six Flags Entertainment Corp.
	1,160,000	4.88%, due 7/31/2024	1,123,170(d)
	1,130,000	5.50%, due 4/15/2027	1,017,000(d)
26,835,632
Restaurants 0.1%
	2,825,000	1011778 BC ULC/New Red Finance, Inc., 4.00%, due 10/15/2030	2,305,906(d)
	665,000	Yum! Brands, Inc., 3.63%, due 3/15/2031	533,663
2,839,569
Retail 0.1%
	215,000	Alsea SAB de CV, 7.75%, due 12/14/2026	204,357(d)
	4,275,000	Lowe's Cos, Inc., 4.45%, due 4/1/2062	3,105,186
	250,000	Starbucks Corp., (SOFR + 0.42%), 3.11%, due 2/14/2024	248,958(e)
3,558,501
Semiconductors 0.5%
Analog Devices, Inc.
	964,000	(SOFR + 0.25%), 3.30%, due 10/1/2024	948,695(e)
	1,950,000	2.95%, due 10/1/2051	1,257,583
Broadcom, Inc.
	8,555,000	3.14%, due 11/15/2035	5,934,381(d)
	6,365,000	3.50%, due 2/15/2041	4,194,864(d)
12,335,523
Software 0.5%
Oracle Corp.
	8,350,000	4.00%, due 11/15/2047	5,532,221
	8,835,000	3.95%, due 3/25/2051	5,779,954
11,312,175
Software - Services 0.4%
	3,965,000	Condor Merger Sub, Inc., 7.38%, due 2/15/2030	3,279,346(d)
	975,000	Endurance Int'l Group Holdings, Inc., 6.00%, due 2/15/2029	650,890(d)
	1,260,000	Open Text Holdings, Inc., 4.13%, due 12/1/2031	948,150(d)
Presidio Holdings, Inc.
	1,485,000	4.88%, due 2/1/2027	1,371,249(d)
	2,570,000	8.25%, due 2/1/2028	2,287,300(d)
	1,030,000	Ziff Davis, Inc., 4.63%, due 10/15/2030	870,576(d)
9,407,511
Specialty Retail 0.4%
EUR	610,000	Afflelou SAS, 4.25%, due 5/19/2026	549,964(j)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Specialty Retail – cont'd
Asbury Automotive Group, Inc.
	$250,000	4.63%, due 11/15/2029	$ 205,625(d)
	1,555,000	5.00%, due 2/15/2032	1,253,719(d)
EUR	455,000	BK LC Lux Finco1 S.a.r.l., 5.25%, due 4/30/2029	377,622(j)
Dufry One BV
EUR	955,000	2.00%, due 2/15/2027	766,633(j)
EUR	3,055,000	3.38%, due 4/15/2028	2,479,275(j)
	$870,000	Gap, Inc., 3.63%, due 10/1/2029	609,639(d)
	2,325,000	Hanesbrands, Inc., 4.63%, due 5/15/2024	2,261,063(d)
EUR	852,000	Maxeda DIY Holding BV, 5.88%, due 10/1/2026	531,350(j)
9,034,890
Steel Producers - Products 0.0%(l)
	$1,140,000	Carpenter Technology Corp., 7.63%, due 3/15/2030	1,114,054
Support - Services 2.2%
	2,102,000	ADT Corp., 4.88%, due 7/15/2032	1,788,445(d)
Allied Universal Holdco LLC/Allied Universal Finance Corp.
	1,930,000	6.63%, due 7/15/2026	1,843,227(d)
	2,380,000	6.00%, due 6/1/2029	1,652,428(d)
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l.
	1,210,000	4.63%, due 6/1/2028	1,012,207(d)
	1,340,000	4.63%, due 6/1/2028	1,095,664(d)
APX Group, Inc.
	1,355,000	6.75%, due 2/15/2027	1,321,808(d)
	2,185,000	5.75%, due 7/15/2029	1,720,360(d)
EUR	1,170,000	Aramark Int'l Finance S.a.r.l., 3.13%, due 4/1/2025	1,069,699(j)
Aramark Services, Inc.
	$2,675,000	5.00%, due 4/1/2025	2,585,904(d)
	4,050,000	5.00%, due 2/1/2028	3,689,975(d)
	2,810,000	ASGN, Inc., 4.63%, due 5/15/2028	2,498,736(d)
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
	3,500,000	5.75%, due 7/15/2027	3,190,915(d)
	2,450,000	5.38%, due 3/1/2029	2,122,372(d)
GBP	721,000	BCP V Modular Services Finance II PLC, 6.13%, due 11/30/2028	661,474(j)
	$2,345,000	Beacon Roofing Supply, Inc., 4.50%, due 11/15/2026	2,140,065(d)
Garda World Security Corp.
	1,215,000	4.63%, due 2/15/2027	1,079,054(d)
	1,985,000	6.00%, due 6/1/2029	1,546,950(d)
	2,575,000	GW B-CR Security Corp., 9.50%, due 11/1/2027	2,323,938(d)
	1,235,000	IAA Spinco, Inc., 5.50%, due 6/15/2027	1,155,710(d)
EUR	737,000	Kapla Holding SAS, 3.38%, due 12/15/2026	593,876(j)
	$1,115,000	KAR Auction Services, Inc., 5.13%, due 6/1/2025	1,073,701(d)
EUR	892,000	Loxam SAS, 5.75%, due 7/15/2027	703,404(j)
	$265,000	PECF USS Intermediate Holding III Corp., 8.00%, due 11/15/2029	177,460(d)
Prime Security Services Borrower LLC/Prime Finance, Inc.
	2,280,000	5.25%, due 4/15/2024	2,269,193(d)
	5,100,000	5.75%, due 4/15/2026	4,964,082(d)
	1,535,000	6.25%, due 1/15/2028	1,410,642(d)
	1,660,000	Summer BC Bidco B LLC, 5.50%, due 10/31/2026	1,321,047(d)
EUR	996,131	Techem Verwaltungsgesellschaft 674 mbH, 6.00%, due 7/30/2026	918,234(j)
EUR	500,000	Techem Verwaltungsgesellschaft 675 mbH, 2.00%, due 7/15/2025	455,806(j)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Support - Services – cont'd
		United Rentals N.A., Inc.
	$1,115,000	5.25%, due 1/15/2030	$ 1,034,163
	1,245,000	3.88%, due 2/15/2031	1,032,105
	1,720,000	3.75%, due 1/15/2032	1,393,200
		Verisure Holding AB
EUR	1,965,000	3.88%, due 7/15/2026	1,733,161(j)
EUR	1,095,000	3.25%, due 2/15/2027	917,620(j)
	$1,435,000	White Cap Parent LLC, 8.25% Cash/9.00% PIK, due 3/15/2026	1,212,575(d)(p)
			55,709,200
Technology Hardware & Equipment 0.4%
	2,130,000	CommScope Finance LLC, 8.25%, due 3/1/2027	1,891,017(d)
		CommScope Technologies LLC
	906,000	6.00%, due 6/15/2025	844,845(d)
	2,215,000	5.00%, due 3/15/2027	1,793,286(d)
		CommScope, Inc.
	3,310,000	7.13%, due 7/1/2028	2,803,331(d)
	2,055,000	4.75%, due 9/1/2029	1,738,190(d)
	1,750,000	Imola Merger Corp., 4.75%, due 5/15/2029	1,508,850(d)
			10,579,519
Telecom - Wireless 0.2%
	470,000	Sprint Capital Corp., 8.75%, due 3/15/2032	551,611
	180,000	Sprint Corp., 7.63%, due 2/15/2025	184,950
		T-Mobile USA, Inc.
	2,455,000	2.25%, due 2/15/2026	2,204,158
	1,150,000	3.38%, due 4/15/2029	995,727
			3,936,446
Telecom - Wireline Integrated & Services 2.4%
EUR	2,780,000	Altice Financing SA, 4.25%, due 8/15/2029	2,093,161(j)
EUR	380,000	Altice Finco SA, 4.75%, due 1/15/2028	260,144(j)
		Altice France Holding SA
EUR	600,000	8.00%, due 5/15/2027	431,371(j)
	$8,355,000	6.00%, due 2/15/2028	5,402,936(d)
		Altice France SA
	3,155,000	5.50%, due 1/15/2028	2,492,450(d)
EUR	2,785,000	4.13%, due 1/15/2029	2,118,749(j)
	$560,000	Cable One, Inc., 4.00%, due 11/15/2030	455,784(d)
		Consolidated Communications, Inc.
	1,765,000	5.00%, due 10/1/2028	1,367,619(d)
	1,645,000	6.50%, due 10/1/2028	1,345,281(d)
EUR	510,000	DKT Finance ApS, 7.00%, due 6/17/2023	488,887(j)
EUR	1,000,000	eircom Finance Designated Activity Co., 3.50%, due 5/15/2026	877,199(j)
		Frontier Communications Corp.
	$1,550,000	5.88%, due 10/15/2027	1,425,731(d)
	1,205,000	5.00%, due 5/1/2028	1,054,375(d)
	1,790,000	6.75%, due 5/1/2029	1,474,512(d)
	2,740,000	5.88%, due 11/1/2029	2,134,501
	1,200,000	6.00%, due 1/15/2030	938,400(d)
	1,100,000	8.75%, due 5/15/2030	1,123,375(d)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Telecom - Wireline Integrated & Services – cont'd
		Iliad Holding SASU
	$555,000	6.50%, due 10/15/2026	$ 513,997(d)
EUR	1,454,000	5.63%, due 10/15/2028	1,285,897(j)
	$495,000	7.00%, due 10/15/2028	447,975(d)
		Level 3 Financing, Inc.
	2,725,000	4.63%, due 9/15/2027	2,364,646(d)
	1,940,000	3.63%, due 1/15/2029	1,479,250(d)
	585,000	3.75%, due 7/15/2029	444,448(d)
		Lorca Telecom Bondco SA
EUR	380,000	4.00%, due 9/18/2027	329,532(d)
EUR	4,045,000	4.00%, due 9/18/2027	3,507,957(j)
		Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
	$2,465,000	4.75%, due 4/30/2027	2,215,884(d)
	2,875,000	6.00%, due 2/15/2028	2,255,552(d)
EUR	860,000	PLT VII Finance S.a.r.l., 4.63%, due 1/5/2026	764,901(j)
	$1,605,000	Telecom Italia SpA, 5.30%, due 5/30/2024	1,509,936(d)
	7,950,000	Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, due 2/15/2029	5,704,125(d)
	660,000	Virgin Media Finance PLC, 5.00%, due 7/15/2030	528,916(d)
	2,600,000	Virgin Media Secured Finance PLC, 5.50%, due 5/15/2029	2,362,672(d)
GBP	2,310,000	Virgin Media Vendor Financing Notes III Designated Activity Co., 4.88%, due 7/15/2028	2,113,350(j)
	$3,950,000	Virgin Media Vendor Financing Notes IV Designated Activity Co., 5.00%, due 7/15/2028	3,363,033(d)
	1,380,000	Zayo Group Holdings, Inc., 6.13%, due 3/1/2028	917,700(d)
EUR	2,713,000	Ziggo Bond Co. BV, 3.38%, due 2/28/2030	1,969,897(j)
			59,564,143
Telecommunications 1.9%
EUR	394,000	Altice France Holding SA, 4.00%, due 2/15/2028	240,232(j)
EUR	200,000	Altice France SA, 3.38%, due 1/15/2028	151,464(j)
		AT&T, Inc.
	$1,000,000	(3M USD LIBOR + 0.89%), 3.80%, due 2/15/2023	1,000,000(e)
	465,000	(SOFR + 0.64%), 3.69%, due 3/25/2024	462,191(e)
CAD	700,000	4.00%, due 11/25/2025	495,881
	$8,117,000	4.50%, due 3/9/2048	6,269,070
	2,635,000	3.65%, due 6/1/2051	1,752,707
	8,140,000	3.50%, due 9/15/2053	5,224,495
CAD	500,000	Bell Telephone Co. of Canada or Bell Canada, 2.20%, due 5/29/2028	314,486
	$920,000	C&W Senior Financing Designated Activity Co., 6.88%, due 9/15/2027	797,807(d)
	2,240,000	Oztel Holdings SPC Ltd., 6.63%, due 4/24/2028	2,194,259(d)
		Rogers Communications, Inc.
	2,867,000	3.80%, due 3/15/2032	2,440,940(d)
	8,380,000	4.55%, due 3/15/2052	6,474,020(d)
EUR	110,000	SoftBank Group Corp., 5.00%, due 4/15/2028	89,132(j)
		T-Mobile USA, Inc.
	$4,505,000	4.50%, due 4/15/2050	3,569,280
	8,955,000	3.40%, due 10/15/2052	5,791,315
		Verizon Communications, Inc.
	865,000	(SOFR + 0.50%), 3.53%, due 3/22/2024	857,824(e)
EUR	200,000	4.25%, due 10/31/2030	200,664
	$8,555,000	2.36%, due 3/15/2032	6,480,633
	5,405,000	2.99%, due 10/30/2056	3,109,997
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Telecommunications – cont'd
	$250,000	VF Ukraine PAT via VFU Funding PLC, 6.20%, due 2/11/2025	$ 131,500(j)
			48,047,897
Theaters & Entertainment 0.2%
		Live Nation Entertainment, Inc.
	2,330,000	5.63%, due 3/15/2026	2,225,150(d)
	3,660,000	6.50%, due 5/15/2027	3,640,281(d)
			5,865,431
Transportation 0.0%(l)
	706,676	MV24 Capital BV, 6.75%, due 6/1/2034	583,837(d)
EUR	151,543	Reseau Ferre France, 2.45%, due 2/28/2023	151,395
			735,232
Transportation Infrastructure - Services 0.1%
EUR	401,000	Autostrade per l'Italia SpA, 1.88%, due 9/26/2029	314,965(j)
EUR	640,000	CMA CGM SA, 7.50%, due 1/15/2026	644,920(j)
GBP	505,000	National Express Group PLC, 4.25%, due 11/26/2025	445,933(j)(n)(o)
			1,405,818
Water 0.0%(l)
EUR	200,000	Veolia Environnement SA, 2.50%, due 1/20/2029	152,674(j)(n)(o)
Total Corporate Bonds (Cost $1,633,979,452)			1,349,947,014

Loan Assignments(e) 0.8%
Automotive 0.0%(l)
	$606	First Brands Group, LLC, Term Loan, (3M CME Term SOFR + 5.00%), 8.37%, due 3/30/2027	572
Business Equipment & Services 0.2%
	1,648,350	Allied Universal Holdco LLC, Term Loan B, (1M USD LIBOR + 3.75%), 7.50%, due 5/12/2028	1,492,795
	2,836,315	ConvergeOne Holdings, Inc., Term Loan, (1M USD LIBOR + 5.00%), 8.75%, due 1/4/2026	1,832,657
	1,737,898	Cyxtera DC Holdings, Inc., Term Loan B, (3M USD LIBOR + 3.00%), 7.36%, due 5/1/2024	1,476,136
	480,495	West Corporation, Term Loan B1, (3M USD LIBOR + 3.50%), 7.91%, due 10/10/2024	418,299
			5,219,887
Electronics - Electrical 0.1%
	1,107,707	Finastra USA, Inc., First Lien Term Loan, (3M USD LIBOR + 3.50%), 6.87%, due 6/13/2024	999,085
		Ivanti Software, Inc.
	389,075	Term Loan B, (3M USD LIBOR + 4.00%), 7.14%, due 12/1/2027	287,916
	1,242,481	Term Loan B, (3M USD LIBOR + 4.25%), 7.33%, due 12/1/2027	925,201
	1,608,750	Redstone Holdco 2 LP, Term Loan, (3M USD LIBOR + 4.75%), 9.11%, due 4/27/2028	1,149,677
			3,361,879
Financial Intermediaries 0.0%(l)
	1,265,000	Asurion LLC, Second Lien Term Loan B4, (1M USD LIBOR + 5.25%), 9.00%, due 1/20/2029	876,013
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Health Care 0.2%
		Aveanna Healthcare, LLC
	$33,517	Term Loan, (1M USD LIBOR + 3.75%), 3.75%, due 7/17/2028	$ 26,780
	1,375,357	Term Loan B, (1M USD LIBOR + 3.75%), 7.32%, due 7/17/2028	1,098,910
		Envision Healthcare Corporation
	622,295	Term Loan, (3M CME Term SOFR + 3.75%), 6.33%, due 3/31/2027	153,085
	1,323,204	Term Loan, (3M CME Term SOFR + 4.25%), 6.83%, due 3/31/2027	516,050
	229,015	Term Loan, (3M CME Term SOFR + 7.88%), 11.60%, due 3/31/2027	208,404
	1,704,252	MPH Acquisition Holdings LLC, Term Loan B, (3M USD LIBOR + 4.25%), 7.32%, due 9/1/2028	1,580,420
	1,367,160	Team Health Holdings, Inc., Term Loan B, (1M SOFR + 5.25%), 8.98%, due 3/2/2027	1,131,325
			4,714,974
Industrial Equipment 0.0%(l)
	578,051	Crosby US Acquisition Corp., Term Loan B, (1M USD LIBOR + 4.75%), 8.32%, due 6/26/2026	520,246(t)
Oil & Gas 0.1%
	1,207,000	Ascent Resources - Utica, Second Lien Term Loan, (3M USD LIBOR + 9.00%), 12.94%, due 11/1/2025	1,265,093
Telecommunications 0.1%
	1,099,813	Consolidated Communications, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 7.31%, due 10/2/2027	915,935
	680,141	GTT Communications, Inc., Term Loan B, (3M USD LIBOR + 3.75%), 10.00%, due 5/31/2025	468,352(m)
			1,384,287
Utilities 0.1%
	627,743	Eastern Power, LLC, Term Loan B, (3M USD LIBOR + 3.75%), 7.42%, due 10/2/2025	534,266
	784,308	Edgewater Generation, L.L.C., Term Loan, (1M USD LIBOR + 3.75%), 7.50%, due 12/13/2025	700,136
		Lightstone Holdco LLC
	667,657	Term Loan B, (3M SOFR + 5.75%), 9.48%, due 2/1/2027	601,558
	37,762	Term Loan C, (3M SOFR + 5.75%), 9.48%, due 2/1/2027	34,024
	707,892	Nautilus Power, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 8.00%, due 5/16/2024	542,755
			2,412,739
Total Loan Assignments (Cost $25,022,945)			19,755,690
Foreign Government Securities 4.5%
	5,100,000	1MDB Global Investments Ltd., 4.40%, due 3/9/2023	4,996,998(j)
	206,000	Airport Authority Hong Kong, 1.75%, due 1/12/2027	182,783(d)
		Angolan Government International Bond
	200,000	8.25%, due 5/9/2028	168,473(j)
	1,280,000	8.00%, due 11/26/2029	1,038,976(d)
	5,715,000	9.38%, due 5/8/2048	4,336,542(d)
		Argentine Republic Government International Bond
	175,982	1.00%, due 7/9/2029	36,084
	195,940	0.50%, due 7/9/2030	41,300(q)
	500,000	Bermuda Government International Bond, 3.72%, due 1/25/2027	465,625(j)
	405,319	Brazil Loan Trust 1, 5.48%, due 7/24/2023	400,459(j)
		Brazil Notas do Tesouro Nacional
BRL	5,300,000	Ser. F, 10.00%, due 1/1/2025	993,283
BRL	9,105,000	Ser. F, 10.00%, due 1/1/2029	1,633,403
BRL	3,760,000	Ser. F, 10.00%, due 1/1/2031	661,713
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value
Foreign Government Securities – cont'd
		Bundesrepublik Deutschland Bundesanleihe
EUR	121,000	0.00%, due 2/15/2030	$ 103,063(j)
EUR	40,566	0.00%, due 8/15/2031	33,390(j)
EUR	1,061,218	Ser. G, 0.00%, due 8/15/2031	873,640(j)
EUR	136,900	2.50%, due 8/15/2046	141,490(j)
	$200,000	Chile Government International Bond, 2.75%, due 1/31/2027	179,374
		Colombia Government International Bond
	520,000	3.88%, due 4/25/2027	433,184
	1,105,000	3.00%, due 1/30/2030	779,538
	1,005,000	5.00%, due 6/15/2045	608,628
		Colombian TES
COP	4,622,900,000	Ser. B, 6.00%, due 4/28/2028	666,523
COP	8,337,100,000	Ser. B, 7.00%, due 6/30/2032	1,086,031
COP	7,220,600,000	Ser. B, 7.25%, due 10/18/2034	909,735
EUR	269,000	Croatia Government International Bond, 2.75%, due 1/27/2030	242,713(j)
		Dominican Republic International Bond
	$350,000	8.63%, due 4/20/2027	355,669(j)
	4,380,000	6.85%, due 1/27/2045	3,376,826(d)
		Ecuador Government International Bond
	1,020,000	5.50%, due 7/31/2030	541,576(d)
	175,503	5.50%, due 7/31/2030	93,185(j)
	1,400,000	2.50%, due 7/31/2035	511,693(d)
		Egypt Government Bond
EGP	18,854,000	14.48%, due 4/6/2026	669,734
EGP	48,525,000	14.66%, due 10/6/2030	1,595,418
		Egypt Government International Bond
	$200,000	5.75%, due 5/29/2024	188,754(j)
EUR	450,000	4.75%, due 4/11/2025	371,373(j)
	$755,000	5.88%, due 2/16/2031	464,325(d)
	3,140,000	8.50%, due 1/31/2047	1,851,093(d)
	485,000	El Salvador Government International Bond, 9.50%, due 7/15/2052	181,894(d)
EUR	170,000	Estonia Government International Bond, 4.00%, due 10/12/2032	167,977(j)
		European Union
EUR	434,000	0.00%, due 7/6/2026	389,475(j)
EUR	350,000	2.00%, due 10/4/2027	334,962(j)
EUR	172,000	0.00%, due 10/4/2028	144,463(j)
EUR	190,000	1.63%, due 12/4/2029	173,236(j)
EUR	117,000	0.00%, due 4/22/2031	90,452(j)
EUR	229,000	3.38%, due 11/4/2042	228,182(j)
EUR	176,000	1.25%, due 2/4/2043	121,379(j)
		French Republic Government Bond OAT
EUR	174,000	0.50%, due 5/25/2025	164,925(j)
EUR	475,000	0.00%, due 2/25/2026	436,660(j)
EUR	115,513	1.00%, due 5/25/2027	108,007(j)
EUR	127,000	0.75%, due 5/25/2028	115,262(j)
EUR	571,704	1.50%, due 5/25/2031	524,823(j)
EUR	143,000	0.00%, due 11/25/2031	112,373(j)
EUR	124,000	1.25%, due 5/25/2038	95,975(j)
EUR	120,000	1.50%, due 5/25/2050	84,735(j)
EUR	188,000	0.75%, due 5/25/2052	105,265(j)
EUR	47,300	1.75%, due 5/25/2066	33,621(j)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value
Foreign Government Securities – cont'd
	$200,000	Ghana Government International Bond, 6.38%, due 2/11/2027	$ 60,500(j)
		Hungary Government Bond
HUF	558,510,000	3.00%, due 10/27/2027	927,283
HUF	1,426,700,000	3.25%, due 10/22/2031	2,087,415
	$4,110,000	Indonesia Government International Bond, 4.63%, due 4/15/2043	3,447,463(d)
		Indonesia Treasury Bond
IDR	29,285,000,000	6.13%, due 5/15/2028	1,768,982
IDR	54,478,000,000	8.25%, due 5/15/2029	3,633,601
IDR	26,460,000,000	7.00%, due 9/15/2030	1,642,836
		Italy Buoni Poliennali Del Tesoro
EUR	664,000	1.75%, due 5/30/2024	645,641(j)
EUR	933,000	1.45%, due 11/15/2024	898,936(j)
EUR	553,023	1.40%, due 5/26/2025	553,794(j)
EUR	224,000	1.85%, due 7/1/2025	214,298(j)
EUR	423,000	0.00%, due 4/1/2026	373,770(j)
EUR	88,000	1.60%, due 6/1/2026	82,144(j)
EUR	337,000	0.00%, due 8/1/2026	294,354(j)
EUR	142,000	2.05%, due 8/1/2027	131,735(j)
EUR	209,000	0.25%, due 3/15/2028	172,567(j)
EUR	258,000	3.00%, due 8/1/2029	243,291(j)
EUR	350,000	2.50%, due 12/1/2032	296,297(j)
EUR	440,000	4.00%, due 2/1/2037	419,484(j)
		Ivory Coast Government International Bond
	$626,945	5.75%, due 12/31/2032	554,682(j)(q)
	3,715,000	6.13%, due 6/15/2033	2,897,978(d)
EUR	100,000	Kazakhstan Government International Bond, 0.60%, due 9/30/2026	84,723(j)
	$200,000	Kenya Government International Bond, 7.00%, due 5/22/2027	158,705(j)
		Kingdom of Belgium Government Bond
EUR	113,000	Ser. 94, 0.35%, due 6/22/2032	89,324(j)
EUR	172,097	Ser. 84, 1.45%, due 6/22/2037	137,538(j)
EUR	63,778	Ser. 90, 0.40%, due 6/22/2040	39,612(j)
		Mexican Bonos
MXN	58,241,400	Ser. M20, 8.50%, due 5/31/2029	2,751,105
MXN	56,380,000	Ser. M, 7.75%, due 5/29/2031	2,504,611
		Mexico Government International Bond
	$4,250,000	3.50%, due 2/12/2034	3,242,557
	4,240,000	4.40%, due 2/12/2052	2,893,044
	1,155,000	Mongolia Government International Bond, 5.13%, due 4/7/2026	883,643(d)
		Netherlands Government Bond
EUR	255,658	0.00%, due 7/15/2031	206,843(j)
EUR	350,633	4.00%, due 1/15/2037	402,113(j)
		Oman Government International Bond
	$1,810,000	6.25%, due 1/25/2031	1,724,025(d)
	2,765,000	7.00%, due 1/25/2051	2,355,636(d)
		Panama Government International Bond
	1,835,000	2.25%, due 9/29/2032	1,272,271
	2,475,000	3.30%, due 1/19/2033	1,903,738
	1,775,000	Paraguay Government International Bond, 4.95%, due 4/28/2031	1,625,395(d)
PEN	27,914,000	Peru Government Bond, 6.15%, due 8/12/2032	5,965,880
	$200,000	Perusahaan Penerbit SBSN Indonesia III, 4.40%, due 6/6/2027	190,805(j)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value
Foreign Government Securities – cont'd
		Peruvian Government International Bond
	$400,000	7.35%, due 7/21/2025	$ 416,231
	1,995,000	3.00%, due 1/15/2034	1,488,956
PEN	10,926,000	6.90%, due 8/12/2037	2,352,699(j)
		Portugal Obrigacoes do Tesouro OT
EUR	295,000	0.30%, due 10/17/2031	230,149(j)
EUR	748,000	1.65%, due 7/16/2032	647,330(j)
	$203,578	Provincia de Cordoba, 6.88%, due 12/10/2025	154,719(j)
		Qatar Government International Bond
	370,000	3.88%, due 4/23/2023	368,540(j)
	1,440,000	4.40%, due 4/16/2050	1,209,600(d)
		Republic of Austria Government Bond
EUR	188,000	0.90%, due 2/20/2032	156,928(j)
EUR	109,000	1.85%, due 5/23/2049	86,852(j)
		Republic of South Africa Government Bond
ZAR	31,218,337	8.00%, due 1/31/2030	1,457,037
ZAR	21,213,555	8.25%, due 3/31/2032	950,475
ZAR	21,901,358	8.50%, due 1/31/2037	916,680
		Republic of South Africa Government International Bond
	$1,830,000	5.65%, due 9/27/2047	1,216,950
	1,055,000	5.75%, due 9/30/2049	699,782
		Romanian Government International Bond
	234,000	3.00%, due 2/27/2027	200,659(j)
EUR	116,000	2.88%, due 5/26/2028	91,777(j)
EUR	153,000	1.75%, due 7/13/2030	101,717(j)
	$3,210,000	3.00%, due 2/14/2031	2,368,280(j)
EUR	221,000	2.00%, due 1/28/2032	139,794(j)
	$1,280,000	3.63%, due 3/27/2032	942,822(d)
EUR	249,000	3.88%, due 10/29/2035	168,259(j)
	$1,370,000	4.00%, due 2/14/2051	800,146(d)
	2,666,000	4.00%, due 2/14/2051	1,558,216(j)
		Saudi Government International Bond
	1,645,000	3.25%, due 11/17/2051	1,057,886(d)
	1,265,000	3.75%, due 1/21/2055	880,756(d)
EUR	100,000	Serbia International Bond, 3.13%, due 5/15/2027	83,985(j)
EUR	79,000	Slovakia Government Bond, 4.00%, due 10/19/2032	80,087(j)
EUR	130,000	Slovenia Government Bond, 2.25%, due 3/3/2032	115,658(j)
		Spain Government Bond
EUR	206,000	2.75%, due 10/31/2024	205,792(j)
EUR	448,000	1.45%, due 10/31/2027	418,123(j)
EUR	493,000	2.55%, due 10/31/2032	459,117(h)(j)
EUR	66,000	0.85%, due 7/30/2037	45,043(j)
EUR	29,000	1.00%, due 7/30/2042	18,404(j)
EUR	81,838	Spain Government Inflation-Linked Bond, 0.65%, due 11/30/2027	82,896(b)(j)
		Sri Lanka Government International Bond
	$302,000	6.85%, due 3/14/2024	68,106(j)(m)
	200,000	6.35%, due 6/28/2024	44,980(j)(m)
EUR	185,000	State of North Rhine-Westphalia Germany, 1.65%, due 2/22/2038	150,200(j)
		Turkey Government Bond
TRY	10,600,144	1.50%, due 6/18/2025	941,893
TRY	41,239,134	11.70%, due 11/13/2030	2,493,501
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)		Value
Foreign Government Securities – cont'd
	Ukraine Government International Bond
$200,000	8.99%, due 2/1/2026	$ 35,500(j)
4,140,000	7.25%, due 3/15/2035	633,221(d)
2,045,000	Uruguay Government International Bond, 5.10%, due 6/18/2050	1,826,634
1,295,300	Venezuela Government International Bond, 8.25%, due 10/13/2024	84,195(j)(m)
Total Foreign Government Securities (Cost $152,436,895)		112,875,454

Convertible Bonds 0.1%
Cable & Satellite Television 0.1%
2,505,000	DISH Network Corp., 2.38%, due 3/15/2024	2,272,035
1,310,000	DISH Network Corp., 3.38%, due 8/15/2026	905,865
Total Convertible Bonds (Cost $3,644,545)		3,177,900

Municipal Notes 1.7%
Arizona 0.1%
2,235,000	Gilbert Wtr. Res. Muni. Prop. Corp. Utils. Sys. Rev. (Green Bond-Sr. Lien), Ser. 2022, 5.00%, due 7/15/2031	2,488,048
California 0.3%
1,370,000	Bay Area Toll Au. Toll Bridge Rev. (Build America Bonds), Ser. 2010-S-1, 7.04%, due 4/1/2050	1,604,994
1,370,000	California St. G.O. (Build America Bonds), Ser. 2010, 7.63%, due 3/1/2040	1,637,154
2,055,000	California St. Univ. Ref. Rev., Ser. 2020-B, 2.98%, due 11/1/2051	1,334,119
2,120,000	Foothill-Eastern Trans. Corridor Agcy. Toll Road Rev. Ref., Ser. 2019-A, (AGM Insured), 3.92%, due 1/15/2053	1,418,100
1,105,000	Los Angeles Comm. College Dist. G.O. (Build America Bonds), Ser. 2010-E, 6.75%, due 8/1/2049	1,290,435
1,710,000	Univ. of California Regents Med. Ctr. Pooled Rev., Ser. 2020-N, 3.01%, due 5/15/2050	1,065,774
		8,350,576
Massachusetts 0.3%
1,955,000	Massachusetts St. Bay Trans. Au. Sr. Sales Tax Rev., Ser. 2006-A, 5.25%, due 7/1/2032	2,221,611
3,950,000	Massachusetts St. Dev. Fin. Agcy. Rev. (Harvard Univ. Green Bond), Ser. 2022-B, 5.00%, due 11/15/2032	4,479,938
1,060,000	Massachusetts St. Ed. Fin. Au. Rev. Ref., Ser. 2018-A, 4.08%, due 7/1/2027	988,287
		7,689,836
Michigan 0.0%(l)
1,770,000	Michigan Fin. Au. Hosp. Rev. Ref. (Trinity Hlth. Credit Group), Ser. 2019-T, 3.38%, due 12/1/2040	1,310,464
Nevada 0.1%
2,055,000	Clark Co. Nevada G.O. (Las Vegas Convention and Visitors Au.), Ser. 2019-D, 3.23%, due 7/1/2044	1,447,174
New Jersey 0.0%(l)
695,000	Atlantic City G.O. Ref., Ser. 2018, 4.29%, due 9/1/2026	656,509
545,000	New Jersey St. Hsg. & Mtge. Fin. Agcy. Rev. Ref. (Single Family Hsg.), Ser. 2018-B, 3.80%, due 10/1/2032	523,800
		1,180,309
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)		Value

New York 0.3%
$1,950,000	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev. (Second Gen. Resolution Rev. Bonds), Ser. 2020-EE, 5.00%, due 6/15/2031	$ 2,166,829
	New York G.O.
2,220,000	Ser. 2022-B-1, 5.00%, due 8/1/2032	2,455,556
1,500,000	Subser. 2022-D-1, 5.00%, due 5/1/2035	1,601,921
2,740,000	New York St. Dorm. Au. Rev. Non St. Supported Debt Ref. (New York Univ.), Ser. 2020-B, 2.69%, due 7/1/2040	1,887,592
		8,111,898
Ohio 0.2%
2,055,000	Highland Local Sch. Dist. G.O. Ref., Ser. 2020, 3.19%, due 12/1/2049	1,350,898
2,055,000	JobsOhio Beverage Sys. Statewide Liquor Profits Rev. Ref., Ser. 2020-A, 2.83%, due 1/1/2038	1,495,247
2,230,000	Ohio St. Turnpike Commission Junior Lien Rev. Ref. (Infrastructure Proj.), Ser. 2020-A, 3.22%, due 2/15/2048	1,533,036
2,055,000	Ohio Univ. Gen. Receipt Athens Ref. Rev., Ser. 2020, 2.91%, due 12/1/2043	1,374,888
		5,754,069
Pennsylvania 0.1%
2,055,000	Commonwealth Fin. Au. Rev. Ref., Ser. 2020-C, 3.53%, due 6/1/2042	1,515,710
Texas 0.2%
1,710,000	Dallas Area Rapid Transit Sales Tax Rev. Ref., Ser. 2020-C, 2.82%, due 12/1/2042	1,138,579
2,055,000	Grand Parkway Trans. Corp. Sys. Sub. Tier Toll Rev. Ref., Ser. 2020-B, 3.24%, due 10/1/2052	1,307,646
1,410,000	Texas St. Private Activity Bond Surface Trans. Corp. Sr. Lien Rev. Ref. (North Tarrant Express Managed Lanes Proj.), Ser. 2019-B, 3.92%, due 12/31/2049	1,017,699
2,125,000	Texas St. Trans. Commission Central Texas Turnpike Sys. First Tier Rev. Ref., Ser. 2020-C, 3.03%, due 8/15/2041	1,348,748
		4,812,672
Utah 0.1%
2,055,000	Utah St. Transit Au. Sales Tax Rev. Ref., Ser. 2020, 2.77%, due 12/15/2038	1,467,573
Total Municipal Notes (Cost $58,129,308)		44,128,329
Number of Shares
Closed-End Funds 0.1%
Investment Companies 0.1%
1,973,605	Neuberger Berman Global Monthly Income Fund Ltd. (Cost $2,363,561)	1,706,550
Exchange-Traded Funds 2.1%
449,441	iShares iBoxx $ Investment Grade Corporate Bond ETF	45,550,845(h)
92,836	iShares iBoxx High Yield Corporate Bond ETF	6,816,948
Total Exchange-Traded Funds (Cost $54,583,289)		52,367,793
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Number of Shares		Value

Short-Term Investments 4.1%
Investment Companies 4.1%
101,625,290	State Street Institutional U.S. Government Money Market Fund Premier Class, 3.00%(u) (Cost $101,625,290)	$101,625,290
Total Investments 121.5% (Cost $3,541,164,824)		3,042,470,671
Liabilities Less Other Assets (21.5)%		(537,621,861)(v)(w)
Net Assets 100.0%		$2,504,848,810

(a)	Principal amount is stated in the currency in which the security is denominated.
(b)	Index-linked bond whose principal amount adjusts according to a government retail price index.
(c)	All or a portion of the security is pledged as collateral for futures.
(d)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2022, these securities amounted to $1,092,267,362, which represents 43.6% of net assets of the Fund.

(e)	Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2022 and changes periodically.
(f)
Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only”
holding.

(g)
Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of
October 31, 2022.

(h)	All or a portion of this security was purchased on a delayed delivery basis.
(i)
TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities
(excluding forward sales contracts, if any) at October 31, 2022 amounted to $520,397,040, which represents 20.8% of net assets of the Fund.

(j)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2022 amounted to $127,735,630, which represents 5.1% of net assets of the
Fund.

(k)	When-issued security. Total value of all such securities at October 31, 2022 amounted to $8,553,303, which represents 0.4% of net assets of the Fund.
(l)	Represents less than 0.05% of net assets of the Fund.
(m)	Defaulted security.
(n)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
(o)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.
(p)	Payment-in-kind (PIK) security.
(q)
Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of
October 31, 2022.

(r)
Security fair valued as of October 31, 2022 in accordance with procedures approved by the valuation designee. Total value of all such securities at October 31, 2022 amounted to $3,916,800, which represents
0.2% of net assets of the Fund.

(s)	All or a portion of this security had not settled as of October 31, 2022 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.
(t)	Value determined using significant unobservable inputs.
(u)	Represents 7-day effective yield as of October 31, 2022.
(v)	Includes the impact of the Fund’s open positions in derivatives at October 31, 2022.
(w)	As of October 31, 2022, the value of unfunded loan commitments was $231,107 for the Fund (see Note A of the Notes to Financial Statements).
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$2,383,838,273	95.2%
Cayman Islands	120,842,236	4.8%
United Kingdom	82,651,143	3.3%
Canada	45,357,166	1.8%
Switzerland	30,998,847	1.2%
France	25,917,748	1.0%
Spain	19,136,545	0.8%
Mexico	17,501,526	0.7%
Netherlands	17,016,378	0.7%
Indonesia	12,512,684	0.5%
Brazil	11,742,444	0.5%
Luxembourg	11,667,760	0.5%
Germany	11,664,871	0.5%
Peru	11,131,961	0.4%
Sweden	8,766,390	0.3%
Ireland	7,842,215	0.3%
Italy	7,373,583	0.3%
Colombia	7,174,553	0.3%
Australia	7,098,626	0.3%
South Africa	6,474,833	0.3%
Romania	6,371,670	0.2%
Oman	6,273,920	0.2%
Angola	5,543,991	0.2%
Egypt	5,140,697	0.2%
Malaysia	4,996,998	0.2%
Zambia	4,228,235	0.2%
Panama	3,973,816	0.2%
Dominican Republic	3,732,495	0.1%
Turkey	3,634,707	0.1%
Finland	3,572,732	0.1%
Cote D'Ivoire	3,452,660	0.1%
Israel	3,019,071	0.1%
Hungary	3,014,698	0.1%
United Arab Emirates	2,901,348	0.1%
Chile	2,884,942	0.1%
Ukraine	2,324,218	0.1%
Qatar	2,105,637	0.1%
Supranational	2,101,997	0.1%
Saudi Arabia	1,938,642	0.1%
Hong Kong	1,900,748	0.1%
Belgium	1,877,710	0.1%
China	1,860,851	0.1%
Uruguay	1,826,634	0.1%
Paraguay	1,625,395	0.1%
Kazakhstan	1,564,737	0.1%
India	1,187,204	0.1%
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
POSITIONS BY COUNTRY (cont’d)
Country	Investments at Value	Percentage of Net Assets
Other countries, each representing less than 0.05% of net assets of the Fund	$11,079,846	0.4%
Short-Term Investments and Other Liabilities—Net	(435,996,571)	(17.4)%
	$2,504,848,810	100.0%
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Derivative Instruments
Futures contracts ("futures")
At October 31, 2022, open positions in futures for the Fund were as follows:
Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2022	133	Australian Bond, 10 Year	$10,079,641	$354,711
12/2022	317	Euro-Bobl	37,489,638	(896,043)
12/2022	3	Euro-Bund	410,440	9,385
12/2022	6	Euro-Buxl	855,152	(87,836)
12/2022	9	Euro-Schatz	951,106	(59)
12/2022	17	U.S. Treasury Note, 10 Year	1,880,094	14,301
12/2022	639	U.S. Treasury Note, 2 Year	130,600,617	(507,344)
12/2022	12	U.S. Treasury Note, 5 Year	1,279,125	(1,643)
12/2022	3	U.S. Treasury Note, Ultra 10 Year	347,953	(2,251)
12/2022	1	U.S. Treasury Ultra Bond	127,656	2,101
12/2022	67	United Kingdom Long Gilt	7,847,216	(617,776)
12/2022	10	Government of Canada Bond, 10 Year	903,072	20,699
12/2023	9	Euribor Interest Rate, 3 Months	2,156,410	(28,682)
3/2025	30	ICE SONIA Index, 3 Months	8,220,832	34,502
Total Long Positions			$203,148,952	$(1,705,935)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2022	296	Euro-Bobl	$(35,006,098)	$858,863
12/2022	323	Euro-BTP	(33,854,846)	(46,247)
12/2022	139	Euro-Bund	(19,017,047)	(20,253)
12/2022	7	Euro-Oat	(919,230)	22,908
12/2022	10	Euro-Schatz	(1,056,785)	(655)
12/2022	13	Government of Canada Bond, 5 Year	(1,067,501)	1,164
12/2022	331	Government of Japan, 10 Year Mini	(33,085,531)	(102,756)
12/2022	631	U.S. Treasury Long Bond	(76,035,500)	10,362,406
12/2022	895	U.S. Treasury Note, 10 Year	(98,981,406)	5,142,395
12/2022	41	U.S. Treasury Note, 2 Year	(8,379,695)	145,551
12/2022	3,232	U.S. Treasury Note, 5 Year	(344,511,000)	2,062,108
12/2022	852	U.S. Treasury Note, Ultra 10 Year	(98,818,687)	7,160,209
12/2022	169	U.S. Treasury Ultra Bond	(21,573,906)	203,072
12/2022	108	United Kingdom Long Gilt	(12,649,244)	866,900
3/2024	30	ICE SONIA Index, 3 Months	(8,182,988)	(19,813)
Total Short Positions			$(793,139,464)	$26,635,852
Total Futures				$24,929,917
At October 31, 2022, the Fund had securities pledged in the amount of $15,779,577 to cover collateral requirements on open futures. For the year ended October 31, 2022, the average notional value for the months
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
where the Fund had futures outstanding was $139,229,992 for long positions and $(1,072,290,282) for short positions.
Forward foreign currency contracts ("forward FX contracts")
At October 31, 2022, open forward FX contracts for the Fund were as follows:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
BRL	3,400,393	USD	646,831	CITI	11/3/2022	$11,458
BRL	3,719,238	USD	693,439	GSI	11/3/2022	26,576
BRL	5,592,944	USD	1,063,904	GSI	11/3/2022	18,846
BRL	3,345,645	USD	635,681	GSI	11/3/2022	12,010
BRL	509,986	USD	97,011	SCB	11/3/2022	1,718
BRL	2,696,035	USD	509,391	GSI	12/2/2022	9,314
BRL	5,592,944	USD	1,023,299	GSI	2/2/2023	38,659
BRL	523,755	USD	96,746	GSI	2/2/2023	2,702
USD	1,117,365	CLP	1,006,686,516	GSI	12/12/2022	57,562
USD	1,783,925	CNH	12,507,907	GSI	12/21/2022	74,087
USD	636,651	COP	2,853,399,536	CITI	12/12/2022	62,988
USD	518,800	COP	2,339,994,351	GSI	12/12/2022	48,354
CZK	16,364	EUR	656	CITI	12/21/2022	8
CZK	28,355,716	EUR	1,135,796	GSI	12/21/2022	14,206
DKK	6,278,370	USD	829,025	CITI	1/18/2023	10,043
USD	866,429	EGP	18,784,173	GSI	12/21/2022	99,557
EUR	225,921	RON	1,114,408	CITI	12/9/2022	392
EUR	1,155	RON	5,677	CITI	12/9/2022	6
EUR	134,664	RON	661,445	GSI	12/9/2022	799
EUR	226,103	RON	1,114,409	JPM	12/9/2022	573
EUR	135,651	RON	667,123	MS	12/9/2022	638
EUR	1,183,476	USD	1,162,262	JPM	11/3/2022	7,387
EUR	176,908	USD	171,090	JPM	11/3/2022	3,752
EUR	444,738	USD	438,884	JPM	11/3/2022	658
EUR	270,000	USD	265,916	JPM	11/30/2022	1,441
EUR	2,081,713	USD	2,059,737	JPM	12/5/2022	2,530
EUR	7,403,437	USD	7,269,435	CITI	1/18/2023	94,790
EUR	1,212,535	USD	1,190,589	CITI	1/18/2023	15,525
EUR	761,023	USD	743,117	GSI	1/18/2023	13,875
EUR	2,645,517	USD	2,621,332	GSI	1/18/2023	10,173
USD	88,035	EUR	88,982	GSI	11/3/2022	93
USD	269,051	EUR	270,000	GSI	11/30/2022	1,694
USD	541,029	EUR	541,204	GSI	1/18/2023	2,691
GBP	2,065,395	USD	2,305,198	CITI	1/18/2023	69,829
GBP	720,245	USD	806,530	GSI	1/18/2023	21,689
GBP	351,372	USD	398,171	GSI	1/18/2023	5,877
GBP	12,760,738	USD	14,164,594	JPM	1/18/2023	509,155
HUF	285,969,755	EUR	688,255	HSBC	11/30/2022	3,238
HUF	270,290,433	EUR	624,516	GSI	12/21/2022	23,741
USD	8,361	ILS	27,270	GSI	11/30/2022	632
USD	446,571	KRW	632,911,931	CITI	11/7/2022	2,929
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
USD	634,314	KRW	878,010,724	CITI	12/21/2022	$18,604
USD	423,713	KRW	595,270,652	JPM	12/21/2022	6,277
MXN	17,333,179	USD	849,296	CITI	12/21/2022	18,073
MXN	11,523,331	USD	566,801	GSI	12/21/2022	9,838
RON	8,701,101	EUR	1,734,954	CITI	12/21/2022	21,825
SGD	884,164	USD	615,537	GSI	11/30/2022	9,155
USD	1,485,851	TWD	47,221,534	CITI	11/30/2022	22,294
USD	934,640	ZAR	17,020,036	JPM	12/21/2022	11,564
Total unrealized appreciation						$1,399,825
BRL	2,438,440	USD	473,033	JPM	11/3/2022	(971)
USD	647,742	BRL	3,400,393	CITI	11/3/2022	(10,547)
USD	636,417	BRL	3,345,645	GSI	11/3/2022	(11,273)
USD	707,483	BRL	3,719,238	GSI	11/3/2022	(12,532)
USD	1,042,973	BRL	5,592,944	GSI	11/3/2022	(39,777)
USD	463,846	BRL	2,438,440	JPM	11/3/2022	(8,216)
USD	98,284	BRL	509,986	SCB	11/3/2022	(445)
USD	197,525	BRL	1,041,065	CITI	12/2/2022	(2,771)
USD	380,630	BRL	2,080,862	CITI	12/2/2022	(19,719)
USD	98,294	BRL	523,922	GSI	12/2/2022	(2,506)
USD	664,525	CAD	913,004	JPM	11/30/2022	(5,748)
CLP	1,007,679,722	USD	1,074,171	GSI	12/12/2022	(13,323)
USD	1,100,841	CLP	1,051,302,785	CITI	12/12/2022	(5,932)
CNH	4,577,636	USD	633,844	CITI	12/21/2022	(8,079)
COP	4,894,364,308	USD	1,067,822	BCB	12/12/2022	(83,833)
COP	2,949,659,197	USD	658,525	GSI	12/12/2022	(65,509)
COP	366,614,647	USD	81,934	JPM	12/12/2022	(8,228)
EUR	537,151	HUF	222,971,307	GSI	11/30/2022	(2,013)
EUR	462,334	HUF	194,596,461	GSI	11/30/2022	(8,154)
EUR	442,035	HUF	186,965,228	GSI	11/30/2022	(9,981)
EUR	353,784	HUF	155,841,811	JPM	11/30/2022	(22,843)
EUR	97,548	PLN	479,365	CITI	12/21/2022	(2,773)
EUR	579,372	PLN	2,783,191	CITI	12/21/2022	(3,188)
EUR	457,547	PLN	2,218,356	GSI	12/21/2022	(6,753)
EUR	399,618	PLN	1,963,818	JPM	12/21/2022	(11,366)
EUR	444,735	USD	442,212	JPM	11/3/2022	(2,672)
EUR	648,469	USD	651,060	JPM	12/5/2022	(8,649)
USD	77,675	EUR	79,162	JPM	11/3/2022	(562)
USD	2,054,980	EUR	2,081,713	JPM	11/3/2022	(2,413)
USD	691,137	EUR	705,329	SCB	11/3/2022	(5,952)
USD	735,369	EUR	746,869	GSI	1/18/2023	(7,545)
USD	1,446,055	EUR	1,464,431	GSI	1/18/2023	(10,619)
USD	2,831,202	EUR	2,867,179	GSI	1/18/2023	(20,791)
USD	66,234,507	EUR	66,787,912	GSI	1/18/2023	(199,664)
GBP	239,896	USD	276,042	GSI	1/18/2023	(182)
GBP	207,963	USD	241,383	GSI	1/18/2023	(2,243)
USD	305,703	GBP	275,685	GSI	1/18/2023	(11,311)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
USD	3,962,232	GBP	3,533,558	GSI	1/18/2023	$(101,056)
USD	13,185,066	GBP	11,756,813	GSI	1/18/2023	(334,256)
USD	57,244,379	GBP	51,037,131	JPM	1/18/2023	(1,443,924)
HUF	261,953,304	EUR	643,462	GSI	11/30/2022	(9,915)
HUF	222,064,839	EUR	532,862	CITI	12/21/2022	(115)
HUF	260,465,490	EUR	625,818	MS	12/21/2022	(940)
IDR	5,459,003,152	USD	366,008	CITI	12/15/2022	(17,104)
USD	102,232	MXN	2,071,490	JPM	12/21/2022	(1,427)
PEN	542,123	USD	138,661	JPM	12/21/2022	(3,340)
PLN	1,313,464	USD	276,324	GSI	11/30/2022	(2,060)
USD	268,350	PLN	1,313,464	GSI	11/30/2022	(5,914)
USD	290,561	TRY	5,763,248	BCB	12/21/2022	(7,424)
USD	191,479	TRY	3,887,983	BCB	12/21/2022	(9,547)
USD	471,679	TRY	9,704,062	BCB	12/21/2022	(30,063)
USD	466,204	TRY	9,222,853	CITI	12/21/2022	(10,657)
USD	446,083	TRY	8,898,904	CITI	12/21/2022	(14,029)
USD	233,238	TRY	4,614,621	GSI	12/21/2022	(5,357)
USD	550,756	TRY	11,078,467	JPM	12/21/2022	(22,048)
ZAR	25,880,664	USD	1,451,175	CITI	12/21/2022	(47,545)
Total unrealized depreciation						$(2,705,804)
Total net unrealized depreciation						$(1,305,979)
For the year ended October 31, 2022, the average notional value for the months where the Fund had forward FX contracts outstanding was $339,996,134.
Bond forward contracts (“bond forwards”)
At October 31, 2022, bond forwards for the Fund were as follows:
Counterparty	Reference Entity	Notional Amount	Expiration Date	Unrealized Appreciation/ (Depreciation)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.63%, due 1/15/2024	$4,491,512	11/23/2022	$(8,488)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.50%, due 4/15/2024	2,994,138	11/23/2022	(5,862)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.25%, due 1/15/2025	5,784,602	11/23/2022	(40,398)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.13%, due 4/15/2025	3,774,271	11/23/2022	(25,729)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.38%, due 1/15/2027	4,642,833	11/23/2022	(87,167)
GSI	U.S. Treasury Inflation-Indexed Bonds, 3.88%, due 4/15/2029	3,573,252	11/23/2022	(126,748)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.13%, due 1/15/2030	6,958,667	11/23/2022	(196,333)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.13%, due 1/15/2032	2,900,840	11/23/2022	(99,160)
GSI	U.S. Treasury Inflation-Indexed Bonds, 1.38%, due 2/15/2044	3,287,763	11/23/2022	(262,237)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.13%, due 2/15/2051	2,617,237	11/23/2022	(232,763)
Total net unrealized depreciation				$(1,084,885)
For the year ended October 31, 2022, the average notional value for the months where the Fund had bond forwards outstanding was $41,752,308.
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Credit default swap contracts ("credit default swaps")
At October 31, 2022, the Fund had outstanding credit default swaps as follows:
Centrally Cleared Credit Default Swaps — Buy Protection

Clearinghouse	Reference Entity	Notional Amount		Financing Rate Received by the Fund	Payment Frequency	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE CC	CDX Emerging Markets Index, Ser. 38 V.1	USD	3,140,000	1.00%	3M	12/20/2027	$253,056	$8,336	$(3,663)	$257,729
ICE CC	CDX North America High Yield Index, Ser. 39 V.1	USD	2,650,000	5.00%	3M	12/20/2027	(25,467)	4,630	15,459	(5,378)
Total							$227,589	$12,966	$11,796	$252,351

Centrally Cleared Credit Default Swaps - Sell Protection

Clearinghouse	Reference Entity	Notional Amount		Financing Rate Received by the Fund	Payment Frequency	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE CC	CDX North America Investment Grade Index, Ser. 39 V.1	USD	3,316,000	1.00%	3M	12/20/2027	$12,669	$1,882	$3,868	$18,419

For the year ended October 31, 2022, the average notional value for the months where the Fund had credit default swaps outstanding was $66,883,511 for buy protection and $69,691,735 for sell protection.
Interest rate swap contracts ("interest rate swaps")
At October 31, 2022, the Fund had outstanding interest rate swaps as follows:
Centrally cleared interest rate swaps
Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
LCH	CAD	29,996,000	Receive	3M CDOR	2.67%	6M/6M	2/17/2027	$1,032,391	$43,808	$1,076,199
LCH	CAD	29,996,000	Pay	3M CDOR	2.67%	6M/6M	2/17/2027	(1,032,513)	(43,808)	(1,076,321)
LCH	EUR	1,125,000	Pay	1D EUROSTR	2.14%	1Y/1Y	9/16/2024	(9,723)	2,106	(7,617)
LCH	EUR	206,577	Receive	6M EURIBOR	0.05%	6M/1Y	4/13/2031	44,922	165	45,087
LCH	EUR	818,037	Pay	6M EURIBOR	2.22%	6M/1Y	8/30/2032	(53,225)	1,645	(51,580)
LCH	EUR	244,000	Receive	1D EUROSTR	2.72%	1Y/1Y	10/7/2032	735	(345)	390
Total								$(17,413)	$3,571	$(13,842)
At October 31, 2022, the Fund had $3,225,469 deposited in a segregated account to cover margin requirements for centrally cleared swaps.
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Inflation swap contracts (“inflation swaps”)
At October 31, 2022, the Fund had outstanding inflation swaps as follows:
Centrally cleared inflation swaps
Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
LCH	EUR	1,600,000	Receive	FRCPXTOB	0.95%	T/T	4/15/2024	$179,132	$(30,192)	$148,940
LCH	EUR	1,600,000	Pay	CPTFEMU	1.15%	T/T	4/15/2024	(244,814)	36,666	(208,148)
LCH	EUR	500,000	Receive	CPTFEMU	3.58%	T/T	9/23/2025	(15,918)	14,506	(1,412)
LCH	EUR	670,000	Receive	CPTFEMU	1.42%	T/T	4/15/2031	137,620	(18,887)	118,733
Total								$56,020	$2,093	$58,113
For the year ended October 31, 2022, the average notional value for the months where the Fund had interest rate swaps and inflation rate swaps outstanding was $26,699,730 when the Fund paid the fixed rate and $36,993,978 when the Fund received the fixed rate.
Total return basket swap contracts (“total return basket swaps”)
At October 31, 2022, the Fund did not have any outstanding total return basket swaps.
Total return swap contracts (“total return swaps”)
At October 31, 2022, the Fund had outstanding total return swaps as follows:
Over-the-counter total return swaps—Long(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
GSI	iShares iBoxx $ High Yield Corp. Bond ETF	USD	201,993,887	11/11/2022	2.20%	(0.85)%	SOFR	T/T	$(13,231,521)	$(931,187)	$(14,162,708)
JPM	iShares iBoxx $ High Yield Corp. Bond ETF	USD	16,521,750	1/20/2023	1.55%	(1.50)%	SOFR	T/T	366,750	(4,797)	361,953
Total									$(12,864,771)	$(935,984)	$(13,800,755)

(a)	The Fund pays a specified rate based on a reference rate plus or minus a spread, and receives the total return on the reference entity.
(b)	Effective rate at October 31, 2022.
For the year ended October 31, 2022, the average notional value for the months where the Fund had total return basket swaps and total return swaps outstanding was $333,567,570 for long positions.
At October 31, 2022, the Fund had cash collateral of $110,000, $13,580,000, $830,000 deposited in segregated accounts for Barclays Bank PLC, Goldman Sachs International and JPMorgan Chase Bank N.A., respectively, and cash collateral of $260,000 and $50,000 received from Citibank, N.A. and Morgan Stanley Capital Services LLC, respectively, to cover collateral requirements on over-the-counter derivatives.
Purchased option contracts ("options purchased")
At October 31, 2022, the Fund did not have any outstanding options purchased.
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Written option contracts ("options written")
At October 31, 2022, the Fund did not have any outstanding options written.
For the year ended October 31, 2022, the average market value for the months where the Fund had options purchased and options written outstanding was $22,184 and $(10,122), respectively.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
U.S. Treasury Obligations	$—	$115,483,086	$—	$115,483,086
U.S. Government Agency Securities	—	2,201,319	—	2,201,319
Mortgage-Backed Securities#	—	1,024,027,484	—	1,024,027,484
Asset-Backed Securities	—	215,174,762	—	215,174,762
Corporate Bonds#	—	1,349,947,014	—	1,349,947,014
Loan Assignments
Industrial Equipment	—	—	520,246	520,246
Other Loan Assignments#	—	19,235,444	—	19,235,444
Total Loan Assignments	—	19,235,444	520,246	19,755,690
Foreign Government Securities#	—	112,875,454	—	112,875,454
Convertible Bonds#	—	3,177,900	—	3,177,900
Municipal Notes#	—	44,128,329	—	44,128,329
Investment Companies	1,706,550	—	—	1,706,550
Exchange-Traded Funds	52,367,793	—	—	52,367,793
Short-Term Investments	—	101,625,290	—	101,625,290
Total Investments	$54,074,343	$2,987,876,082	$520,246	$3,042,470,671

#	The Schedule of Investments provides information on the industry, state/territory or sector categorization as well as a Positions by Country summary.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2021	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2022	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2022
Investments in Securities:
Loan Assignments(1)	$3,218	$2	$13	$(80)	$—	$(2,515)	$582	$(700)	$520	$(56)
Total	$3,218	$2	$13	$(80)	$—	$(2,515)	$582	$(700)	$520	$(56)
(1) Securities categorized as Level 3 were valued using a single quotation obtained from a dealer. The
Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of October 31, 2022:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures@
Assets	$27,261,275	$—	$—	$27,261,275
Liabilities	(2,331,358)	—	—	(2,331,358)
Forward FX Contracts@
Assets	—	1,399,825	—	1,399,825
Liabilities	—	(2,705,804)	—	(2,705,804)
Bond Forwards@
Liabilities	—	(1,084,885)	—	(1,084,885)
Swaps
Assets	—	2,027,450	—	2,027,450
Liabilities	—	(15,513,164)	—	(15,513,164)
Total	$24,929,917	$(15,876,578)	$—	$9,053,339

@	Futures, forward FX contracts and bond forwards are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

This page has been left blank intentionally

Statements of Assets and Liabilities
Neuberger Berman Income Funds

	Core Bond Fund	Emerging Markets Debt Fund	Floating Rate Income Fund	High Income Bond Fund
	October 31, 2022	October 31, 2022	October 31, 2022	October 31, 2022
Assets
Investments in securities, at value* (Notes A & F)— see Schedule of Investments:
Unaffiliated issuers(a)	$489,544,210	$100,290,246	$468,098,219	$843,158,750
Affiliated issuers(b)	—	—	—	—
	489,544,210	100,290,246	468,098,219	843,158,750
Cash	10,092	—	64,781	—
Foreign currency(c)	19,862	762,223	—	—
Cash collateral segregated for futures contracts (Note A)	814,271	545,721	—	—
Cash collateral segregated for centrally cleared swap contracts (Note A)	—	1,283,332	—	—
Cash collateral segregated for over-the-counter derivatives (Note A)	—	180,000	—	27
Dividends and interest receivable	2,778,444	1,951,994	3,223,436	12,394,751
Receivable for securities sold	5,823,064	1,432,541	7,714,153	3,893,232
Receivable for accumulated variation margin on futures contracts (Note A)	—	—	—	—
Receivable from Management—net (Note B)	—	12,027	—	—
Receivable for Fund shares sold	303,106	5,294	471,703	4,231,024
Receivable for accumulated variation margin on centrally cleared swap contracts(d)(e) (Note A)	—	—	—	—
Receivable for forward foreign currency contracts (Note A)	—	1,009,361	—	—
Over-the-counter swap contracts, at value (Note A)	—	199,921	—	142,659
Prepaid expenses and other assets	42,845	28,342	264,743	119,141
Total Assets	499,335,894	107,701,002	479,837,035	863,939,584
Liabilities
Over-the-counter swap contracts, at value (Note A)	—	84,427	—	—
Cash collateral segregated for over-the-counter derivatives due to broker (Note A)	—	309,958	—	—
Cash collateral segregated for futures contracts due to broker (Note A)	—	—	—	—
Payable to investment manager—net (Notes A & B)	67,843	50,555	157,053	335,327
Due to custodian	—	—	—	—
Payable for securities purchased	41,581,225	403,846	15,467,990	7,986,191
Payable for Fund shares redeemed	583,500	240,835	1,388,448	11,043,526
Payable for accumulated variation margin on futures contracts (Note A)	293,068	60,883	—	—
Payable for bond forward contracts (Note A)	—	—	—	—
Payable for forward foreign currency contracts (Note A)	—	1,012,607	—	—
Payable for accumulated variation margin on centrally cleared swap contracts(d)(e) (Note A)	—	496,348	—	—
Payable to administrator—net (Note B)	40,153	—	19,028	105,837
Payable to trustees	13,160	13,293	13,179	13,046
Payable for audit fees	53,700	54,184	58,390	58,690
Payable for custodian and accounting fees	31,887	41,694	69,956	46,335
Payable for legal fees	17,803	20,186	17,984	22,521
Distributions payable	107,165	3,893	33,457	523,244
Payable for unfunded loan commitments (Note A)	—	—	116,382	—
Accrued capital gains taxes (Note A)	—	7,495	—	—
Other accrued expenses and payables	22,408	7,685	15,856	78,246
Total Liabilities	42,811,912	2,807,889	17,357,723	20,212,963
Net Assets	$456,523,982	$104,893,113	$462,479,312	$843,726,621

Net Assets consist of:
Paid-in capital	$568,604,640	$170,297,120	$532,785,307	$1,180,459,621
Total distributable earnings/(losses)	(112,080,658)	(65,404,007)	(70,305,995)	(336,733,000)
Net Assets	$456,523,982	$104,893,113	$462,479,312	$843,726,621
Net Assets
Investor Class	$10,278,545	$—	$—	$61,811,724
Trust Class	—	—	—	—
Institutional Class	413,072,990	103,792,631	444,689,637	617,313,168
Class A	18,541,483	464,108	11,124,279	13,305,223
Class C	1,505,894	636,374	6,665,396	3,159,000
Class R3	—	—	—	1,375,480
Class R6	13,125,070	—	—	132,134,204
Class E	—	—	—	14,627,822

See Notes to Financial Statements

Municipal High Income Fund	Municipal Impact Fund	Municipal Intermediate Bond Fund	Short Duration Bond Fund	Strategic Income Fund
October 31, 2022	October 31, 2022	October 31, 2022	October 31, 2022	October 31, 2022

$82,737,790	$73,659,498	$160,428,415	$168,428,257	$3,040,764,121
—	—	—	—	1,706,550
82,737,790	73,659,498	160,428,415	168,428,257	3,042,470,671
2,162,748	2,502,374	4,356,724	—	—
—	—	—	—	8,040,538
—	—	—	796,117	—
—	—	—	—	3,225,469
—	—	—	—	14,520,000
1,133,454	978,934	2,114,739	781,338	30,112,874
1,295,988	—	85,625	3,178,158	83,433,068
—	—	—	48,130	24,929,917
16,726	24,274	4,140	12,156	—
16	16,478	389,631	22,308	2,065,118
—	—	—	—	315,040
—	—	—	—	1,399,825
—	—	—	36,023	361,953
28,719	18,974	33,428	51,824	678,430
87,375,441	77,200,532	167,412,702	173,354,311	3,211,552,903

—	—	—	—	14,162,708
—	—	—	—	310,000
—	—	—	—	20,363,347
30,854	16,441	19,940	24,212	863,732
—	—	—	9,228	2,584,194
1,776,335	—	—	2,315,732	656,524,542
122,059	51,814	286,153	78,364	4,881,364
—	—	—	—	—
—	—	—	—	1,084,885
—	—	—	—	2,705,804
—	—	—	—	—
—	—	—	—	319,871
13,304	13,308	13,274	13,285	12,454
50,390	51,435	52,490	53,535	66,729
13,760	12,624	15,089	18,496	130,109
17,983	17,983	17,983	23,876	20,185
1,279	11,485	36,744	5,534	2,498,056
—	—	—	—	56,697
—	—	—	—	2,152
9,666	14,354	13,599	11,428	117,264
2,035,630	189,444	455,272	2,553,690	706,704,093
$85,339,811	$77,011,088	$166,957,430	$170,800,621	$2,504,848,810

$106,908,388	$85,354,731	$187,290,657	$192,343,893	$3,066,129,767
(21,568,577)	(8,343,643)	(20,333,227)	(21,543,272)	(561,280,957)
$85,339,811	$77,011,088	$166,957,430	$170,800,621	$2,504,848,810

$—	$—	$9,122,546	$16,852,471	$—
—	—	—	2,263,469	7,137,726
84,283,600	76,746,988	155,173,544	147,555,826	1,954,913,262
961,612	137,412	2,228,371	2,913,557	103,093,158
94,599	126,688	432,969	1,215,298	42,698,580
—	—	—	—	—
—	—	—	—	397,006,084
—	—	—	—	—

Statements of Assets and Liabilities  (cont’d)
Neuberger Berman Income Funds (cont’d)

	Core Bond Fund	Emerging Markets Debt Fund	Floating Rate Income Fund	High Income Bond Fund
	October 31, 2022	October 31, 2022	October 31, 2022	October 31, 2022
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,194,471	—	—	8,487,423
Trust Class	—	—	—	—
Institutional Class	47,912,243	17,026,664	49,133,259	84,683,575
Class A	2,157,765	76,224	1,228,617	1,827,644
Class C	175,046	104,519	736,602	432,997
Class R3	—	—	—	188,709
Class R6	1,522,020	—	—	18,100,600
Class E	—	—	—	2,005,262
Net Asset Value, offering and redemption price per share
Investor Class	$8.61	$—	$—	$7.28
Trust Class	—	—	—	—
Institutional Class	8.62	6.10	9.05	7.29
Class R3	—	—	—	7.29
Class R6	8.62	—	—	7.30
Class E	—	—	—	7.29
Net Asset Value and redemption price per share
Class A	$8.59	$6.09	$9.05	$7.28
Offering Price per share
Class A‡	$8.97	$6.36	$9.45	$7.60
Net Asset Value and offering price per share
Class C^	$8.60	$6.09	$9.05	$7.30
*Cost of Investments:
(a) Unaffiliated issuers	$558,422,205	$130,580,158	$500,596,346	$940,962,768
(b) Affiliated issuers	$—	$—	$—	$—
Total cost of investments	$558,422,205	$130,580,158	$500,596,346	$940,962,768
(c) Total cost of foreign currency	$20,825	$848,883	$—	$—
(d) Unamortized upfront receipts on centrally cleared swap contracts	$—	$—	$—	$—
(e) Unamortized upfront payments on centrally cleared swap contracts	$—	$877,913	$—	$—

‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.
^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See Notes to Financial Statements

Municipal High Income Fund	Municipal Impact Fund	Municipal Intermediate Bond Fund	Short Duration Bond Fund	Strategic Income Fund
October 31, 2022	October 31, 2022	October 31, 2022	October 31, 2022	October 31, 2022

—	—	876,345	2,415,611	—
—	—	—	340,356	774,199
9,639,473	4,952,100	14,920,636	21,160,799	211,963,694
110,061	8,863	214,482	438,429	11,166,932
10,809	8,171	41,646	182,747	4,629,930
—	—	—	—	—
—	—	—	—	43,086,084
—	—	—	—	—

$—	$—	$10.41	$6.98	$—
—	—	—	6.65	9.22
8.74	15.50	10.40	6.97	9.22
—	—	—	—	—
—	—	—	—	9.21
—	—	—	—	—

$8.74	$15.50	$10.39	$6.65	$9.23

$9.13	$16.19	$10.85	$6.82	$9.64

$8.75	$15.50	$10.40	$6.65	$9.22

$98,764,291	$81,926,353	$178,040,129	$181,912,515	$3,538,801,263
$—	$—	$—	$—	$2,363,561
$98,764,291	$81,926,353	$178,040,129	$181,912,515	$3,541,164,824
$—	$—	$—	$—	$8,009,127
$—	$—	$—	$—	$(25,467)
$—	$—	$—	$—	$265,725

Statements of Operations
Neuberger Berman Income Funds

	Core Bond Fund	Emerging Markets Debt Fund	Floating Rate Income Fund	High Income Bond Fund
	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2022
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$—	$—	$124	$—
Dividend income—affiliated issuers (Note F)	—	—	—	—
Interest and other income—unaffiliated issuers	15,688,382	9,097,759	26,011,694	69,938,975
Income from securities loaned—net	—	1,199	—	224,590
Foreign taxes withheld	(272)	(69,576)	—	(431)
Total income	$15,688,110	$9,029,382	$26,011,818	$70,163,134
Expenses:
Investment management fees (Note B)	1,003,565	871,419	1,845,769	5,744,056
Administration fees (Note B):
Investor Class	32,033	—	—	177,254
Trust Class	—	—	—	—
Institutional Class	773,509	235,962	664,116	1,324,570
Class A	57,131	1,251	31,628	40,408
Class C	3,127	1,804	18,857	10,977
Class R3	—	—	—	4,215
Class R6	3,841	—	—	107,270
Distribution fees (Note B):
Investor Class	29,661	—	—	—
Trust Class	—	—	—	—
Class A	52,899	1,159	29,285	37,414
Class C	11,582	6,682	69,839	40,655
Class R3	—	—	—	7,805
Shareholder servicing agent fees:
Investor Class	15,769	—	—	28,725
Trust Class	—	—	—	—
Institutional Class	5,136	1,673	2,452	8,573
Class A	1,002	666	2,457	3,207
Class C	335	215	601	1,016
Class R3	—	—	—	479
Class R6	382	—	—	2,223
Class E	—	—	—	1,593
Audit fees	53,700	54,934	58,390	58,690
Custodian and accounting fees	181,679	231,387	425,459	244,479
Insurance	15,295	5,317	10,950	37,529
Legal fees	56,136	58,540	56,613	62,443
Registration and filing fees	103,555	57,291	89,277	132,352
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	4,199
Shareholder reports	30,657	11,052	38,055	232,671
Trustees' fees and expenses	43,690	43,459	43,573	44,144
Interest expense on Reverse Repurchase Agreements (Note A)	—	—	—	3,510
Interest	1,258	8,709	2,737	3,844
Miscellaneous and other fees (Note A)	47,564	17,849	38,791	90,120
Total expenses	2,523,506	1,609,369	3,428,849	8,454,421

Expenses reimbursed by Management (Note B)	(246,050)	(350,684)	(518,295)	—
Investment management fees waived (Notes A & B)	—	—	—	(61,846)
Total net expenses	2,277,456	1,258,685	2,910,554	8,392,575
Net investment income/(loss)	$13,410,654	$7,770,697	$23,101,264	$61,770,559

See Notes to Financial Statements

Municipal High Income Fund	Municipal Impact Fund	Municipal Intermediate Bond Fund	Short Duration Bond Fund	Strategic Income Fund
For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2022

$65,502	$—	$—	$64,270	$322,061
—	—	—	—	134,137
4,012,455	1,745,167	4,688,573	4,889,087	126,518,777
—	—	—	7,446	111,531
—	—	—	—	(104,163)
$4,077,957	$1,745,167	$4,688,573	$4,960,803	$126,982,343

489,093	209,186	287,290	262,955	12,023,015

—	—	28,723	48,754	—
—	—	—	12,962	33,508
181,613	125,255	287,130	195,313	3,604,340
2,890	334	5,375	6,219	306,569
345	129	3,128	4,098	149,576
—	—	—	—	—
—	—	—	—	212,770

—	—	—	—	—
—	—	—	—	8,377
2,675	308	4,977	5,759	283,860
1,277	479	11,586	15,176	553,986
—	—	—	—	—

—	—	8,854	20,219	—
—	—	—	935	3,860
3,259	36,746	3,445	793	16,340
2,736	2,376	2,529	455	15,899
2,340	2,296	2,438	303	3,001
—	—	—	—	—
—	—	—	—	4,495
—	—	—	—	—
50,390	52,435	52,490	54,535	68,479
82,804	75,486	90,591	103,769	706,081
3,311	1,723	6,381	2,311	83,468
56,495	56,496	56,338	66,831	43,292
53,574	52,944	73,244	110,362	182,507
—	—	—	—	8,697
6,041	12,211	7,406	15,007	224,545
43,435	43,402	43,480	43,427	45,121
—	—	—	—	—
22,759	—	3,472	74	37,919
15,035	12,080	21,272	18,774	185,299
1,020,072	683,886	1,000,149	989,031	18,805,004

(376,918)	(320,476)	(338,571)	(388,538)	(272,622)
—	—	—	—	(16,084)
643,154	363,410	661,578	600,493	18,516,298
$3,434,803	$1,381,757	$4,026,995	$4,360,310	$108,466,045

Statements of Operations  (cont’d)
Neuberger Berman Income Funds (cont’d)

	Core Bond Fund	Emerging Markets Debt Fund	Floating Rate Income Fund	High Income Bond Fund
	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2022
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(39,342,682)	(19,705,389)*	(4,694,736)	(88,467,458)
Settlement of bond forward contracts	—	—	—	—
Settlement of forward foreign currency contracts	—	(849,338)	—	—
Settlement of foreign currency transactions	—	(202,292,653)	—	—
Expiration or closing of futures contracts	1,052,771	839,897	—	—
Expiration or closing of option contracts written	—	—	—	—
Expiration or closing of swap contracts	—	199,492,308	(1,477,824)	(1,405,056)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(73,382,500)	(24,934,553)**	(33,197,147)	(121,756,898)
Investment securities of affiliated issuers	—	—	—	—
Unfunded loan commitments	—	—	(135,129)	(3,170)
Forward foreign currency contracts	—	372,874	—	—
Bond forward contracts	—	—	—	—
Foreign currency translations	(3,496)	(83,883)	—	—
Futures contracts	88,008	(180,112)	—	—
Swap contracts	—	54,853	8,930	306,666
Net gain/(loss) on investments	(111,587,899)	(47,285,996)	(39,495,906)	(211,325,916)
Net increase/(decrease) in net assets resulting from operations	$(98,177,245)	$(39,515,299)	$(16,394,642)	$(149,555,357)

*	Net of foreign capital gains tax of $14,375 for Emerging Markets Debt and $8,139 for Strategic Income.
**	Change in accrued foreign capital gains tax amounted to $38,318 for Emerging Markets Debt and $85,702 for Strategic Income.
See Notes to Financial Statements

Municipal High Income Fund	Municipal Impact Fund	Municipal Intermediate Bond Fund	Short Duration Bond Fund	Strategic Income Fund
For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2022

(4,872,927)	(70,735)	(2,684,769)	(2,169,162)	(196,425,932)*
—	—	—	—	(4,892,020)
—	—	—	—	13,139,179
—	—	—	—	(1,572,749)
—	—	—	991,302	147,068,716
—	—	—	—	104,400
—	—	—	(828,898)	(24,611,045)

(20,543,117)	(10,991,494)	(25,692,636)	(13,189,141)	(477,354,243)**
—	—	—	—	(724,331)
—	—	—	—	(60,876)
—	—	—	—	(1,715,379)
—	—	—	—	(1,106,471)
—	—	—	—	682,914
—	—	—	41,636	9,666,305
—	—	—	36,023	(13,415,547)
(25,416,044)	(11,062,229)	(28,377,405)	(15,118,240)	(551,217,079)
$(21,981,241)	$(9,680,472)	$(24,350,410)	$(10,757,930)	$(442,751,034)

Statements of Changes in Net Assets
Neuberger Berman Income Funds

	Core Bond Fund		Emerging Markets Debt Fund
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$13,410,654	$8,732,821	$7,770,697	$8,139,850
Net realized gain/(loss) on investments	(38,289,911)	6,521,444	(22,515,175)	(440,711)
Change in net unrealized appreciation/(depreciation) of investments	(73,297,988)	(8,803,556)	(24,770,821)	(3,431,842)
Net increase/(decrease) in net assets resulting from operations	(98,177,245)	6,450,709	(39,515,299)	4,267,297
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(310,920)	(523,578)	—	—
Institutional Class	(15,477,499)	(21,048,057)	(4,428,406)	(8,014,154)
Class A	(557,649)	(889,529)	(10,402)	(41,020)
Class C	(22,123)	(56,893)	(10,798)	(18,660)
Class R3	—	—	—	—
Class R6	(257,714)	(171,120)	—	—
Class E	—	—	—	—
Tax return of capital:
Institutional Class	—	—	(3,043,733)	—
Class A	—	—	(9,214)	—
Class C	—	—	(13,320)	—
Total distributions to shareholders	(16,625,905)	(22,689,177)	(7,515,873)	(8,073,834)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	462,325	2,191,739	—	—
Institutional Class	228,608,025	231,730,382	68,776,229	88,833,594
Class A	6,011,658	7,609,929	2,667,025	420,222
Class C	1,065,337	162,374	300,000	218,415
Class R3	—	—	—	—
Class R6	14,308,457	4,967,388	—	—
Class E	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	283,033	487,459	—	—
Institutional Class	11,553,595	13,834,712	7,304,857	7,973,171
Class A	455,907	736,588	17,518	38,674
Class C	18,332	41,896	23,375	17,845
Class R3	—	—	—	—
Class R6	219,665	112,076	—	—
Class E	—	—	—	—
Payments for shares redeemed:
Investor Class	(1,737,605)	(2,693,129)	—	—
Institutional Class	(298,964,723)	(126,047,500)	(148,406,249)	(23,145,906)
Class A	(6,107,309)	(8,098,960)	(2,616,538)	(1,315,758)
Class C	(712,142)	(823,833)	(114,271)	(141,080)
Class R3	—	—	—	—
Class R6	(7,068,898)	(837,404)	—	—
Class E	—	—	—	—
Net increase/(decrease) from Fund share transactions	(51,604,343)	123,373,717	(72,048,054)	72,899,177
Net Increase/(Decrease) in Net Assets	(166,407,493)	107,135,249	(119,079,226)	69,092,640
Net Assets:
Beginning of year	622,931,475	515,796,226	223,972,339	154,879,699
End of year	$456,523,982	$622,931,475	$104,893,113	$223,972,339
See Notes to Financial Statements

Floating Rate Income Fund		High Income Bond Fund		Municipal High Income Fund		Municipal Impact Fund
Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021

$23,101,264	$9,278,361	$61,770,559	$77,176,597	$3,434,803	$3,533,794	$1,381,757	$1,137,903
(6,172,560)	1,363,343	(89,872,514)	67,621,732	(4,872,927)	1,869,579	(70,735)	191,792
(33,323,346)	6,129,589	(121,453,402)	1,017,384	(20,543,117)	3,528,839	(10,991,494)	(462,305)
(16,394,642)	16,771,293	(149,555,357)	145,815,713	(21,981,241)	8,932,212	(9,680,472)	867,390

—	—	(3,384,722)	(3,643,542)	—	—	—	—
(22,090,942)	(8,825,677)	(46,156,941)	(55,402,533)	(3,497,105)	(3,556,555)	(1,559,238)	(1,402,410)
(528,872)	(279,549)	(721,772)	(861,818)	(27,328)	(26,891)	(1,850)	(1,478)
(261,530)	(142,504)	(167,684)	(200,401)	(2,273)	(3,346)	(351)	(308)
—	—	(72,812)	(77,805)	—	—	—	—
—	—	(11,218,293)	(18,328,192)	—	—	—	—
—	—	(790,659)	—	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(22,881,344)	(9,247,730)	(62,512,883)	(78,514,291)	(3,526,706)	(3,586,792)	(1,561,439)	(1,404,196)

—	—	11,181,043	5,112,614	—	—	—	—
355,788,102	214,136,975	408,758,410	262,577,245	54,232,939	41,283,497	19,486,447	27,313,869
11,912,174	6,746,170	70,824,911	46,655,103	798,562	1,067,802	24,131	56,514
2,885,028	2,081,896	97,703	206,275	20,000	50,000	109,765	—
—	—	231,317	361,980	—	—	—	—
—	—	47,748,226	123,810,045	—	—	—	—
—	—	18,971,734	—	—	—	—	—

—	—	3,247,488	3,492,345	—	—	—	—
21,994,023	8,772,553	38,015,357	46,084,556	3,486,274	3,550,361	1,428,202	1,307,354
385,268	192,439	493,751	621,426	18,937	18,575	1,479	1,023
257,938	136,302	145,517	172,256	1,788	2,883	165	52
—	—	72,808	77,523	—	—	—	—
—	—	10,155,271	17,466,810	—	—	—	—
—	—	790,659	—	—	—	—	—

—	—	(14,782,590)	(14,726,679)	—	—	—	—
(236,710,863)	(37,944,099)	(791,144,930)	(386,195,865)	(93,314,750)	(22,917,062)	(16,783,301)	(7,000,804)
(10,841,358)	(3,630,803)	(72,708,092)	(49,172,383)	(683,590)	(949,984)	(2,487)	(5,873)
(2,079,157)	(1,897,532)	(1,315,299)	(1,521,979)	(116,770)	(193,549)	(25)	(9,924)
—	—	(445,486)	(510,835)	—	—	—	—
—	—	(275,234,470)	(72,925,247)	—	—	—	—
—	—	(2,449,421)	—	—	—	—	—
143,591,155	188,593,901	(547,346,093)	(18,414,810)	(35,556,610)	21,912,523	4,264,376	21,662,211
104,315,169	196,117,464	(759,414,333)	48,886,612	(61,064,557)	27,257,943	(6,977,535)	21,125,405

358,164,143	162,046,679	1,603,140,954	1,554,254,342	146,404,368	119,146,425	83,988,623	62,863,218
$462,479,312	$358,164,143	$843,726,621	$1,603,140,954	$85,339,811	$146,404,368	$77,011,088	$83,988,623

Statements of Changes in Net Assets (cont’d)
Neuberger Berman Income Funds (cont’d)

	Municipal Intermediate Bond Fund		Short Duration Bond Fund
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$4,026,995	$4,397,006	$4,360,310	$2,187,570
Net realized gain/(loss) on investments	(2,684,769)	1,617,047	(2,006,758)	850,988
Change in net unrealized appreciation/(depreciation) of investments	(25,692,636)	769,110	(13,111,482)	(442,770)
Net increase/(decrease) in net assets resulting from operations	(24,350,410)	6,783,163	(10,757,930)	2,595,788
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(253,002)	(271,885)	(552,055)	(586,880)
Trust Class	—	—	(76,230)	(76,663)
Institutional Class	(4,871,836)	(5,092,636)	(4,268,979)	(1,929,967)
Class A	(42,002)	(47,696)	(68,117)	(51,884)
Class C	(17,786)	(22,399)	(31,916)	(34,118)
Class R6	—	—	—	—
Tax return of capital:
Investor Class	(25,855)	—	(34,841)	—
Trust Class	—	—	(5,430)	—
Institutional Class	(465,089)	—	(261,331)	—
Class A	(4,867)	—	(4,861)	—
Class C	(2,790)	—	(3,178)	—
Class R6	—	—	—	—
Total distributions to shareholders	(5,683,227)	(5,434,616)	(5,306,938)	(2,679,512)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	269,071	883,142	1,261,353	1,135,706
Trust Class	—	—	173,745	1,467,377
Institutional Class	52,962,717	35,258,991	140,217,436	59,635,657
Class A	883,741	342,439	1,343,165	855,767
Class C	81,180	173,626	361,264	407,174
Class R6	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	235,557	227,734	562,175	561,742
Trust Class	—	—	81,607	76,415
Institutional Class	4,464,720	1,477,235	4,520,260	1,925,130
Class A	22,560	23,251	63,310	43,709
Class C	15,794	17,769	34,935	33,823
Class R6	—	—	—	—
Payments for shares redeemed:
Investor Class	(1,939,013)	(1,573,568)	(2,733,044)	(2,572,652)
Trust Class	—	—	(727,824)	(1,199,388)
Institutional Class	(98,700,280)	(20,731,129)	(73,597,796)	(27,186,297)
Class A	(431,143)	(942,859)	(307,587)	(358,386)
Class C	(1,092,185)	(564,406)	(572,666)	(970,572)
Class R6	—	—	—	—
Net increase/(decrease) from Fund share transactions	(43,227,281)	14,592,225	70,680,333	33,855,205
Net Increase/(Decrease) in Net Assets	(73,260,918)	15,940,772	54,615,465	33,771,481
Net Assets:
Beginning of year	240,218,348	224,277,576	116,185,156	82,413,675
End of year	$166,957,430	$240,218,348	$170,800,621	$116,185,156
See Notes to Financial Statements

Strategic Income Fund
Fiscal Year Ended	Fiscal Year Ended
October 31, 2022	October 31, 2021

$108,466,045	$96,429,578
(67,189,451)	165,462,249
(484,027,628)	(22,628,285)
(442,751,034)	239,263,542

—	—
(411,205)	(368,558)
(124,345,886)	(101,609,902)
(5,383,644)	(4,935,557)
(2,354,354)	(2,187,606)
(22,377,773)	(17,230,550)

—	—
(137,554)	—
(39,485,439)	—
(1,863,442)	—
(906,470)	—
(7,017,498)	—
(204,283,265)	(126,332,173)

—	—
230,713	580,952
1,058,782,584	823,251,650
37,052,686	43,486,116
4,426,167	10,686,062
77,169,442	124,512,130

—	—
531,731	357,144
129,532,034	82,763,270
4,813,690	3,101,553
2,880,610	1,952,771
29,255,762	17,216,154

—	—
(1,389,318)	(1,322,540)
(1,274,498,064)	(664,728,371)
(48,102,378)	(44,413,642)
(20,031,467)	(21,796,596)
(58,092,479)	(47,752,308)
(57,438,287)	327,894,345
(704,472,586)	440,825,714

3,209,321,396	2,768,495,682
$2,504,848,810	$3,209,321,396

Notes to Financial Statements Income Funds
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman Income Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940
Act"), and its shares are registered under the Securities Act of 1933, as amended. Each of Neuberger Berman Core Bond Fund ("Core Bond"), Neuberger Berman Emerging Markets Debt Fund ("Emerging Markets Debt"), Neuberger Berman Floating Rate Income Fund ("Floating Rate Income"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Municipal High Income Fund ("Municipal High Income"), Neuberger Berman Municipal Impact Fund ("Municipal Impact"), Neuberger Berman Municipal Intermediate Bond Fund ("Municipal Intermediate Bond"), Neuberger Berman Short Duration Bond Fund ("Short Duration") and Neuberger Berman Strategic Income Fund ("Strategic Income")
(each individually a "Fund", and collectively, the "Funds") is a separate operating series of the Trust. Each Fund is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. Emerging Markets Debt became diversified in March 2022, and Municipal Impact became diversified in June 2018 in connection with its investment strategy change. Four Funds offer Investor Class shares, two offer Trust Class shares, nine offer Institutional Class shares, nine offer Class A shares, nine offer Class C shares, one offers Class R3 shares, three offer Class R6 shares and one offers Class E shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other series of the Trust.
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
2
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds’ investments in equity securities, closed-end funds and exchange-traded funds ("ETFs"), for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:
Corporate Bonds. Inputs used to value corporate debt securities generally include relevant credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").
Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, conversion rates, credit specific details, relevant listed bond and preferred stock prices and Other Market Information.
U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.
U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.
Collateralized Loan Obligations (CLOs): The value of collateralized loan obligations is primarily determined by cash flow data, relevant loan pricing data and market color, and research from market participants and trading desks (Level 2 or 3 inputs).
Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.
High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.
Municipal Debt Securities. Inputs used to value municipal debt securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.
Emerging Markets Debt and Foreign Government Securities. Inputs used to value emerging markets debt and foreign government securities generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).
The value of futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).
The value of bond forward contracts ("bond forwards") is determined by Management by obtaining valuations from independent pricing services using a model that considers the current price of the underlying bond and the forward curve (Level 2 inputs).
The value of interest rate swaps is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the local overnight index swap rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate (Level 2 inputs).
The value of credit default swaps is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).
The value of inflation swaps is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying inflation rates including forward inflation expectation rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying forward inflation curve and reference rate (Level 2 inputs).
The value of forward foreign currency contracts ("forward FX contracts") is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services’ networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).
The value of total return swaps and total return basket swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated benchmark interest rate (Level 2 inputs).
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount each of the Funds might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Funds' valuation designee. As the Funds' valuation designee, Management is responsible for determining fair value in good faith for any and all Fund investments. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

The value of the Funds’ investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. Management has approved the use of ICE Data Services ("ICE") to evaluate the prices of foreign debt securities as of the time as of which a Fund’s share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund’s share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the absence of precise information about the market values of these foreign securities as of the time as of which a Fund’s share price is calculated, Management has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.
3
Foreign currency translations: Core Bond, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration and Strategic Income may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.
4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which certain of the Funds participated as a class member. The amount of such proceeds for the year ended October 31, 2022, was $13 and $24 for Short Duration and Strategic Income, respectively.
5
Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.
ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2022, the Funds did not have any unrecognized tax positions.

For federal income tax purposes, the estimated cost and unrealized appreciation/(depreciation) in value of investments held at October 31, 2022 were as follows:
	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Core Bond	$559,999,012	$621,314	$71,076,116	$(70,454,802)
Emerging Markets Debt	133,305,723	376,100	34,389,233	(34,013,133)
Floating Rate Income	500,638,725	899,707	33,440,213	(32,540,506)
High Income	947,589,989	2,539,693	106,970,932	(104,431,239)
Municipal High Income	99,618,686	166,005	17,046,901	(16,880,896)
Municipal Impact	81,928,865	14,422	8,283,789	(8,269,367)
Municipal Intermediate Bond	178,040,129	406,830	18,018,544	(17,611,714)
Short Duration	182,234,210	428,563	14,197,527	(13,768,964)
Strategic Income	3,550,161,093	8,844,891	530,081,880	(521,236,989)
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds. For the year ended October 31, 2022, the Funds recorded permanent reclassifications primarily related to prior year true up adjustments. For the year ended October 31, 2022, the Funds recorded the following permanent reclassifications:
	Paid-in Capital	Total Distributable Earnings/(Losses)
High Income	$(1)	$1
Municipal High Income	(3)	3
The tax character of distributions paid during the years ended October 31, 2022, and October 31, 2021, was as follows:
	Distributions Paid From:
	Ordinary Income		Tax-Exempt Income		Long-Term Capital Gain		Return of Capital		Total
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021
Core Bond	$16,625,905	$22,869,177	$—	$—	$—	$—	$—	$—	$16,625,905	$22,869,177
Emerging Markets Debt	4,449,606	8,073,834	—	—	—	—	3,066,267	—	7,515,873	8,073,834
Floating Rate Income	22,881,344	9,247,730	—	—	—	—	—	—	22,881,344	9,247,730
High Income	62,512,883	78,514,291	—	—	—	—	—	—	62,512,883	78,514,291
Municipal High Income	61,589	38,830	3,465,117	3,547,962	—	—	—	—	3,526,706	3,586,792
Municipal Impact	134,403	6,863	1,382,566	1,133,919	44,470	263,414	—	—	1,561,439	1,404,196
Municipal Intermediate Bond	435,712	206,895	3,772,717	4,370,188	976,197	857,533	498,601	—	5,683,227	5,434,616
Short Duration	4,997,297	2,679,512	—	—	—	—	309,641	—	5,306,938	2,679,512
Strategic Income	143,506,946	126,332,173	—	—	11,365,916	—	49,410,403	—	204,283,265	126,332,173

As of October 31, 2022, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Core Bond	$260,699	$—	$—	$(70,455,764)	$(41,778,428)	$(107,165)	$(112,080,658)
Emerging Markets Debt	—	—	—	(34,153,411)	(31,225,935)	(24,661)	(65,404,007)
Floating Rate Income	257,088	—	—	(32,656,888)	(37,809,034)	(97,161)	(70,305,995)
High Income	119,303	—	—	(104,431,239)	(231,866,862)	(554,202)	(336,733,000)
Municipal High Income	—	396,025	—	(16,880,897)	(5,071,799)	(11,906)	(21,568,577)
Municipal Impact	—	7,944	—	(8,269,367)	(70,735)	(11,485)	(8,343,643)
Municipal Intermediate Bond	—	—	—	(17,611,714)	(2,684,769)	(36,744)	(20,333,227)
Short Duration	—	—	—	(13,768,964)	(7,768,774)	(5,534)	(21,543,272)
Strategic Income	—	—	—	(520,762,385)	(38,077,490)	(2,441,082)	(561,280,957)
The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and/or recognized on wash sales and straddles; timing differences of fund level distributions, mark-to-market adjustments on swaps, futures and forward FX contracts, amortization of bond premium, defaulted bond adjustments, amortization of organizational expenses and tax adjustments related to swap contracts and other investments.
To the extent each Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2022, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:
	Capital Loss Carryforwards
	Long-Term	Short-Term
Core Bond	$17,243,547	$24,506,599
Emerging Markets Debt	17,278,383	13,706,956
Floating Rate Income	25,155,369	12,653,665
High Income	156,697,858	75,169,004
Municipal High Income	1,468,937	3,602,862
Municipal Impact	41,985	28,750
Municipal Intermediate Bond	1,365,642	1,319,127
Short Duration	4,690,580	3,078,194
Strategic Income	—	37,822,553
6
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.
Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. Emerging Markets Debt and Strategic Income accrue capital gains tax on unrealized and realized gains for certain securities. At October 31, 2022, Emerging Markets Debt and Strategic Income had accrued capital gains taxes of $7,495 and $2,152, respectively, which is reflected in the Statements of Assets and Liabilities. For the year ended October 31, 2022, Emerging Markets Debt and Strategic Income had realized capital gains taxes of $14,375 and $8,139, respectively, which is reflected in the Statements of Operations.

As a result of several European Court of Justice ("ECJ") court cases in certain countries across the European Union ("EU"), certain of the Funds may file tax reclaims for previously withheld taxes on dividends earned in those countries ("ECJ tax reclaims"). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims would be reflected as "Interest and other income—unaffiliated issuers" in the Statements of Operations and the cost to file these additional ECJ tax reclaims, if any, would be reflected as "Miscellaneous and other fees" in the Statements of Operations. When the ECJ tax reclaim is "more likely than not" to not be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the Statements of Assets and Liabilities.
7
Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.
8
Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund’s expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.
9
Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.
10
When-issued/delayed delivery securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund’s NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Each Fund may also enter into a TBA agreement and "roll over" such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by a Fund.

11
Reverse repurchase agreements: In a reverse repurchase agreement, a Fund sells portfolio securities to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment to that party. In periods of increased demand for a security, the Fund may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to a Fund. A Fund could lose money if it is unable to recover the securities and the value of the cash collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which a Fund is obligated to repurchase them. Reverse repurchase agreements may be viewed as a form of borrowing by a Fund. When a Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. Management monitors the creditworthiness of counterparties to reverse repurchase agreements.
12
Derivative instruments: Certain Funds' use of derivatives during the year ended October 31, 2022, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at October 31, 2022. The disclosure requirements of ASC 815 "Derivatives and Hedging" ("ASC 815") distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.
The SEC adopted Rule 18f-4 under the 1940 Act which, effective August 19, 2022, regulates the use of derivatives for certain funds registered under the 1940 Act ("Rule 18f-4"). The Funds have adopted a Rule 18f-4 Policy which provides, among other things, that unless a Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, is required to comply with certain value-at-risk based leverage limits and is required to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.
Futures contracts: During the year ended October 31, 2022, Core Bond used futures to manage or adjust the risk profile and investment exposure of the Fund, including to adjust the duration and yield curve exposure of the Fund’s portfolio. During year ended October 31, 2022, Emerging Markets Debt and Short Duration each used futures for economic hedging purposes, including as a maturity or duration management device. During year ended October 31, 2022, Strategic Income used futures to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets, currencies or securities, to adjust the duration of the Fund’s portfolio and to enhance total return.
Futures contracts may include certain options on exchange-traded futures contracts. At the time a Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.
Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed or expire, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange’s clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.
For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund’s losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund’s taxable income.
Bond forward contracts: During the year ended October 31, 2022, Strategic Income used bond forward contracts to obtain economic exposure in the Fund to certain markets and securities. A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments posted as collateral for the bond forward.
Forward foreign currency contracts: During the year ended October 31, 2022, Emerging Markets Debt used forward FX contracts to manage or adjust views on foreign exchange rate movements and currency exposure, to apply foreign exchange leverage, and to gain exposure to markets where the portfolio managers believe these instruments provide better liquidity and value than bonds. During the year ended October 31, 2022, Strategic Income used forward FX contracts to manage or adjust the risk profile for foreign currency exposures in the Fund, to obtain or reduce economic exposure, to establish net short or long positions for markets or securities and to enhance total return.
A forward FX contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward FX contract fluctuates with changes in forward currency exchange rates. Forward FX contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward FX contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward FX contract or enter into a closing transaction involving the purchase or sale of an offsetting forward FX contract. Closing transactions with respect to forward FX contracts are usually performed with the counterparty to the original forward FX contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) on settlement of forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.
Credit default swap contracts: During the year ended October 31, 2022, Emerging Markets Debt used credit default swaps to manage or adjust credit risk of the Fund, to take advantage of the portfolio managers’

views on credit risk, market pricing of credit events and in an effort to leverage risk exposures by selling protection. During the year ended October 31, 2022, Strategic Income used credit default swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. When a Fund is the buyer of a credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation/(depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation/(depreciation) in an amount equal to the daily valuation of swaps. For over-the-counter ("OTC") credit default swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. For financial reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or (depreciation) and net interest received or paid on swap contracts to determine the fair value of swaps.
Interest rate/Inflation swap contracts: During the year ended October 31, 2022, Emerging Markets Debt used interest rate swaps to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers’ views on interest rates and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or are unavailable, and to obtain leveraged rate positions. During the year ended October 31, 2022, Strategic Income used interest rate swaps and inflation swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. Under the terms of interest rate/inflation swaps, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable-rate payment, or the Fund agrees to pay the swap counterparty a variable-rate payment in exchange for the counterparty’s paying the Fund a fixed-rate payment. The fixed-rate and variable-rate payment flows are paid by one party to the other on a periodic basis and netted against each other when applicable. There is no guarantee that these interest rate/inflation swap transactions will be successful in reducing or limiting risk.
Risks may arise if the counterparty to an interest rate/inflation swap contract fails to comply with the terms of its contract. The loss incurred due to the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.
Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. For OTC interest rate/inflation swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. The reclassifications do not impact the Fund’s total net assets or its total net increase (decrease) in net assets resulting from operations.
Centrally cleared swap contracts: Certain clearinghouses currently offer clearing for limited types of derivative transactions. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of the original counterparty. A Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the central clearing party. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps.
Total return basket swap contracts: During the year ended October 31, 2022, Strategic Income used total return basket swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. A Fund may enter into a total return basket swap agreement to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. The Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation/(depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as "financing costs". Positions within the swap are reset periodically, and financing costs are reset according to the terms of the contract. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. For OTC total return basket swaps, cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. A change in the market value of a total return basket swap contract is recognized as a change in unrealized appreciation/(depreciation) on swap contracts in the Statements of Operations. Cash settlements between a Fund and the counterparty are recognized as realized gains (losses) on closing of swap contracts in the Statements of Operations.
Total return swap contracts: During the year ended October 31, 2022, Floating Rate Income and High Income each used total return swaps to enhance liquidity while maintaining exposure to the asset class. During the year ended October 31, 2022, Short Duration used total return swaps for hedging purposes, liquidity management and to manage and adjust the risk profile of the Fund. During the year ended October 31, 2022, Strategic Income used total return swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or (depreciation) in the

Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations. For OTC total return swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty.
Options: During the year ended October 31, 2022, Strategic Income used written options for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. During the year ended October 31, 2022, Strategic Income used purchased options for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return.
Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund’s Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated. For purchased call options, a Fund’s loss is limited to the amount of the option premium paid.
Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund’s Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.
When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that a Fund has written expires unexercised a Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.
At October 31, 2022, the Funds listed below had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:
	Asset Derivatives		Liability Derivatives
Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Core Bond
Futures
Interest rate risk	Receivable/Payable for accumulated variation margin on futures contracts	$215,526	Receivable/Payable for accumulated variation margin on futures contracts	$(508,594)
Emerging Markets Debt
Futures
Interest rate risk	Receivable/Payable for accumulated variation margin on futures contracts	259,795	Receivable/Payable for accumulated variation margin on futures contracts	(320,487)
Forward FX contracts
Currency risk	Receivable for forward foreign currency contracts	1,009,361	Payable for forward foreign currency contracts	(1,012,607)
Centrally cleared swaps
Interest rate risk	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	1,312,953	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	(1,809,301)

	Asset Derivatives		Liability Derivatives
Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Over-the-counter swaps
Interest rate risk	Over-the-counter swap contracts, at value(a)	$97,027	Over-the-counter swap contracts, at value(a)	$(84,427)
Credit Risk	Over-the-counter swap contracts, at value(a)	102,894	Over-the-counter swap contracts, at value(a)	—
Total over-the-counter swaps		199,921		(84,427)
High Income
Over-the-counter swaps
Credit Risk	Over-the-counter swap contracts, at value(a)	142,659	Over-the-counter swap contracts, at value(a)	—
Short Duration
Futures
Interest rate risk	Receivable/Payable for accumulated variation margin on futures contracts	1,036,736	Receivable/Payable for accumulated variation margin on futures contracts	(988,606)
Over-the-counter swaps
Credit Risk	Over-the-counter swap contracts, at value(a)	36,023	Over-the-counter swap contracts, at value(a)	—
Strategic Income
Futures
Interest rate risk	Receivable/Payable for accumulated variation margin on futures contracts	27,261,275	Receivable/Payable for accumulated variation margin on futures contracts	(2,331,358)
Bond forwards
Interest rate risk	Receivable for bond forward contracts	—	Payable for bond forward contracts	(1,084,885)
Forward FX contracts
Currency risk	Receivable for forward foreign currency contracts	1,399,825	Payable for forward foreign currency contracts	(2,705,804)
Centrally cleared swaps
Credit Risk	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	1,665,497	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	(1,350,456)
Over-the-counter swaps
Credit Risk	Over-the-counter swap contracts, at value(a)	361,953	Over-the-counter swap contracts, at value(a)	(14,162,708)

(a)
"Centrally cleared swaps" and "over-the counter swaps" reflect the cumulative unrealized appreciation/(depreciation) of the centrally cleared swap contracts plus accrued interest as of October 31,
2022.

The impact of the use of these derivative instruments on the Statements of Operations during the year ended October 31, 2022, was as follows:
Fund	Net Realized Gain/ (Loss) on Derivatives(a)	Change in Net Unrealized Appreciation/ (Depreciation) on Derivatives(b)
Core Bond
Futures
Interest rate risk	$1,052,771	$88,008
Emerging Markets Debt
Futures
Interest rate risk	839,897	(180,112)
Forward FX contracts
Currency risk	(849,338)	372,874
Swaps
Interest rate risk	199,568,263	144,410
Credit Risk	(75,955)	(89,557)
Total swaps	199,492,308	54,853
Floating Rate Income
Swaps
Credit Risk	(1,477,824)	8,930
High Income
Swaps
Interest rate risk	-	164,003
Credit Risk	(1,405,056)	142,663
Total swaps	(1,405,056)	306,666
Short Duration
Futures
Interest rate risk	991,302	41,636
Swaps
Credit Risk	(828,898)	36,023
Strategic Income
Futures
Interest rate risk	147,068,716	9,666,305
Forward FX contracts
Currency risk	13,139,179	(1,715,379)
Bond forwards
Interest rate risk	(4,892,020)	(1,106,471)
Swaps
Credit Risk	(24,611,045)	(13,415,547)
Options purchased
Credit Risk	(79,500)	-
Options written
Credit Risk	104,400	-

(a)	Net realized gains/(losses) on derivatives are located in the Statements of Operations each under the caption, "Net realized gain/(loss) on:"

Futures	Expiration or closing of futures contracts
Forward FX contracts	Settlement of forward foreign currency contracts
Bond forwards	Settlement of bond forward contracts
Swaps	Expiration or closing of swap contracts
Options purchased	Transactions in investment securities of unaffiliated issuers
Options written	Expiration or closing of option contracts written

(b)	Change in net unrealized appreciation/(depreciation) is located in the Statements of Operations each under the caption, "Change in net unrealized appreciation/(depreciation) in value of:"

Futures	Futures contracts
Forward FX contracts	Forward foreign currency contracts
Bond forwards	Bond forward contracts
Swaps	Swap contracts
While the Funds may receive redeemable preference shares, rights and warrants in connection with their investments in securities, these preference shares, rights and warrants are not considered "derivative instruments" under ASC 815.
Management has concluded that Municipal High Income, Municipal Impact and Municipal Intermediate Bond did not hold any derivative instruments during the year ended October 31, 2022 that require additional disclosures pursuant to ASC 815.
13
Securities lending: Each Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statements of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.
The initial collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and a Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included on the Statements of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following the applicable Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to that Fund.
As of October 31, 2022, the Funds did not have any outstanding loans of securities.
14
Offsetting Assets and Liabilities: The Funds are required to disclose both gross and net information for assets and liabilities related to OTC derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. Emerging Markets Debt, Floating Rate Income, High Income, Short Duration and Strategic Income held one or more of these investments at October 31, 2022. The Funds' OTC derivative assets and liabilities at fair value by type are reported gross in the Statements of Assets and

Liabilities. The following tables present derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by a Fund for assets and pledged by a Fund for liabilities as of October 31, 2022.
Description	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Emerging Markets Debt
Forward FX contracts	$1,009,361	$(1,012,607)
Over-the-counter swap contracts	199,921	(84,427)
Total	$1,209,282	$(1,097,034)
High Income
Over-the-counter swap contracts	$142,659	$—
Total	$142,659	$—
Short Duration
Over-the-counter swap contracts	$36,023	$—
Total	$36,023	$—
Strategic Income
Bond Forward Contracts	$—	$(1,084,885)
Forward FX contracts	1,399,825	(2,705,804)
Over-the-counter swap contracts	361,953	(14,162,708)
Total	$1,761,778	$(17,953,397)

Gross Amounts Not Offset in the Statements of Assets and Liabilities:
	Assets				Liabilities
Counterparty	Gross Amounts Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)	Gross Amounts Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Collateral Pledged(a)	Net Amount(b)
Emerging Markets Debt
BCB	$—	$—	$—	$—	$(95,688)	$—	$—	$(95,688)
BNP	3,480	(3,480)	—	—	(3,724)	3,480	—	(244)
CITI	229,022	(208,707)	(20,315)	—	(208,707)	208,707	—	—
DB	6,071	—	—	6,071	—	—	—	—
GSI	763,779	(338,889)	(180,000)	244,890	(338,889)	338,889	—	—
HSBC	9,709	(9,709)	—	—	(101,290)	9,709	—	(91,581)
JPM	116,809	(116,809)	—	—	(281,080)	116,809	164,271	—
MS	43,550	(17,050)	(9,958)	16,542	(17,050)	17,050	—	—
SCB	34,343	(10,312)	—	24,031	(10,312)	10,312	—	—
SSB	2,519	(2,519)	—	—	(40,294)	2,519	—	(37,775)
Total	$1,209,282	$(707,475)	$(210,273)	$291,534	$(1,097,034)	$707,475	$164,271	$(225,288)
High Income
JPM	$142,659	$—	$—	$142,659	$—	$—	$—	$—
Total	$142,659	$—	$—	$142,659	$—	$—	$—	$—

Gross Amounts Not Offset in the Statements of Assets and Liabilities:
	Assets				Liabilities
Counterparty	Gross Amounts Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)	Gross Amounts Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Collateral Pledged(a)	Net Amount(b)
Short Duration
GSI	$36,023	$—	$—	$36,023	$—	$—	$—	$—
Total	$36,023	$—	$—	$36,023	$—	$—	$—	$—
Strategic Income
BCB	$—	$—	$—	$—	$(130,867)	$—	$110,000	$(20,867)
CITI	348,764	(142,459)	(206,305)	—	(142,459)	142,459	—	—
GSI	502,130	(502,130)	—	—	(16,130,327)	502,130	13,580,000	(2,048,197)
HSBC	3,238	—	—	3,238	—	—	—	—
JPM	905,290	(905,290)	—	—	(1,542,407)	905,290	637,117	—
MS	638	(638)	—	—	(940)	638	—	(302)
SCB	1,718	(1,718)	—	—	(6,397)	1,718	—	(4,679)
Total	$1,761,778	$(1,552,235)	$(206,305)	$3,238	$(17,953,397)	$1,552,235	$14,327,117	$(2,074,045)

(a)	Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.
(b)
A net amount greater than zero represents amounts subject to loss as of October 31, 2022, in the event of a counterparty failure. A net amount less than zero represents amounts under-collateralized to each counterparty as of October 31, 2022.

15
Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.
16
Investment in other funds managed by Neuberger Berman Investment Advisers LLC: Through October 31, 2022, Strategic Income invested in Neuberger Berman Global Monthly Income Fund Ltd. (the "Underlying Fund") via a secondary market transaction (See Note F).
For Strategic Income’s investment in the Underlying Fund, NBIA waived a portion of its management fee equal to the management fee it received from the Underlying Fund on those assets (the "Arrangement"). For the year ended October 31, 2022, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the year ended October 31, 2022, income earned from the Underlying Fund on Strategic Income’s investments is reflected in the Statements of Operations under the caption "Dividend income-affiliated issuers". For the year ended October 31, 2022, management fees waived under this Arrangement and distributions from income and capital gains received from Strategic Income’s investments in the Underlying Fund were as follows:
	Management Fees Waived	Distributions from Income and Capital Gains
Strategic Income	$ 16,084	$ 134,137
17
Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including ETFs, within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4 under the 1940 Act, which the Funds were required to comply with on January 19, 2022, or any other applicable exemptive relief. Prior to the compliance date of Rule 12d1-4, a Fund was permitted to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of exemptive orders. These exemptive orders along with Rule 12d1-2 were rescinded upon the compliance date of Rule 12d1-4. Rule 12d1-4 contains elements from the SEC’s prior exemptive orders permitting fund of funds arrangements, and includes (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.
18
Unfunded loan commitments: The Funds may enter into certain credit agreements all or a portion of which may be unfunded. The Funds are obligated to fund these commitments at the borrower’s discretion. As of October 31, 2022, the value of unfunded loan commitments was $1,025,938 and $231,107 for Floating Rate Income and Strategic Income, respectively, pursuant to the following loan agreements:
Floating Rate Income
Borrower	Principal Amount	Value
Athenahealth, Inc., Term Loan DD, (3M USD LIBOR + 3.50%), 3.50%, due 2/15/2029(a)	$646,377	$589,283
Aveanna Healthcare, LLC, Term Loan DD, (3M USD LIBOR + 3.75%), 3.75%, due 7/17/2028(a)	200,755	160,403
Bright Bidco B.V., Term Loan DD, (3M USD LIBOR + 0.50%), 0.50%, due 2/28/2023(a)	25,554	25,554
Confluent Health, LLC, Term Loan DD, (3M USD LIBOR + 4.00%), 4.00%, due 11/30/2028(a)	142,081	127,340
Refficiency Holdings LLC, Term Loan DD, (3M USD LIBOR + 3.75%), 3.75%, due 12/16/2027(a)	77,212	73,718
Trident TPI Holdings, Inc., Term Loan DD, (3M USD LIBOR + 4.00%), 4.00%, due 9/15/2028(a)	52,450	49,640

Strategic Income
Borrower	Principal Amount	Value
Aveanna Healthcare, LLC, Term Loan DD, (3M USD LIBOR + 3.75%), 3.75%, due 7/17/2028(a)	$289,245	$231,107

(a)
Position is a delayed draw term loan which may be partially or fully unfunded. In accordance with the underlying credit agreement, the interest rate shown reflects the unfunded rate as of October 31, 2022.

19
Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.
Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:
Each Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, each Fund pays NBIA an investment management fee as a percentage of average daily net assets according to the following table:

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Thereafter
For Core Bond:	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.15%
For Emerging Markets Debt:	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
For Floating Rate Income:	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Thereafter
For High Income(a):	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
For Municipal High Income:	0.40%	0.40%	0.375%	0.375%	0.35%	0.325%	0.30%
For Municipal Impact:	0.25%	0.25%	0.225%	0.225%	0.20%	0.175%	0.15%
For Municipal Intermediate Bond:	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%
For Short Duration:	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.15%
For Strategic Income:	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%

(a)
NBIA has contractually agreed to waive its Class E management fee for the below Fund. This undertaking lasts until October 31, 2023 and may not be terminated during its term without the consent of the Board.
Management fees contractually waived pursuant to this waiver for Class E are not subject to recovery by
NBIA.

Fund	Annualized Percentage of Average Daily Net Assets Waived	Effective Date(s)	Management Fees Waived for the Period from January 11, 2022 (Commencement of Operations) to October 31, 2022
High Income	0.48%	1/11/2022	$ 61,846

Accordingly, for the year ended October 31, 2022, the investment management fee pursuant to the
Management Agreement was equivalent to an annual effective rate of each Fund’s average daily net assets, as follows:

Effective Rate
Core Bond	0.18%
High Income	0.48%(a)
Municipal High Income	0.40%
Municipal Impact	0.25%
Short Duration	0.17%
Strategic Income	0.40%

(a)	After management fee waiver (Note A).
Each Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the class level and each share class of a Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.27% for each of Investor Class, Class A, Class C and Class R3; 0.50% for Trust Class of Short Duration; 0.40% for Trust Class of Strategic Income; 0.15% for Institutional Class; and 0.05% for Class R6, each as a percentage of its average daily net assets. Class E shares do not pay an administration fee. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations.

At October 31, 2022, contingent liabilities to NBIA under the agreements were as follows:
			Expenses Reimbursed in Year Ended October 31,
			2020	2021	2022
			Subject to Repayment until October 31,
Class	Contractual Expense Limitation(a)	Expiration	2023	2024	2025
Core Bond Investor Class	0.78%(b)	10/31/25	$24,104	$13,198	$17,290
Core Bond Institutional Class	0.38%(b)	10/31/25	254,794	212,423	219,953
Core Bond Class A	0.78%(b)	10/31/25	7,793	3,024	3,834
Core Bond Class C	1.53%(b)	10/31/25	998	516	511
Core Bond Class R6	0.28%(b)	10/31/25	1,676	2,056	4,462
Emerging Markets Debt Institutional Class	0.78%	10/31/25	363,531	333,789	347,064
Emerging Markets Debt Class A	1.15%	10/31/25	5,716	2,562	1,777
Emerging Markets Debt Class C	1.90%	10/31/25	1,193	1,321	1,843
Floating Rate Income Institutional Class	0.60%(b)	10/31/25	385,554	436,784	494,544
Floating Rate Income Class A	0.97%(b)	10/31/25	15,631	17,310	15,422
Floating Rate Income Class C	1.72%(b)	10/31/25	20,399	11,014	8,329
High Income Investor Class	1.00%	10/31/25	—	—	—
High Income Institutional Class	0.75%	10/31/25	—	—	—
High Income Class A	1.12%	10/31/25	—	—	—
High Income Class C	1.87%	10/31/25	—	—	—
High Income Class R3	1.37%	10/31/25	—	—	—
High Income Class R6	0.65%	10/31/25	—	—	—
Municipal High Income Institutional Class	0.50%	10/31/25	359,725	339,041	368,149
Municipal High Income Class A	0.87%	10/31/25	3,325	3,504	6,041
Municipal High Income Class C	1.62%	10/31/25	1,390	754	2,728
Municipal Impact Institutional Class	0.43%	10/31/25	299,893	280,447	315,217
Municipal Impact Class A	0.80%	10/31/25	248	542	2,788
Municipal Impact Class C	1.55%	10/31/25	149	187	2,471
Municipal Intermediate Bond Investor Class	0.45%(b)	10/31/25	26,332	18,508	22,599
Municipal Intermediate Bond Institutional Class	0.30%(b)	10/31/25	315,219	299,074	306,017
Municipal Intermediate Bond Class A	0.67%(b)	10/31/25	3,397	3,614	5,749
Municipal Intermediate Bond Class C	1.42%(b)	10/31/25	4,117	2,706	4,207
Short Duration Investor Class	0.54%(b)	10/31/25	97,811	80,344	50,129
Short Duration Trust Class	0.64%(b)	10/31/25	10,631	12,731	8,606
Short Duration Institutional Class	0.34%(b)	10/31/25	249,736	246,584	319,603
Short Duration Class A	0.71%(b)	10/31/25	4,533	7,874	6,186
Short Duration Class C	1.46%(b)	10/31/25	7,744	7,242	4,014
Strategic Income Trust Class	0.94%	10/31/25	6,415	3,911	4,533
Strategic Income Institutional Class	0.59%	10/31/25	293,431	202,570	209,081
Strategic Income Class A	0.99%	10/31/25	—	—	—
Strategic Income Class C	1.69%	10/31/25	31,253	22,219	18,239
Strategic Income Class R6	0.49%	10/31/25	43,096	33,341	40,769

(a)	Expense limitation per annum of the respective class’s average daily net assets.

(b)	Classes that have had changes to their respective limitations are noted below.

Class	Expense limitation	Prior to
Core Bond Investor Class	0.85%	01/15/20
Core Bond Institutional Class	0.45%	01/15/20
Core Bond Class A	0.85%	01/15/20
Core Bond Class C	1.60%	01/15/20
Core Bond Class R6	0.35%	01/15/20
Floating Rate Income Institutional Class	0.70%	01/15/21
Floating Rate Income Class A	1.07%	01/15/21
Floating Rate Income Class C	1.82%	01/15/21
Municipal Intermediate Bond Investor Class	0.58%	09/12/19
Municipal Intermediate Bond Institutional Class	0.43%	09/12/19
Municipal Intermediate Bond Class A	0.80%	09/12/19
Municipal Intermediate Bond Class C	1.55%	09/12/19
Short Duration Investor Class	0.59%	02/28/20
Short Duration Trust Class	0.69%	02/28/20
Short Duration Institutional Class	0.39%	02/28/20
Short Duration Class A	0.76%	02/28/20
Short Duration Class C	1.51%	02/28/20
Each Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class’s annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.
During the year ended October 31, 2022, the following classes repaid NBIA under these agreements as follows:
Class	Expenses Repaid to NBIA
High Income Class A	$4,199
Strategic Income Class A	8,697
Neuberger Berman Europe Limited ("NBEL"), as the sub-adviser to Emerging Markets Debt, is retained by NBIA to choose the Fund’s investments and handle its day-to-day business for the portion of the Fund’s assets allocated to it by NBIA, and receives a monthly fee paid by NBIA. As investment manager, NBIA is responsible for overseeing the investment activities of NBEL. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBEL and/or NBIA.
Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears the advertising and promotion expenses.
However, the Distributor receives fees from Core Bond’s Investor Class, Strategic Income’s Trust Class, High Income’s Class R3, and each Fund’s Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor’s activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.25% of Core Bond Investor Class’, and each Fund's Class A's average daily net assets; 0.10% of Strategic

Income Trust Class’ average daily net assets; 0.50% of High Income Class R3’s average daily net assets; and 1.00% of each Fund's Class C's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust’s Plans comply with those rules.
Class A shares of each Fund (except Short Duration) are generally sold with an initial sales charge of up to 4.25%. Class A shares of Short Duration are generally sold with an initial sales charge of up to 2.50%. Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.
For the year ended October 31, 2022, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:
	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Core Bond Class A	$765	$—	$—	$—
Core Bond Class C	—	—	—	—
Emerging Markets Debt Class A	36	—	—	—
Emerging Markets Debt Class C	—	94	—	—
Floating Rate Income Class A	9,842	—	—	—
Floating Rate Income Class C	—	1,493	—	—
High Income Class A	76	—	—	—
High Income Class C	—	191	—	—
Municipal High Income Class A	228	—	—	—
Municipal High Income Class C	—	—	—	—
Municipal Impact Class A	—	—	—	—
Municipal Impact Class C	—	—	—	—
Municipal Intermediate Bond Class A	—	—	—	—
Municipal Intermediate Bond Class C	—	—	—	—
Short Duration Class A	148	—	—	—
Short Duration Class C	—	70	—	—
Strategic Income Class A	4,616	—	—	—
Strategic Income Class C	—	9,835	—	—
Note C—Securities Transactions:
During the year ended October 31, 2022, there were purchase and sale transactions of long-term securities (excluding swaps, bond forwards, forward FX contracts, futures and options written) as follows:
	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Core Bond	$1,084,759,352	$173,650,147	$1,154,010,962	$168,795,990

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Emerging Markets Debt	$—	$78,341,578	$—	$128,205,963
Floating Rate Income	—	317,682,262	—	198,736,189
High Income	—	805,118,254	—	1,301,405,606
Municipal High Income	—	96,221,517	—	128,622,148
Municipal Impact	—	21,719,196	—	16,102,635
Municipal Intermediate Bond	—	99,152,017	—	151,979,188
Short Duration	31,402,589	135,052,375	26,482,162	82,399,498
Strategic Income	9,400,874,522	1,391,783,451	9,659,802,487	885,912,687
During the year ended October 31, 2022, no brokerage commissions on securities transactions were paid to affiliated brokers.
Note D—Fund Share Transactions:
Share activity for the years ended October 31, 2022, and October 31, 2021, was as follows:
	For the Year Ended October 31, 2022				For the Year Ended October 31, 2021
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Core Bond
Investor Class	47,611	29,687	(174,936)	(97,638)	202,967	45,090	(249,159)	(1,102)
Institutional Class	23,931,139	1,213,734	(31,605,166)	(6,460,293)	21,482,101	1,277,846	(11,692,810)	11,067,137
Class A	612,644	47,947	(634,059)	26,532	709,333	68,226	(757,602)	19,957
Class C	115,714	1,949	(73,657)	44,006	14,968	3,863	(76,663)	(57,832)
Class R6	1,527,147	23,929	(701,988)	849,088	459,914	10,331	(77,967)	392,278
Emerging Markets Debt
Institutional Class	9,760,122	1,025,586	(21,099,422)	(10,313,714)	10,459,996	941,125	(2,712,110)	8,689,011
Class A	402,179	2,524	(389,647)	15,056	49,142	4,545	(154,797)	(101,110)
Class C	41,958	3,371	(17,631)	27,698	25,789	2,108	(16,530)	11,367
Floating Rate Income
Institutional Class	37,167,744	2,360,888	(25,241,646)	14,286,986	21,946,079	898,825	(3,887,197)	18,957,707
Class A	1,244,849	41,299	(1,144,157)	141,991	689,810	19,723	(372,300)	337,233
Class C	300,547	27,688	(222,435)	105,800	213,041	13,988	(194,735)	32,294
High Income
Investor Class	1,436,421	414,883	(1,849,549)	1,755	586,328	399,504	(1,687,734)	(701,902)
Institutional Class	51,728,243	4,814,373	(100,724,430)	(44,181,814)	29,992,787	5,265,773	(44,116,441)	(8,857,881)
Class A	8,809,843	62,983	(9,026,238)	(153,412)	5,338,271	71,083	(5,619,406)	(210,052)
Class C	12,060	18,501	(167,996)	(137,435)	23,547	19,678	(174,049)	(130,824)
Class R3	30,120	9,294	(56,436)	(17,022)	41,284	8,861	(58,383)	(8,238)
Class R6	5,843,593	1,273,724	(33,302,039)	(26,184,722)	14,283,297	1,993,997	(8,316,990)	7,960,304

	For the Year Ended October 31, 2022				For the Year Ended October 31, 2021
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class E(a)	2,217,788	102,820	(315,346)	2,005,262	—	—	—	—
Municipal High Income
Institutional Class	5,608,928	352,255	(9,735,844)	(3,774,661)	3,786,581	327,918	(2,127,296)	1,987,203
Class A	81,185	1,930	(71,015)	12,100	101,463	1,718	(89,281)	13,900
Class C	1,830	181	(11,004)	(8,993)	4,612	266	(18,605)	(13,727)
Municipal Impact
Institutional Class	1,151,938	85,665	(1,016,107)	221,496	1,526,008	73,198	(391,585)	1,207,621
Class A	1,537	89	(143)	1,483	3,182	57	(329)	2,910
Class C	6,684	10	(2)	6,692	—	2	(553)	(551)
Municipal Intermediate Bond
Investor Class	22,977	20,578	(170,691)	(127,136)	72,387	18,670	(129,316)	(38,259)
Institutional Class	4,823,539	392,497	(8,876,490)	(3,660,454)	2,892,360	121,238	(1,700,064)	1,313,534
Class A	81,468	1,998	(38,430)	45,036	28,100	1,909	(77,084)	(47,075)
Class C	6,697	1,357	(99,630)	(91,576)	14,334	1,459	(46,183)	(30,390)
Short Duration
Investor Class	172,104	76,933	(371,276)	(122,239)	145,061	71,935	(329,185)	(112,189)
Trust Class	24,750	11,719	(103,295)	(66,826)	197,511	10,268	(161,235)	46,544
Institutional Class	18,974,352	621,976	(10,079,258)	9,517,070	7,657,872	246,779	(3,480,304)	4,424,347
Class A	195,903	9,170	(44,483)	160,590	115,159	5,878	(48,235)	72,802
Class C	50,402	5,022	(82,856)	(27,432)	54,784	4,544	(130,344)	(71,016)
Strategic Income
Trust Class	22,655	51,168	(137,492)	(63,669)	50,823	31,214	(116,031)	(33,994)
Institutional Class	102,022,313	12,483,221	(126,782,602)	(12,277,068)	71,981,276	7,229,889	(58,111,498)	21,099,667
Class A	3,593,333	464,248	(4,551,617)	(494,036)	3,796,566	270,727	(3,874,125)	193,168
Class C	416,521	275,379	(1,953,271)	(1,261,371)	935,203	170,613	(1,906,545)	(800,729)
Class R6	7,491,617	2,832,059	(5,750,786)	4,572,890	10,914,603	1,505,149	(4,229,899)	8,189,853

(a)	Period from January 11, 2022 (Commencement of Operations) to October 31, 2022.
Note E—Line of Credit:
At October 31, 2022, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily simple Secured Overnight Financing Rate ("SOFR") plus 1.10% per annum, and (c) an overnight bank funding rate plus 1.00% per annum; provided that should the Administrative Agent of the Credit Facility determine that the daily simple SOFR rate is unavailable, then the interest rate option described in (b) shall be replaced with a benchmark replacement determined to be applicable by such Administrative Agent. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at October 31, 2022.
During the year ended October 31, 2022, the following Funds had borrowings under the Credit Facility:
Fund	Number of Days Borrowed	Greatest Amount Borrowed	Average Interest Rate	Interest Paid (a)
Floating Rate Income	21	$4,500,000	1.10%	$2,825
Municipal High Income	42	$18,500,000	1.98%	$20,189

(a)	Interest paid is reflected in the Statements of Operations under the caption "Interest."
Note F—Investments in Affiliates(a):
	Value at October 31, 2021	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Persons	Net Realized Gain/(Loss) from Investments in Affiliated Persons	Distributions from Investments in Affiliated Persons(b)	Shares Held at October 31, 2022	Value at October 31, 2022
Strategic Income
Neuberger Berman Global Monthly Income Fund Ltd.	$2,430,881	$—	$—	$(724,331)	$—	$134,137	1,973,605	$1,706,550
Sub-total for affiliates held as of 10/31/22(c)	$2,430,881	$—	$—	$(724,331)	$—	$134,137		$1,706,550

(a)	Affiliated persons, as defined in the 1940 Act.
(b)	Distributions received include distributions from net investment income and net realized capital gains, if any, from other investment companies managed by NBIA.
(c)	At October 31, 2022, these securities amounted to 0.07% of net assets of Strategic Income.
Other: At October 31, 2022, affiliated persons owned outstanding shares of the following Funds:

Affiliated Person(s) Percentage Ownership of Outstanding Shares
Core Bond	0.00%
Emerging Markets Debt	5.50%
High Income	0.00%
Municipal High Income	0.04%
Affiliated Person(s) Percentage Ownership of Outstanding Shares
Municipal Impact	0.06%
Municipal Intermediate Bond	0.00%
Strategic Income	1.38%
Note G—Recent Accounting Pronouncements:
In January 2021, the FASB issued Accounting Standards Update No. 2021-01 ("ASU 2021-01"), "Reference Rate Reform (Topic 848)". ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund’s financial statements.
In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.
Note H—Other Matters:
Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact certain issuers of the securities held by the Funds and in turn, may impact the financial performance of the Funds.
Russia's Invasion of Ukraine: Russia’s invasion of Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia. The current events have had, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund's investments beyond any direct exposure to Russian or Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.

Financial Highlights
The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Assets with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
Core Bond Fund
Investor Class
10/31/2022	$10.61	$0.20	$(1.94)	$(1.74)	$(0.26)	$—	$—
10/31/2021	$10.91	$0.13	$(0.02)	$0.11	$(0.23)	$(0.18)	$—
10/31/2020	$10.51	$0.23	$0.47	$0.70	$(0.30)	$—	$—
10/31/2019	$9.77	$0.26	$0.78	$1.04	$(0.24)	$—	$(0.06)
10/31/2018	$10.31	$0.23	$(0.52)	$(0.29)	$(0.22)	$—	$(0.03)

Institutional Class
10/31/2022	$10.63	$0.24	$(1.96)	$(1.72)	$(0.29)	$—	$—
10/31/2021	$10.94	$0.17	$(0.03)	$0.14	$(0.27)	$(0.18)	$—
10/31/2020	$10.53	$0.27	$0.49	$0.76	$(0.35)	$—	$—
10/31/2019	$9.79	$0.30	$0.79	$1.09	$(0.29)	$—	$(0.06)
10/31/2018	$10.34	$0.28	$(0.54)	$(0.26)	$(0.26)	$—	$(0.03)

Class A
10/31/2022	$10.60	$0.20	$(1.96)	$(1.76)	$(0.25)	$—	$—
10/31/2021	$10.90	$0.13	$(0.02)	$0.11	$(0.23)	$(0.18)	$—
10/31/2020	$10.50	$0.23	$0.47	$0.70	$(0.30)	$—	$—
10/31/2019	$9.76	$0.26	$0.78	$1.04	$(0.24)	$—	$(0.06)
10/31/2018	$10.30	$0.23	$(0.52)	$(0.29)	$(0.22)	$—	$(0.03)

Class C
10/31/2022	$10.61	$0.13	$(1.96)	$(1.83)	$(0.18)	$—	$—
10/31/2021	$10.91	$0.05	$(0.02)	$0.03	$(0.15)	$(0.18)	$—
10/31/2020	$10.51	$0.15	$0.47	$0.62	$(0.22)	$—	$—
10/31/2019	$9.77	$0.19	$0.78	$0.97	$(0.17)	$—	$(0.06)
10/31/2018	$10.31	$0.16	$(0.52)	$(0.36)	$(0.15)	$—	$(0.03)

Class R6
10/31/2022	$10.63	$0.26	$(1.97)	$(1.71)	$(0.30)	$—	$—
10/31/2021	$10.94	$0.18	$(0.03)	$0.15	$(0.28)	$(0.18)	$—
10/31/2020	$10.53	$0.28	$0.49	$0.77	$(0.36)	$—	$—
Period from 1/18/2019[f] to 10/31/2019	$9.93	$0.24	$0.65	$0.89	$(0.23)	$—	$(0.06)
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Year	Total Return[b]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.26)	$8.61	(16.65)%	$10.3	0.93%	0.78%	2.04%	164%[d]
$(0.41)	$10.61	0.97%[e]	$13.7	0.88%	0.78%	1.17%	151%[d]
$(0.30)	$10.91	6.76%	$14.1	0.99%	0.80%	2.12%	111%[d]
$(0.30)	$10.51	10.81%[e]	$11.3	1.12%	0.85%	2.60%	147%[d]
$(0.25)	$9.77	(2.83)%[e]	$9.8	1.12%	0.86%	2.32%	136%[d]

$(0.29)	$8.62	(16.37)%	$413.1	0.43%	0.38%	2.42%	164%[d]
$(0.45)	$10.63	1.28%[e]	$578.1	0.43%	0.38%	1.56%	151%[d]
$(0.35)	$10.94	7.28%	$473.5	0.46%	0.40%	2.51%	111%[d]
$(0.35)	$10.53	11.24%[e]	$332.3	0.55%	0.45%	2.98%	147%[d]
$(0.29)	$9.79	(2.52)%[e]	$373.3	0.54%	0.46%	2.73%	136%[d]

$(0.25)	$8.59	(16.76)%	$18.5	0.80%	0.78%	2.06%	164%[d]
$(0.41)	$10.60	0.97%[e]	$22.6	0.80%	0.78%	1.16%	151%[d]
$(0.30)	$10.90	6.76%	$23.0	0.84%	0.80%	2.11%	111%[d]
$(0.30)	$10.50	10.82%[e]	$19.4	0.93%	0.85%	2.60%	147%[d]
$(0.25)	$9.76	(2.83)%[e]	$18.3	0.92%	0.86%	2.32%	136%[d]

$(0.18)	$8.60	(17.37)%	$1.5	1.58%	1.53%	1.33%	164%[d]
$(0.33)	$10.61	0.22%[e]	$1.4	1.57%	1.53%	0.43%	151%[d]
$(0.22)	$10.91	5.97%	$2.1	1.59%	1.55%	1.39%	111%[d]
$(0.23)	$10.51	9.99%[e]	$2.2	1.68%	1.60%	1.85%	147%[d]
$(0.18)	$9.77	(3.55)%[e]	$2.2	1.67%	1.61%	1.56%	136%[d]

$(0.30)	$8.62	(16.29)%	$13.1	0.34%	0.28%	2.78%	164%[d]
$(0.46)	$10.63	1.39%[e]	$7.2	0.33%	0.29%	1.64%	151%[d]
$(0.36)	$10.94	7.38%	$3.1	0.37%	0.30%	2.63%	111%[d]
$(0.29)	$10.53	9.06%[e],g	$3.4	0.50%[h]	0.36%[h]	2.94%[h]	147%[d],i

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
Emerging Markets Debt Fund
Institutional Class
10/31/2022	$8.15	$0.35	$(2.06)	$(1.71)	$(0.20)	$—	$(0.14)
10/31/2021	$8.20	$0.35	$(0.06)	$0.29	$(0.34)	$—	$—
10/31/2020	$8.63	$0.39	$(0.45)	$(0.06)	$(0.13)	$—	$(0.24)
10/31/2019	$8.03	$0.45	$0.59	$1.04	$(0.27)	$—	$(0.17)
10/31/2018	$9.02	$0.46	$(0.99)	$(0.53)	$(0.29)	$—	$(0.17)

Class A
10/31/2022	$8.14	$0.32	$(2.06)	$(1.74)	$(0.17)	$—	$(0.14)
10/31/2021	$8.19	$0.31	$(0.05)	$0.26	$(0.31)	$—	$—
10/31/2020	$8.62	$0.36	$(0.45)	$(0.09)	$(0.10)	$—	$(0.24)
10/31/2019	$8.02	$0.42	$0.59	$1.01	$(0.24)	$—	$(0.17)
10/31/2018	$9.01	$0.42	$(0.98)	$(0.56)	$(0.26)	$—	$(0.17)

Class C
10/31/2022	$8.14	$0.27	$(2.06)	$(1.79)	$(0.12)	$—	$(0.14)
10/31/2021	$8.20	$0.25	$(0.06)	$0.19	$(0.25)	$—	$—
10/31/2020	$8.62	$0.29	$(0.43)	$(0.14)	$(0.04)	$—	$(0.24)
10/31/2019	$8.02	$0.36	$0.59	$0.95	$(0.18)	$—	$(0.17)
10/31/2018	$9.01	$0.36	$(0.99)	$(0.63)	$(0.19)	$—	$(0.17)

Floating Rate Income Fund
Institutional Class
10/31/2022	$9.80	$0.48	$(0.77)	$(0.29)	$(0.46)	$—	$—
10/31/2021	$9.40	$0.36	$0.40	$0.76	$(0.36)	$—	$—
10/31/2020	$9.55	$0.41	$(0.15)	$0.26	$(0.41)	$—	$(0.00)
10/31/2019	$9.85	$0.50	$(0.30)	$0.20	$(0.50)	$—	$—
10/31/2018	$9.94	$0.43	$(0.09)	$0.34	$(0.43)	$—	$—

Class A
10/31/2022	$9.80	$0.43	$(0.75)	$(0.32)	$(0.43)	$—	$—
10/31/2021	$9.40	$0.32	$0.40	$0.72	$(0.32)	$—	$—
10/31/2020	$9.55	$0.37	$(0.15)	$0.22	$(0.37)	$—	$(0.00)
10/31/2019	$9.85	$0.46	$(0.29)	$0.17	$(0.47)	$—	$—
10/31/2018	$9.94	$0.39	$(0.09)	$0.30	$(0.39)	$—	$—

Class C
10/31/2022	$9.79	$0.36	$(0.74)	$(0.38)	$(0.36)	$—	$—
10/31/2021	$9.40	$0.25	$0.39	$0.64	$(0.25)	$—	$—
10/31/2020	$9.55	$0.31	$(0.16)	$0.15	$(0.30)	$—	$(0.00)
10/31/2019	$9.85	$0.39	$(0.30)	$0.09	$(0.39)	$—	$—
10/31/2018	$9.94	$0.31	$(0.08)	$0.23	$(0.32)	$—	$—
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Year	Total Return[b]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.34)	$6.10	(21.48)%	$103.8	1.02%	0.81%	4.91%	55%
$(0.34)	$8.15	3.49%	$222.8	0.96%	0.79%	4.08%	59%
$(0.37)	$8.20	(0.62)%	$153.0	1.02%	0.79%[j]	4.69%	86%
$(0.44)	$8.63	13.26%	$158.5	1.00%	0.79%	5.36%	68%
$(0.46)	$8.03	(6.15)%	$194.8	1.00%	0.79%	5.28%	86%

$(0.31)	$6.09	(21.82)%	$0.5	1.55%	1.16%	4.60%	55%
$(0.31)	$8.14	3.10%	$0.5	1.39%	1.16%	3.69%	59%
$(0.34)	$8.19	(1.01)%	$1.3	1.42%	1.16%[j]	4.33%	86%
$(0.41)	$8.62	12.85%	$3.2	1.38%	1.16%	5.01%	68%
$(0.43)	$8.02	(6.51)%	$8.8	1.39%	1.16%	4.88%	86%

$(0.26)	$6.09	(22.39)%	$0.6	2.19%	1.91%	3.86%	55%
$(0.25)	$8.14	2.21%	$0.6	2.12%	1.91%	2.95%	59%
$(0.28)	$8.20	(1.62)%	$0.5	2.16%	1.91%[j]	3.52%	86%
$(0.35)	$8.62	12.01%	$0.4	2.14%	1.91%	4.25%	68%
$(0.36)	$8.02	(7.21)%	$0.5	2.14%	1.91%	4.15%	86%

$(0.46)	$9.05	(2.96)%	$444.7	0.72%	0.60%	5.04%	46%
$(0.36)	$9.80	8.12%	$341.3	0.80%	0.62%	3.67%	49%
$(0.41)	$9.40	2.82%	$149.4	0.93%	0.70%	4.41%	81%
$(0.50)	$9.55	2.12%	$206.8	0.89%	0.71%[j]	5.16%	60%
$(0.43)	$9.85	3.45%	$333.4	0.85%	0.70%	4.31%	55%

$(0.43)	$9.05	(3.33)%	$11.1	1.11%	0.97%	4.59%	46%
$(0.32)	$9.80	7.72%	$10.6	1.20%	0.99%	3.29%	49%
$(0.37)	$9.40	2.45%	$7.0	1.34%	1.07%	4.00%	81%
$(0.47)	$9.55	1.75%	$6.5	1.29%	1.08%[j]	4.80%	60%
$(0.39)	$9.85	3.07%	$20.3	1.23%	1.07%	3.94%	55%

$(0.36)	$9.05	(3.97)%	$6.7	1.84%	1.72%	3.82%	46%
$(0.25)	$9.79	6.81%	$6.2	1.94%	1.75%	2.54%	49%
$(0.30)	$9.40	1.68%	$5.6	2.06%	1.82%	3.30%	81%
$(0.39)	$9.55	0.99%	$11.6	2.02%	1.84%[j]	4.07%	60%
$(0.32)	$9.85	2.30%	$16.7	1.97%	1.82%	3.17%	55%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
High Income Bond Fund
Investor Class
10/31/2022	$8.68	$0.40	$(1.39)	$(0.99)	$(0.41)	$—	$—
10/31/2021	$8.33	$0.40	$0.36	$0.76	$(0.41)	$—	$—
10/31/2020	$8.52	$0.41	$(0.18)	$0.23	$(0.42)	$—	$—
10/31/2019	$8.35	$0.46	$0.17	$0.63	$(0.46)	$—	$—
10/31/2018	$8.79	$0.45	$(0.44)	$0.01	$(0.45)	$—	$—

Institutional Class
10/31/2022	$8.69	$0.41	$(1.39)	$(0.98)	$(0.42)	$—	$—
10/31/2021	$8.34	$0.42	$0.36	$0.78	$(0.43)	$—	$—
10/31/2020	$8.53	$0.43	$(0.19)	$0.24	$(0.43)	$—	$—
10/31/2019	$8.36	$0.47	$0.17	$0.64	$(0.47)	$—	$—
10/31/2018	$8.80	$0.47	$(0.44)	$0.03	$(0.47)	$—	$—

Class A
10/31/2022	$8.68	$0.38	$(1.39)	$(1.01)	$(0.39)	$—	$—
10/31/2021	$8.33	$0.38	$0.36	$0.74	$(0.39)	$—	$—
10/31/2020	$8.52	$0.39	$(0.19)	$0.20	$(0.39)	$—	$—
10/31/2019	$8.35	$0.44	$0.16	$0.60	$(0.43)	$—	$—
10/31/2018	$8.79	$0.43	$(0.44)	$(0.01)	$(0.43)	$—	$—

Class C
10/31/2022	$8.70	$0.33	$(1.40)	$(1.07)	$(0.33)	$—	$—
10/31/2021	$8.34	$0.32	$0.37	$0.69	$(0.33)	$—	$—
10/31/2020	$8.54	$0.33	$(0.19)	$0.14	$(0.34)	$—	$—
10/31/2019	$8.36	$0.38	$0.18	$0.56	$(0.38)	$—	$—
10/31/2018	$8.81	$0.37	$(0.45)	$(0.08)	$(0.37)	$—	$—

Class R3
10/31/2022	$8.69	$0.37	$(1.40)	$(1.03)	$(0.37)	$—	$—
10/31/2021	$8.34	$0.36	$0.36	$0.72	$(0.37)	$—	$—
10/31/2020	$8.53	$0.37	$(0.18)	$0.19	$(0.38)	$—	$—
10/31/2019	$8.35	$0.42	$0.18	$0.60	$(0.42)	$—	$—
10/31/2018	$8.80	$0.41	$(0.45)	$(0.04)	$(0.41)	$—	$—
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Year	Total Return[b]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.41)	$7.28	(11.62)%	$61.8	0.87%	0.87%[k]	5.09%	72%
$(0.41)	$8.68	9.21%[e]	$73.7	0.85%	0.85%[k]	4.63%	98%
$(0.42)	$8.33	2.85%	$76.5	0.85%	0.85%	4.99%	115%
$(0.46)	$8.52	7.72%	$86.0	0.86%	0.86%	5.44%	96%
$(0.45)	$8.35	0.14%[e]	$93.4	0.85%	0.85%	5.28%	46%

$(0.42)	$7.29	(11.46)%	$617.3	0.71%	0.71%[k]	5.17%	72%
$(0.43)	$8.69	9.38%[e]	$1,120.2	0.69%	0.69%[k]	4.79%	98%
$(0.43)	$8.34	3.02%	$1,148.7	0.69%	0.69%	5.14%	115%
$(0.47)	$8.53	7.89%	$1,471.8	0.70%	0.70%	5.60%	96%
$(0.47)	$8.36	0.31%[e]	$1,202.7	0.69%	0.69%	5.44%	46%

$(0.39)	$7.28	(11.85)%	$13.3	1.12%	1.12%[k],l	4.76%	72%
$(0.39)	$8.68	8.91%[e]	$17.2	1.12%	1.12%[k]	4.34%	98%
$(0.39)	$8.33	2.56%	$18.2	1.12%	1.12%[l]	4.69%	115%
$(0.43)	$8.52	7.43%	$25.1	1.17%	1.12%	5.23%	96%
$(0.43)	$8.35	(0.13)%[e]	$37.6	1.14%	1.12%	4.98%	46%

$(0.33)	$7.30	(12.45)%	$3.2	1.85%	1.85%[k]	4.06%	72%
$(0.33)	$8.70	8.27%[e]	$5.0	1.83%	1.83%[k]	3.65%	98%
$(0.34)	$8.34	1.74%	$5.9	1.82%	1.82%	4.04%	115%
$(0.38)	$8.54	6.81%	$12.0	1.83%	1.83%	4.48%	96%
$(0.37)	$8.36	(0.93)%[e]	$16.0	1.82%	1.82%	4.31%	46%

$(0.37)	$7.29	(12.04)%	$1.4	1.36%	1.36%[k]	4.60%	72%
$(0.37)	$8.69	8.68%[e]	$1.8	1.33%	1.33%[k]	4.14%	98%
$(0.38)	$8.34	2.35%	$1.8	1.34%	1.34%	4.49%	115%
$(0.42)	$8.53	7.37%	$4.2	1.30%	1.30%	4.98%	96%
$(0.41)	$8.35	(0.49)%[e]	$3.5	1.37%	1.37%	4.77%	46%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
High Income Bond Fund (cont’d)
Class R6
10/31/2022	$8.70	$0.42	$(1.39)	$(0.97)	$(0.43)	$—	$—
10/31/2021	$8.35	$0.43	$0.35	$0.78	$(0.43)	$—	$—
10/31/2020	$8.54	$0.43	$(0.18)	$0.25	$(0.44)	$—	$—
10/31/2019	$8.36	$0.48	$0.18	$0.66	$(0.48)	$—	$—
10/31/2018	$8.81	$0.47	$(0.45)	$0.02	$(0.47)	$—	$—

Class E
Period from 1/11/2022[m] to 10/31/2022	$8.61	$0.38	$(1.31)	$(0.93)	$(0.39)	$—	$—

Municipal High Income Fund
Institutional Class
10/31/2022	$10.82	$0.28	$(2.07)	$(1.79)	$(0.29)	$—	$—
10/31/2021	$10.32	$0.30	$0.50	$0.80	$(0.30)	$—	$—
10/31/2020	$10.59	$0.31	$(0.27)	$0.04	$(0.31)	$—	$—
10/31/2019	$10.00	$0.36	$0.59	$0.95	$(0.36)	$—	$—
10/31/2018	$10.20	$0.36	$(0.20)	$0.16	$(0.36)	$—	$—

Class A
10/31/2022	$10.81	$0.25	$(2.07)	$(1.82)	$(0.25)	$—	$—
10/31/2021	$10.31	$0.26	$0.50	$0.76	$(0.26)	$—	$—
10/31/2020	$10.58	$0.28	$(0.27)	$0.01	$(0.28)	$—	$—
10/31/2019	$10.00	$0.32	$0.58	$0.90	$(0.32)	$—	$—
10/31/2018	$10.20	$0.33	$(0.20)	$0.13	$(0.33)	$—	$—

Class C
10/31/2022	$10.83	$0.17	$(2.07)	$(1.90)	$(0.18)	$—	$—
10/31/2021	$10.33	$0.18	$0.50	$0.68	$(0.18)	$—	$—
10/31/2020	$10.59	$0.20	$(0.26)	$(0.06)	$(0.20)	$—	$—
10/31/2019	$10.00	$0.24	$0.59	$0.83	$(0.24)	$—	$—
10/31/2018	$10.21	$0.25	$(0.21)	$0.04	$(0.25)	$—	$—

Municipal Impact Fund
Institutional Class
10/31/2022	$17.72	$0.28	$(2.19)	$(1.91)	$(0.27)	$(0.04)	$—
10/31/2021	$17.81	$0.29	$(0.01)	$0.28	$(0.30)	$(0.07)	$—
10/31/2020	$17.66	$0.34	$0.23	$0.57	$(0.34)	$(0.08)	$—
10/31/2019	$16.61	$0.42	$1.05	$1.47	$(0.42)	$—	$—
10/31/2018	$17.32	$0.40	$(0.68)	$(0.28)	$(0.40)	$(0.03)	$—
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Year	Total Return[b]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.43)	$7.30	(11.35)%	$132.1	0.60%	0.60%[k]	5.17%	72%
$(0.43)	$8.70	9.48%[e]	$385.3	0.59%	0.59%[k]	4.88%	98%
$(0.44)	$8.35	3.12%	$303.2	0.59%	0.59%	5.26%	115%
$(0.48)	$8.54	8.12%	$747.4	0.60%	0.60%	5.69%	96%
$(0.47)	$8.36	0.26%[e]	$712.4	0.63%	0.63%	5.48%	46%

$(0.39)	$7.29	(10.98)%[g]	$14.6	0.58%[h]	0.10%[h],k	6.07%[h]	72%[g],i

$(0.29)	$8.74	(16.80)%	$84.3	0.83%	0.52%	2.81%	79%
$(0.30)	$10.82	7.83%	$145.1	0.77%	0.50%	2.76%	59%
$(0.31)	$10.32	0.46%	$117.9	0.81%	0.51%	3.05%	112%
$(0.36)	$10.59	9.62%	$122.7	0.86%	0.50%	3.46%	112%
$(0.36)	$10.00	1.61%	$87.6	0.88%	0.51%	3.58%	106%

$(0.25)	$8.74	(17.03)%	$1.0	1.46%	0.90%	2.48%	79%
$(0.26)	$10.81	7.44%	$1.1	1.19%	0.87%	2.40%	59%
$(0.28)	$10.31	0.09%	$0.9	1.24%	0.88%	2.68%	112%
$(0.32)	$10.58	9.13%	$1.1	1.30%	0.87%	3.10%	112%
$(0.33)	$10.00	1.24%	$0.8	1.35%	0.88%	3.23%	106%

$(0.18)	$8.75	(17.72)%	$0.1	3.78%	1.64%	1.70%	79%
$(0.18)	$10.83	6.63%	$0.2	2.00%	1.62%	1.64%	59%
$(0.20)	$10.33	(0.57)%	$0.3	1.94%	1.63%	1.94%	112%
$(0.24)	$10.59	8.41%	$0.7	1.99%	1.62%	2.32%	112%
$(0.25)	$10.00	0.38%	$0.5	2.01%	1.63%	2.46%	106%

$(0.31)	$15.50	(10.88)%	$76.7	0.81%	0.43%	1.65%	20%
$(0.37)	$17.72	1.59%	$83.8	0.84%	0.43%	1.65%	20%
$(0.42)	$17.81	3.29%	$62.7	0.93%	0.43%	1.92%	42%
$(0.42)	$17.66	8.93%	$59.0	1.11%	0.44%	2.43%	100%
$(0.43)	$16.61	(1.61)%	$52.3	1.16%[n]	0.87%[n]	2.38%[n]	92%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
Municipal Impact Fund (cont’d)
Class A
10/31/2022	$17.73	$0.21	$(2.19)	$(1.98)	$(0.21)	$(0.04)	$—
10/31/2021	$17.82	$0.23	$(0.02)	$0.21	$(0.23)	$(0.07)	$—
10/31/2020	$17.67	$0.28	$0.23	$0.51	$(0.28)	$(0.08)	$—
10/31/2019	$16.61	$0.35	$1.06	$1.41	$(0.35)	$—	$—
Period from 6/19/2018[f] to 10/31/2018	$16.90	$0.16	$(0.29)	$(0.13)	$(0.16)	$—	$—

Class C
10/31/2022	$17.73	$0.10	$(2.20)	$(2.10)	$(0.09)	$(0.04)	$—
10/31/2021	$17.82	$0.10	$(0.02)	$0.08	$(0.10)	$(0.07)	$—
10/31/2020	$17.67	$0.14	$0.23	$0.37	$(0.14)	$(0.08)	$—
10/31/2019	$16.61	$0.23	$1.05	$1.28	$(0.22)	$—	$—
Period from 6/19/2018[f] to 10/31/2018	$16.90	$0.11	$(0.29)	$(0.18)	$(0.11)	$—	$—

Municipal Intermediate Bond Fund
Investor Class
10/31/2022	$12.09	$0.21	$(1.60)	$(1.39)	$(0.19)	$(0.07)	$(0.03)
10/31/2021	$12.01	$0.21	$0.13	$0.34	$(0.20)	$(0.06)	$—
10/31/2020	$12.04	$0.24	$—	$0.24	$(0.24)	$(0.03)	$—
10/31/2019	$11.39	$0.28	$0.68	$0.96	$(0.29)	$(0.02)	$—
10/31/2018	$11.81	$0.25	$(0.38)	$(0.13)	$(0.25)	$(0.04)	$—

Institutional Class
10/31/2022	$12.08	$0.22	$(1.59)	$(1.37)	$(0.21)	$(0.07)	$(0.03)
10/31/2021	$12.00	$0.23	$0.13	$0.36	$(0.22)	$(0.06)	$—
10/31/2020	$12.03	$0.26	$—	$0.26	$(0.26)	$(0.03)	$—
10/31/2019	$11.38	$0.30	$0.67	$0.97	$(0.30)	$(0.02)	$—
10/31/2018	$11.80	$0.27	$(0.38)	$(0.11)	$(0.27)	$(0.04)	$—

Class A
10/31/2022	$12.07	$0.18	$(1.59)	$(1.41)	$(0.17)	$(0.07)	$(0.03)
10/31/2021	$11.99	$0.18	$0.14	$0.32	$(0.18)	$(0.06)	$—
10/31/2020	$12.02	$0.21	$—	$0.21	$(0.21)	$(0.03)	$—
10/31/2019	$11.37	$0.25	$0.68	$0.93	$(0.26)	$(0.02)	$—
10/31/2018	$11.79	$0.23	$(0.38)	$(0.15)	$(0.23)	$(0.04)	$—

Class C
10/31/2022	$12.08	$0.10	$(1.60)	$(1.50)	$(0.08)	$(0.07)	$(0.03)
10/31/2021	$12.00	$0.09	$0.13	$0.22	$(0.08)	$(0.06)	$—
10/31/2020	$12.02	$0.12	$0.01	$0.13	$(0.12)	$(0.03)	$—
10/31/2019	$11.37	$0.17	$0.67	$0.84	$(0.17)	$(0.02)	$—
10/31/2018	$11.80	$0.14	$(0.39)	$(0.25)	$(0.14)	$(0.04)	$—
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Year	Total Return[b]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.25)	$15.50	(11.26)%	$0.1	3.06%	0.80%	1.28%	20%
$(0.30)	$17.73	1.22%	$0.1	1.43%	0.80%	1.29%	20%
$(0.36)	$17.82	2.90%	$0.1	1.12%	0.80%	1.55%	42%
$(0.35)	$17.67	8.58%	$0.1	1.51%	0.81%	2.01%	100%
$(0.16)	$16.61	(0.78)%[g]	$0.0	1.77%[h],n	0.81%[h],n	2.47%[h],n	92%[i]

$(0.13)	$15.50	(11.92)%	$0.1	6.71%	1.55%	0.62%	20%
$(0.17)	$17.73	0.46%	$—	2.22%	1.55%	0.55%	20%
$(0.22)	$17.82	2.14%	$0.0	2.01%	1.55%	0.77%	42%
$(0.22)	$17.67	7.75%	$0.0	2.43%	1.55%	1.31%	100%
$(0.11)	$16.61	(1.06)%[g]	$0.0	2.55%[h],n	1.56%[h],n	1.71%[h],n	92%[i]

$(0.29)	$10.41	(11.66)%	$9.1	0.67%	0.45%	1.83%	49%
$(0.26)	$12.09	2.86%	$12.1	0.60%	0.45%	1.71%	43%
$(0.27)	$12.01	2.02%	$12.5	0.66%	0.45%	2.00%	93%
$(0.31)	$12.04	8.46%	$13.3	0.75%	0.57%	2.40%	92%
$(0.29)	$11.39	(1.10)%	$12.8	0.75%	0.61%	2.17%	98%

$(0.31)	$10.40	(11.54)%	$155.2	0.46%	0.30%	1.98%	49%
$(0.28)	$12.08	3.02%	$224.4	0.44%	0.30%	1.86%	43%
$(0.29)	$12.00	2.17%	$207.2	0.47%	0.30%	2.13%	93%
$(0.32)	$12.03	8.63%	$182.3	0.55%	0.42%	2.54%	92%
$(0.31)	$11.38	(0.95)%	$204.3	0.55%	0.46%	2.32%	98%

$(0.27)	$10.39	(11.88)%	$2.2	0.96%	0.67%	1.63%	49%
$(0.24)	$12.07	2.64%	$2.0	0.82%	0.67%	1.50%	43%
$(0.24)	$11.99	1.80%	$2.6	0.84%	0.67%	1.77%	93%
$(0.28)	$12.02	8.24%	$1.8	0.94%	0.80%	2.15%	92%
$(0.27)	$11.37	(1.32)%	$6.5	0.93%	0.83%	1.95%	98%

$(0.18)	$10.40	(12.53)%	$0.4	1.79%	1.42%	0.83%	49%
$(0.14)	$12.08	1.87%	$1.6	1.58%	1.42%	0.74%	43%
$(0.15)	$12.00	1.12%	$2.0	1.59%	1.42%	1.02%	93%
$(0.19)	$12.02	7.43%	$2.6	1.68%	1.54%	1.43%	92%
$(0.18)	$11.37	(2.14)%	$3.2	1.68%	1.58%	1.20%	98%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
Short Duration Bond Fund
Investor Class
10/31/2022	$7.73	$0.19	$(0.70)	$(0.51)	$(0.23)	$—	$(0.01)
10/31/2021	$7.72	$0.18	$0.06	$0.24	$(0.23)	$—	$—
10/31/2020	$7.80	$0.22	$(0.07)	$0.15	$(0.23)	$—	$—
10/31/2019	$7.66	$0.17	$0.16	$0.33	$(0.19)	$—	$—
10/31/2018	$7.79	$0.12	$(0.10)	$0.02	$(0.15)	$—	$—

Trust Class
10/31/2022	$7.37	$0.18	$(0.68)	$(0.50)	$(0.21)	$—	$(0.01)
10/31/2021	$7.36	$0.17	$0.05	$0.22	$(0.21)	$—	$—
10/31/2020	$7.43	$0.20	$(0.06)	$0.14	$(0.21)	$—	$—
10/31/2019	$7.30	$0.15	$0.16	$0.31	$(0.18)	$—	$—
10/31/2018	$7.43	$0.10	$(0.10)	$0.00	$(0.13)	$—	$—

Institutional Class
10/31/2022	$7.73	$0.21	$(0.72)	$(0.51)	$(0.24)	$—	$(0.01)
10/31/2021	$7.72	$0.20	$0.05	$0.25	$(0.24)	$—	$—
10/31/2020	$7.79	$0.24	$(0.07)	$0.17	$(0.24)	$—	$—
10/31/2019	$7.65	$0.18	$0.17	$0.35	$(0.21)	$—	$—
10/31/2018	$7.79	$0.13	$(0.11)	$0.02	$(0.16)	$—	$—

Class A
10/31/2022	$7.36	$0.18	$(0.67)	$(0.49)	$(0.21)	$—	$(0.01)
10/31/2021	$7.36	$0.16	$0.04	$0.20	$(0.20)	$—	$—
10/31/2020	$7.43	$0.20	$(0.06)	$0.14	$(0.21)	$—	$—
10/31/2019	$7.30	$0.14	$0.16	$0.30	$(0.17)	$—	$—
10/31/2018	$7.42	$0.09	$(0.08)	$0.01	$(0.13)	$—	$—

Class C
10/31/2022	$7.37	$0.12	$(0.68)	$(0.56)	$(0.15)	$—	$(0.01)
10/31/2021	$7.36	$0.10	$0.06	$0.16	$(0.15)	$—	$—
10/31/2020	$7.43	$0.14	$(0.06)	$0.08	$(0.15)	$—	$—
10/31/2019	$7.29	$0.09	$0.17	$0.26	$(0.12)	$—	$—
10/31/2018	$7.42	$0.04	$(0.10)	$(0.06)	$(0.07)	$—	$—
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Year	Total Return[b]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.24)	$6.98	(6.70)%[e]	$16.9	0.82%	0.54%	2.63%	76%
$(0.23)	$7.73	3.06%[e]	$19.6	0.94%	0.55%	2.34%	91%
$(0.23)	$7.72	1.97%	$20.5	1.03%	0.56%	2.88%	165%
$(0.19)	$7.80	4.40%[e]	$21.8	1.03%	0.59%	2.18%	131%
$(0.15)	$7.66	0.22%[e]	$20.9	1.09%	0.63%	1.50%	99%

$(0.22)	$6.65	(6.86)%[e]	$2.3	0.98%	0.64%	2.53%	76%
$(0.21)	$7.37	2.96%[e]	$3.0	1.11%	0.65%	2.24%	91%
$(0.21)	$7.36	1.96%	$2.7	1.16%	0.66%	2.77%	165%
$(0.18)	$7.43	4.25%[e]	$2.0	1.15%	0.69%	2.07%	131%
$(0.13)	$7.30	0.04%[e]	$2.1	1.21%	0.73%	1.42%	99%

$(0.25)	$6.97	(6.65)%[e]	$147.6	0.59%	0.34%	2.87%	76%
$(0.24)	$7.73	3.26%[e]	$90.0	0.74%	0.35%	2.53%	91%
$(0.24)	$7.72	2.31%	$55.7	0.79%	0.36%	3.08%	165%
$(0.21)	$7.79	4.62%[e]	$56.3	0.78%	0.39%	2.37%	131%
$(0.16)	$7.65	0.29%[e]	$54.7	0.84%	0.43%	1.71%	99%

$(0.22)	$6.65	(6.80)%[e]	$2.9	0.98%	0.71%	2.54%	76%
$(0.20)	$7.36	2.75%[e]	$2.0	1.13%	0.72%	2.18%	91%
$(0.21)	$7.36	1.89%	$1.5	1.18%	0.73%	2.67%	165%
$(0.17)	$7.43	4.18%[e]	$0.8	1.17%	0.76%	1.92%	131%
$(0.13)	$7.30	0.11%[e]	$1.4	1.24%	0.81%	1.28%	99%

$(0.16)	$6.65	(7.62)%[e]	$1.2	1.73%	1.46%	1.70%	76%
$(0.15)	$7.37	2.12%[e]	$1.5	1.88%	1.47%	1.40%	91%
$(0.15)	$7.36	1.13%	$2.1	1.92%	1.48%	1.92%	165%
$(0.12)	$7.43	3.55%[e]	$1.4	1.92%	1.51%	1.26%	131%
$(0.07)	$7.29	(0.78)%[e]	$1.2	1.98%	1.55%	0.57%	99%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
Strategic Income Fund
Trust Class
10/31/2022	$11.41	$0.34	$(1.86)	$(1.52)	$(0.29)	$(0.21)	$(0.17)
10/31/2021	$10.96	$0.33	$0.56	$0.89	$(0.44)	$—	$—
10/31/2020	$10.99	$0.35	$0.01	$0.36	$(0.39)	$—	$—
10/31/2019	$10.61	$0.38	$0.41	$0.79	$(0.35)	$—	$(0.06)
10/31/2018	$11.15	$0.37	$(0.51)	$(0.14)	$(0.40)	$—	$—

Institutional Class
10/31/2022	$11.42	$0.37	$(1.86)	$(1.49)	$(0.33)	$(0.21)	$(0.17)
10/31/2021	$10.97	$0.37	$0.56	$0.93	$(0.48)	$—	$—
10/31/2020	$10.99	$0.39	$0.02	$0.41	$(0.43)	$—	$—
10/31/2019	$10.62	$0.42	$0.40	$0.82	$(0.39)	$—	$(0.06)
10/31/2018	$11.16	$0.41	$(0.51)	$(0.10)	$(0.44)	$—	$—

Class A
10/31/2022	$11.43	$0.33	$(1.86)	$(1.53)	$(0.29)	$(0.21)	$(0.17)
10/31/2021	$10.98	$0.32	$0.57	$0.89	$(0.44)	$—	$—
10/31/2020	$11.00	$0.34	$0.03	$0.37	$(0.39)	$—	$—
10/31/2019	$10.63	$0.37	$0.41	$0.78	$(0.35)	$—	$(0.06)
10/31/2018	$11.17	$0.36	$(0.50)	$(0.14)	$(0.40)	$—	$—

Class C
10/31/2022	$11.42	$0.26	$(1.87)	$(1.61)	$(0.21)	$(0.21)	$(0.17)
10/31/2021	$10.96	$0.24	$0.58	$0.82	$(0.36)	$—	$—
10/31/2020	$10.99	$0.27	$0.01	$0.28	$(0.31)	$—	$—
10/31/2019	$10.62	$0.30	$0.40	$0.70	$(0.27)	$—	$(0.06)
10/31/2018	$11.15	$0.29	$(0.50)	$(0.21)	$(0.32)	$—	$—

Class R6
10/31/2022	$11.41	$0.39	$(1.87)	$(1.48)	$(0.34)	$(0.21)	$(0.17)
10/31/2021	$10.96	$0.38	$0.56	$0.94	$(0.49)	$—	$—
10/31/2020	$10.98	$0.40	$0.02	$0.42	$(0.44)	$—	$—
10/31/2019	$10.61	$0.43	$0.40	$0.83	$(0.40)	$—	$(0.06)
10/31/2018	$11.15	$0.42	$(0.51)	$(0.09)	$(0.45)	$—	$—
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Year	Total Return[b]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.67)	$9.22	(13.82)%[e]	$7.1	1.00%	0.94%	3.27%	162%[d]
$(0.44)	$11.41	8.19%[e]	$9.6	0.99%	0.95%[k]	2.88%	114%[d]
$(0.39)	$10.96	3.41%[e]	$9.6	1.02%	0.94%	3.24%	107%[d]
$(0.41)	$10.99	7.60%[e]	$8.6	1.02%	0.94%	3.53%	113%[d]
$(0.40)	$10.61	(1.24)%[e]	$19.5	1.00%	0.94%	3.37%	116%[d]

$(0.71)	$9.22	(13.59)%[e]	$1,954.9	0.60%	0.59%	3.63%	162%[d]
$(0.48)	$11.42	8.56%[e]	$2,560.0	0.60%	0.60%[k]	3.22%	114%[d]
$(0.43)	$10.97	3.87%[e]	$2,227.5	0.61%	0.59%	3.59%	107%[d]
$(0.45)	$10.99	7.87%[e]	$2,357.5	0.62%	0.59%	3.84%	113%[d]
$(0.44)	$10.62	(0.89)%[e]	$2,219.8	0.62%	0.59%	3.75%	116%[d]

$(0.67)	$9.23	(13.92)%[e]	$103.1	0.99%	0.99%[l]	3.23%	162%[d]
$(0.44)	$11.43	8.13%[e]	$133.3	1.00%	1.00%[k],l	2.82%	114%[d]
$(0.39)	$10.98	3.46%[e]	$125.9	0.99%	0.99%[l]	3.19%	107%[d]
$(0.41)	$11.00	7.44%[e]	$113.5	1.01%	0.99%	3.45%	113%[d]
$(0.40)	$10.63	(1.29)%[e]	$160.8	1.01%	0.99%	3.32%	116%[d]

$(0.59)	$9.22	(14.54)%[e]	$42.7	1.73%	1.69%	2.47%	162%[d]
$(0.36)	$11.42	7.47%[e]	$67.3	1.73%	1.70%[k]	2.13%	114%[d]
$(0.31)	$10.96	2.64%[e]	$73.4	1.73%	1.69%	2.49%	107%[d]
$(0.33)	$10.99	6.70%[e]	$100.5	1.74%	1.69%	2.75%	113%[d]
$(0.32)	$10.62	(1.89)%[e]	$122.2	1.74%	1.69%	2.62%	116%[d]

$(0.72)	$9.21	(13.52)%[e]	$397.0	0.50%	0.49%	3.76%	162%[d]
$(0.49)	$11.41	8.67%[e]	$439.3	0.50%	0.50%[k]	3.32%	114%[d]
$(0.44)	$10.96	3.97%[e]	$332.2	0.51%	0.49%	3.68%	107%[d]
$(0.46)	$10.98	7.98%[e]	$301.4	0.52%	0.50%	3.94%	113%[d]
$(0.45)	$10.61	(0.83)%[e]	$348.7	0.55%	0.52%	3.82%	116%[d]

Notes to Financial Highlights Income Funds

a	Calculated based on the average number of shares outstanding during each fiscal period.
b
Total return based on per share NAV reflects the effects of changes in NAV on the performance of each
Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted.
Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

c	Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.
d	Excluding TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been:

	Year Ended October 31,
	2022	2021	2020	2019	2018
Core Bond	226%	243%	186%	187%	224%
Strategic Income	308%	308%	344%	325%	345%

e
The class action proceeds listed in Note A of the Notes to Financial Statements, if any, had no impact on the
Funds’ total returns for the year ended October 31, 2022. The class action proceeds received in 2021, 2020,
2019 and 2018 had no impact on the Funds’ total returns for the years ended October 31, 2021, 2020,
2019, and 2018, respectively.

f	The date investment operations commenced.
g	Not annualized.
h	Annualized.
i
Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended
October 31, 2022, for High Income, for the year ended October 31, 2019, for Core Bond and for the year ended October 31, 2018, for Municipal Impact.

j
Represents the annualized ratio of net expenses to average daily net assets after utilization of the line of credit by Emerging Markets Debt (2020), Floating Rate Income (2022 & 2019) and Municipal High
Income (2022) and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Emerging Markets Debt, Floating Rate Income and Municipal High
Income not utilized the line of credit, and had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended October 31,
	2022	2021	2020	2019
Emerging Markets Debt Institutional Class	—	0.79%	0.79%	—
Emerging Markets Debt Class A	—	1.16%	1.16%	—
Emerging Markets Debt Class C	—	1.91%	1.91%	—
Floating Rate Income Institutional Class	0.60%	—	—	0.71%
Floating Rate Income Class A	0.97%	—	—	1.08%
Floating Rate Income Class C	1.72%	—	—	1.84%
Municipal High Income Institutional Class	0.52%	—	—	—
Municipal High Income Class A	0.90%	—	—	—
Municipal High Income Class C	1.64%	—	—	—

Notes to Financial Highlights Income Funds (cont’d)
k
Includes interest expense on reverse repurchase agreements of 0.00% for each respective class for the year ended October 31, 2022 for High Income and for the year ended October 31, 2021 for High Income and
Strategic Income.

l
After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

	Year Ended October 31,
	2022	2021	2020
High Income Class A	1.10%	—	1.04%
Strategic Income Class A	1.04%	0.98%	0.99%

m	The date investment operations commenced.
n	Organization expense and/or proxy-related expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

Report of Independent Registered Public Accounting Firm
To the Shareholders of Neuberger Berman Core Bond Fund, Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, Neuberger Berman Strategic Income Fund and the Board of Trustees of Neuberger Berman Income Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Neuberger Berman Core Bond Fund, Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, and Neuberger Berman Strategic Income Fund (collectively referred to as the “Funds”) (nine of the series constituting Neuberger Berman Income Funds (the “Trust”)), including the schedules of investments, as of October 31, 2022 and the related statements of operations, the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (nine of the series constituting Neuberger Berman Income Funds) at October 31, 2022, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles. The accompanying statements of changes in net assets of the Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Municipal High Income Fund, and Neuberger Berman Municipal Impact Fund for the year ended October 31, 2021 and the accompanying financial highlights of the Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Municipal High Income Fund, and Neuberger Berman Municipal Impact Fund for each of the periods in the four years then ended were audited by another independent registered public accounting firm whose report, dated December 21, 2021, expressed an unqualified opinion on the financial statements containing those statements of changes in net assets and financial highlights.
Individual fund constituting Neuberger Berman Income Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Neuberger Berman Emerging Markets Debt Fund
Neuberger Berman High Income Bond Fund
Neuberger Berman Municipal Intermediate Bond
Fund
Neuberger Berman Short Duration Bond Fund
Neuberger Berman Strategic Income Fund
	For the year ended October 31, 2022	For each of the two years in the period ended October 31, 2022	For each of the five years in the period ended October 31, 2022
Neuberger Berman Core Bond Fund Neuberger Berman Floating Rate Income Fund Neuberger Berman Municipal High Income Fund Neuberger Berman Municipal Impact Fund	For the year ended October 31, 2022	For the year ended October 31, 2022	For the year ended October 31, 2022
Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers, and others; when replies were not received from other brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.
Boston, Massachusetts
December 23, 2022

Directory
Investment Manager and Administrator
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
Distributor
Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
Sub-Adviser
Neuberger Berman Europe Limited
The Zig Zag Building
70 Victoria Street
London, United Kingdom
SW1E 6SQ
Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
Shareholder Servicing Agent
DST Asset Manager Solutions Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407
For Investor, Trust & Institutional Class Shareholders address correspondence to:
Neuberger Berman Funds
PO Box 219189
Kansas City, MO 64121-9189
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
For Class A, Class C, Class R3 and Class R6 Shareholders:
Please contact your investment provider
Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Trustees and Officers
The following tables set forth information concerning the Trustees and Officers of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA. The Funds’ Statement of Additional Information includes additional information about the Trustees as of the time of the Funds’ most recent public offering and is available upon request, without charge, by calling (800) 877-9700.
Information about the Board of Trustees
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	50
Director, America Press, Inc.
(not-for-profit Jesuit
publisher), 2015 to 2021;
formerly, Director, Fordham
University, 2001 to 2018;
formerly, Director, The
Gabelli Go Anywhere Trust,
June 2015 to June 2016;
formerly, Director, Skin
Cancer Foundation
(not-for-profit), 2006 to
2015; formerly, Director, GE
Investments Funds, Inc.,
1997 to 2014; formerly,
Trustee, GE Institutional
Funds, 1997 to 2014;
formerly, Director, GE Asset
Management, 1988 to
2014; formerly, Director,
Elfun Trusts, 1988 to 2014;
formerly, Trustee, GE Pension
& Benefit Plans, 1988 to
2014; formerly, Member of
Board of Governors,
Investment Company
Institute.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015
Executive Vice Chancellor
Emeritus, The Jewish
Theological Seminary, since
2020; formerly, Executive
Vice Chancellor and Chief
Operating Officer, Jewish
Theological Seminary, 2012
to 2020; formerly, Executive
Vice President and General
Counsel, Fidelity
Investments, 2007 to
2012;formerly, Executive
Vice President and General
Counsel, BellSouth
Corporation, 2004 to 2007;
formerly, Vice President and
Associate General Counsel,
BellSouth Corporation, 2000
to 2004; formerly, Associate,
Partner, and National
Litigation Practice Co-Chair,
Mayer, Brown LLP, 1981 to
2000; formerly, Associate
Independent Counsel, Office
of Independent Counsel,
1990 to 1992.
50
Chair and Director, USCJ
Supporting Foundation,
since 2021; Director, UJA
Federation of Greater New
York, since 2019; Trustee,
The Jewish Theological
Seminary, since 2015;
formerly, Director, Legility,
Inc. (privately held for-profit
company), 2012 to 2021;
Director, Lawyers Committee
for Civil Rights Under Law
(not-for-profit), since 2005;
formerly, Director, Equal
Justice Works
(not-for-profit), 2005 to
2014; formerly, Director,
Corporate Counsel Institute,
Georgetown University Law
Center, 2007 to 2012;
formerly, Director, Greater
Boston Legal Services
(not-for-profit), 2007 to
2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha Clark Goss (1949)	Trustee since 2007
Formerly, President, Woodhill
Enterprises Inc./Chase
Hollow Associates LLC
(personal investment
vehicle), 2006 to 2020;
formerly, Consultant,
Resources Global
Professionals (temporary
staffing), 2002 to 2006;
formerly, Chief Financial
Officer, Booz-Allen &
Hamilton, Inc., 1995 to
1999; formerly, Enterprise
Risk Officer, Prudential
Insurance, 1994 to1995;
formerly, President,
Prudential Asset
Management Company,
1992 to 1994; formerly,
President, Prudential Power
Funding (investments in
electric and gas utilities and
alternative energy projects),
1989 to 1992; formerly,
Treasurer, Prudential
Insurance Company, 1983 to
1989.
50
Director, American Water
(water utility), since 2003;
Director, Allianz Life of New
York (insurance), since 2005;
formerly, Director, Berger
Group Holdings, Inc.
(engineering consulting
firm), from 2013 to 2018;
formerly, Director, Financial
Women’s Association of
New York (not-for-profit
association), from 1987 to
1996, 2003 to 2019; ;
Trustee Emerita, Brown
University, since 1998;
Director, Museum of
American Finance
(not-for-profit), since 2013;
formerly, Non-Executive
Chair and Director, Channel
Reinsurance (financial
guaranty reinsurance), 2006
to 2010; formerly, Director,
Ocwen Financial Corporation
(mortgage servicing), 2005
to 2010; formerly, Director,
Claire’s Stores, Inc. (retailer),
2005 to 2007; formerly,
Director, Parsons
Brinckerhoff Inc.
(engineering consulting
firm), 2007 to 2010;
formerly, Director, Bank
Leumi (commercial bank),
2005 to 2007; formerly,
Advisory Board Member,
Attensity (software
developer), 2005 to 2007;
formerly, Director of Foster
Wheeler Manufacturing,
1994 to 2004; formerly
Director Dexter Corp.,
(Manufacturer of
Non-Wovens, Plastics, and
Medical Supplies), 1992 to
2001.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	50
Director, 1 William Street
Credit Income Fund, since
2018; Board Member,
American Family Insurance (a
mutual company, not
publicly traded), since March
2009; formerly, Trustee,
Northwestern Mutual
Series Fund, Inc., 2007 to
2011; formerly, Director,
Wausau Paper, 2005 to
2011; formerly, Director,
Great Wolf Resorts, 2004 to
2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor (Corporate Finance), Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	50
Board member, The
Maritime Aquarium at
Norwalk, since 2020; Board
member, Norwalk
Community College
Foundation, since 2014;
Dean’s Advisory Council,
Radcliffe Institute for
Advanced Study, since 2014;
formerly, Director and
Treasurer, At Home in Darien
(not-for-profit), 2012 to
2014; formerly, Director,
National Executive Service
Corps (not-for-profit), 2012
to 2013; formerly, Trustee,
Richmond, The American
International University in
London, 1999 to 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Formerly, Adjunct Professor, Columbia University School of International and Public Affairs, from 2012 to 2018; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	50
Director, 1 WS Credit Income
Fund; Chair, Audit
Committee, since 2018;
Director and Chair, Thrivent
Church Loan and Income
Fund, since 2018; formerly,
Trustee, Steben Alternative
Investment Funds, Steben
Select Multi-Strategy Fund,
and Steben Select
Multi-Strategy Master Fund,
2013 to 2017; formerly,
Treasurer, National
Association of Corporate
Directors, Connecticut
Chapter, 2011 to 2015;
formerly, Manager, Larch
Lane Multi-Strategy Fund
complex (which consisted of
three funds), 2006 to 2011;
formerly, Member, NASDAQ
Issuers’ Affairs Committee,
1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Trustee, University of
Maryland, Shore Regional
Health System, since 2020;
formerly, Director, H&R
Block, Inc. (tax services
company), 2001 to 2018;
formerly, Director, Talbot
Hospice Inc., 2013 to 2016;
formerly, Chairman,
Governance and Nominating
Committee, H&R Block, Inc.,
2011 to 2015; formerly,
Chairman, Compensation
Committee, H&R Block, Inc.,
2006 to 2010; formerly,
Director, Forward
Management, Inc. (asset
management company),
1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Vice Chairman Global Affairs, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	50
Director, Fortinet
(cybersecurity), since 2021;
Director, Ankura, since 2020;
Director, Vigor Shipyard,
since 2019; Director,
Rockefeller Foundation,
since 2018; Director,
American Water (water
utility), since 2018; Director,
NFP Corp. (insurance broker
and consultant), since 2017;
Director, Onassis Foundation,
since 2014; Director, Michael
Baker International
(construction) since 2014;
Director, Vertical Knowledge,
LLC, since 2013; formerly,
Director, U.S. Naval Institute,
2014 to 2019; formerly,
Director, Navy Federal Credit
Union, 2000-2002; formerly,
Director, BMC Software
Federal, LLC, 2014-2019.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009
President and Director,
Neuberger Berman
Group LLC, since 2009;
President and Chief
Executive Officer, Neuberger
Berman BD LLC and
Neuberger Berman
Holdings LLC (including its
predecessor, Neuberger
Berman Inc.), since 2007;
Chief Investment Officer
(Equities) and President
(Equities), NBIA (formerly,
Neuberger Berman Fixed
Income LLC and including
predecessor entities), since
2007, and Board Member of
NBIA since 2006; formerly,
Global Head of Asset
Management of Lehman
Brothers Holdings Inc.’s
(“LBHI”) Investment
Management Division, 2006
to 2009; formerly, member
of LBHI’s Investment
Management Division’s
Executive Management
Committee, 2006 to 2009;
formerly, Managing Director,
Lehman Brothers Inc.
(“LBI”), 2006 to 2008;
formerly, Chief Recruiting
and Development Officer,
LBI, 2005 to 2006; formerly,
Global Head of LBI’s Equity
Sales and a Member of its
Equities Division Executive
Committee, 2003 to 2005;
President and Chief
Executive Officer, twelve
registered investment
companies for which NBIA
acts as investment manager
and/or administrator.
50
Member of Board of
Advisors, McDonough
School of Business,
Georgetown University, since
2001; Member of New York
City Board of Advisors, Teach
for America, since 2005;
Trustee, Montclair Kimberley
Academy (private school),
since 2007; Member of
Board of Regents,
Georgetown University, since
2013.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.
(2)
Pursuant to the Trust’s Amended and Restated Trust Instrument ("Trust Instrument"), subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
*
Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.

Information about the Officers of the Trust
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger Berman, since 2007 and Employee since
1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since
2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly,
Vice President — Mutual Fund Board Relations, NBIA, 2000 to 2008;
formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999;
Executive Vice President and Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Senior Vice
President, NBIA, since 2012 and Employee since 1996; formerly, Vice
President, Neuberger Berman, 2007 to 2012; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Senior Vice President, Neuberger Berman, since 2014; Senior Vice
President, NBIA, since 2014, and Employee since 2003; formerly, Vice
President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018
Senior Vice President, Chief Compliance Officer (Mutual Funds) and
Associate General Counsel, NBIA, since November 2018; formerly, Vice
President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal
Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and
Director of Regulatory Fund Administration, PNC Capital Advisors, LLC
(2009-2014), Secretary, PNC Funds and PNC Advantage Funds
(2010-2014); Chief Compliance Officer, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
General Counsel— Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel
(2007 to 2015), Senior Vice President (2013-2016), Vice President (2009 —
2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Sheila R. James (1965)	Assistant Secretary since inception
Vice President, Neuberger Berman, since 2008 and Employee since 1999;
Vice President, NBIA, since 2008; formerly, Assistant Vice President,
Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant
Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008
Managing Director, Neuberger Berman, since 2013; Chief Operating
Officer — Mutual Funds and Managing Director, NBIA, since 2015;
formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice
President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating
Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015
Senior Vice President, Neuberger Berman, since 2014 and Employee since
2000; Senior Vice President, NBIA, since 2014; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017
Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007;
Assistant Secretary, thirty-three registered investment companies for which
NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1992; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception
Managing Director, Neuberger Berman, since 2022; Senior Vice President,
Neuberger Berman, 2007 to 2021; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman,
2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and
Principal Financial and Accounting Officer, twelve registered investment companies for which NBIA acts as investment manager and/or
administrator.

Frank Rosato (1971)	Assistant Treasurer since inception
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1995; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018
Senior Vice President and Associate General Counsel, Neuberger Berman,
since July 2018; Assistant United States Attorney, Southern District of New
York, 2009 to 2018; Anti-Money Laundering Compliance Officer, five registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.
(2)   Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).
Liquidity Risk Management Program
Consistent with Rule 22e-4 under the Investment Company Act of 1940 (the "Liquidity Rule"), as amended, the Funds have established a liquidity risk management program (the "Program"). The Program seeks to assess and manage the Funds’ liquidity risk, which is defined as the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in a Fund. The Board has approved the designation of NBIA Funds' Liquidity Committee, comprised of NBIA employees, as the program administrator (the "Program Administrator"). The Program Administrator is responsible for implementing and monitoring the Program and utilizes NBIA personnel to assess and review, on an ongoing basis, the Funds' liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of the Funds' liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Funds’ investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Program Administrator's assessment of the investments' liquidity under current market conditions, which for the relevant period included, among other factors, market volatility as a result of geopolitical tensions (e.g., Russia’s invasion of Ukraine) and the emergence of new COVID variants. The Program Administrator also utilizes information about the Funds’ investment strategy, the characteristics of the Funds’ shareholder base and historical redemption activity.
The Program Administrator provided the Board with a written report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation from April 1, 2021 through March 31, 2022. During the period covered by this report, the Program Administrator reported that the Program effectively assisted the Program Administrator in monitoring whether a Fund maintained a level of liquidity appropriate for its shareholder base and historical redemption activity.
Report of Votes of Shareholders
A Special Meeting of Shareholders was held on June 30, 2022 and adjourned to August 11, 2022 for certain of the Neuberger Berman Income Funds (the "Trust").  Shareholders voted to approve the election of four trustees to the Board of Trustees of the Trust and to approve the amendment of certain fundamental investment policies of each Fund.
Proposal 1 – To approve the election of Michael J. Cosgrove, Marc Gary, Deborah C. McLean, and James G. Stavridis as Trustees to the Board of Trustees of the Trust as follows:

Neuberger Berman Income Funds
	Number of Shares
	Votes For	Votes Against	Abstentions
Michael J. Cosgrove	385,056,486	—	2,040,352
Marc Gary	385,003,176	—	2,093,661
Deborah C. McLean	385,158,470	—	1,938,368
James G. Stavridis	380,405,270	—	6,691,567
Proposal 2 – To approve the amendment of certain fundamental investment policies of each Fund as follows:
(A) To approve the amendment of the fundamental investment policy regarding borrowing;
(B) To approve the amendment of the fundamental investment policy regarding commodities;
(C) To approve the amendment of the fundamental investment policy regarding industry concentration;
(D) To approve the amendment of the fundamental investment policy regarding lending;
(E) To approve the amendment of the fundamental investment policy regarding investing in real estate;
(F) To approve the amendment of the fundamental investment policy regarding the issuance of senior securities to permit issuing senior securities; and
(G) To approve the amendment of the fundamental investment policy regarding underwriting.
Core Bond:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	35,520,358	61,431	67,610
B	35,533,380	49,223	66,798
C	35,530,025	52,577	66,798
D	35,516,792	55,129	77,479
E	35,528,512	52,632	68,256
F	35,521,226	52,105	76,069
G	35,520,175	53,156	76,069

Emerging Markets Debt:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	11,284,583	9,913	185,535
B	11,249,171	45,265	185,596
C	11,252,516	40,525	186,989
D	11,242,828	35,967	201,235
E	11,242,810	51,456	185,765
F	11,267,643	32,914	179,473
G	11,243,901	28,412	207,718

Floating Rate Income:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	26,708,257	92,816	107,449
B	26,708,705	89,471	110,346
C	26,738,396	66,328	103,798
D	26,728,407	75,320	104,795

Floating Rate Income (cont’d):	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
E	26,712,940	89,007	106,575
F	26,597,394	172,806	138,321
G	26,681,657	136,584	90,281

High Income:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	73,920,385	1,600,176	241,794
B	73,893,517	1,644,497	224,341
C	73,905,598	1,632,182	224,574
D	73,961,538	1,597,632	203,185
E	73,965,103	1,581,116	216,136
F	73,916,532	1,640,308	205,516
G	73,903,373	1,654,670	204,312

Municipal High Income:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	6,891,923	68,535	38,036
B	6,910,440	68,535	19,519
C	6,910,440	68,535	19,519
D	6,891,923	68,535	38,036
E	6,898,970	80,004	19,519
F	6,910,440	68,535	19,519
G	6,910,440	68,535	19,519

Municipal Impact:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	2,128,652	66,228	112,185
B	2,126,526	68,531	111,917
C	2,140,523	60,674	105,778
D	2,134,219	80,226	92,528
E	2,139,077	59,543	108,354
F	2,131,415	73,815	101,744
G	2,134,356	66,268	106,350

Municipal Intermediate Bond:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	15,676,305	44,797	21,906
B	15,681,310	39,792	21,906
C	15,682,959	38,143	21,906
D	15,677,954	43,148	21,906
E	15,676,560	44,542	21,906
F	15,680,902	42,893	19,214
G	15,678,209	38,143	26,656

Short Duration:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	10,091,943	37,057	24,869
B	10,095,919	25,919	32,032
C	10,101,772	23,739	28,359
D	10,095,344	30,075	28,450
E	10,089,840	36,243	27,786
F	10,092,161	25,579	36,129
G	10,070,638	42,277	40,954

Strategic Income:	Number of Shares
Proposal	Votes For	Votes Against	Abstentions
A	120,908,632	689,260	1,252,178
B	115,637,306	5,958,512	1,254,252
C	120,691,234	931,522	1,227,314
D	120,381,548	1,188,458	1,280,063
E	116,411,721	5,410,069	1,028,280
F	120,866,060	925,565	1,058,445
G	120,804,605	951,012	1,094,453

Board Consideration of the Management Agreements
On an annual basis, the Board of Trustees (the "Board" or "Trustees") of Neuberger Berman Income Funds (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act"), ("Independent Fund Trustees"), considers whether to continue the management agreements with Management (the "Management Agreements") with respect to each series (each a "Fund") and the sub-advisory agreements between Management and Neuberger Berman Europe Limited ("NBEL") (the "Sub-Advisory Agreements" and collectively with the Management Agreement, the "Agreements") with respect to Neuberger Berman Emerging Markets Debt Fund.  Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 29, 2022, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for each Fund.
In evaluating the Agreements with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and by Management (for NBEL), and met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and NBEL have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.  Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which information was requested in conducting its evaluation of Management and NBEL.
In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, liquidity management, and other portfolio information for each Fund, including any use of derivatives, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by Management, NBEL, and their affiliates. The Contract Review Committee, which is comprised solely of Independent Fund Trustees, was established by the Board to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of the annual contract review process. The Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to it by Independent Counsel; its own business judgment; and developments in the industry, in the markets, in mutual fund regulation and litigation, and in Management’s business model.
The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.
Provided below is a description of the Board’s contract approval process and material factors that the Board considered at its meetings regarding renewals of the Agreements and the compensation to be paid thereunder.  In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund, and whether the Agreements were in the best interests of each respective Fund and its shareholders. The Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered each Fund’s investment management and sub-advisory agreements separately from those of the other Funds.
This description is not intended to include all of the factors considered by the Board.  The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreements to each Fund and, through the Fund, its shareholders.
Nature, Extent, and Quality of Services
With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and NBEL who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management’s and NBEL’s policies and practices regarding trade execution, transaction costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. Moreover, the Board considered Management’s and NBEL's approach to potential conflicts of interest both generally and between the Funds’ investments and those of other funds or accounts managed by Management or NBEL. The Board also noted that Management had increased its capabilities with respect to environmental, social, and corporate governance matters and considered how that might impact the relevant Funds.  The Board noted the additional responsibilities of Management in administering the liquidity risk management program.
The Board recognized the extensive range of services that Management provides to the Funds beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund’s investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Funds, for which it is entitled to reasonable compensation.  The Trustees also considered that Management’s responsibilities include continual management of investment, operational, cybersecurity, enterprise, legal, regulatory, and compliance risks as they relate to the Funds, and the Board considers on a regular basis information regarding Management’s processes for monitoring and managing risk.  In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, and that some funds and share classes have been liquidated without ever having been profitable to Management.
The Board also reviewed and evaluated Management’s activities under its contractual obligation to oversee the Funds’ various outside service providers, including its renegotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters.  The Board also considered Management’s ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management.  The Board noted Management’s and NBEL’s largely seamless implementation of their business continuity plan in response to the COVID-19 pandemic and their success in continuously providing services to the Funds not withstanding the disruptions caused by the pandemic.  In addition, the Board noted the positive compliance history of Management and NBEL, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio managers’ compensation and whether this structure provides appropriate incentives to act in the best interests of the Funds. The Board also considered the ability of Management and NBEL to attract and retain qualified personnel to service the Funds.
As in past years, the Board also considered the manner in which Management and NBEL addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and NBEL in response to market conditions over the past year, such as changes in interest rates and the increase in market volatility, and considered the overall performance of Management and NBEL in this context.
Fund Performance
The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared each Fund’s performance, along with its fees and other expenses, to a group of industry peers ("Expense Group") and to a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe").  The Board considered each Fund’s performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems.
With respect to investment performance, the Board considered information regarding each Fund’s short-, intermediate- and long-term performance, as applicable, net of the Fund’s fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of its Expense Group and Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.
In the case of underperformance for any of the periods reported, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark).  For those Funds that the Board identified as having underperformed their benchmark indices, Expense Group, and/or Performance Universe to an extent, or over a period of time, that the Board felt warranted additional inquiry, the Board discussed with Management each such Fund’s performance, potential reasons for the relative performance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also met with the portfolio managers of certain Funds during the 12 months prior to voting on the contract renewal to discuss the Funds’ performance. The Board also considered Management’s responsiveness with respect to the relative performance. The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could disproportionately affect performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreements and that, after considering all relevant factors, it determined to approve the continuation of the Agreements notwithstanding a Fund’s relative performance.
Fee Rates, Profitability, and Fall-out Benefits
With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to the Expense Group provided by the consulting firm, as discussed above.  The Board reviewed a comparison of each Fund’s management fee to its Expense Group.  The Board noted that the comparative management fee analysis includes, in each Fund’s management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Funds.  Accordingly, the Board also considered each Fund’s total expense ratio as compared with its Expense Group as a way of taking account of these differences.
The Board compared each Fund’s contractual and actual management fees to the median of the contractual and actual management fees, respectively, of that Fund’s Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared each Fund’s total expenses to the median of the total expenses of that Fund’s Expense Group.  Where a Fund’s management fee or total expenses were higher than the Expense Group median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the Fund’s management fee or total expenses.  The Board also noted that for some classes of certain Funds, the overall expense ratio is maintained through a contractual or voluntary fee cap and/or expense reimbursements by Management.
In concluding that the benefits accruing to Management and its affiliates, including NBEL, by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to that Fund, the Board reviewed specific data as to Management’s estimated profit or loss on each Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management’s reported expense categories. (The Board also reviewed data on Management’s estimated profit or loss on each Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.)  The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures.  In recent years, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management’s process for calculating and reporting its estimated profit or loss was not unreasonable.
Recognizing that there is no uniform methodology regarding the allocation of firm-wide or complex-wide expenses within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board, in the past, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods.  The Board further noted Management’s representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm.  In addition, the Board recognized that Management’s calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, cybersecurity, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment.  The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with each Fund.  The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to each Fund and, based on its review, concluded that Management’s reported level of estimated profitability, if any, on each Fund was reasonable.
Information Regarding Services to Other Clients
The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of any of the Funds. In the cases where such funds or separate accounts exist, the Board compared the fees charged to the respective Fund to the fees charged to such comparable funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Funds, the differences reflected Management’s greater level of responsibilities and significantly broader scope of services to the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds.

Economies of Scale
The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund’s fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in each Fund’s advisory fees, and whether any such breakpoints are set at appropriate asset levels.  The Board also compared the breakpoint structure to that of the Expense Group.  In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduce many Funds’ expenses at some or all asset levels, which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if a Fund’s assets decline. The Trustees took into account that certain Funds do not have breakpoints in their fees.  As to those Funds whose advisory fees do not have breakpoints, the Board discussed with Management the reasons why the Fund’s particular investment program was less likely than others to produce economies of scale.  In addition, for Funds that do not have breakpoints, the Board considered that setting competitive fee rates and pricing a Fund to scale before it has actually experienced an increase in assets are other means of sharing potential economies of scale with shareholders.  The Board also considered that Management has provided, at no added cost to the Funds, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Funds and their shareholders.
Fund-by-Fund Analysis
With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. The Performance Universes referenced in this section are those identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. With respect to performance quintile rankings for a Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.  With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for a Fund compared to its Expense Group, the first quintile represents the lowest (best) fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. Where a Fund has more than one class of shares outstanding, information for Institutional Class has been provided as identified below.  The Board reviewed the expense structures of all the other classes of shares of the Funds, some of which have higher fees and expenses that reflect their separate distribution and servicing arrangements and the differing needs of different investors. As a proxy for the class expense structure, the Board reviewed the expenses of each class for at least one Fund in the Trust in comparison to Expense Groups for those classes.  The Board noted the effect of higher expenses on the performance of the other classes of shares.
• Neuberger Berman Core Bond Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the second quintile for the 1-, 3-, and 5-year periods and the third quintile for the 10-year period.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee, the actual management fee net of fees waived by Management, and total expenses each ranked in the second quintile.  In addition, the Board met with members of the portfolio management team in December 2021 to discuss the Fund’s performance.
• Neuberger Berman Emerging Markets Debt Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-year period and higher for the 3- and 5-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the fifth quintile for the 1- and 3-year periods and the third quintile for the 5-year period.  The Fund was launched in 2013 and therefore does not have 10-year performance.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee, the actual management fee net of fees waived by Management, and total expenses each ranked in the second quintile. The Board also noted the Fund’s ranking was in the second quintile of its Lipper and Morningstar peer categories for the 7-month period ending July 31, 2022.
• Neuberger Berman Floating Rate Income Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-, 5-, and 10-year periods and higher for the 3-year period; and (2) as compared to its Performance Universe, the Fund’s performance was in the third quintile for the 1-year period, the first quintile for the 3- and 5-year periods, and the second quintile for the 10-year period.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee, the actual management fee net of fees waived by Management, and total expenses each ranked in the first quintile.
• Neuberger Berman High Income Bond Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the third quintile for the 1-, 3-,  5-, and 10-year periods.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the fourth quintile, the actual management fee ranked in the fifth quintile, and total expenses ranked in the third quintile.  In addition, the Board met with a member of the portfolio management team in June 2022 to discuss the Fund’s performance.
• Neuberger Berman Municipal High Income Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was higher for the 1- and 5-year periods and lower for the 3-year period; and (2) as compared to its Performance Universe, the Fund’s performance was in the fourth quintile for the 1- and 3- year periods and the third quintile for the 5-year period.  The Fund was launched in 2015 and therefore does not have a 10-year performance.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the second quintile and the actual management fee net of fees waived by Management and total expenses each ranked in the first quintile.
• Neuberger Berman Municipal Impact Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2021:(1) as compared to its benchmark, the Fund’s performance was lower for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the fifth quintile for the 1-, 3-, and 5-year periods.  NBIA assumed the management of the Fund in 2013; therefore, the Fund does not have does not have 10-year performance under NBIA’s management.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked second out of five funds and the actual management fee net of fees waived by Management and total expenses each ranked first out of five funds.  In addition, the Board took into account information provided by Management regarding the challenge of comparing the Fund to its Performance Universe due to the limited number of impact funds included in that peer group.  The Board also noted the Fund’s outperformance versus its benchmark during the 7-month period ending July 31, 2022.  In addition, the Board noted the Fund’s ranking was in the first quintile of its Lipper peer category and in the second quintile of its Morningstar peer category for the 7-month period ending July 31, 2022.  The Board took into account that the Fund adopted a new investment strategy and benchmark on June 16, 2018, and that the management fee was substantially reduced at that time.  Accordingly, the Board noted that the fee and performance information for earlier periods does not reflect the current strategy or fee arrangement and therefore the utility of such comparisons is limited until the Fund’s new investment strategy has a longer track record.

• Neuberger Berman Municipal Intermediate Bond Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2021:(1) as compared to its benchmark, the Fund’s performance was higher for the 1- and 10-year periods, lower for the 5-year period, and equal to for the 3-year period; and (2) as compared to its Performance Universe, the Fund’s performance was in the second quintile for the 1-year period and the third quintile for the 3-, 5-, and 10-year periods.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee, the actual management fee net of fees waived by Management, and total expenses each ranked in the first quintile.
• Neuberger Berman Short Duration Bond Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2021:(1) as compared to its benchmark, the Fund’s performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the first quintile for the 1-year period, the second quintile for the 3- and 5-year periods, and the third quintile for the 10-year period.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the third quintile and the actual management fee net of fees waived by Management and total expenses each ranked in the first quintile. The Board also took into account that in July 2022, Management added a new portfolio manager, and in 2020, Management reduced the Fund’s expense limitation and made changes to the Fund’s investment strategy.
• Neuberger Berman Strategic Income Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the second quintile for the 1-, 3-, 5-, and 10-year periods.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the third quintile, the actual management fee net of fees waived by Management ranked in the fourth quintile, and total expenses ranked in the first quintile.  In addition, the Board met with members of the portfolio management team in December 2021 to discuss the Fund’s performance.
Conclusions
In approving the continuation of the Agreements, the Board concluded that, in its business judgment, the terms of each Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and NBEL, with respect to Neuberger Berman Emerging Markets Debt Fund, could be expected to continue to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of a Fund that underperformed relative to its Expense Group or Performance Universe, that the Board retained confidence in Management’s and NBEL’s, with respect to Neuberger Berman Emerging Markets Debt Fund, capabilities to manage each Fund; that each Fund’s fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board’s conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Notice to Shareholders
For the fiscal year ended October 31, 2022, the percentages representing the portion of distributions from net investment income that is exempt from federal tax, other than the alternative minimum tax, are as follows:
Municipal High Income	98.25%
Municipal Impact	99.70%
Municipal Intermediate Bond	99.97%
For the fiscal year ended October 31, 2022, certain Funds make the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as Capital Gains Distributions and Qualified Dividend Income.
Fund	Capital Gains Distributions	Qualified Dividend Income
Floating Rate Income	$ —	$124
Municipal Impact	44,470	—
Municipal Intermediate Bond	976,197	—
Short Duration	—	64,270
Strategic Income	11,365,916	456,198
In January 2023, you will receive information to be used in filing your 2022 tax returns, which will include a notice of the exact tax status of all dividends paid to you by each Fund during calendar year 2022. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
www.nb.com
Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund’s investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

H0648 12/22

(b) Not applicable to the Registrant.

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Income Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss, and Deborah C. McLean.  Mr. Cosgrove, Ms. Goss, and Ms. McLean are independent trustees as defined by Form N-CSR.
Item 4.  Principal Accountant Fees and Services.

Ernst & Young, LLP (“E&Y”) serves as independent registered public accounting firm to Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund.  Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund commenced operations on September 27, 2013, February 1, 1992, July 9, 1987, June 9, 1986, and July 11, 2003, respectively.  Effective December 15, 2021, E&Y also serves as independent registered public accounting firm to Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Municipal High Income Fund and Neuberger Berman Municipal Impact Fund.  Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Municipal High Income Fund and Neuberger Berman Municipal Impact Fund commenced operations on October 1, 1995, December 29, 2009, June 22, 2015, and March 11, 2013, respectively.

Prior to December 15, 2021, Tait, Weller & Baker LLP (“Tait Weller”) served as independent registered public accounting firm to Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Municipal High Income Fund and Neuberger Berman Municipal Impact Fund.

(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $259,369 and $453,200 for the fiscal years ended 2021 and 2022, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $114,925 for the fiscal year ended 2021.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2021 and 2022, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2021 and 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2021 and 2022, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2021 and 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 for the fiscal year ended 2021. The Audit Committee approved 0% of these services provided by Tait Weller for the fiscal year ended 2021, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 for the fiscal year ended 2021. The Audit Committee approved 0% of these services provided by Tait Weller for the fiscal year ended 2021, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $118,250 and $123,630 for the fiscal years ended 2021 and 2022, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2021 and 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2021 and 2022, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2021 and 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended 2021. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of PFICs, assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% of these services provided by Tait Weller for the fiscal year ended 2021, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 for the fiscal year ended 2021.  The Audit Committee approved 0% of these services provided by Tait Weller for the fiscal year ended 2021, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2021 and 2022, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2021 and 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2021 and 2022, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2021 and 2022, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 for the fiscal year ended 2021. The Audit Committee approved 0% of these services provided by Tait Weller for the fiscal year ended 2021, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 for the fiscal year ended 2021. The Audit Committee approved 0% of these services provided by Tait Weller for the fiscal year ended 2021, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $118,250 and $123,630 for the fiscal years ended 2021 and 2022, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2021 and 2022, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant were $0 for the fiscal year ended 2021.
Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 for the fiscal year ended 2021.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.
Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s annual report, which is included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	The information regarding change in independent public accountant is incorporated by reference to Registrant’s Form N-CSRS, Investment Company Act file number 811-03802 (filed July 6, 2022).

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Funds

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 5, 2023

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial and Accounting Officer
Date: January 5, 2023